                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]

     Pre-Effective Amendment No. ___                               [ ]


     Post-Effective Amendment No. 17                               [X] 333-57681


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [ ]


     Amendment No. 7                                               [X] 811-08833


                        (Check appropriate box or boxes)

                        WRL SERIES LIFE CORPORATE ACCOUNT
                           (Exact name of Registrant)

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                               (Name of Depositor)

                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
              (Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number, including Area Code: (610) 439-5253

(Name and complete address
of agent for service)                        Copy to:

Steven R. Shepard, Esq.                      Frederick R. Bellamy, Esq.
Western Reserve Life Assurance Co. of Ohio   Sutherland Asbill & Brennan LLP
570 Carillon Parkway                         1275 Pennsylvania Avenue, N.W.
St. Petersburg, Florida 33716                Washington, DC 20004-2415

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b)


[X]  on May 1, 2007 pursuant to paragraph (b)


[ ]  60 days after filing pursuant to paragraph (a)(1)


[ ]  on April XX, 2007 pursuant to paragraph (a)(1) of Rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

    Title of securities being registered: Individual variable adjustable life insurance policies.

                                     PART A

PROSPECTUS

MAY 1, 2007


                                  ADVANTAGE IV
                                 ISSUED THROUGH
                       WRL SERIES LIFE CORPORATE ACCOUNT
                                       BY
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                  ADMINISTRATIVE OFFICE 4333 EDGEWOOD ROAD NE

                             CEDAR RAPIDS, IA 52499

                         1-888-804-8461 1-319-355-8572


            AN INDIVIDUAL VARIABLE ADJUSTABLE LIFE INSURANCE POLICY


This prospectus describes the Advantage IV, an individual variable adjustable life insurance policy (the "Policy") offered by Western Reserve Life Assurance Co. of Ohio ("Western Reserve," "we," or "us"), an AEGON company. You may allocate amounts under the Policy to one or more of the subaccounts of the Western Reserve Series Life Corporate Account (the "separate account"). Each subaccount invests its assets in one of the corresponding underlying fund portfolios listed on the following page.



If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another policy you own to make premium payments under this Policy.



Prospectuses for the portfolios must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.


An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

A I M VARIABLE INSURANCE FUNDS


[ ]  A I M V.I. Capital Appreciation Fund -- Series I Shares


[ ]  A I M V.I. Dynamics Fund -- Series I Shares


[ ]  A I M V.I. Financial Services Fund -- Series I Shares


[ ]  A I M V.I. Global Health Care Fund -- Series I Shares


[ ]  A I M V.I. Small Cap Equity -- Series I Shares(1)


[ ]  A I M V.I. Technology Fund -- Series I Shares

AMERICAN FUNDS INSURANCE SERIES
[ ]  AFIS Global Small Capitalization Fund (Class 2)
[ ]  AFIS Growth Fund (Class 2)
[ ]  AFIS International Fund (Class 2)
[ ]  AFIS New World Fund (Class 2)

DWS INVESTMENTS VIT FUNDS


[ ]  DWS Equity 500 Index VIP (Class A)


[ ]  DWS Small Cap Index VIP (Class A)

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
[ ]  Fidelity VIP Balanced Portfolio (Initial Class)
[ ]  Fidelity VIP Contrafund(R) Portfolio (Initial Class)
[ ]  Fidelity VIP Growth Portfolio (Initial Class)
[ ]  Fidelity VIP Growth Opportunities Portfolio (Initial Class)
[ ]  Fidelity VIP High Income Portfolio (Initial Class)
[ ]  Fidelity VIP Money Market Portfolio (Initial Class)
FIRST EAGLE VARIABLE FUNDS, INC.
[ ]  First Eagle Overseas Variable Fund
JANUS ASPEN SERIES
[ ]  Janus Aspen Series Flexible Bond Portfolio (Institutional Shares)
[ ]  Janus Aspen Series Forty Portfolio (Institutional Shares)
[ ]  Janus Aspen Series International Growth Portfolio (Institutional Shares)
[ ]  Janus Aspen Series Large Cap Growth Portfolio (Institutional Shares)
[ ]  Janus Aspen Series Mid Cap Growth Portfolio (Institutional Shares)
[ ] Janus Aspen Series Worldwide Growth Portfolio (Institutional Shares) PIMCO VARIABLE INSURANCE TRUST
[ ]  PIMCO VIT All Asset Portfolio (Administrative Class)

[ ]  PIMCO VIT All Asset Portfolio (Institutional Class)

[ ]  PIMCO VIT Low Duration Portfolio (Institutional Class)
[ ]  PIMCO VIT Real Return Portfolio (Institutional Class)
[ ]  PIMCO VIT Short-Term Portfolio (Institutional Class)
[ ]  PIMCO VIT StocksPLUS Growth and Income Portfolio (Institutional Class)
[ ]  PIMCO VIT Total Return Portfolio (Institutional Class)
ROYCE CAPITAL FUND
[ ]  Royce Micro-Cap Portfolio
[ ]  Royce Small-Cap Portfolio
T. ROWE PRICE EQUITY SERIES, INC.
[ ]  T. Rowe Price Blue Chip Growth Portfolio
[ ]  T. Rowe Price Equity Income Portfolio
[ ]  T. Rowe Price Mid-Cap Growth Portfolio(2)
[ ]  T. Rowe Price New America Growth Portfolio
T. ROWE PRICE FIXED INCOME SERIES, INC.
[ ]  T. Rowe Price Limited-Term Bond Portfolio
T. ROWE PRICE INTERNATIONAL SERIES, INC.
[ ]  T. Rowe Price International Stock Portfolio
THIRD AVENUE VARIABLE SERIES TRUST
[ ]  Third Avenue Value Portfolio
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
[ ]  UIF Emerging Markets Debt Portfolio (Class I)
[ ]  UIF Emerging Markets Equity Portfolio (Class I)
[ ]  UIF U.S. Mid Cap Value Portfolio (Class I)
VANGUARD VARIABLE INSURANCE FUND
[ ]  Vanguard VIF Balanced Portfolio
[ ]  Vanguard VIF Capital Growth Portfolio
[ ]  Vanguard VIF Diversified Value Portfolio
[ ]  Vanguard VIF Equity Income Portfolio
[ ]  Vanguard VIF Equity Index Portfolio
[ ]  Vanguard VIF Growth Portfolio
[ ]  Vanguard VIF High Yield Bond Portfolio
[ ]  Vanguard VIF International Portfolio
[ ]  Vanguard VIF Mid-Cap Index Portfolio
[ ]  Vanguard VIF Money Market Portfolio
[ ]  Vanguard VIF REIT Index Portfolio
[ ]  Vanguard VIF Short-Term Investment-Grade Portfolio
[ ]  Vanguard VIF Small Company Growth Portfolio
[ ]  Vanguard VIF Total Bond Market Index Portfolio

[ ]  Vanguard VIF Total Stock Market Index Portfolio


---------------


(1) Effective May 1, 2007, the A I M VI Small Cap Growth Fund -- Series I Shares merged into the A I M V.I. Small Cap Equity Fund -- Series I shares.



(2) Fund closed to new investors effective April 30, 2004.

TABLE OF CONTENTS
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
Policy Benefits/Risks Summary...............................  1
     Policy Benefits........................................  1
       The Policy in General................................  1
       Flexible Premiums....................................  1
       Free-Look Period.....................................  1
       Variable Life Insurance Benefit......................  2
       Cash Value...........................................  3
       Transfers............................................  3
       Loans................................................  3
       Partial Withdrawals and Surrenders...................  3
       Tax Benefits.........................................  4
       Personalized Illustrations...........................  4
     Policy Risks...........................................  4
       Investment Risks.....................................  4
       Risk of Lapse........................................  4
       Tax Risks (Income Tax and MEC).......................  5
       Loan Risks...........................................  5
       Risk of an Increase in Current Fees and Expenses.....  5
Portfolio Risks.............................................  5
Fee Tables..................................................  6
     Transaction Fees.......................................  6
     Periodic Charges Other Than Portfolio Operating          6
      Expenses..............................................
     Annual Portfolio Operating Expenses....................  8
Western Reserve, The Separate Account and the Portfolios....  13
     Western Reserve........................................  13
     The Separate Account...................................  13
     The Portfolios.........................................  13
     Selection of the Underlying Portfolios.................  20
     Revenue We Receive.....................................  20
     Your Right to Vote Portfolio Shares....................  22
Charges and Deductions......................................  22
     Percent of Premium Load................................  23
     Deferred Sales Load....................................  23
     Monthly Deduction......................................  24
       Monthly Contract Charge..............................  24
       Monthly Cost of Insurance Charge.....................  24
       Optional Insurance Riders............................  25
       Mortality and Expense Risk Charge....................  25
     Administrative Charges.................................  26
       Partial Withdrawal Charge............................  26
       Loan Interest........................................  26
       Transfer Charge......................................  26
       Taxes................................................  27

       Portfolio Expenses...................................  27
The Policy..................................................  27
     Ownership Rights.......................................  27
     Modifying the Policy...................................  27
     Purchasing a Policy....................................  28
     Replacement of Existing Insurance......................  28
     When Insurance Coverage Takes Effect...................  29
     Free-Look Period.......................................  29
     Backdating a Policy....................................  29
Policy Features.............................................  29
     Premiums...............................................  29
       Allocating Premiums..................................  29
       Premium Flexibility..................................  30
       Planned Periodic Payments............................  30
       Premium Limitations..................................  30
       Making Premium Payments..............................  31
Transfers...................................................  31
     General................................................  31
     Disruptive Trading and Market Timing...................  32
     Transfer Procedures....................................  34
     Asset Rebalancing Program..............................  35
     Third Party Asset Allocation Services..................  36
Policy Values...............................................  36
     Cash Value.............................................  36
     Net Cash Value.........................................  36
     Subaccount Value.......................................  36
     Accumulation Units.....................................  37
     Accumulation Unit Value................................  37
     Net Investment Factor..................................  38
Life Insurance Benefit......................................  38
     Life Insurance Benefit Options.........................  38
     Life Insurance Benefit Compliance Tests................  40
     Choosing a Life Insurance Benefit Option...............  42
     Changing the Life Insurance Benefit Option.............  42
     How Life Insurance Benefits May Vary in Amount.........  43
     Changing the Face Amount...............................  43
       Decreasing the Face Amount...........................  43
       Increasing the Face Amount...........................  44
     Duration of the Policy.................................  44
     Payment Options........................................  44
Surrenders and Partial Withdrawals..........................  44
     Surrenders.............................................  44
     Partial Withdrawals....................................  45
Loans.......................................................  46
     General................................................  46

       Interest Rate Charged................................  46
       Loan Account Interest Rate Credited..................  47
       Indebtedness.........................................  47
       Repayment of Indebtedness............................  47
     Effect of Policy Loans.................................  47
Policy Lapse and Reinstatement..............................  47
     Lapse..................................................  47
     Reinstatement..........................................  48
Policy Termination..........................................  48
Federal Income Tax Considerations...........................  48
     Tax Status of the Policy...............................  48
     Tax Treatment of Policy Benefits.......................  49
Other Policy Information....................................  53
     Payments We Make.......................................  53
     Split Dollar Arrangements..............................  53
Supplemental Benefits (Riders)..............................  54
     Term Insurance Rider...................................  54
Additional Information......................................  54
     Sale of the Policies...................................  54
     State Variations.......................................  55
     Legal Proceedings......................................  55
     Financial Statements...................................  56
Table of Contents of the Statement of Additional              57
  Information...............................................
Glossary....................................................  58
Prospectus Back Cover.......................................
     Personalized Illustrations of Policy Benefits..........
     Inquiries..............................................


             This Policy is not available in the State of New York.

POLICY BENEFITS/RISKS SUMMARY                                       ADVANTAGE IV
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     This summary describes the Policy's important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

POLICY BENEFITS

  THE POLICY IN GENERAL

     - The Advantage IV is an individual variable adjustable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

     - Under Western Reserve's current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:

      - A minimum of five (5) Policies are issued, each on the life of a different insured; OR

      - The aggregate annualized first-year planned premium for all Policies is at least $100,000.

     - The Policy is designed to be long-term in nature in order to provide significant life insurance benefits. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.

     - SEPARATE ACCOUNT. You may put the cash value in any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the inside front cover of this prospectus and under "The Portfolios" section. Money you place in a subaccount is subject to investment risk, and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.


     - SUPPLEMENTAL BENEFITS (RIDERS). The Term Life Insurance Rider is available under the Policy. If you choose to purchase this rider, we may deduct a charge for this rider from the Policy's cash value as part of the monthly deduction. This rider may not be available in all states.


  FLEXIBLE PREMIUMS

     - You select a premium payment plan, but the plan is flexible -- you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits.

     - You increase your risk of lapse if you do not regularly pay premiums; however, failing to pay premiums alone will not cause the Policy to lapse and PAYING THE PLANNED PREMIUMS WILL NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE. Under certain circumstances, extra premiums may be required to prevent lapse.

  FREE-LOOK PERIOD


     - The FREE-LOOK PERIOD generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. Unless we receive information or are notified otherwise at our administrative office, we will deem the Policy delivered to you 4 days after we mail the Policy. You may return the Policy during this period and, depending upon the laws of the state governing your Policy (usually the state where you live), receive a refund of the greater of (a) the Policy's cash value as of the date the Policy is returned or (b) the amount of premiums paid, less any partial withdrawals. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your net premium to the accounts you indicated on your application, or we will hold the premium in our general account until the end of the free-look period.

  VARIABLE LIFE INSURANCE BENEFIT

     - If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies). The amount of the life insurance benefit depends on the face amount of insurance you select (the "face amount"), the life insurance benefit option you choose, the tax compliance test you choose, and any additional insurance provided by riders you purchase.

     - CHOICE AMONG LIFE INSURANCE BENEFIT OPTIONS. You must choose one of three life insurance benefit options. We offer the following:

      - Option 1 is the greater of:


        - the face amount of the Policy, or



        - a limitation percentage, multiplied by the Policy's cash value on the date of the insured's death.


      - Option 2 is the greater of:


        - the face amount of the Policy PLUS the Policy's cash value on the date of the insured's death, or



        - a limitation percentage, multiplied by the Policy's cash value on the date of the insured's death.


      - Option 3 is the greater of:


        - the face amount of the Policy PLUS the cumulative premiums paid LESS cumulative partial withdrawals, or



        - a limitation percentage, multiplied by the Policy's cash value on the date of the insured's death.



     We will reduce the life insurance benefit proceeds by any outstanding indebtedness and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider. We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.


     The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can choose either tax compliance test with any of the three life insurance benefit options. Your election may affect the amount of the life insurance benefit proceeds and the monthly deduction. Once chosen, the test may not be changed. YOU SHOULD CONSULT A TAX ADVISOR WHEN CHOOSING A TAX TEST.

     - Under current tax law, the life insurance benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

     - CHANGE IN LIFE INSURANCE BENEFIT OPTION AND FACE AMOUNT. After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our administrative office. Any increase in face amount will require proof of insurability and will result in additional charges. Changes in life insurance benefit options may require proof of insurability. We do not allow changes between life insurance benefit options 2 and 3. Changing the life insurance benefit option or the face amount may have tax consequences.

  CASH VALUE


     - Cash value is the sum of your Policy's value in each subaccount and the loan account. It is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).


  TRANSFERS


     - You can transfer cash value among the subaccounts. You currently may make transfers in writing, or by fax to our administrative office.


     - We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

     - An asset rebalancing program is available.


     - We reserve the right to impose severe restrictions on, or even eliminate the transfer privilege. See "Disruptive Trading and Market Timing."


  LOANS


     - After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy of up to 90% of the net cash value MINUS any outstanding indebtedness on that date. We may permit a loan before the first Policy anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under Section 1035 (a) of the Internal Revenue Code (the "Code"). The minimum loan amount is $500.


     - For Policies issued on or after January 28, 2002, we currently charge interest of 4.70% annually in Policy Years 1-17 and 4.20% annually in Policy Years 18+, payable in arrears, on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 6.00%. Interest is added to the amount of the loan to be repaid. Different current loan interest rates apply for Policies issued before January 28, 2002.

     - To secure the loan, we transfer a portion of your cash value to a loan account. The loan account is part of our general account. We will credit 4.00% interest annually on amounts in the loan account.


     - Loans may have tax consequences. In particular, Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is a modified endowment contract. See "Federal Income Tax Considerations."


  PARTIAL WITHDRAWALS AND SURRENDERS

     - You may take partial withdrawals of cash value after the first Policy year. The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.

     - We reserve the right to deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the subaccounts.

     - The cash value and the net cash value will be reduced, as of the date of payment, by the amount of any partial withdrawal that you make and any processing fee.

     - If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal. If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount. If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $25,000.

     - You may fully surrender the Policy at any time before the insured's death. Life insurance coverage will end. You will receive the net cash value. There are no surrender charges on this Policy, but there is a deferred sales load.

     - A partial withdrawal or surrender may have tax consequences.

  TAX BENEFITS


     A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.



     If the Policy satisfies the definition of life insurance under the Code, the life insurance benefit generally should be excludable from the taxable income of the recipient. In addition, you should not be deemed to be in constructive receipt of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal, surrender the Policy, or we pay the maturity benefit. Transfers between the subaccounts are not taxable transactions.


  PERSONALIZED ILLUSTRATIONS

     You may request personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you to:

     - understand the long-term effects of different levels of investment performances,

     - understand the charges and deductions under the Policy, and

     - compare the Policy to other life insurance policies.


     These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) especially if you surrender the Policy in the early Policy years. Therefore, you should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.


POLICY RISKS

  INVESTMENT RISKS

     The Policy allows you to allocate your Policy's cash value to one or more subaccounts, which invest in a designated portfolio. You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.

  RISK OF LAPSE

     Your Policy may lapse if loans, partial withdrawals, the monthly deductions, and insufficient investment returns reduce the net cash value to zero. The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due, and then your Policy will lapse unless you make a sufficient payment during the late period.

     If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk of a lapse.

     A Policy lapse may have adverse tax consequences.

     You may reinstate this Policy within five years after it has lapsed (and before the insured reaches age 100), if the insured meets our insurability requirements and you pay the amount we require.


  TAX RISKS (INCOME TAX AND MEC)


     A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. In the absence of guidance, however, there is less certainty with respect to Policies issued on a substandard basis, particularly if you pay the full amount of premiums.



     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. All MECs that we (and/or our affiliates) issue to the same owner in the same calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when taxable distribution occurs. If a Policy is not treated as a MEC, partial withdrawals, surrenders and loans generally will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. See "Federal Income Tax Consequences." You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.


  LOAN RISKS

     A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and place that amount in the loan account as collateral. We then credit a fixed interest rate of 4.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts, the effect could be favorable or unfavorable.

     We currently charge an annual interest rate on Policy loans of 4.70% in Policy years 1-17 and 4.20% in Policy years 18+, payable in arrears. This charge may increase, but it will not exceed 6.00%. Interest is added to the amount of the loan to be repaid.

     A Policy loan could make it more likely that a Policy would lapse. Adverse tax consequences may result from a lapse, especially if the Policy is a non-MEC.

     If a loan from a Policy is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

  RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

     Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

PORTFOLIO RISKS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

     There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following tables describe the fees and expenses that are payable when buying and owning a Policy purchased on or after January 28, 2002. Policies issued before January 28, 2002 have different fees and expenses. If the amount of a charge depends on the personal characteristics of the insured or the owner, the fee table lists the minimum and maximum charges we assess under the Policy, as well as the fees and charges of a typical insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

     The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy, taking loans or transferring Policy cash value among the subaccounts.

                                TRANSACTION FEES


                          WHEN CHARGE IS         AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                       DEDUCTED      GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                    --------------   -----------------------------------  ------------------------------
PERCENT OF PREMIUM
LOAD....................  Upon receipt of  11.50% of each premium received up   11.50% of premium received up
                          premium          to the target premium(1) in all      to target premium and 1.00% of
                                           years; 4.50% of premium received in  premium received in excess of
                                           excess of target premium in policy   target premium in Policy year
                                           year 1 and 7.50% of premium          1; 6.00% of premium received
                                           received in excess of target         up to target premium and 0.50%
                                           premium in Policy years 2+           of premium received in excess
                                                                                of target premium in Policy
                                                                                years 2-7; 2.10% of premium
                                                                                received up to target premium
                                                                                and 0.50% of premium received
                                                                                in Policy years 8-10; and
                                                                                0.50% of all premium received
                                                                                in Policy years 11+

PARTIAL WITHDRAWAL
CHARGE..................  Upon withdrawal  2.00% of the amount withdrawn, not   We do not currently impose the
                                           to exceed $25.00                     partial withdrawal charge

TRANSFER CHARGE.........  Upon each        $25.00 for each transfer in excess   We do not currently impose the
                          transfer beyond  of 12 per Policy year                transfer charge
                          12 transfers in
                          any Policy year


---------------

(1) The "target premium" is not the planned premium that you intend to pay. The target premium is used only to calculate the percent of premium load. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured's sex, issue age and underwriting class.


     The table below describes the fees and expenses that a policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.


          PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES(1)

                          WHEN CHARGE IS         AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                       DEDUCTED      GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                    --------------   -----------------------------------  ------------------------------
MONTHLY CONTRACT
CHARGE..................  On the           $16.50 per month in the first        $16.50 per month in the first
                          effective date   Policy year and $10.00 in Year 2+    Policy year and $4.00 in Year
                          and on each                                           2+
                          monthly
                          deduction day

                          WHEN CHARGE IS         AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                       DEDUCTED      GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                    --------------   -----------------------------------  ------------------------------
COST OF INSURANCE(2)
(WITHOUT EXTRA
RATINGS)................  On the
                          effective date
                          and on each
                          monthly
                          deduction day

  - Minimum Charge......                   $0.09 per month per $1000 of net     $0.0138 per month per $1000 of
                                           amount at risk(3) (Female, Non-      net amount at risk (Female,
                                           Tobacco, Age 20, Medical Issue)      Non- Tobacco, Age 20, Medical
                                                                                Issue)

  - Maximum Charge......                   $83.33 per month per $1000 of net    $33.04 per month per $1000 of
                                           amount at risk (Male, Tobacco, Age   net amount at risk (Male,
                                           99, Guaranteed Issue)                Tobacco, Age 99, Guaranteed
                                                                                Issue)

  - Charge for a Male,
    age 48, Guaranteed
    Issue, during the
    first Policy year...                   $0.50 per month per $1000 of net     $0.11 per month per $1000 of
                                           amount at risk                       net amount at risk

MORTALITY AND EXPENSE
RISK CHARGE.............  On the           0.90% (annually) of the average      0.70% (annually) of the
                          effective date   cash value on each valuation day     average cash value on each
                          and on each                                           valuation day Policy years
                          monthly                                               1-17, and 0.20% (annually) of
                          deduction day                                         the average cash value on each
                                                                                valuation day in Policy years
                                                                                18+

DEFERRED SALES LOAD.....  Annually, on     1.50% of all premium received in     1.50% of the premium received
                          each Policy      Policy year 1                        up to target premium in Policy
                          anniversary                                           year 1, and 0.40% of premium
                          during Policy                                         received in excess of target
                          years 2-7                                             premium in Policy year 1

TERM LIFE INSURANCE
RIDER(4)................  On the
                          effective date
                          (date of issue)
                          and on each
                          monthly
                          deduction day

  - Minimum Charge                         $0.06 per month per $1000 of net     $0.0138 per month per $1000 of
                                           amount at risk                       net amount at risk

  - Maximum Charge                         $83.33 per month per $1000 of net    $33.04 per month per $1000 of
                                           amount at risk                       net amount at risk

  - Charge for a Male,
    age 48, Guarantee
    Issue                                  $0.50 per month per $1000 of net     $0.11 per month per $1000 of
                                           amount at risk                       net amount at risk

LOAN INTEREST SPREAD(5)   On Policy        2.00% (annually)                     0.70% (annually) in Policy
                          anniversary or                                        years 1-17; 0.20% (annually)
                          earlier, as                                           in Policy years 18+
                          applicable(6)

---------------

(1) Different charges apply to Policies issued before May 1, 2001, and to policies issued before January 28, 2002.

(2) Cost of insurance rates vary based on the insured's age, sex, underwriting class and Policy duration. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your registered representative or the administrative office listed on the back cover.

(3) The net amount at risk equals the life insurance benefit on a monthly deduction day, divided by 1.0032737, minus the cash value as of the monthly deduction day.


(4) The charge for this rider varies based on the insured's age, sex and underwriting class, and face amount or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about your rider charges by contacting your registered representative or the administrative office listed on the back cover.


(5) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 6.00% annually) and the amount of interest we credit to the amount in your loan account (which is 4.00% annually).

(6) While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured's death. Different Policy loan interest rates apply to Policies issued before January 28, 2002.


     The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2006. These expenses may be different in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                     LOWEST   HIGHEST
-----------------------------------------                     ------   -------
(total of all expenses that are deducted from portfolio
  assets, including management fees, distribution (12b-1)
  and other expenses).......................................   0.14%    1.63%


                      ANNUAL PORTFOLIO OPERATING EXPENSES
                   (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)


     The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2006 (except as noted in the footnotes). The information in this table (and in the footnotes thereto) was provided to Western Reserve by the applicable portfolio. Western Reserve has not independently verified such information. Expenses of the portfolios may be higher or lower in the future. For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus. For information concerning compensation paid for the sale of the Policies, see "Sales of the Policies."



                                                                                 FEES AND EXPENSES
                                                                   GROSS TOTAL     CONTRACTUALLY     TOTAL NET
                                   MANAGEMENT    OTHER     12B-1     ANNUAL          WAIVED OR        ANNUAL
PORTFOLIO                             FEES      EXPENSES   FEES     EXPENSES      REIMBURSED(21)     EXPENSES
---------                          ----------   --------   -----   -----------   -----------------   ---------
A I M V.I. Capital Appreciation
  Fund -- Series I Shares(1).....     0.61%       0.30%     N/A        0.91%           0.00%            0.91%
A I M V.I. Dynamics Fund --
  Series I Shares(1)(2)..........     0.75%       0.39%     N/A        1.14%           0.01%            1.13%
A I M V.I. Financial Services
  Fund -- Series I Shares(1).....     0.75%       0.38%     N/A        1.13%           0.00%            1.13%
A I M V.I. Global Health Care
  Fund -- Series I
  Shares(1)(3)...................     0.75%       0.36%     N/A        1.11%           0.00%            1.11%
A I M V.I. Small Cap Equity
  Fund -- Series I
  Shares(2)(4)...................     0.75%       0.54%     N/A        1.29%           0.13%            1.16%
A I M V.I. Technology Fund --
  Series I Shares(1).............     0.75%       0.37%     N/A        1.12%           0.00%            1.12%
AFIS Global Small Capitalization
  Fund (Class 2).................     0.72%       0.05%    0.25%       1.02%           0.00%            1.02%

                                                                                 FEES AND EXPENSES
                                                                   GROSS TOTAL     CONTRACTUALLY     TOTAL NET
                                   MANAGEMENT    OTHER     12B-1     ANNUAL          WAIVED OR        ANNUAL
PORTFOLIO                             FEES      EXPENSES   FEES     EXPENSES      REIMBURSED(21)     EXPENSES
---------                          ----------   --------   -----   -----------   -----------------   ---------
AFIS Growth Fund (Class 2).......     0.32%       0.02%    0.25%       0.59%           0.00%            0.59%
AFIS International Fund (Class
  2).............................     0.50%       0.04%    0.25%       0.79%           0.00%            0.79%
AFIS New World Fund (Class 2)....     0.81%       0.07%    0.25%       1.13%           0.00%            1.13%
DWS Equity 500 Index VIP (Class
  A)(5)(6).......................     0.29%       0.00%     N/A        0.29%           0.01%            0.28%
DWS Small Cap Index VIP (Class
  A)(5)(7).......................     0.45%       0.05%     N/A        0.50%           0.00%            0.50%
Fidelity VIP Balanced Portfolio
  (Initial Class)(8).............     0.42%       0.19%     N/A        0.61%           0.00%            0.61%
Fidelity VIP Contrafund(R)
  Portfolio (Initial Class)(9)...     0.57%       0.09%     N/A        0.66%           0.00%            0.66%
Fidelity VIP Growth Portfolio
  (Initial Class)(10)............     0.57%       0.11%     N/A        0.68%           0.00%            0.68%
Fidelity VIP Growth Opportunities
  Portfolio (Initial
  Class)(11).....................     0.57%       0.15%     N/A        0.72%           0.00%            0.72%
Fidelity VIP High Income
  Portfolio (Initial Class)......     0.57%       0.14%     N/A        0.71%           0.00%            0.71%
Fidelity VIP Money Market
  Portfolio (Initial Class)......     0.23%       0.10%     N/A        0.33%           0.00%            0.33%
First Eagle Overseas Variable
  Fund...........................     0.75%       0.24%    0.25%       1.24%           0.00%            1.24%
Janus Aspen Series Flexible Bond
  Portfolio (Institutional
  Shares)........................     0.55%       0.10%     N/A        0.65%           0.00%            0.65%
Janus Aspen Series Forty
  Portfolio (Institutional
  Shares)........................     0.64%       0.06%     N/A        0.70%           0.00%            0.70%
Janus Aspen Series International
  Growth Portfolio (Institutional
  Shares)........................     0.64%       0.07%     N/A        0.71%           0.00%            0.71%
Janus Aspen Series Large Cap
  Growth Portfolio (Institutional
  Shares)........................     0.64%       0.05%     N/A        0.69%           0.00%            0.69%
Janus Aspen Series Mid Cap Growth
  Portfolio (Institutional
  Shares)........................     0.64%       0.06%     N/A        0.70%           0.00%            0.70%
Janus Aspen Series Worldwide
  Growth Portfolio (Institutional
  Shares)(12)....................     0.60%       0.04%     N/A        0.64%           0.00%            0.64%
PIMCO VIT All Asset Portfolio
  (Administrative
  Class)(14)(15)(16).............    0.175%       1.01%     N/A       1.185%           0.00%           1.185%
PIMCO VIT All Asset Portfolio
  (Institutional
  Class)(14)(15)(16).............    0.175%       0.86%     N/A       1.035%           0.00%           1.035%
PIMCO VIT Low Duration Portfolio
  (Institutional Class)..........     0.25%       0.25%     N/A        0.50%           0.00%            0.50%
PIMCO VIT Real Return Portfolio
  (Institutional Class)(17)......     0.25%       0.25%     N/A        0.50%           0.00%            0.50%
PIMCO VIT Short-Term Portfolio
  (Institutional Class)(18)......     0.25%       0.20%     N/A        0.45%           0.00%            0.45%
PIMCO VIT StocksPLUS Growth and
  Income Portfolio (Institutional
  Class).........................     0.30%       0.10%     N/A        0.40%           0.00%            0.40%
PIMCO VIT Total Return Portfolio
  (Institutional
  Class)(19)(20).................     0.25%       0.27%     N/A        0.52%           0.00%            0.52%
Royce Micro-Cap Portfolio........     1.25%       0.06%     N/A        1.31%           0.00%            1.31%
Royce Small-Cap Portfolio........     1.00%       0.08%     N/A        1.08%           0.00%            1.08%

                                                                                 FEES AND EXPENSES
                                                                   GROSS TOTAL     CONTRACTUALLY     TOTAL NET
                                   MANAGEMENT    OTHER     12B-1     ANNUAL          WAIVED OR        ANNUAL
PORTFOLIO                             FEES      EXPENSES   FEES     EXPENSES      REIMBURSED(21)     EXPENSES
---------                          ----------   --------   -----   -----------   -----------------   ---------
T. Rowe Price Blue Chip Growth
  Portfolio......................     0.85%       0.00%     N/A        0.85%           0.00%            0.85%
T. Rowe Price Equity Income
  Portfolio......................     0.85%       0.00%     N/A        0.85%           0.00%            0.85%
T. Rowe Price Mid-Cap Growth
  Portfolio......................     0.85%       0.00%     N/A        0.85%           0.00%            0.85%
T. Rowe Price New America Growth
  Portfolio......................     0.85%       0.00%     N/A        0.85%           0.00%            0.85%
T. Rowe Price Limited-Term Bond
  Portfolio......................     0.70%       0.00%     N/A        0.70%           0.00%            0.70%
T. Rowe Price International Stock
  Portfolio......................     1.05%       0.00%     N/A        1.05%           0.00%            1.05%
Third Avenue Value Portfolio.....     0.90%       0.27%     N/A        1.17%           0.00%            1.17%
UIF Emerging Markets Debt
  Portfolio (Class I)............     0.75%       0.35%     N/A        1.10%           0.00%            1.10%
UIF Emerging Markets Equity
  Portfolio (Class I)(13)........     1.23%       0.40%     N/A        1.63%           0.00%            1.63%
UIF U.S. Mid Cap Value Portfolio
  (Class I)......................     0.72%       0.29%     N/A        1.01%           0.00%            1.01%
Vanguard VIF Balanced
  Portfolio......................     0.14%       0.11%     N/A        0.25%           0.00%            0.25%
Vanguard VIF Capital Growth
  Portfolio......................     0.23%       0.19%     N/A        0.42%           0.00%            0.42%
Vanguard VIF Diversified Value
  Portfolio......................     0.24%       0.16%     N/A        0.40%           0.00%            0.40%
Vanguard VIF Equity Income
  Portfolio......................     0.16%       0.12%     N/A        0.28%           0.00%            0.28%
Vanguard VIF Equity Index
  Portfolio......................     0.11%       0.03%     N/A        0.14%           0.00%            0.14%
Vanguard VIF Growth Portfolio....     0.21%       0.17%     N/A        0.38%           0.00%            0.38%
Vanguard VIF High Yield Bond
  Portfolio......................     0.14%       0.10%     N/A        0.24%           0.00%            0.24%
Vanguard VIF International
  Portfolio......................     0.26%       0.18%     N/A        0.44%           0.00%            0.44%
Vanguard VIF Mid-Cap Index
  Portfolio......................     0.19%       0.05%     N/A        0.24%           0.00%            0.24%
Vanguard VIF Money Market
  Portfolio......................     0.11%       0.05%     N/A        0.16%           0.00%            0.16%
Vanguard VIF REIT Index
  Portfolio......................     0.27%       0.04%     N/A        0.31%           0.00%            0.31%
Vanguard VIF Short-Term
  Investment-Grade Portfolio.....     0.10%       0.05%     N/A        0.15%           0.00%            0.15%
Vanguard VIF Small Company Growth
  Portfolio......................     0.22%       0.16%     N/A        0.38%           0.00%            0.38%
Vanguard VIF Total Bond Market
  Index Portfolio................     0.11%       0.05%     N/A        0.16%           0.00%            0.16%
Vanguard VIF Total Stock Market
  Index Portfolio................     0.12%       0.04%     N/A        0.16%           0.00%            0.16%


---------------


 (1) The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses of Series I shares to 1.30% of average daily net assets. The expense limitation agreement is in effect through at least April 30, 2008. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the numbers reflected above: (i) interest; (ii) taxes;
     (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds invested cash. In addition, the Fund may also benefit from a one time credit to be used to offset future custodian expenses.



 (2) Through April 30, 2008, the Fund's advisor has contractually agreed to waive a portion of its advisory fees to the extent necessary so that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund's maximum annual advisory fee rate ranges from 0.745% (for average net assets up to $250 million) to 0.64% (for average net assets over $10 billion).



 (3) Through April 30, 2008, the advisor has contractually agreed to waive a portion of its advisory fees to the extent necessary that the advisory fees payable by the Fund does not exceed a specified maximum annual advisory fee rate, wherein the fee rate includes breakpoints and is based upon net asset levels. The Fund's maximum annual advisory fee ranges from 0.75% (for average net assets up to $250 million) to 0.68% (for average net assets over $10 billion).



 (4) As a result of a reorganization which will occur on or about May 1, 2007, the Fund's Total Annual Fund Operating Expenses have been restated to reflect such reorganization. The advisor for A I M V.I. Small Cap Equity Fund has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (subject to the same exclusions discussed above in Note 1) of Series I shares to 1.15% of average daily net assets. This expense limitation agreement is in effect through at least April 30, 2008.



 (5) Includes 0.10% administration fee.



 (6) Pursuant to their respective agreements with DWS VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, through April 30, 2009, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, 0.28% for Class A, 0.53% for Class B and 0.63% for Class B2 shares.



 (7) Pursuant to their respective agreements with DWS VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, through September 30, 2007, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the following amounts, Class A Shares (0.48%).



 (8) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.59%. These offsets may be discontinued at any time.



 (9) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65%. These offsets may be discontinued at any time.



(10) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.67%. These offsets may be discontinued at any time.



(11) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.67%. These offsets may be discontinued at any time.



(12) Worldwide Growth Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment is shown in the table above. Any such adjustment to this fee rate commenced February 2007, and may increase or decrease the management fee rate shown in the table by a variable up to 0.15%, assuming constant assets. The Management Fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period.



(13) UIF Emerging Markets Equity expense cap decreased from 1.65% to 1.60% for Class I on June 1, 2006.



(14) "Other Expenses" reflect an administrative fee of 0.25%.



(15) Underlying Funds' Expenses for the Portfolio's are based upon an allocation of the Portfolio's assets among the Underlying Funds and upon the total annual operating expenses of the Institutional shares of these Underlying Funds. Underlying Fund Expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for the most recent fiscal year, please see the Annual Underlying Fund Expenses in the Portfolio's prospectus.



(16) The Total Annual Portfolio Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Portfolio, as set forth in the Financial Highlights of the Portfolio's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Underlying Fund Expenses.



(17) "Other Expenses" reflect an administrative fee of 0.25% and interest expense.



(18) "Other Expenses" reflect an administrative fee of 0.20%.



(19) "Other Expenses" reflect an administrative fee of 0.25% and interest expense. Interest expense is generally incurred as a result of investment management activities.



(20) Total Annual Portfolio Operating Expense excluding interest expense is
     0.50%.



(21) For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2006. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangements, annual portfolio operating expenses would have been:



                                                                                FEES AND
                                                                     GROSS      EXPENSES
                                                                     TOTAL     VOLUNTARILY   TOTAL NET
                                    MANAGEMENT    OTHER     12B-1    ANNUAL     WAIVED OR     ANNUAL
PORTFOLIO                              FEES      EXPENSES   FEES    EXPENSES   REIMBURSED    EXPENSES
---------                           ----------   --------   -----   --------   -----------   ---------
AFIS Global Small Capitalization
  Fund (Class 2)(i)...............     0.72%       0.05%    0.25%     1.02%       0.08%        0.94%
AFIS Growth Fund (Class 2)(i).....     0.32%       0.02%    0.25%     0.59%       0.03%        0.56%
AFIS International Fund (Class
  2)(i)...........................     0.50%       0.04%    0.25%     0.79%       0.05%        0.74%
AFIS New World Fund (Class
  2)(i)...........................     0.81%       0.07%    0.25%     1.13%       0.08%        1.05%
UIF Emerging Markets Equity
  Portfolio (Class I)(ii).........     1.22%       0.40%    0.00%     1.62%       0.00%        1.62%


---------------


(i) The Series' investment adviser is waiving a portion of management fees. Expense ratios shown reflect the waiver. Please see the financial highlights table in the Series' prospectus or its annual report for details.



(ii) The adviser has voluntarily agreed to waive a portion or all of its management fee and/or reimburse expenses to the extent necessary so that total annual operating expenses, excluding certain investment related expenses such as foreign country tax expense and interest expense on borrowing, do not exceed the "Operating Expense Limitation" in the below table. The adviser may terminate these voluntary waivers at any time at its sole discretion. The distributor may terminate these voluntary waivers at any time at its sole discretion. After such reductions, the "Management Fee", "12B-1 Fees", "Other Expenses" and "Total Fund Operating Expenses", would be as noted above.

WESTERN RESERVE, THE SEPARATE ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WESTERN RESERVE

     Western Reserve Life Assurance Co. of Ohio is the insurance company issuing the Policy. Western Reserve's main office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. Western Reserve's administrative office for this Policy is located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52499. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT

     The separate account is a separate account of Western Reserve, established under Ohio law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

     The separate account is divided into subaccounts, each of which invests in shares of a specific life insurance fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

     Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

THE PORTFOLIOS

     The subaccounts of the separate account invest in shares of the corresponding portfolios. Each portfolio is part of a series fund which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

     Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

     Each portfolio's investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE(S). FOR EXAMPLE, AN INVESTMENT IN A MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY AND, DURING PERIODS OF LOW INTEREST RATES, THE YIELDS OF MONEY MARKET SUBACCOUNTS MAY BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. Certain portfolios may have investment objectives and policies similar to other mutual fund portfolios that are managed by the same investment adviser or sub-adviser that are available directly to the public (i.e., not through variable insurance products). The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE PORTFOLIO PROSPECTUSES. YOU MAY OBTAIN A FREE COPY OF THE PORTFOLIO PROSPECTUSES BY CONTACTING US AT 1-888-804-8461. YOU SHOULD READ THE PORTFOLIO PROSPECTUSES CAREFULLY.

A I M Variable Insurance Funds managed by    - A I M V.I. Capital Appreciation Fund -- Series I
A I M Advisors, Inc.                           Shares seeks long-term growth of capital by investing
                                               primarily in securities, including common stocks,
                                               convertible securities and bonds, of small- and
                                               medium-sized companies.

                                             - A I M V.I. Dynamics Fund -- Series I Shares seeks
                                               long-term capital growth by investing at least 65% of
                                               its net assets in common stocks of mid-sized
                                               companies.

                                             - A I M V.I. Financial Services Fund -- Series I Shares
                                               seeks capital growth by normally investing at least
                                               80% of its net assets in the equity securities and
                                               equity-related instruments of companies involved in
                                               the financial services sector.

                                             - A I M V.I. Global Health Care Fund -- Series I Shares
                                               seeks capital growth by normally investing at least
                                               80% of its assets in securities of health care
                                               industry companies.

                                             - A I M V.I. Small Cap Equity Fund -- Series I
                                               Shares(1) seeks long-term growth of capital by
                                               normally investing at least 80% of its assets in
                                               equity securities, including convertible securities
                                               of small-capitalization companies.

                                             - A I M V.I. Technology Fund -- Series I Shares seeks
                                               capital growth by normally investing at least 80% of
                                               its net assets in equity securities and
                                               equity-related instruments of companies engaged in
                                               technology-related industries.

American Funds Insurance Series managed by   - AFIS Global Small Capitalization Fund (Class 2) seeks
Capital Research and Management Company        to make your investment grow over time by investing
                                               primarily in stocks of smaller companies located
                                               around the world.

                                             - AFIS Growth Fund (Class 2) seeks to make your
                                               investment grow by investing primarily in common
                                               stocks of companies that appear to offer superior
                                               opportunities for growth of capital.

                                             - AFIS International Fund (Class 2) seeks to make your
                                               investment grow over time by investing primarily in
                                               common stocks of companies located outside of the
                                               United States.

                                             - AFIS New World Fund (Class 2) seeks to make your
                                               investment grow over time by investing primarily in
                                               stocks of companies with significant exposure to
                                               countries with developing economies and/or markets.

DWS Scudder                                  - DWS Equity 500 Index VIP (Class A) seeks to
managed by Deutsche Asset Management, Inc.     replicate, as closely as possible, before the
and subadvised by Northern Trust               deduction of expenses, the performance of the
Investments, N.A.                              Standard & Poor's 500 Composite Stock Price Index
                                               (the "S&P 500 Index"), which emphasizes stocks of
                                               large US companies. Under normal circumstances, the
                                               portfolio intends to invest at least 80% of its
                                               assets, determined at the time of purchase, in stocks
                                               of companies included in the S&P 500 Index and in
                                               derivative instruments, such as futures contracts and
                                               options, that provide exposure to the stocks of
                                               companies in the S&P 500 Index. Deutsche Asset
                                               Management, Inc., is the Investment Advisor for the
                                               portfolio and Northern Trust Investments, N.A. is the
                                               subadvisor.

                                             - DWS Small Cap Index VIP (Class A) seeks to replicate,
                                               as closely as possible, before the deduction of
                                               expenses, the performance of the Russell 2000 Index,
                                               which emphasizes stocks of small US companies. Under
                                               normal circumstances, the portfolio intends to invest
                                               at least 80% of its assets, determined at the time of
                                               purchase, in stocks of companies included in the
                                               Russell 2000 Index and in derivative instruments,
                                               such as futures contracts and options, that provide
                                               exposure to the stocks of companies in the Russell
                                               2000 Index. Deutsche Asset Management, Inc., is the
                                               Investment Advisor for the portfolio and Northern
                                               Trust Investments, N.A. is the subadvisor.

Fidelity Variable Insurance Products         - Fidelity VIP Balanced Portfolio (Initial Class) seeks
Funds -- Initial Class                         income and capital growth consistent with reasonable
managed by Fidelity Management & Research      risk.
Company                                      - Fidelity VIP Contrafund(R) Portfolio (Initial Class)
                                               seeks long-term capital appreciation.

                                             - Fidelity VIP Growth Portfolio (Initial Class) seeks
                                               to achieve capital appreciation.

                                             - Fidelity VIP Growth Opportunities Portfolio (Initial
                                               Class) seeks to provide capital growth.

                                             - Fidelity VIP High Income Portfolio (Initial Class)
                                               seeks a high level of current income, while also
                                               considering growth of capital.

                                             - Fidelity VIP Money Market Portfolio (Initial Class)
                                               seeks as high a level of current income as is
                                               consistent with preservation of capital and
                                               liquidity.

First Eagle Variable Fund                    - First Eagle Overseas Variable Fund seeks long-term
advised by Arnhold and S. Bleichroeder         growth of capital.
Advisers, LLC

Janus Aspen Series                           - Janus Aspen Series Flexible Bond Portfolio
managed by Janus Capital Management LLC        (Institutional Shares) seeks to obtain maximum total
                                               return, consistent with preservation of capital by
                                               investing, under normal circumstances, at least 80%
                                               of its assets plus the amount of any borrowings for
                                               investment purposes, in bonds.

                                             - Janus Aspen Series Forty Portfolio (Institutional
                                               Shares) seeks long-term growth of capital by
                                               investing primarily in a core group of 20 to 40
                                               common stocks selected for their growth potential.

                                             - Janus Aspen Series International Growth Portfolio
                                               (Institutional Shares) seeks long-term growth of
                                               capital by investing under normal circumstances at
                                               least 80% of its net assets plus the amount of any
                                               borrowings for investment purposes, in securities of
                                               issuers from countries outside the United States. The
                                               Portfolio normally invests in securities of issuers
                                               from several different countries, excluding the
                                               United States. Although the Portfolio intends to
                                               invest substantially all of its assets in issuers
                                               located outside the United States, it may at times
                                               invest in U.S. issuers. It may, under unusual
                                               circumstances, invest all of its assets in a single
                                               country. The Portfolio may have significant exposure
                                               to emerging markets.

                                             - Janus Aspen Series Large Cap Growth Portfolio
                                               (Institutional Shares) seeks long-term growth of
                                               capital in a manner consistent with the preservation
                                               of capital by investing, under normal circumstances,
                                               at least 80% of its net assets plus the amount of any
                                               borrowings for investment purposes, in common stocks
                                               of large-sized companies. Large-sized companies are
                                               those whose market capitalization falls within the
                                               range of companies in the Russell 1000 Index at the
                                               time of purchase.

                                             - Janus Aspen Series Mid Cap Growth Portfolio
                                               (Institutional Shares) seeks long-term growth of
                                               capital by investing, under normal circumstances, at
                                               least 80% of its net assets plus the amount of any
                                               borrowings for investment purposes in equity
                                               securities of mid-sized companies whose market
                                               capitalization falls, at the time of initial
                                               purchase, within the 12 month average of the
                                               capitalization range of the Russell Midcap(R) Growth
                                               Index.

                                             - Janus Aspen Series Worldwide Growth Portfolio
                                               (Institutional Shares) seeks long-term growth of
                                               capital in a manner consistent with the preservation
                                               of capital by investing primarily in common stocks of
                                               companies of any size located throughout the world.
                                               The Portfolio normally invests in issuers from
                                               several different countries, including the United
                                               States. The Portfolio may, under unusual
                                               circumstances, invest in a single country. The
                                               Portfolio may have significant exposure to emerging
                                               markets.

PIMCO Variable Insurance Trust managed by    - PIMCO VIT All Asset Portfolio (Administrative Class)
Pacific Investment Management Company LLC      seeks maximum real return consistent with
                                               preservation of real capital and prudent investment
                                               management by investing its assets in shares of the
                                               PIMCO Funds and does not invest directly in stocks or
                                               bonds of other issuers.

                                             - PIMCO VIT All Asset Portfolio (Institutional Class)
                                               seeks maximum real return consistent with
                                               preservation of real capital and prudent investment
                                               management by investing substantially all of its
                                               assets in Institutional Class shares of the PIMCO
                                               Funds, except the All Asset and All Asset All
                                               Authority Funds ("Underlying Funds").

                                             - PIMCO VIT Low Duration Portfolio (Institutional
                                               Class) seeks maximum total return, consistent with
                                               preservation of capital and prudent investment
                                               management.

                                             - PIMCO VIT Real Return Portfolio (Institutional Class)
                                               seeks maximum real return, consistent with
                                               preservation of real capital and prudent investment
                                               management.

                                             - PIMCO VIT Short-Term Portfolio (Institutional Class)
                                               seeks maximum current income, consistent with
                                               preservation of capital and daily liquidity by
                                               investing under normal circumstances at least 65% of
                                               its total assets in a diversified portfolio of Fixed
                                               Income Instruments of varying maturities.

                                             - PIMCO VIT StocksPLUS Growth and Income Portfolio
                                               (Institutional Class) seeks to achieve a total return
                                               which exceeds the total return performance of the S&P
                                               500.

                                             - PIMCO VIT Total Return Portfolio (Institutional
                                               Class) seeks to maximize total return, consistent
                                               with preservation of capital and prudent investment
                                               management by investing under normal circumstances at
                                               least 65% of its assets in a diversified portfolio of
                                               Fixed Income instruments of varying maturities.

Royce Capital Fund                           - Royce Micro-Cap Portfolio seeks long-term growth of
managed by Royce & Associates, LLC             capital by investing its assets primarily in a
                                               broadly diversified portfolio of equity securities
                                               issued by micro-cap companies (companies with stock
                                               market capitalization less than $500 million).

                                             - Royce Small-Cap Portfolio seeks long-term growth of
                                               capital by investing its assets primarily in equity
                                               securities issued by small companies (companies with
                                               stock market capitalization less than $2.5 billion).

T. Rowe Price Equity Series, Inc.            - T. Rowe Price Blue Chip Growth Portfolio seeks to
managed by T. Rowe Price Associates, Inc.      provide long-term growth of capital by investing in
                                               the common stocks of large and medium-sized blue chip
                                               growth companies; income is a secondary objective.

                                             - T. Rowe Price Equity Income Portfolio seeks to
                                               provide substantial dividend income as well as
                                               long-term growth of capital through investments in
                                               the common stocks of established companies.

                                             - T. Rowe Price Mid-Cap Growth Portfolio seeks to
                                               provide long-term capital appreciation by investing
                                               in mid-cap stocks with potential for above-average
                                               earnings growth.

                                             - T. Rowe Price New America Growth Portfolio seeks to
                                               provide long-term growth of capital by investing
                                               primarily in the common stocks of companies operating
                                               in sectors T. Rowe Price believes will be the fastest
                                               growing in the United States.

T. Rowe Price Fixed Income Series, Inc.      - T. Rowe Price Limited-Term Bond Portfolio seeks a
managed by T. Rowe Price Associates, Inc.      high level of income consistent with moderate
                                               fluctuations in principal value.

T. Rowe Price International Series, Inc.     - T. Rowe Price International Stock Portfolio seeks
managed by T. Rowe Price International,        long-term growth of capital through investments
Inc.                                           primarily in the common stocks of established
                                               non-U.S. companies.

Third Avenue Variable Series Trust managed   - Third Avenue Value Portfolio seeks long-term capital
by Third Avenue Management LLC                 appreciation. The Portfolio invests primarily in the
                                               securities of well-capitalized, well-managed
                                               companies which are available at a significant
                                               discount to what the Adviser believes is their
                                               intrinsic value.

The Universal Institutional Funds, Inc.      - UIF Emerging Markets Debt Portfolio (Class I) seeks
managed by Morgan Stanley Investment           high total return by investing primarily in fixed
Management Inc.                                income securities of government and
                                               government-related issuers and, to a lesser extent,
                                               of corporate issuers in emerging market countries.

                                             - UIF Emerging Markets Equity Portfolio (Class I) seeks
                                               long-term capital appreciation by investing primarily
                                               in growth-oriented equity securities of issuers in
                                               emerging market countries.

                                             - UIF U.S. Mid Cap Value Portfolio (Class I) seeks
                                               above-average total return over a market cycle of
                                               three to five years by investing in common stocks and
                                               other equity securities.


Vanguard Variable Insurance Fund managed     - Vanguard VIF Balanced Portfolio seeks to conserve
by the following:                              capital, while providing moderate income and moderate
Balanced and High Yield Bond -- Wellington     long-term growth of capital and income.
Management Company, LLP                      - Vanguard VIF Capital Growth Portfolio seeks to
Capital Growth -- PRIMECAP Management          provide long- term growth of capital.
Company                                      - Vanguard VIF Diversified Value Portfolio seeks to
Diversified Value -- Barrow, Hanley,           provide long-term growth of capital and a moderate
Mewhinney & Strauss                            level of dividend income.
Equity Income -- Wellington Management       - Vanguard VIF Equity Income Portfolio seeks to provide
Company and The Vanguard Group                 a relatively high level of current income and the
Equity Index, Mid-Cap Index, Total Stock       potential for long-term growth of capital and income.
Market Index and REIT Index -- Vanguard's    - Vanguard VIF Equity Index Portfolio seeks to provide
Quantitative Equity Group                      long-term growth of capital and income by attempting
Growth -- Alliance Capital Management,         to match the performance of a broad-based market
L.P.                                           index of stocks of large U.S. companies.
International -- Schroder Investment         - Vanguard VIF Growth Portfolio seeks to provide
Management North America Inc.                  long-term growth of capital by investing primarily in
Money Market, Short-Term Investment-Grade      large-capitalization stocks of high-quality, seasoned
and Total Bond Market Index -- Vanguard's      U.S. companies with records or superior growth.
Fixed Income Group                           - Vanguard VIF High Yield Bond Portfolio seeks to
Small Company Growth -- Granahan               provide a higher level of income by investing
Investment Management, Inc. and Grantham,      primarily in a diversified group of high-yielding,
Mayo, Van Otterloo & Co LLC                    higher-risk corporate bonds with medium- and
                                               lower-range credit-quality ratings, commonly known as
                                               "junk bonds".
                                             - Vanguard VIF International Portfolio seeks to provide
                                               a long- term growth of capital by investing primarily
                                               in the stocks of seasoned companies located outside
                                               of the United States.
                                             - Vanguard VIF Mid-Cap Index Portfolio seeks to provide
                                               long-term growth of capital by attempting to match
                                               the performance of a broad-based market index of
                                               stocks of medium-size U.S. companies.

                                             - Vanguard VIF Money Market Portfolio seeks to provide
                                               income while maintaining liquidity and a stable share
                                               price of $1. An investment in the Portfolio is not
                                               insured or guaranteed by the FDIC or any other
                                               government agency. Although the Portfolio seeks to
                                               preserve the value of your investment at $1 per
                                               share, it is possible to lose money by investing in
                                               the Portfolio.

                                             - Vanguard VIF REIT Index Portfolio seeks to provide a
                                               high level of income and moderate long-term growth of
                                               capital.

                                             - Vanguard VIF Short-Term Investment-Grade Portfolio
                                               seeks income while maintaining a high degree of
                                               stability of principal.

                                             - Vanguard VIF Small Company Growth Portfolio seeks to
                                               provide long-term growth of capital by investing
                                               primarily in the stocks of smaller companies (which,
                                               at the time of purchase, typically have a market
                                               value of less than $1-$2 billion).

                                             - Vanguard VIF Total Bond Market Index Portfolio seeks
                                               to provide a higher level of income by attempting to
                                               match the performance of a broad-based market index
                                               of publicly traded, investment-grade bonds.

                                             - Vanguard VIF Total Stock Market Index Portfolio seeks
                                               to match the performance of a benchmark index that
                                               measures the investment return of the overall stock
                                               market.

---------------


(1) Effective July 3, 2006, A I M VI Small Company Growth Fund was renamed A I M VI Small Cap Growth Fund. Thereafter, effective May 1, 2007, the A I M Small Cap Growth Fund -- Series I Shares merged into the A I M V.I. Small Cap Equity Fund -- Series I Shares.


SELECTION OF THE UNDERLYING PORTFOLIOS


     The underlying portfolios offered through this product are selected by Western Reserve, and Western Reserve may consider various factors, including, but not limited to asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for the sale of the Policies. (For additional information on these arrangements, see "Revenue We Receive.") We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policy owners.


     You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

     YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     We do not recommend or endorse a particular portfolio and we do not provide investment advice.

REVENUE WE RECEIVE


     We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive two types of payments:


     - RULE 12B-1 FEES. We receive 12b-1 fees from the portfolios in the American Funds Insurance Series and First Eagle Overseas Portfolio. The fee received from American Funds Insurance Series and the First Eagle Overseas Portfolio is 0.25%. All fees received by us are based on the average daily assets of the referenced portfolios that we hold in the subaccount for the Policies.



     - ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including Transamerica Capital, Inc. ("TCI")+. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying portfolio assets. Policy owners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the portfolios for more information). The amount of the payments we receive is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.


     The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:


INCOMING PAYMENTS TO US AND TCI FROM THE FUNDS



                                         MAXIMUM FEE
FUND                                    % OF ASSETS*
----                                 -------------------
A I M Variable Insurance Funds.....  0.25%
T. Rowe Price International Series,
  Inc. ............................  0.15% after $25
                                     million**
PIMCO Variable Insurance Trust
  (Administrative Class)...........  0.25%
American Funds Insurance Series....  0.25%
First Eagle Variable Fund..........  0.25%
Fidelity Variable Insurance
  Products Fund....................  0.05% + 0.05% after
                                     $100 million**
Janus Aspen Series.................  0.15% after $50
                                     million**
T. Rowe Price Equity Series,
  Inc..............................  0.15% after $25
                                     million**
The Universal Institutional Funds,
  Inc..............................  0.25%


---------------

 * Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us.

** We receive this percentage on a specified subaccount once a certain dollar amount of fund shares are being held in those subaccounts of Western Reserve and its affiliates.


     Proceeds from certain of these payments by the underlying funds, the advisers, the sub-advisers and/or their affiliates may be profit to us and may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies and (2) that we incur, in our role as intermediary, in promoting, marketing and administering the fund portfolios.


     For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.

---------------


+ Effective May 1, 2007, AFSG Securities Corporation ceased to be the distributing firm and our affiliate Transamerica Capital, Inc., a member of the NASD, became the distributor.

YOUR RIGHT TO VOTE PORTFOLIO SHARES


     Even though we are the legal owner of the portfolio shares held in the subaccounts, and we have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policy owners instruct, so long as such action is required by law.


     Before a vote of a portfolio's shareholders occurs, you will receive voting materials in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner. Your number of votes is calculated separately for each subaccount and may include fractional votes. You hold a voting interest in each subaccount to which net premium or cash value is allocated. The number of votes for each subaccount is determined by dividing the Policy's subaccount value by the net asset value per share of the portfolio in which that subaccount invests. The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day. The method of computing the net asset value per share is described in the prospectuses for the portfolios.


     If we do not receive voting instructions on time from some policy owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Accordingly, it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Policy values. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and the reasons we took such action in the next semi-annual report for the appropriate portfolio.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


     This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges are expected to result in a profit to us.


SERVICES AND BENEFITS WE
PROVIDE UNDER
THE POLICY:                      - the life insurance benefit, cash value and
                                   loan benefits;

                                 - investment options, including net premium
                                   allocations;

                                 - administration of elective options; and

                                 - the distribution of reports to owners.

COSTS AND EXPENSES WE INCUR:     - costs associated with processing and
                                   underwriting applications and changes in face amount and riders;

                                 - expenses of issuing and administering the
                                   Policy (including any Policy riders);

                                 - overhead and other expenses for providing
                                   services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

                                 - other costs of doing business, such as
                                   collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

RISKS WE ASSUME:                 - that the charges we may deduct may be
                                   insufficient to meet our actual claims
                                   because insureds die sooner than we estimate; and

                                 - that the costs of providing the services and
                                   benefits under the Policies may exceed the charges we are allowed to deduct.

     Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.


PERCENT OF PREMIUM LOAD


     We will deduct certain expenses before we allocate the net premium payments you make to the subaccounts. The expenses deducted from your premium are intended to compensate us for sales expenses, including distribution costs and federal and state tax charges. Premium tax charges imposed by different states range from 0.00% to 3.50% of premiums. Although state premium taxes vary from state to state, the premium load will not vary with the state of residence of the owner.

     Target premium is the amount of premium used to determine the charge applied to premium payments. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract ("MEC"). Premiums paid in excess of target premium may have adverse tax consequences. Target premium varies depending on the insured's sex, issue age, and underwriting class and is listed on your Policy's specification page.

For Policies issued on or
after
January 28, 2002, THE PERCENT
OF
PREMIUM LOAD CURRENTLY EQUALS:   - 11.50% of premium received up to target
                                   premium and 1.00% of premium received in excess of target premium in Policy Year 1; and

                                 - 6.00% of premium received up to target
                                   premium and 0.50% of premium received in excess of target premium in Policy years 2-7; and

                                 - 2.10% of premium received up to target
                                   premium and 0.50% of premium received in excess of target premium in Policy years 8-10; and

                                 - 0.50% of all premium received thereafter.


     Different charges apply to Policies issued before January 28, 2002. We can increase the percent of premium load, but the maximum percent of premium load deduction is 11.50% of each premium payment received up to target premium in all years; and 4.5% of each premium payment received in excess of target premium in Policy year 1 and 7.5% of each premium payment received in excess of target premium in all Policy years thereafter.


DEFERRED SALES LOAD

     On each Policy anniversary during Policy years 2-7, we deduct either a percent of the premium received in Policy year 1 or the decrease in premium in excess of target premium received in Policy year 1.

     For Policies issued on or after May 1, 2001, the current deferred sales load equals:


                                 - 1.50% of premium received up to target
                                   premium in Policy year 1 (for a cumulative total of 9% through Policy year 7); and



                                 - 0.40% of premium received in excess of target
                                   premium in Policy year 1 (for a cumulative total of 2.4% through Policy year 7).



     Different charges apply to Policies issued before May 1, 2001. We can increase this charge, but the maximum deferred sales load is 1.50% of all premium received in Policy year 1 (for a cumulative total of 9% through Policy year 7).



     The payment of higher premium amounts during the first Policy year will result in higher amounts being subject to the deferred sales load in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales load.

MONTHLY DEDUCTION

     We take a monthly deduction from the cash value on the effective date and on each monthly deduction day. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

THE MONTHLY DEDUCTION IS EQUAL
TO:                              - the monthly contract charge; PLUS

                                 - the monthly cost of insurance charge for the
                                   Policy; PLUS

                                 - the monthly charge for any benefits provided
                                   by riders attached to the Policy; PLUS

                                 - a factor representing the mortality and
                                   expense risk charge.

MONTHLY CONTRACT CHARGE:         - This charge currently equals $16.50 each
                                   Policy month in the first Policy year and $4.00 each month thereafter.

                                 - We can increase this charge, but we guarantee
                                   this charge will never be more than $16.50 each month in the first Policy year and $10.00 each month thereafter.

                                 - This charge is used to cover administrative
                                   services relating to the Policy.

MONTHLY COST OF INSURANCE
CHARGE:                          - We calculate and deduct this charge monthly.
                                   The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day. We may calculate the cost of insurance rate separately for the face amount at issue and for any increase in face amount.

                                 - The monthly cost of insurance charge is equal
                                   to 1. multiplied by the result of 2. minus
                                   3., where:

                                   1. is the monthly cost of insurance rate per
                                      $1,000 of insurance;

                                   2. is the number of thousands of dollars of
                                      life insurance benefit for the Policy (as defined by the applicable life insurance benefit Option 1, Option 2 or Option 3) divided by 1.0032737; and

                                   3. is the number of thousands of dollars of
                                      cash value as of the monthly deduction day
                                      (before this cost of insurance deduction), and after the mortality and expense risk charge, any applicable contract charge and the costs of any riders are subtracted.)

                                 - This charge is used to compensate us for the
                                   anticipated costs of paying the amount of the life insurance benefit that exceeds your cash value upon the death of the insured.

     To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using the insured's sex, age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above). The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by sex, age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.

     The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. To determine current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue. Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, sex and tobacco status issued under medical issue. Cost of insurance rates for an insured in a non-tobacco class are less than or equal to rates for an insured of the same age and sex in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class is generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

     We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.

OPTIONAL INSURANCE RIDERS:       - The monthly deduction will include charges
                                   for any optional insurance benefits you add to your Policy by rider.

MORTALITY AND EXPENSE RISK
CHARGE:                          - We deduct a daily charge from your cash value
                                   in each subaccount to compensate us for
                                   aggregate Policy expenses and mortality and expense costs we assume.

                                   The charge is calculated as a percentage of the average cash value on each valuation day during the Policy month preceding the monthly deduction day. For Policies issued on or after January 28, 2002, the current mortality and expense risk charge is equivalent to:

                                 - An effective annual rate of 0.70% in Policy
                                   years 1-17; and

                                 - An effective annual rate of 0.20% thereafter.

                                   Different charges apply to Policies issued prior to January 28, 2002. We may increase the charge, but the maximum mortality and expense risk charge is equivalent to an effective annual rate of 0.90% in all Policy years.

                                   The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

                                   If this charge combined with other Policy charges does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits for any corporate purpose, including distribution or other costs.


ADMINISTRATIVE CHARGES

  PARTIAL WITHDRAWAL CHARGE

     - After the first Policy year, you may make a partial withdrawal.

     - When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

     - We currently do not impose this charge.

     - We deduct this amount from the withdrawal on a pro-rata basis from the subaccounts unless we may otherwise require or agree.

     - We will not increase this charge.

  LOAN INTEREST

     - Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear the same interest rate.

     - If you purchased your Policy after January 28, 2002, we currently charge you an annual interest rate on a Policy loan of 4.70% in Policy years 1-17 and 4.20% in Policy years 18+. Different loan interest rates apply for Policies purchased before January 28, 2002.

     - After offsetting the 4.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.70% (annually) in Policy years 1-17 and 0.20% (annually) in Policy years 18+.

     - The maximum guaranteed interest rate we will charge for a Policy loan is 6.00% (annually). After offsetting the 4.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% (annually).

     - We may declare various lower Policy loan interest rates.

     When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts on a pro-rata basis, unless you specify a different allocation by written notice to our administrative office.

  TRANSFER CHARGE

     - We currently allow you to make any number of transfers each year free of charge.

     - We reserve the right to charge $25 for each transfer over 12 during a Policy year.

     - For purposes of assessing the transfer charge, each written request of transfer, regardless of the number of subaccounts affected by the transfer, is considered a single transfer.

     - We deduct the transfer charge from the amount being transferred.

     - Transfers due to automatic asset rebalancing, loans or expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

     - We will not increase this charge.


     - We may impose severe restrictions on, or even eliminate, the transfer privilege at any time, without notice. See "Disruptive Trading and Market Timing" below under "TRANSFERS."

  TAXES

     We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by federal or state agencies.

  PORTFOLIO EXPENSES


     The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests. The total portfolio fees and expenses ranged from 0.14% to 1.63% in 2006. Portfolio fees and expenses may be higher in the future. See the Annual Portfolio Operating Expenses table in this prospectus, and the fund prospectuses.



     A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines whether to have a redemption fee, the amount of the redemption fee, and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. We will administer any redemption fees and deduct them from your cash value. For more information on each portfolio's redemption fee, see the portfolio prospectus.


THE POLICY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OWNERSHIP RIGHTS

     The Policy belongs to the owner named in the application. The insured is the owner unless the application specifies a different owner. The owner may exercise all of the rights and options described in the Policy while the insured is living. The principal rights an owner may exercise are:

     - to designate or change beneficiaries;

     - to receive amounts payable before the death of the insured;

     - to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment, and there may be tax consequences);

     - to change the owner of this Policy (there may be tax consequences);

     - to change the face amount and life insurance benefit option of this Policy (subject to limitations and restrictions); and


     - to select the tax test -- guideline premium test or the cash accumulation test -- applicable to the Policy on the Policy application. Once selected, the test may not be changed.


     No designation or change in designation of an owner will take effect unless we receive a written request at our administrative office. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received. A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.

MODIFYING THE POLICY

     Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary, one of our vice presidents or officers. NO AGENT MAY BIND US BY MAKING ANY PROMISE NOT CONTAINED IN THE POLICY.

     Upon notice to you, we may modify the Policy:

     - to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

     - to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life insurance policies; or

     - to reflect a change (permitted by the Policy) in the operation of the separate account; or

     - to provide additional subaccounts and/or fixed account options.

     If any modifications are made, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

PURCHASING A POLICY

     We will offer the Policy to corporations and partnerships that meet the following conditions at issue:

     - A minimum of five Policies are issued, each on the life of a different insured; OR

     - The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.


     To purchase a Policy, you must submit a complete application and an initial premium to us at our administrative office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with Transamerica Capital, Inc., the principal underwriter for the Policy and us.


     Our current minimum face amount of a Policy is generally $25,000.

     We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age
75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

     - the date of your application; or

     - the date the insured completes all of the medical tests and examinations that we require.

REPLACEMENT OF EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts, or exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should not replace your existing life insurance policy unless you determine this Policy is better for you. You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different. If you surrender your existing life insurance policy for cash and then buy this Policy, you may have to pay a tax, including a possible penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

     IF YOU CONTEMPLATE EXCHANGING YOUR EXISTING LIFE INSURANCE POLICY FOR THE POLICY, YOU SHOULD CONSULT A TAX ADVISOR TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION. SEE "FEDERAL INCOME TAX CONSIDERATIONS".

     Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

WHEN INSURANCE COVERAGE TAKES EFFECT


     Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid and received at the administrative office.


FREE-LOOK PERIOD


     You may cancel your Policy for a refund during the "free look period" by returning it to us at our administrative office or to the sales representative who sold it to you. The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. Unless we receive information or are notified otherwise, the Policy will be deemed delivered to you 4 days after we mail the Policy. If you decide to cancel your Policy, we will treat the Policy as if it had never been issued. Within 7 calendar days after receiving the returned Policy, we will refund an amount equal to the greater of:


     - the cash value as of the date the Policy is returned; or

     - the premiums paid less any partial withdrawals.

     Under ordinary circumstances we will refund the premiums paid less partial withdrawals.

BACKDATING A POLICY

     If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.

     Cost of insurance charges are based in part on the insured's age on the effective date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. THIS MEANS THAT WHILE THE MONTHLY DEDUCTION MAY BE LOWER THAN WHAT WOULD HAVE BEEN CHARGED HAD WE NOT BACKDATED THE POLICY, YOU WILL BE PAYING FOR INSURANCE DURING A PERIOD WHEN THE POLICY WAS NOT IN FORCE.

POLICY FEATURES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PREMIUMS

  ALLOCATING PREMIUMS

     In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts. You must follow these guidelines:

     - allocation percentages must be in whole numbers; and

     - if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.


     The initial "net premium" will be allocated to the general account during the free-look period and will earn interest at an annual rate (minimum 4%) that we declare. The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. At the end of the free-look period, we will allocate the net premium, including interest earned during the free-look period, to the subaccounts that you have chosen on your application. Where not specified, your net premium will be allocated to a money market subaccount.



     Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our administrative office or faxing us at 319-355-2378 Monday -- Friday 8:00 a.m. -- 4:30 p.m. Central time. The change will be effective at the end of the valuation day on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.

     Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange ("NYSE") (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

     Certain subaccounts may impose restrictions on allocations. If a selected subaccount is not available, amounts will be held in suspense and allocated to the selected subaccount once available, generally within two days of the request.

     You should periodically review how your cash value is allocated among the subaccounts because market conditions and your overall financial objectives may change.

  PREMIUM FLEXIBILITY

     You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. When making premium payments in the first year, you should consider the effect of the percent of premium load (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the annual deferred sales load (because this charge is based on a percentage of premium received in the first Policy year). Under some circumstances, you may be required to pay extra premiums to prevent a lapse.

  PLANNED PERIODIC PAYMENTS

     You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency and time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.


     EVEN IF YOU MAKE YOUR PLANNED PERIODIC PAYMENTS IN FULL AND ON SCHEDULE, YOUR POLICY MAY STILL LAPSE. The duration of your Policy depends on the Policy's net cash value. If the net cash value is not high enough to pay the monthly deduction when due, your Policy will lapse (unless you make the payment we specify during the late period). See "Policy Lapse and Reinstatement."


  PREMIUM LIMITATIONS

     Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium. If you choose the guideline premium test, there are additional premium limitations.

  MAKING PREMIUM PAYMENTS


     We will consider any payments you make to be premium payments, unless you identify them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by check or money order made out to Western Reserve Life Assurance Co. of Ohio. As an accommodation to you, we will accept initial and subsequent premium payments ($1,000 minimum) by wire transfer. You must send a simultaneous fax transmission to 319-355-2378 notifying us of the wire transfer. For an initial premium, we also need a completed application to accompany the fax. If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the policy is issued, according to the allocation instructions in the application with an original signature. If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive at our administrative office an appropriate fax or a completed application.


     If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

     M & T Bank
     ABA #022000046

     For credit to: Western Reserve Life Assurance Co. of Ohio

     Account #: 89487643

     Include your name and Policy number on all correspondence

TRANSFERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL

     You or your agent/registered representative of record may make transfers among the subaccounts. You will be bound by any transfers made by your agent/registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our administrative office. We may, at any time, discontinue or severely restrict transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

     X You may request transfers in writing (in a form we accept), or by fax to our administrative office.

     X The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.

     X The minimum amount that must remain in a subaccount after a transfer is $500. If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.

     X We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

     X Transfer charges will be deducted on a pro-rata basis from each subaccount from which a transfer was made.

     X We consider all transfers made in any one day to be a single transfer.


     X Transfers resulting from loans, asset rebalancing and the reallocation of cash value, immediately after the free-look period are not treated as transfers for the purpose of the transfer charge.


     X Certain subaccounts may impose restrictions on transfers. If a selected subaccount is not available, the transfer will be made into the selected subaccount once available, generally within two days of the request.

DISRUPTIVE TRADING AND MARKET TIMING

     STATEMENT OF POLICY. This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.


     Market timing and disruptive trading among the subaccounts can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:


          (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio's investments (some market timers attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");

          (2) an adverse effect on portfolio management, such as:

             (a) impeding a portfolio manager's ability to sustain an investment objective;

             (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

             (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

          (3) increased brokerage and administrative expenses.


     These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.


     We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

     DETECTION. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.


     DETERRENCE. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be "expedited" transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.


     We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.


     In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

     Under our current policies and procedures, we do not:

     - impose redemption fees on transfers;

     - expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

     - provide a certain number of allowable transfers in a given period.

     Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

     In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.


     Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to deter or detect market timing or disruptive trading by such policy owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.



     Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policy owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

     UNDERLYING FUND PORTFOLIO FREQUENT TRADING POLICIES. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares redeemed within a certain time after purchase. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners' transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.



     Policy owners should be aware that, upon written request by a fund or its designee, we are required to provide the fund with information about an individual policy owner and the policy owner's trading activities in and out of one or more portfolios of the fund. In addition, a fund may require us to restrict or prohibit a policy owner's purchases and exchanges of shares of a specified portfolio if the fund identifies such policy owner as violating the frequent trading policies established for that portfolio. Please read the fund's prospectuses for information about restrictions on transfers.



     OMNIBUS ORDER. Policy owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.


TRANSFER PROCEDURES


     To make a transfer via fax, send your instructions to 319-355-2378 Monday -- Friday 8:00 a.m. -- 4:30 p.m. Central time.


     Please note the following regarding fax transfers:

     - We will employ reasonable procedures to confirm that fax instructions are genuine.

     - Fax orders must be received at our administrative office before 4:00 p.m. Eastern time to receive same-day pricing of the transaction.


     - WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED TO A NUMBER OTHER THAN 319-355-2378.

     - We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days of receipt of confirmation of fax transmittal and send us proof of your fax transmittal. We may discontinue this option at any time.



     We cannot guarantee that faxed transactions will always be available. For example, our administrative office may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of faxes is unusually high, we might not have someone immediately available to receive your order at our administrative office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.


     We will process any transfer order we receive at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

ASSET REBALANCING PROGRAM

     We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value. Over time, this method of investment may help you buy low and sell high. This program does not guarantee gains or protect against losses. You may still have losses.

     You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form at our administrative office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.


TO START ASSET REBALANCING:      - you must submit to us at our administrative
                                   office a completed asset rebalancing request form signed by the policy owner; and


                                 - you must have a minimum cash value of $10,000
                                   or make a $10,000 initial premium payment.

     There is no charge for the asset rebalancing program. Reallocations we make under the program will not count toward your 12 free transfers each year.

ASSET REBALANCING WILL CEASE
IF:                              - we receive your request to discontinue
                                   participation at our administrative office;

                                 - you make any transfer to or from any
                                   subaccount other than under a scheduled
                                   rebalancing; or

                                 - you elect to participate in any asset
                                   allocation services provided by a third
                                   party.

     You may start and stop participation in the asset rebalancing program at any time, but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

     We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Western Reserve agents for the sale of Policies. Western Reserve does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Western Reserve for the sale of Policies. Western Reserve therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.


NOTE CAREFULLY:



     - Western Reserve does not offer, and does not engage any third parties to offer, investment allocation services of any type for use with the Policy.



     - Western Reserve is not party to any agreement that you may have with any third parties that offer investment allocation services for use with your Policy.



     - Any fee that is charged by third parties offering investment allocation services for use with your Policy is in addition to the fees and expenses that apply under your Policy.


POLICY VALUES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CASH VALUE

     Your Policy's cash value:

     - Varies from day to day, depending on the investment experience of the subaccounts you choose, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

     - Serves as the starting point for calculating values under a Policy.

     - Equals the sum of all values in each subaccount and the loan account.

     - Is determined on the effective date and on each valuation day.

     - Has no guaranteed minimum amount and may be more or less than premiums paid.

NET CASH VALUE

     The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our administrative office.

NET CASH VALUE ON ANY
VALUATION DATE
EQUALS:                          - the cash value as of such date; MINUS

                                 - any outstanding indebtedness (Policy loan
                                   amount plus any accrued interest).

SUBACCOUNT VALUE

     Each subaccount's value is the cash value in that subaccount. At the end of the free-look period, the subaccount value is equal to the amount of the initial net premium allocated to that subaccount, including any interest earned during the free-look period. At the end of any other valuation period, the subaccount's value is equal to that part of the net premiums allocated to the subaccount and any cash value transferred to the subaccount, adjusted by fees and charges, interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.

ACCUMULATION UNITS

     Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our administrative office. Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event. These events are referred to as Policy transactions. Accumulation units are bought and sold each time there is a Policy transaction.

     Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount. The following events reduce the number of accumulation units of a subaccount:

     - partial withdrawals or transfers from a subaccount;

     - surrender of the Policy;

     - payment of the life insurance benefit proceeds;

     - Policy loans; and

     - the monthly deduction.

THE NUMBER OF ACCUMULATION
UNITS IN
ANY SUBACCOUNT ON ANY MONTHLY
DEDUCTION DAY EQUALS:            - the initial units purchased at accumulation
                                   unit value at the end of the free-look
                                   period; PLUS

                                 - units purchased with additional net
                                   premium(s); PLUS

                                 - units purchased via transfers from another
                                   subaccount or the loan account; MINUS

                                 - units redeemed to pay for monthly deductions;
                                   MINUS

                                 - units redeemed to pay for partial
                                   withdrawals; MINUS

                                 - units redeemed as part of a transfer to
                                   another subaccount or the loan account; MINUS

                                 - units redeemed to pay any transfer charges,
                                   any partial withdrawal charges, and any
                                   redemption fees that may apply.

ACCUMULATION UNIT VALUE

     We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

NET INVESTMENT FACTOR

     The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next. We determine the net investment factor for any subaccount for any valuation period by dividing:

     - the result of

      - the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; PLUS

      - the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the "ex-dividend" date occurs during the current valuation period; and the result DIVIDED BY

      - the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.

     The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.

     Except on customary national holidays on which the NYSE is closed, the portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) that coincides with the end of each valuation period.

LIFE INSURANCE BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive at our administrative office satisfactory proof of the insured's death, written direction on how to pay the life insurance benefit, and any other documents and information we need. We may require return of the Policy. We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner or the owner's estate. We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.

LIFE INSURANCE BENEFIT
PROCEEDS EQUAL:                  - the life insurance benefit (described below);
                                   MINUS

                                 - any monthly deductions due during the late
                                   period (if applicable); MINUS

                                 - any outstanding indebtedness or due and
                                   unpaid charges; PLUS

                                 - any additional insurance in force provided by
                                   rider.

     We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured's age or sex.

LIFE INSURANCE BENEFIT OPTIONS

     The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit will equal the cash value.


     You must also choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found below.

LIFE INSURANCE BENEFIT UNDER
OPTION 1
IS THE GREATER OF:               1. the face amount of the Policy; OR

                                 2. the applicable percentage called the
                                    "limitation percentage," MULTIPLIED BY the cash value on the insured's date of death.

     Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.

     OPTION 1 EXAMPLE. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds $20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

     If at any time, however, the cash value multiplied by the limitation percentage is less than the face amount, the life insurance benefit will equal the face amount of the Policy.

LIFE INSURANCE BENEFIT UNDER
OPTION 2
IS THE GREATER OF:               1. the face amount; PLUS the cash value on the
                                    insured's date of death; OR

                                 2. the limitation percentage; MULTIPLIED BY the
                                    cash value on the insured's date of death.

     Under Option 2, the life insurance benefit always varies as the cash value varies.

     OPTION 2 EXAMPLE. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $33,333 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

     If at any time, however, cash value multiplied by the limitation percentage is less than the face amount plus the cash value, then the life insurance benefit will be the face amount plus the cash value of the Policy.

LIFE INSURANCE BENEFIT UNDER
OPTION 3
IS THE GREATER OF:               1. the face amount; PLUS

                                    - cumulative premiums paid; LESS

                                    - cumulative partial withdrawals; OR

                                 2. the limitation percentage; MULTIPLIED BY

                                    - the cash value on the insured's date of
                                      death.

     Under Option 3, the life insurance benefit will always vary with the premiums paid and partial withdrawals taken, and the life insurance benefit may vary as the cash value varies.

     OPTION 3 EXAMPLE. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

                       *               *               *


     The Policy is intended to qualify under Section 7702 of the Code as a life insurance contract for federal tax purposes. The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.


     To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable. Prospective adjustments will be reflected in the monthly deduction.

LIFE INSURANCE BENEFIT COMPLIANCE TESTS


     Under Section 7702 of the Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a "guideline premium test (GPT)" or a "cash value accumulation test (CVAT)". You must choose either the GPT or the CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.

     Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other. (See the separate tables below.)


             LIMITATION PERCENTAGES TABLE -- GUIDELINE PREMIUM TEST


 INSURED'S                  INSURED'S                   INSURED'S
ATTAINED AGE               ATTAINED AGE                ATTAINED AGE
 ON POLICY    LIMITATION    ON POLICY     LIMITATION    ON POLICY     LIMITATION
ANNIVERSARY   PERCENTAGE   ANNIVERSARY    PERCENTAGE   ANNIVERSARY    PERCENTAGE
------------  ----------   ------------   ----------   ------------   ----------
    0-40         250            59           134          78             105
     41          243            60           130          79             105
     42          236            61           128          80             105
     43          229            62           126          81             105
     44          222            63           124          82             105
     45          215            64           122          83             105
     46          209            65           120          84             105
     47          203            66           119          85             105
     48          197            67           118          86             105
     49          191            68           117          87             105
     50          185            69           116          88             105
     51          178            70           115          89             105
     52          171            71           113          90             105
     53          164            72           111          91             104
     54          157            73           109          92             103
     55          150            74           107          93             102
     56          146            75           105         94-99           101
     57          142            76           105        100 and          100
                                                         older
     58          138            77           105


          LIMITATION PERCENTAGES TABLE -- CASH VALUE ACCUMULATION TEST

 INSURED'S      LIMITATION      INSURED'S      LIMITATION        INSURED'S       LIMITATION
ATTAINED AGE    PERCENTAGE     ATTAINED AGE    PERCENTAGE     ATTAINED AGE ON    PERCENTAGE
 ON POLICY     -------------    ON POLICY     -------------       POLICY        -------------
ANNIVERSARY    MALE   FEMALE   ANNIVERSARY    MALE   FEMALE     ANNIVERSARY     MALE   FEMALE
------------   ----   ------   ------------   ----   ------   ---------------   ----   ------
     20        631     751          47        267     312           74          137     148
     21        612     727          48        259     303           75          135     145
     22        595     704          49        251     294           76          133     142
     23        577     681          50        244     285           77          131     139
     24        560     659          51        237     276           78          129     136
     25        542     638          52        230     268           79          127     134
     26        526     617          53        224     261           80          125     131
     27        509     597          54        218     253           81          124     129
     28        493     578          55        212     246           82          122     127
     29        477     559          56        206     239           83          121     125
     30        462     541          57        201     232           84          119     123
     31        447     523          58        195     226           85          118     121
     32        432     506          59        190     219           86          117     119
     33        418     489          60        186     213           87          116     118
     34        404     473          61        181     207           88          115     117
     35        391     458          62        177     201           89          114     115

 INSURED'S      LIMITATION      INSURED'S      LIMITATION        INSURED'S       LIMITATION
ATTAINED AGE    PERCENTAGE     ATTAINED AGE    PERCENTAGE     ATTAINED AGE ON    PERCENTAGE
 ON POLICY     -------------    ON POLICY     -------------       POLICY        -------------
ANNIVERSARY    MALE   FEMALE   ANNIVERSARY    MALE   FEMALE     ANNIVERSARY     MALE   FEMALE
------------   ----   ------   ------------   ----   ------   ---------------   ----   ------
     36        379     443          63        172     196           90          113     114
     37        366     428          64        168     191           91          112     113
     38        355     414          65        164     186           92          111     111
     39        343     401          66        161     181           93          110     110
     40        332     388          67        157     176           94          109     109
     41        322     376          68        154     172           95          107     108
     42        312     364          69        151     167           96          106     106
     43        302     353          70        148     163           97          105     105
     44        293     342          71        145     159           98          103     103
     45        284     332          72        142     155           99          102     102
     46        275     322          73        140     152          100          100     100

     If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value while the Policy is in the corridor will increase our risk, and we will increase the cost of insurance we deduct from the cash value.


     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.


     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

     Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

CHOOSING A LIFE INSURANCE BENEFIT OPTION

     You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose generally will have an impact on the dollar value of the life insurance benefit, on your cash value and on the cost of insurance charges you pay. Your policy will be issued with Option 1 if no life insurance benefit option is designated on the application.

     Option 1 could be considered more suitable for you if your goal is to increase cash value based upon positive investment experience, while Options 2 and 3 could be considered more suitable if your goal is to increase your total life insurance benefit.

CHANGING THE LIFE INSURANCE BENEFIT OPTION

     After the first Policy year, you may change the life insurance benefit option for an insured's coverage (subject to the rules below). We will notify you of the new face amount.

     - You may not change between Options 2 and 3.

     - You must send your written request to our administrative office.

     - We may require proof of insurability.

     - The effective date of the change will be the monthly deduction day on or immediately following the date we approve your request for a change.

     - You may not make a change that would decrease the face amount below the minimum face amount of the Policy.

     - If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.

     - If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.

     - You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.

     - There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's life insurance benefit option.

HOW LIFE INSURANCE BENEFITS MAY VARY IN AMOUNT

     As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy's cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage multiplied by the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Policy is in the corridor (i.e., whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals).

CHANGING THE FACE AMOUNT

     Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have federal income tax consequences. Consult a tax advisor before changing the face amount.

DECREASING THE FACE AMOUNT

     After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's face amount.

CONDITIONS FOR DECREASING THE
FACE
AMOUNT:                          - You must send your written request to our
                                   administrative office.

                                 - You may not decrease your face amount lower
                                   than $25,000.

                                 - You may not decrease your face amount if it
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code.

                                 - A decrease in face amount will take effect on
                                   the monthly deduction day on or immediately following our receipt of your written request.

INCREASING THE FACE AMOUNT

     After the Policy has been in force for one year, you may increase the face amount. An increase in the face amount will affect your cost of insurance charge and target premium. A change in face amount may have adverse federal tax consequences. You should consult a tax advisor before increasing your Policy's face amount.

CONDITIONS FOR INCREASING THE
FACE
AMOUNT:                          - You must submit a written application to our
                                   administrative office.

                                 - You must submit additional evidence of
                                   insurability as requested.

                                 - We reserve the right to decline any increase
                                   request.

                                 - You do not need to increase your premium, but
                                   there must be enough net cash value to cover the next monthly deduction after the increase becomes effective.

                                 - An increase in face amount will take effect
                                   on the monthly deduction day on or after we approve your written request.

                                 - The two-year period in the incontestability
                                   and suicide exclusion provision will each start on the date when such increase takes effect.

                                 - IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE
                                   NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

DURATION OF THE POLICY

     The Policy's duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

PAYMENT OPTIONS


     There are several ways of receiving proceeds under the life insurance benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of a separate account. The options are described in your Policy and the SAI.


SURRENDERS AND PARTIAL WITHDRAWALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SURRENDERS

     You must make a written request containing an original signature to surrender your Policy for its net cash value as calculated at the end of the valuation day on which we receive your request at our administrative office. The insured must be alive and the Policy must be in force when you make your written request. If the Policy is completely surrendered and ownership has not been transferred (except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits) we may pay you an amount in addition to the net cash value. This additional amount will not be paid on partial withdrawals or on full surrenders with proceeds paid to a party other than the owner. The additional amount varies by the number of years since the effective date, the amount of premium paid in the first year, the target premium, the cash value and any other factor reasonably related to the Policy's expected acquisition or administrative cost. We will not unfairly discriminate in determining the additional amount. A surrender is effective as of the date when we receive your written request. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences. You should consult a tax advisor before requesting a surrender.

PARTIAL WITHDRAWALS

     After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your net cash value subject to certain conditions.

CONDITIONS FOR PARTIAL
WITHDRAWAL:                      - You must send your written partial withdrawal
                                   request with an original signature to our administrative office.


                                 - The minimum amount of the partial withdrawal
                                   is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining in each subaccount from which the partial withdrawal is made.


                                 - There is no limit to the number of partial
                                   withdrawals per Policy year.

                                 - The partial withdrawal will be deducted from
                                   each of the subaccounts on a pro-rata basis in accordance with your current premium allocation instructions unless you specify otherwise in your written request.

                                 - You may not take a partial withdrawal if it
                                   will reduce the face amount below the minimum face amount set forth in the Policy.

                                 - We generally will pay a partial withdrawal
                                   request within seven days following the
                                   valuation day we receive the request at our administrative office.


                                 - We reserve the right to deduct a processing
                                   fee equal to the lesser of $25 or 2% of the amount you withdraw. We deduct this amount from the withdrawal, and we pay you the balance. We will deduct this fee on a pro-rata basis from the subaccounts unless we may otherwise require or agree.


                                 - The cash value and the net cash value will be
                                   reduced, as of the date of payment, by the amount of partial withdrawal that you make.

                                 - You may not take a partial withdrawal that
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code.

                                 - A partial withdrawal may have tax
                                   consequences. See "Federal Income Tax
                                   Considerations".

     If you have selected life insurance benefit option 1, we will reduce the face amount by the amount of the partial withdrawal. If you have selected life insurance benefit option 2, the face amount will not be changed by the amount of the partial withdrawal. If you have selected life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced. We do not allow partial withdrawals that would reduce the face amount below $25,000.

LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL


     After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan before the first Policy anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan. See "Federal Income Tax Considerations."


CONDITIONS FOR POLICY LOANS:     - We may require you to borrow at least $500.

                                 - The maximum amount you may borrow is 90% of
                                   the net cash value.

                                 - Outstanding loans have priority over the
                                   claims of any assignee or other person.

                                 - The loan may be repaid totally or in part.

     When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts on a pro-rata basis unless you specify otherwise in your written notice, and we will transfer that amount to the loan account. The loan account is a part of our general account to which amounts are transferred as collateral for a Policy loan.

     We normally pay the amount of the loan within seven days after we receive a proper loan request at our administrative office. We may postpone payment of loans under certain conditions.


     You may also fax your loan request to us at 319-355-2378. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days of receipt of confirmation of fax transmittal and send proof of your fax transmittal to our administrative office.


     At each Policy anniversary, we will compare the outstanding loan amount (including loan interest in advance until the next Policy anniversary, if not paid) to the amount in the loan account (including interest credited to the loan account during the previous Policy year). We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At such time, if the outstanding loan amount exceeds the amount in the loan account, we will transfer the difference from the subaccounts to the loan account, in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will transfer the difference from the loan account to the subaccounts in the same manner as current net premiums are allocated. No charge will be imposed for these transfers, and these transfers will not be treated as transfers in calculating the transfer charge.

  INTEREST RATE CHARGED


     If you purchased your Policy after January 28, 2002, we currently charge an annual interest rate on a Policy loan that is equal to 4.70% in Policy years 1-17 and 4.20% in Policy years 18+ (the annual interest rate we charge is guaranteed not to exceed 6.0%.). Different current loan interest rates apply for Policies issued prior to January 28, 2002. Interest is payable in arrears on each Policy anniversary. We may declare various lower Policy loan interest rates. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. If we declare an annual interest rate lower than 6.0%, any subsequent increase in the interest rate is subject to the following conditions:


     - The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

     - The amount by which we may increase the interest rate will not exceed 1% per year, but the maximum annual interest rate will be 6%.

     - We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.

     - We will give notice of any change in the annual interest rate within 30 days of the change.

  LOAN ACCOUNT INTEREST RATE CREDITED

     We will credit the amount in the loan account with interest at an effective annual rate of 4.0%.

  INDEBTEDNESS

     Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the cash value, we will notify you and any assignee of record. If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value. The Policy may be reinstated.

  REPAYMENT OF INDEBTEDNESS

     You may repay indebtedness at any time. Payments must be sent to our administrative office and will be credited as of the date received. WE WILL TREAT PAYMENTS MADE WHILE THERE IS INDEBTEDNESS AS PREMIUM PAYMENTS UNLESS YOU INDICATE THAT THE PAYMENT IS A LOAN REPAYMENT. If not repaid, we may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, an amount equal to the repayment will be transferred from the loan account to the subaccounts in the same manner as net premiums are allocated. We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

EFFECT OF POLICY LOANS


     A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest, net of any loan repayments. This amount is not affected by the separate account's investment performance. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.


     There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LAPSE

     Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions. The lapse of a policy with loans outstanding may have tax consequences.

     If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the LATE PERIOD. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.

     If we receive a sufficient payment during the late period, we will allocate any resulting net premium among the subaccounts and will charge any monthly deductions due to the subaccounts according to the current net premium allocation. If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately before the commencement of the late period, reduced by any due and unpaid charges.

REINSTATEMENT

     At your request, we may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

     - submit a written application for reinstatement to our administrative office;

     - provide evidence of insurability that is satisfactory to us;

     - make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

     - either reinstate or repay any unpaid loan.

     We reserve the right to decline any reinstatement request. The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.

POLICY TERMINATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Your Policy will terminate on the earliest of:

     - the end of the late period;

     - the date the insured dies; or

     - the date the Policy is surrendered.


FEDERAL INCOME TAX CONSIDERATIONS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


     PURSUANT TO U.S. TREASURY DEPARTMENT CIRCULAR 230, THE COMPANY IS INFORMING POLICY HOLDERS AND PROSPECTIVE POLICY HOLDERS THAT (A) THE SUMMARY SET FORTH BELOW IS NOT INTENDED AND WAS NOT WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSES OF AVOIDING PENALTIES UNDER THE U.S. FEDERAL TAX LAWS OR ANY OTHER APPLICABLE TAX LAWS THAT MAY BE IMPOSED ON THE TAXPAYER, (B) THE SUMMARY SET FORTH BELOW WAS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING BY THE COMPANY OF THE POLICIES, AND (C) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR


TAX STATUS OF THE POLICY


     A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited.

Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.


     Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also uncertain whether life insurance benefits under policies that continue after the insured attains age 100 will be excludible from the beneficiary's gross income and whether policy cash value will be deemed to be distributed to you when the insured attains age 100. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.


     In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets. We reserve the right to modify the policies to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.

     In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the portfolios, will satisfy these diversification requirements.

     The following discussion assumes the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the life insurance benefit under a Policy should generally be excludible from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

     Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").


     MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.


     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced fact amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the life insurance benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a life insurance benefit equal to the lowest life insurance benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

     Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

     - All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     - Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

     - A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

     - If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time the distribution is made could later become taxable as a distribution from a MEC.

     Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made so that the Policy may continue to qualify as life insurance for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax if Policy benefits are reduced during the first 15 Policy years due to such distributions.

     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with loans after the 17th Policy year are less clear, and a tax advisor should be consulted about such loans.

     Finally, distributions or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

     MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

     CONTINUATION BEYOND AGE 100. If the Policy continues in force beyond the insured's 100th birthday, the tax consequences are uncertain. You should consult a tax advisor as to these consequences.

     SECTION 1035 EXCHANGES. Generally, there are no tax consequences when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any "grandfathering" privilege, where you would be exempt from certain legislative or regulatory changes made after your original Policy was issued, if you exchange your Policy. You should consult with a tax advisor if you are considering exchanging any life insurance policy.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


     LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.


     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a distribution.

     DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

     BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted rules relating to life insurance owned by businesses, and the IRS has issued guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.


     EMPLOYER-OWNED LIFE INSURANCE CONTRACTS.  Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract that is owned by an employer that insures an employee of the employer and under which the employer is a direct or indirect beneficiary. It is the employer's responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j), and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts. The requirements of new section 101(j) generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

     NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.


     ALTERNATIVE MINIMUM TAX. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.


     ESTATE, GIFT AND GENERATION--SKIPPING TRANSFER TAXES. When the insured dies, the death proceeds will generally be includable in the owner's estate for purposes of federal estate tax if the insured owned the policy. If the owner was not the insured, the fair market value of the Policy would be included in the owner's estate upon the owner's death. The Policy would not be includable in the insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

     ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.


     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

     POSSIBLE CHARGES FOR WESTERN RESERVE'S TAXES. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the Policies. We reserve the right to charge the subaccounts for any future taxes or economic burden we may incur. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.

OTHER POLICY INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PAYMENTS WE MAKE

     We usually pay the amounts of any surrender, partial withdrawal, loan, life insurance benefit proceeds or settlement options within seven calendar days after we receive all applicable written notices and/or due proof of death at our administrative office. However, we can postpone such payments if:

     - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR


     - the SEC permits, by an order, the postponement for the protection of policy owners; OR


     - the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

     If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, loans, life insurance benefit proceeds, or payments under a settlement option until such check or draft has been honored.


     Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block a policy owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the policy owner or the insured and the Policy to government agencies and departments.


SPLIT DOLLAR ARRANGEMENTS

     You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

     For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy, and the employee's beneficiary would receive the balance of the proceeds.

     No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our administrative office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

     On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements, and the Treasury Department issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.

SUPPLEMENTAL BENEFITS (RIDERS)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following supplemental benefit (rider) is available and may be added to a Policy. The monthly charge for this rider is deducted from cash value as part of the monthly deduction. The rider available with the Policies provides benefits that do not vary with the investment experience of the separate account. The rider may not be available in all states. Adding this supplemental benefit to an existing Policy or canceling it may have tax consequences, and you should consult a tax advisor before doing so.


     We reserve the right to discontinue the availability of any riders for new Policies at any time, and we also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.


TERM INSURANCE RIDER

     Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.

FEATURES OF TERM INSURANCE
RIDER:                           - The rider increases the Policy's life
                                   insurance benefit.

                                 - The rider may be purchased at the time of
                                   application or after the Policy is issued.

                                 - The term insurance rider terminates at age
                                   100.

                                 - You may reduce or cancel coverage under the
                                   term insurance rider separately from reducing the face amount of the Policy.

                                 - The face amount of the Policy may be
                                   decreased, subject to certain minimums,
                                   without reducing the coverage under the term insurance rider.


ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SALE OF THE POLICIES


     DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. We have entered into a principal underwriting agreement with our affiliate, TCI, for the distribution and sale of the Policies. We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (i.e., commissions payable to selling firms selling the Policies, as described below.) Our parent company provides paid-in capital to TCI and pays the cost of TCI's operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.



     COMPENSATION TO BROKER-DEALERS SELLING THE POLICIES. The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws and state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay commissions through TCI to the selling firms for their sales of the Policies.


     A limited number of broker-dealers may also be paid to "wholesale" the Policies, that is, to provide marketing support to the broker-dealer firms that do the actual selling.

     The selling firms who have selling agreements with us and TCI are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but are not expected to be greater than:


     - 20% of all premiums paid up to target premium in the first Policy year; PLUS

     - 3.2% of all premiums paid in excess of target premium in first Policy year; PLUS

     - 10% of all premiums paid up to target premium in years 2 through 4; PLUS

     - 3.2% of all premiums paid in excess of target premium in years 2 through 4; PLUS


     - 3.2% of all premiums paid up to target premium in years 5 through 7; PLUS


     - 2.4% of all premiums paid in years 8+.

     We will pay an additional trail commission of 0.10% on the account value after the first Policy year. A trail commission of 0.10% will be paid in all subsequent Policy years in which such policies are in force at the end of the year.

     The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. ASK YOUR SALES REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT YOUR SALES REPRESENTATIVE AND THE SELLING FIRM FOR WHICH HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A POLICY.

     Flat fees may also be paid to unaffiliated selling firms providing wholesaling services (such as setting up broker meetings, providing sales support and training for sales representatives who sell the Policies).

     ADDITIONAL COMPENSATION PAID TO SELECTED SELLING FIRMS. In exchange for providing us with access to their distribution network, certain selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates, based on sales volume or flat-fee arrangements. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements differs between selling firms.


     No specific charge is assessed directly to policy owners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses, however, through fees and charges that policy owners do pay under the Policy and other corporate revenue.


     You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

STATE VARIATIONS

     The prospectus and SAI provide a general description of the Policy. Certain provisions of your Policy may differ from the general description of the Policy. Certain provisions of your Policy may differ from the general description in this prospectus because of legal requirements in your state. Your actual Policy and any riders are the controlling documents. Contact your registered representative or our administrative office for more specific information.

LEGAL PROCEEDINGS

     Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI's ability to perform under its principal underwriting agreement, or on Western Reserve's ability to meet its obligations under the Policy.


     There continues to be significant federal and state regulatory activity relating to financial services companies, including insurance companies that sell variable insurance products, as well as mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, and other compliance issues and matters affecting Western Reserve and certain affiliates of Western Reserve (such as Transamerica Fund Advisors, Inc. (the "Advisor"), the investment adviser for the AEGON/Transamerica Series Fund, Inc. (the "Series Fund")), the SEC staff has indicated that it is likely to take some action against Western Reserve, the Advisor and certain of their affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against Western Reserve and/or its affiliates is difficult to assess at the present time, we currently believe that the likelihood that it will have a material adverse impact on us or the separate account is remote. Although it is not anticipated that these developments will have an adverse impact on the separate account, there can be no assurance at this time. Western Reserve and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. Western Reserve will take such actions that it deems necessary or appropriate to continue providing the necessary services to the separate account.


     Western Reserve and/or its affiliates, and not the separate account or its policy owners or contract owners, will bear the costs regarding these regulatory matters.


FINANCIAL STATEMENTS

     The financial statements of Western Reserve and the separate account are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Glossary....................................................
The Policy -- General Provisions............................
  Entire Contract...........................................
  Information in the Application for this Policy............
  Ownership Rights..........................................
     Changing the Owner.....................................
     Choosing the Beneficiary...............................
     Changing the Beneficiary...............................
     Assigning the Policy...................................
  Selecting the Tax Test....................................
  Our Right to Contest the Policy...........................
  Suicide Exclusion.........................................
  Misstatement of Age or Sex................................
  Modifying the Policy......................................
  Addition, Deletion, or Substitution of Portfolios.........
Additional Information......................................
  Settlement Options........................................
     Fixed Period Option....................................
     Life Income Option.....................................
     Joint and Survivor Income Option.......................
  Additional Information about Western Reserve and the
     Separate Account.......................................
  Changes to the Separate Account...........................
  Potential Conflicts of Interest...........................
  Legal Matters.............................................
  Variations in Policy Provisions...........................
  Personalized Illustrations of Policy Benefits.............
  Sale of the Policies......................................
  Reports to Owners.........................................
  Claims of Creditors.......................................
  Records...................................................
  Additional Information....................................
  Independent Registered Public Accounting Firm.............
  Financial Statements......................................
Underwriting................................................
  Underwriting Standards....................................
Performance Data............................................
  Other Performance Data in Advertising Sales Literature....
  Western Reserve's Published Ratings.......................
Index to Financial Statements...............................
  WRL Series Life Corporate Account.........................
  Western Reserve Life Assurance Co. of Ohio................

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

accumulation unit -- A unit of measurement used to calculate values under the Policy.


administrative office -- Western Reserve's administrative office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, (319) 355-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday - Friday from 8:00 a.m. - 4:30 p.m. Central Standard Time.


age -- The insured's age on the effective date, plus the number of completed Policy years since the effective date.

beneficiary -- The person (s) to whom we pay the life insurance benefit proceeds upon the insured's death.


cash value -- During the free look period, the cash value is the amount in the general account. After the free look period, the cash value is the sum of the value of the Policy's accumulation units in each subaccount and the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction date.


Code -- The Internal Revenue Code of 1986, as amended.

due proof of death -- Proof of death satisfactory to Western Reserve, which may consist of the following: (1) a certified copy of the death record; (2) a certified copy of a court decree reciting a finding of death; or (3) any other proof satisfactory to Western Reserve.

effective date -- The date shown in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. We use the effective date to determine Policy months, Policy years, and Policy anniversaries.

face amount -- A dollar amount you select that is shown in the Policy and used to determine the life insurance benefit.


free-look period -- The 10-day (or longer, if required by state law) period during which you may return the Policy to us and receive a refund.


general account -- Western Reserve's assets other than those allocated to the separate account or any other separate account Western Reserve establishes.

indebtedness -- The loan amount plus any accrued loan interest.

insured -- The person whose life is insured by the Policy.

issue age -- The insured's age on the effective date.

lapse -- Termination of the Policy at the expiration of the late period while the insured is still living.

late period -- A 62-day period during which you may make premium payments to cover the overdue (and other specified) monthly deductions, and you may reinstate or repay any unpaid loan amount, and thereby prevent the Policy from lapsing.

life insurance benefit -- The amount payable to the beneficiary under a life insurance benefit option before adjustments if the insured dies while the Policy is in force.

life insurance benefit option -- One of the three options that you may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds -- The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account -- A portion of the general account to which we transfer cash value to provide collateral for any loan taken under the Policy.

loan account value -- The cash value in the loan account.

loan amount -- The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary, we add unpaid loan interest to the loan amount.

monthly deduction day -- The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be the next valuation day.

net cash value -- The amount payable on surrender of the Policy. It is equal to the cash value as of the date of surrender minus any outstanding Policy loan and any loan interest due, plus refund of premium load at surrender, if applicable.

net premium -- The portion of any premium available for allocation to the subaccounts equal to the premium paid less the applicable percent of premium load.

1940 Act -- The Investment Company Act of 1940, as amended.

NYSE -- New York Stock Exchange.


planned premium -- The premium you select as a level amount that you plan to pay on a quarterly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, in full and on schedule, does not mean that the Policy will not lapse, terminate without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.


policy anniversary -- The same date in each Policy year as the effective date.

policy month -- A one-month period beginning on the monthly deduction day.


policy owner -- The owner of the Policy, as shown in our records. All of the rights and benefits of the Policy belong to the policy owner, unless otherwise stated in the Policy.


policy year -- A twelve-month period beginning on the effective date or on a Policy anniversary.

portfolio (s) -- A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC -- U.S. Securities and Exchange Commission.


separate account -- WRL Series Life Corporate Account, an investment account established by Western Reserve to receive and invest net premiums allocated under the Policy and other variable life insurance policies we issue.


settlement options -- The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.


subaccount -- A sub-division of the separate account, whose assets are exclusively invested in a corresponding portfolio.


subaccount value -- The cash value in a subaccount.

target premium -- An amount of premium used to determine the percent of premium load. It is equal to the seven-pay limit defined in Section 7702A of the Code.

valuation day -- For each subaccount, each day on which the New York Stock Exchange is open for regular business trading except for days that a subaccount's corresponding portfolio does not value its shares. Currently, there are no days when the New York Stock Exchange is open for regular trading and a portfolio does not value its shares.

valuation period -- The period that starts at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time on each valuation day) on one valuation day and ends at the close of regular trading on the next succeeding valuation day.

we, us, company, our -- Western Reserve Life Assurance Co. of Ohio ("Western Reserve").

written notice -- The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.


you, your (owner or policy owner) -- The person entitled to exercise all rights as owner under the Policy.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS


     In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide to you, without charge and upon request, certain personalized hypothetical illustrations showing the life insurance benefit, net cash value, and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2006. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest. The illustrations are not a representation or guarantee of investment returns or cash value.


INQUIRIES

     To learn more about the Policy, including distribution arrangements and related compensation, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

     For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:

     Western Reserve Life Assurance Co. of Ohio
     4333 Edgewood Road NE
     Mail Stop 2390
     Cedar Rapids, Iowa 52499
     1-888-804-8461

     Facsimile: 1-319-355-2378

     (Monday -- Friday from 8:00 a.m. -- 4:30 p.m. Central time)


     More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090. You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. The Registrant's file numbers are listed below.



     TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.


SEC File No. 333-57681/811-08833

PROSPECTUS

MAY 1, 2007


                                  ADVANTAGE IV
                                 ISSUED THROUGH
                       WRL SERIES LIFE CORPORATE ACCOUNT
                                       BY
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                  ADMINISTRATIVE OFFICE 4333 EDGEWOOD ROAD NE
                             CEDAR RAPIDS, IA 52499

                         1-888-804-8461 1-319-355-8572


            AN INDIVIDUAL VARIABLE ADJUSTABLE LIFE INSURANCE POLICY


This prospectus describes the Advantage IV, an individual variable adjustable life insurance policy (the "Policy") offered by Western Reserve Life Assurance Co. of Ohio ("Western Reserve", "we," or "us"), an AEGON company. You may allocate amounts under the Policy to one or more of the subaccounts of the WRL Series Life Corporate Account. Each subaccount invests its assets in one of the corresponding underlying fund portfolios listed on the following page.



If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.



Prospectuses for the portfolios must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.



An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Policy involves risk, including possible loss of the amount invested and possible loss of insurance coverage.



  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
                      THE CONTRARY IS A CRIMINAL OFFENSE.

AMERICAN FUNDS INSURANCE SERIES
[ ]  AFIS Global Small Capitalization Fund (Class 2)
[ ]  AFIS Growth Fund (Class 2)
[ ]  AFIS International Fund (Class 2)
[ ]  AFIS New World Fund (Class 2)

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS
[ ]  Fidelity VIP Contrafund(R) Portfolio (Initial Class)

FIRST EAGLE VARIABLE FUNDS, INC.
[ ]  First Eagle Overseas Variable Fund

JANUS ASPEN SERIES
[ ]  Janus Aspen Series Balanced Portfolio (Institutional Shares)
[ ]  Janus Aspen Series Flexible Bond Portfolio (Institutional Shares)
[ ]  Janus Aspen Series Forty Portfolio (Institutional Shares)
[ ]  Janus Aspen Series International Growth Portfolio (Institutional Shares)
[ ]  Janus Aspen Series Mid Cap Growth Portfolio (Institutional Shares)
[ ]  Janus Aspen Series Worldwide Growth Portfolio (Institutional Shares)

PIMCO VARIABLE INSURANCE TRUST
[ ]  PIMCO VIT All Asset Portfolio (Administrative Class)

[ ]  PIMCO VIT All Asset Portfolio (Institutional Class)

[ ]  PIMCO VIT High Yield Portfolio (Institutional Class)
[ ]  PIMCO VIT Real Return Portfolio (Institutional Class)
[ ]  PIMCO VIT Total Return Portfolio (Institutional Class)

ROYCE CAPITAL FUND
[ ]  Royce Micro-Cap Portfolio

RYDEX VARIABLE TRUST
[ ]  Rydex Variable Trust Nova Fund
[ ]  Rydex Variable Trust OTC Fund

T. ROWE PRICE EQUITY SERIES, INC.
[ ]  T. Rowe Price Equity Income Portfolio

[ ]  T. Rowe Price Mid-Cap Growth Portfolio(1)


THIRD AVENUE VARIABLE SERIES TRUST
[ ]  Third Avenue Value Portfolio

VANGUARD VARIABLE INSURANCE FUND
[ ]  Vanguard VIF Balanced Portfolio
[ ]  Vanguard VIF Capital Growth Portfolio
[ ]  Vanguard VIF Diversified Value Portfolio
[ ]  Vanguard VIF Equity Index Portfolio
[ ]  Vanguard VIF High Yield Bond Portfolio
[ ]  Vanguard VIF International Portfolio
[ ]  Vanguard VIF Mid-Cap Index Portfolio
[ ]  Vanguard VIF Money Market Portfolio
[ ]  Vanguard VIF REIT Index Portfolio
[ ]  Vanguard VIF Short-Term Investment-Grade Portfolio

[ ]  Vanguard VIF Small Company Growth Portfolio


[ ]  Vanguard VIF Total Bond Market Index Portfolio


[ ]  Vanguard VIF Total Stock Market Index Portfolio


---------------

(1) Fund closed to new investors effective April 30, 2004.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Policy Benefits/Risks Summary...............................    1
     Policy Benefits........................................    1
       The Policy in General................................    1
       Flexible Premiums....................................    1
       Free-Look Period.....................................    1
       Variable Life Insurance Benefit......................    2
       Cash Value...........................................    3
       Transfers............................................    3
       Loans................................................    3
       Partial Withdrawals and Surrenders...................    3
       Tax Benefits.........................................    4
       Personalized Illustrations...........................    4
     Policy Risks...........................................    4
       Investment Risks.....................................    4
       Risk of Lapse........................................    4
       Tax Risks (Income Tax and MEC).......................    5
       Loan Risks...........................................    5
       Risk of an Increase in Current Fees and Expenses.....    5
Portfolio Risks.............................................    5
Fee Tables..................................................    6
     Transaction Fees.......................................    6
     Periodic Charges Other Than Portfolio Operating
      Expenses..............................................    6
     Annual Portfolio Operating Expenses....................    8
Western Reserve, The Separate Account and the Portfolios....   11
     Western Reserve........................................   11
       The Separate Account.................................   11
       The Portfolios.......................................   12
       Selection of the Underlying Portfolios...............   16
       Revenue We Receive...................................   16
       Your Right to Vote Portfolio Shares..................   17
Charges and Deductions......................................   18
     Percent of Premium Load................................   18
     Deferred Sales Load....................................   19
     Monthly Deduction......................................   19
       Monthly Contract Charge..............................   20
       Monthly Cost of Insurance Charge.....................   20
       Optional Insurance Riders............................   21
       Mortality and Expense Risk Charge....................   21
     Administrative Charges.................................   21
       Partial Withdrawal Charge............................   21
       Loan Interest........................................   22

       Transfer Charge......................................   22
       Taxes................................................   22
       Portfolio Expenses...................................   22
The Policy..................................................   23
     Ownership Rights.......................................   23
     Modifying the Policy...................................   23
     Purchasing a Policy....................................   24
     Replacement of Existing Insurance......................   24
     When Insurance Coverage Takes Effect...................   24
     Free-Look Period.......................................   24
     Backdating a Policy....................................   25
Policy Features.............................................   25
     Premiums...............................................   25
       Allocating Premiums..................................   25
       Premium Flexibility..................................   26
       Planned Periodic Payments............................   26
       Premium Limitations..................................   26
       Making Premium Payments..............................   26
Transfers...................................................   27
     General................................................   27
     Disruptive Trading and Market Timing...................   27
     Transfer Procedures....................................   30
     Asset Rebalancing Program..............................   31
     Third Party Asset Allocation Services..................   31
Policy Values...............................................   32
     Cash Value.............................................   32
     Net Cash Value.........................................   32
     Subaccount Value.......................................   32
     Accumulation Units.....................................   32
     Accumulation Unit Value................................   33
     Net Investment Factor..................................   33
Life Insurance Benefit......................................   34
     Life Insurance Benefit Options.........................   34
     Life Insurance Benefit Compliance Tests................   36
     Choosing a Life Insurance Benefit Option...............   38
     Changing the Life Insurance Benefit Option.............   38
     How Life Insurance Benefits May Vary in Amount.........   38
     Changing the Face Amount...............................   39
       Decreasing the Face Amount...........................   39
       Increasing the Face Amount...........................   39
     Duration of the Policy.................................   39
     Payment Options........................................   40
Surrenders and Partial Withdrawals..........................   40
     Surrenders.............................................   40
     Partial Withdrawals....................................   40

Loans.......................................................   41
     General................................................   41
       Interest Rate Charged................................   42
       Loan Account Interest Rate Credited..................   42
       Indebtedness.........................................   42
       Repayment of Indebtedness............................   42
     Effect of Policy Loans.................................   42
Policy Lapse and Reinstatement..............................   43
     Lapse..................................................   43
     Reinstatement..........................................   43
Policy Termination..........................................   43
Federal Income Tax Considerations...........................   44
     Tax Status of the Policy...............................   44
     Tax Treatment of Policy Benefits.......................   44
Other Policy Information....................................   48
     Payments We Make.......................................   48
     Split Dollar Arrangements..............................   48
Supplemental Benefits (Riders)..............................   49
     Term Insurance Rider...................................   49
Additional Information......................................   50
     Sale of the Policies...................................   50
     State Variations.......................................   51
     Legal Proceedings......................................   51
     Financial Statements...................................   51
Table of Contents of the Statement of Additional
  Information...............................................   52
Glossary....................................................   53
Prospectus Back Cover.......................................
     Personalized Illustrations of Policy Benefits..........
     Inquiries..............................................


             This Policy is not available in the State of New York.

POLICY BENEFITS/RISKS SUMMARY                                       ADVANTAGE IV
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This summary describes the Policy's important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

POLICY BENEFITS

  THE POLICY IN GENERAL

     - The Advantage IV is an individual variable adjustable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).

     - Under Western Reserve's current rules, the Policy will be offered to corporations and partnerships that meet the following conditions at issue:

      - A minimum of five (5) Policies are issued, each on the life of a different insured; OR

      - The aggregate annualized first-year planned premium for all Policies is at least $100,000.

     - The Policy is designed to be long-term in nature in order to provide significant life insurance benefits. However, purchasing this Policy involves certain risks. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE.

     - Separate Account. You may put the cash value in any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the inside front cover of this prospectus and under "The Portfolios" section. Money you place in a subaccount is subject to investment risk, and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.


     - Supplemental Benefits (Riders). The Term Life Insurance Rider is available under the Policy. If you choose to purchase this rider, we may deduct a charge for this rider from the Policy's cash value as part of the monthly deduction. This rider may not be available in all states.


  FLEXIBLE PREMIUMS

     - You select a premium payment plan, but the plan is flexible -- you are not required to pay premiums according to the plan. You must pay an initial premium before insurance coverage is in force. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits.

     - You increase your risk of lapse if you do not regularly pay premiums; however, failing to pay premiums alone will not cause the Policy to lapse and PAYING THE PLANNED PREMIUMS WILL NOT GUARANTEE THAT THE POLICY WILL REMAIN IN FORCE. Under certain circumstances, extra premiums may be required to prevent lapse.

  FREE-LOOK PERIOD


     - The FREE-LOOK PERIOD generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. Unless we receive information or are notified otherwise at our administrative office, we will deem the Policy delivered to you 4 days after we mail the Policy. You may return the Policy during this period and, depending upon the laws of the state governing your Policy (usually the state where you live), receive a refund of the greater of (a) the Policy's cash value as of the date the Policy is returned or (b) the amount of premiums paid, less any partial withdrawals. Depending on the laws of the state governing your Policy (usually the state where you live), we will either allocate your net premium to the accounts you indicated on your application, or we will hold the premium in our general account until the end of the free-look period.

  VARIABLE LIFE INSURANCE BENEFIT

     - If the insured dies while the Policy is in force, we will pay a life insurance benefit to the beneficiary(ies). The amount of the life insurance benefit depends on the face amount of insurance you select (the "face amount"), the life insurance benefit option you choose, the tax compliance test you choose, and any additional insurance provided by riders you purchase.

     - CHOICE AMONG LIFE INSURANCE BENEFIT OPTIONS. You must choose one of three life insurance benefit options. We offer the following:

      - Option 1 is the greater of:

        - the face amount of the Policy, or

        - a limitation percentage, multiplied by the Policy's cash value on the date of the insured's death.

      - Option 2 is the greater of:

        - the face amount of the Policy PLUS the Policy's cash value on the date of the insured's death, or

        - a limitation percentage, multiplied by the Policy's cash value on the date of the insured's death.

      - Option 3 is the greater of:

        - the face amount of the Policy PLUS the cumulative premiums paid LESS cumulative partial withdrawals, or

        - a limitation percentage, multiplied by the Policy's cash value on the date of the insured's death.


     We will reduce the life insurance benefit proceeds by any outstanding indebtedness and any due and unpaid charges. We will increase the life insurance benefit proceeds by any additional insurance benefits you add by rider. We may pay benefits under the Policy in a lump sum or under one of the settlement options set forth in the Policy.


     The Policy allows you to choose between two life insurance tax compliance tests: the guideline premium test and the cash value accumulation test. You can choose either tax compliance test with any of the three life insurance benefit options. Your election may affect the amount of the life insurance benefit proceeds and the monthly deduction. Once chosen, the test may not be changed. YOU SHOULD CONSULT A TAX ADVISOR WHEN CHOOSING A TAX TEST.

     - Under current tax law, the life insurance benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

     - CHANGE IN LIFE INSURANCE BENEFIT OPTION AND FACE AMOUNT. After the first Policy year, you may change the life insurance benefit option or increase or decrease the face amount by sending a written request to our administrative office. Any increase in face amount will require proof of insurability and will result in additional charges. Changes in life insurance benefit options may require proof of insurability. We do not allow changes between life insurance benefit options 2 and 3. Changing the life insurance benefit option or the face amount may have tax consequences.

  CASH VALUE


     - Cash value is the sum of your Policy's value in each subaccount and the loan account. It is the starting point for calculating important values under the Policy, such as net cash value and the life insurance benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions and/or any outstanding loan amount(s).


  TRANSFERS


     - You can transfer cash value among the subaccounts. You currently may make transfers in writing, or by fax to our administrative office.


     - We reserve the right to charge a $25 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

     - An asset rebalancing program is available.


     - We reserve the right to impose severe restrictions on, or even eliminate the transfer privilege. See "Disruptive Trading and Market Timing."


  LOANS


     - After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy of up to 90% of the net cash value MINUS any outstanding indebtedness on that date. We may permit a loan before the first Policy anniversary for Policies issued pursuant to a transfer of cash values from another life insurance policy under Section 1035 (a) of the Internal Revenue Code (the "Code"). The minimum loan amount is $500.


     - For Policies issued on or after January 28, 2002, we currently charge interest of 4.70% annually in Policy Years 1-17 and 4.20% annually in Policy Years 18+, payable in arrears, on any outstanding indebtedness. This charge may increase, but is guaranteed not to exceed 6.00%. Interest is added to the amount of the loan to be repaid. Different current loan interest rates apply for Policies issued before January 28, 2002.

     - To secure the loan, we transfer a portion of your cash value to a loan account. The loan account is part of our general account. We will credit 4.00% interest annually on amounts in the loan account.


     - Loans may have tax consequences. In particular, Federal income taxes and a penalty tax may apply to loans you take from or secure by the Policy if it is a modified endowment contract. See "Federal Income Tax Considerations."


  PARTIAL WITHDRAWALS AND SURRENDERS

     - You may take partial withdrawals of cash value after the first Policy year. The amount of the withdrawal must be at least $500, and the remaining net cash value following a withdrawal may not be less than $500.

     - We reserve the right to deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the subaccounts.

     - The cash value and the net cash value will be reduced, as of the date of payment, by the amount of any partial withdrawal that you make and any processing fee.

     - If you select life insurance benefit option 1, a partial withdrawal will reduce the face amount by the amount of the withdrawal. If you select life insurance benefit option 2, a partial withdrawal will not reduce the face amount. If you select life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawal minus the sum of the premiums paid; otherwise the face amount is not reduced. In no event will the face amount be reduced below $25,000.

     - You may fully surrender the Policy at any time before the insured's death. Life insurance coverage will end. You will receive the net cash value. There are no surrender charges on this Policy, but there is a deferred sales load.

     - A partial withdrawal or surrender may have tax consequences.

  TAX BENEFITS


     A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.



     If the Policy satisfies the definition of life insurance under the Code, the life insurance benefit generally should be excludable from the taxable income of the recipient. In addition, you should not be deemed to be in constructive receipt of the cash value, and therefore should not be taxed on increases (if any) in the cash value until you take out a loan or partial withdrawal, surrender the Policy, or we pay the maturity benefit. Transfers between the subaccounts are not taxable transactions.


  PERSONALIZED ILLUSTRATIONS

     You may request personalized illustrations that reflect your own particular circumstances. These hypothetical illustrations may help you to:

     - understand the long-term effects of different levels of investment performances,

     - understand the charges and deductions under the Policy, and

     - compare the Policy to other life insurance policies.


     These hypothetical illustrations also show the value of the annual premiums accumulated with interest and demonstrate that the net cash value may be low (compared to the premiums paid plus accumulated interest) especially if you surrender the Policy in the early Policy years. Therefore, you should not purchase the Policy as a short-term investment. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.


POLICY RISKS

  INVESTMENT RISKS

     The Policy allows you to allocate your Policy's cash value to one or more subaccounts, which invest in a designated portfolio. You will be subject to the risk that the investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.

  RISK OF LAPSE

     Your Policy may lapse if loans, partial withdrawals, the monthly deductions, and insufficient investment returns reduce the net cash value to zero. The Policy will enter a 62-day late period if on any monthly deduction day the net cash value (the cash value minus any outstanding indebtedness) is not enough to pay the monthly deduction due, and then your Policy will lapse unless you make a sufficient payment during the late period.

     If you take a partial withdrawal or Policy loan, if you make changes in the life insurance benefit option or the face amount, or if you add, increase or decrease a rider, you may increase the risk of a lapse.

     A Policy lapse may have adverse tax consequences.


     You may reinstate this Policy within five years after it has lapsed (and before the insured reaches age 100), if the insured meets our insurability requirements and you pay the amount we require.


  TAX RISKS (INCOME TAX AND MEC)


     A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance Policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements. In the absence of guidance, however, there is less certainty with respect to Policies issued on a substandard basis, particularly if you pay the full amount of premiums.



     Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans taken before you reach age 59 1/2. All MECs that we (and/or our affiliates) issue to the same owner in the same calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when taxable distribution occurs. If a Policy is not treated as a MEC, partial withdrawals, surrenders and loans generally will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. See "Federal Income Tax Considerations." You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.


  LOAN RISKS

     A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and place that amount in the loan account as collateral. We then credit a fixed interest rate of 4.00% to the loan account. As a result, the loan account does not participate in the investment results of the subaccounts. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts, the effect could be favorable or unfavorable.

     We currently charge an annual interest rate on Policy loans of 4.70% in Policy years 1-17 and 4.20% in Policy years 18+, payable in arrears. This charge may increase, but it will not exceed 6.00%. Interest is added to the amount of the loan to be repaid.

     A Policy loan could make it more likely that a Policy would lapse. Adverse tax consequences may result from a lapse, especially if the Policy is a non-MEC.

     If a loan from a Policy is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.

  RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES

     Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.

PORTFOLIO RISKS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

     There is no assurance that any of the portfolios will achieve its stated investment objective.

FEE TABLES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following tables describe the fees and expenses that are payable when buying and owning a Policy purchased on or after January 28, 2002. Policies issued before January 28, 2002 have different fees and expenses. If the amount of a charge depends on the personal characteristics of the insured or the owner, the fee table lists the minimum and maximum charges we assess under the Policy, as well as the fees and charges of a typical insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

     The first table describes the fees and expenses that are payable when buying the Policy, paying premiums, making partial withdrawals from the Policy, taking loans or transferring Policy cash value among the subaccounts.

                                TRANSACTION FEES

                              WHEN CHARGE            AMOUNT DEDUCTED MAXIMUM           AMOUNT DEDUCTED CURRENT
CHARGE                        IS DEDUCTED      GUARANTEED CHARGE THE POLICY ALLOWS  CHARGE AT TIME OF POLICY ISSUE
------                        -----------      -----------------------------------  ------------------------------
PERCENT OF PREMIUM
LOAD....................  Upon receipt of      11.50% of each premium received up   11.50% of premium received up
                          premium              to the target premium(1) in all      to target premium and 1.00% of
                                               years; 4.50% of premium received in  premium received in excess of
                                               excess of target premium in policy   target premium in Policy year
                                               year 1 and 7.50% of premium          1; 6.00% of premium received
                                               received in excess of target         up to target premium and 0.50%
                                               premium in Policy years 2+           of premium received in excess
                                                                                    of target premium in Policy
                                                                                    years 2-7; 2.10% of premium
                                                                                    received up to target premium
                                                                                    and 0.50% of premium received
                                                                                    in Policy years 8-10; 0.50% of
                                                                                    all premium received in Policy
                                                                                    years 11+

PARTIAL WITHDRAWAL
CHARGE..................  Upon withdrawal      2.00% of the amount withdrawn, not   We do not currently impose the
                                               to exceed $25.00                     partial withdrawal charge

TRANSFER CHARGE.........  Upon each transfer   $25.00 for each transfer in excess   We do not currently impose the
                          beyond 12 transfers  of 12 per Policy year                transfer charge
                          in any Policy year

---------------

(1) The "target premium" is not the planned premium that you intend to pay. The target premium is used only to calculate the percent of premium load. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract. Target premiums vary depending on the insured's sex, issue age and underwriting class.

     The table below describes the fees and expenses that a Policy owner will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

          PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES(1)

                            WHEN CHARGE IS           AMOUNT DEDUCTED MAXIMUM        AMOUNT DEDUCTED CURRENT CHARGE AT
         CHARGE                DEDUCTED        GUARANTEED CHARGE THE POLICY ALLOWS        TIME OF POLICY ISSUE
         ------             --------------     -----------------------------------  ---------------------------------
MONTHLY CONTRACT
CHARGE..................  On the effective     $16.50 per month in the first        $16.50 per month in the first
                          date and on each     Policy year and $10.00 in Year 2+    Policy year and $4.00 in Year 2+
                          monthly deduction
                          day

                            WHEN CHARGE IS           AMOUNT DEDUCTED MAXIMUM        AMOUNT DEDUCTED CURRENT CHARGE AT
         CHARGE                DEDUCTED        GUARANTEED CHARGE THE POLICY ALLOWS        TIME OF POLICY ISSUE
         ------             --------------     -----------------------------------  ---------------------------------
COST OF INSURANCE(2)
(WITHOUT EXTRA
RATINGS)................  On the effective
                          date and on each
                          monthly deduction
                          day
  - Minimum Charge......                       $0.09 per month per $1000 of net     $0.0138 per month per $1000 of
                                               amount at risk(3) (Female, Non-      net amount at risk (Female,
                                               Tobacco, Age 20, Medical Issue)      Non-Tobacco, Age 20, Medical
                                                                                    Issue)
  - Maximum Charge......                       $83.33 per month per $1000 of net    $33.04 per month per $1000 of net
                                               amount at risk (Male, Tobacco, Age   amount at risk (Male, Tobacco,
                                               99, Guaranteed Issue)                Age 99, Guaranteed Issue)
  - Charge for a Male,
    age 48, Guaranteed
    Issue, during the
    first Policy year...                       $0.50 per month per $1000 of net     $0.11 per month per $1000 of net
                                               amount at risk                       amount at risk
MORTALITY AND EXPENSE
RISK CHARGE.............  On the effective     0.90% (annually) of the average      0.70% (annually) of the average
                          date and on each     cash value on each valuation day     cash value on each valuation day
                          monthly deduction                                         Policy years 1 -- 17, and 0.20%
                          day                                                       (annually) of the average cash
                                                                                    value on each valuation day in
                                                                                    Policy years 18+
DEFERRED SALES LOAD.....  Annually, on each    1.50% of all premium received in     1.50% of the premium received up
                          Policy anniversary   Policy year 1                        to target premium in Policy year
                          during Policy years                                       1, and 0.40% of premium received
                          2 -- 7                                                    in excess of target premium in
                                                                                    Policy year 1
TERM LIFE INSURANCE
RIDER(4)................  On the effective
                          date (date of
                          issue) and on each
                          monthly deduction
                          day
  - Minimum Charge......                       $0.06 per month per $1000 of net     $0.0138 per month per $1000 of
                                               amount at risk                       net amount at risk
  - Maximum Charge......                       $83.33 per month per $1000 of net    $33.04 per month per $1000 of net
                                               amount at risk                       amount at risk
  - Charge for a Male,
    age 48, Guarantee
    Issue...............                       $0.50 per month per $1000 of net     $0.11 per month per $1000 of net
                                               amount at risk                       amount at risk
LOAN INTEREST SPREAD(5)   On Policy            2.00% (annually)                     0.70% (annually) in Policy years
                          anniversary or                                            1 -- 17; 0.20% (annually) in
                          earlier, as                                               Policy years 18+
                          applicable(6)

---------------

(1) Different charges apply to Policies issued before May 1, 2001, and to policies issued before January 28, 2002.

(2) Cost of insurance rates vary based on the insured's age, sex, underwriting class and Policy duration. The cost of insurance charges shown in the table may not be representative of the charges you will pay. Your Policy's specifications page will indicate the guaranteed cost of insurance charge applicable to your Policy. You can obtain more information about your cost of insurance charges by contacting your registered representative or the administrative office listed on the back cover.

(3) The net amount at risk equals the life insurance benefit on a monthly deduction day, divided by 1.0032737, minus the cash value as of the monthly deduction day.


(4) The charge for this rider varies based on the insured's age, sex and underwriting class, and face amount or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about your rider charges by contacting your registered representative or the administrative office listed on the back cover.


(5) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (guaranteed not to exceed a maximum of 6.00% annually) and the amount of interest we credit to the amount in your loan account (which is 4.00% annually).

(6) While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured's death. Different Policy loan interest rates apply to Policies issued before January 28, 2002.


     The following table shows the lowest and highest total operating expenses (before any fee waiver or expense reimbursement) charged by any of the portfolios for the fiscal year ended December 31, 2006. These expenses may be different in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                     LOWEST   HIGHEST
-----------------------------------------                     ------   -------
(total of all expenses that are deducted from portfolio
  assets, including management fees, distribution (12b-1)
  and other expenses).......................................   0.14%    1.49%


                      ANNUAL PORTFOLIO OPERATING EXPENSES
                   (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)

     The purpose of this table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios for the fiscal year ended December 31, 2006 (except as noted in the footnotes). The information in this table (and in the footnotes thereto) was provided to Western Reserve by the applicable portfolio. Western Reserve has not independently verified such information. Expenses of the portfolios may be higher or lower in the future. For more information on the portfolio expenses described in this table, see the portfolio prospectuses, which accompany this prospectus.


                                                                                   FEES AND
                                                                      GROSS        EXPENSES
                                                                      TOTAL     CONTRACTUALLY    TOTAL NET
                                    MANAGEMENT    OTHER     12B-1     ANNUAL      WAIVED OR       ANNUAL
PORTFOLIO                              FEES      EXPENSES    FEES    EXPENSES   REIMBURSED(10)   EXPENSES
---------                           ----------   --------   ------   --------   --------------   ---------
AFIS Global Small Capitalization
  Fund (Class 2)..................     0.72%       0.05%      0.25%    1.02%         0.00%          1.02%
AFIS Growth Fund (Class 2)........     0.32%       0.02%      0.25%    0.59%         0.00%          0.59%
AFIS International Fund (Class
  2)..............................     0.50%       0.04%      0.25%    0.79%         0.00%          0.79%
AFIS New World Fund (Class 2).....     0.81%       0.07%      0.25%    1.13%         0.00%          1.13%
Fidelity VIP Contrafund(R)
  Portfolio (Initial Class)(2)....     0.57%       0.09%       N/A     0.66%         0.00%          0.66%
First Eagle Overseas Variable
  Fund............................     0.75%       0.24%      0.25%    1.24%         0.00%          1.24%

                                                                                   FEES AND
                                                                      GROSS        EXPENSES
                                                                      TOTAL     CONTRACTUALLY    TOTAL NET
                                    MANAGEMENT    OTHER     12B-1     ANNUAL      WAIVED OR       ANNUAL
PORTFOLIO                              FEES      EXPENSES    FEES    EXPENSES   REIMBURSED(10)   EXPENSES
---------                           ----------   --------   ------   --------   --------------   ---------
Janus Aspen Series Balanced
  Portfolio (Institutional
  Shares).........................     0.55%       0.03%       N/A     0.58%         0.00%          0.58%
Janus Aspen Series Flexible Bond
  Portfolio (Institutional
  Shares).........................     0.55%       0.10%       N/A     0.65%         0.00%          0.65%
Janus Aspen Series Forty Portfolio
  (Institutional Shares)..........     0.64%       0.06%       N/A     0.70%         0.00%          0.70%
Janus Aspen Series International
  Growth Portfolio (Institutional
  Shares).........................     0.64%       0.07%       N/A     0.71%         0.00%          0.71%
Janus Aspen Series Mid Cap Growth
  Portfolio (Institutional
  Shares).........................     0.64%       0.06%       N/A     0.70%         0.00%          0.70%
Janus Aspen Series Worldwide
  Growth Portfolio (Institutional
  Shares)(1)......................     0.60%       0.04%       N/A     0.64%         0.00%          0.64%
PIMCO VIT All Asset Portfolio (Ad-
  ministrative Class)(3)(4)(5)....    0.175%       1.01%       N/A    1.185%         0.00%         1.185%
PIMCO VIT All Asset Portfolio (In-
  stitutional Class)(3)(4)(5).....    0.175%       0.86%       N/A    1.035%         0.00%         1.035%
PIMCO VIT High Yield Portfolio
  (Institutional Class)(6)........     0.25%       0.35%       N/A     0.60%         0.00%          0.60%
PIMCO VIT Real Return Portfolio
  (Institutional Class)(7)........     0.25%       0.25%       N/A     0.50%         0.00%          0.50%
PIMCO VIT Total Return Portfolio
  (Institutional Class)(8)(9).....     0.25%       0.27%       N/A     0.52%         0.00%          0.52%
Royce Micro-Cap Portfolio.........     1.25%       0.06%       N/A     1.31%         0.00%          1.31%
Rydex Variable Trust Nova Fund....     0.75%       0.73%       N/A     1.48%         0.00%          1.48%
Rydex Variable Trust OTC Fund.....     0.75%       0.74%       N/A     1.49%         0.00%          1.49%
T. Rowe Price Equity Income
  Portfolio.......................     0.85%       0.00%       N/A     0.85%         0.00%          0.85%
T. Rowe Price Mid-Cap Growth Port-
  folio...........................     0.85%       0.00%       N/A     0.85%         0.00%          0.85%
Third Avenue Value Portfolio......     0.90%       0.27%       N/A     1.17%         0.00%          1.17%
Vanguard VIF Balanced Portfolio...     0.14%       0.11%       N/A     0.25%         0.00%          0.25%
Vanguard VIF Capital Growth
  Portfolio.......................     0.23%       0.19%       N/A     0.42%         0.00%          0.42%
Vanguard VIF Diversified Value
  Portfolio.......................     0.24%       0.16%       N/A     0.40%         0.00%          0.40%
Vanguard VIF Equity Index
  Portfolio.......................     0.11%       0.03%       N/A     0.14%         0.00%          0.14%
Vanguard VIF High Yield Bond Port-
  folio...........................     0.14%       0.10%       N/A     0.24%         0.00%          0.24%
Vanguard VIF International
  Portfolio.......................     0.26%       0.18%       N/A     0.44%         0.00%          0.44%
Vanguard VIF Mid-Cap Index Portfo-
  lio.............................     0.19%       0.05%       N/A     0.24%         0.00%          0.24%
Vanguard VIF Money Market Portfo-
  lio.............................     0.11%       0.05%       N/A     0.16%         0.00%          0.16%
Vanguard VIF REIT Index
  Portfolio.......................     0.27%       0.04%       N/A     0.31%         0.00%          0.31%

                                                                                   FEES AND
                                                                      GROSS        EXPENSES
                                                                      TOTAL     CONTRACTUALLY    TOTAL NET
                                    MANAGEMENT    OTHER     12B-1     ANNUAL      WAIVED OR       ANNUAL
PORTFOLIO                              FEES      EXPENSES    FEES    EXPENSES   REIMBURSED(10)   EXPENSES
---------                           ----------   --------   ------   --------   --------------   ---------
Vanguard VIF Short-Term Invest-
  ment-Grade Portfolio............     0.10%       0.05%       N/A     0.15%         0.00%          0.15%
Vanguard VIF Small Company Growth
  Portfolio.......................     0.22%       0.16%       N/A     0.38%         0.00%          0.38%
Vanguard VIF Total Bond Market
  Index Portfolio.................     0.11%       0.05%       N/A     0.16%         0.00%          0.16%
Vanguard VIF Total Stock Market
  Index Portfolio.................     0.12%       0.04%       N/A     0.16%         0.00%          0.16%


---------------


 (1) Worldwide Growth Portfolio pays an investment advisory fee rate that may adjust up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment is shown in the table above. Any such adjustment to this fee rate commenced February 2007, and may increase or decrease the management fee rate shown in the table by a variable up to 0.15%, assuming constant assets. The Management Fee rate could be even higher or lower than this range, however, depending on asset fluctuations during the measuring period.



 (2) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.65%. These offsets may be discontinued at any time.



 (3) "Other Expenses" reflect an administrative fee of 0.25%.



 (4) Underlying Funds' Expenses for the Portfolio's are based upon an allocation of the Portfolio's assets among the Underlying Funds and upon the total annual operating expenses of the Institutional shares of these Underlying Funds. Underlying Fund Expenses will vary with changes in the expenses of the Underlying Funds, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each Underlying Fund for the most recent fiscal year, please see the Annual Underlying Fund Expenses in the Portfolio's prospectus.



 (5) The Total Annual Portfolio Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Portfolio, as set forth in the Financial Highlights of the Portfolio's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Fund and does not include Underlying Fund Expenses.



 (6) "Other Expenses" reflect an administrative fee of 0.35%.



 (7) "Other Expenses" reflect an administrative fee of 0.25% and interest expense.



 (8) "Other Expenses" reflect an administrative fee of 0.25% and interest expense. Interest expense is generally incurred as a result of investment management activities.



 (9) Total Annual Portfolio Operating Expense excluding interest expense is
     0.50%.



(10) For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2006. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangements, annual portfolio operating expenses would have been:



                                                                                     FEES AND
                                                                          GROSS      EXPENSES
                                                                          TOTAL     VOLUNTARILY   TOTAL NET
                                         MANAGEMENT    OTHER     12B-1    ANNUAL     WAIVED OR     ANNUAL
    PORTFOLIO                               FEES      EXPENSES   FEES    EXPENSES   REIMBURSED    EXPENSES
    ---------                            ----------   --------   -----   --------   -----------   ---------
    AFIS Global Small Capitalization
      Fund (Class 2)(i)................     0.72%       0.05%    0.25%     1.02%       0.08%        0.94%
    AFIS Growth Fund (Class 2)(i)......     0.32%       0.02%    0.25%     0.59%       0.03%        0.56%
    AFIS International Fund (Class
      2)(i)............................     0.50%       0.04%    0.25%     0.79%       0.05%        0.74%
    AFIS New World Fund (Class 2)(i)...     0.81%       0.07%    0.25%     1.13%       0.08%        1.05%
    UIF Emerging Markets Equity
      Portfolio (Class I)(ii)..........     1.22%       0.40%    0.00%     1.62%       0.00%        1.62%


     --------------------

     (i) The Series' investment adviser is waiving a portion of management fees. Expense ratios shown reflect the waiver. Please see the financial highlights table in the Series' prospectus or its annual report for details.


     (ii) The adviser has voluntarily agreed to waive a portion or all of its management fee and/or reimburse expenses to the extent necessary so that total annual operating expenses, excluding certain investment related expenses such as foreign country tax expense and interest expense on borrowing, do not exceed the "Operating Expense Limitation" in the below table. The adviser may terminate these voluntary waivers at any time at its sole discretion. The distributor may terminate these voluntary waivers at any time at its sole discretion. After such reductions, the "Management Fee", "12B-1 Fees", "Other Expenses" and "Total Fund Operating Expenses", would be as noted above.


     For information concerning compensation paid for the sale of the Policies, see "Sales of the Policies."

WESTERN RESERVE, THE SEPARATE ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  WESTERN RESERVE

     Western Reserve Life Assurance Co. of Ohio is the insurance company issuing the Policy. Western Reserve's main office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716. Western Reserve's administrative office for this Policy is located at 4333 Edgewood Rd. NE, Cedar Rapids, Iowa 52499. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT

     The separate account is a separate account of Western Reserve, established under Ohio law. We own the assets in the separate account, and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

     The separate account is divided into subaccounts, each of which invests in shares of a specific life insurance fund portfolio. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

     Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the

Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

THE PORTFOLIOS

     The subaccounts of the separate account invest in shares of the corresponding portfolios. Each portfolio is part of a series fund which is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

     Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

     Each portfolio's investment objective(s), policies and investment adviser (and where applicable, the investment sub-adviser) are summarized below. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE(S). FOR EXAMPLE, AN INVESTMENT IN A MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY AND, DURING PERIODS OF LOW INTEREST RATES, THE YIELDS OF MONEY MARKET SUBACCOUNTS MAY BECOME EXTREMELY LOW AND POSSIBLY NEGATIVE. Certain portfolios may have investment objectives and policies similar to other mutual fund portfolios that are managed by the same investment adviser or sub-adviser that are available directly to the public (i.e., not through variable insurance products). The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE PORTFOLIO PROSPECTUSES. YOU MAY OBTAIN A FREE COPY OF THE PORTFOLIO PROSPECTUSES BY CONTACTING US AT 1-888-804-8461. YOU SHOULD READ THE PORTFOLIO PROSPECTUSES CAREFULLY.

American Funds Insurance Series             - AFIS Global Small Capitalization Fund (Class 2) seeks to make your
managed by Capital Research and Management    investment grow over time by investing primarily in stocks of
Company                                       smaller companies located around the world.

                                            - AFIS Growth Fund (Class 2) seeks to make your investment grow by investing primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

                                            - AFIS International Fund (Class 2) seeks to make your investment grow over time by investing primarily in common stocks of companies located outside of the United States.

                                            - AFIS New World Fund (Class 2) seeks to make your investment grow over time by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.

Fidelity Variable Insurance Products        - Fidelity VIP Contrafund(R) Portfolio (Initial Class) seeks long-
Funds -- Initial Class                        term capital appreciation.
managed by Fidelity Management & Research
Company

First Eagle Variable Fund                   - First Eagle Overseas Variable Fund seeks long-term growth of
advised by Arnhold and S. Bleichroeder        capital.
Advisers, LLC

Janus Aspen Series                          - Janus Aspen Series Balanced Portfolio (Institutional Shares) seeks
managed by Janus Capital Management LLC       long-term capital growth, consistent with preservation of capital and balanced by current income. The Portfolio pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50%
                                              of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities.

                                            - Janus Aspen Series Flexible Bond Portfolio (Institutional Shares)
                                              seeks to obtain maximum total return, consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets plus the amount of any borrowings for investment purposes, in bonds.

                                            - Janus Aspen Series Forty Portfolio (Institutional Shares) seeks long-term growth of capital by investing primarily in a core group of 20 to 40 common stocks selected for their growth potential.

                                            - Janus Aspen Series International Growth Portfolio (Institutional
                                              Shares) seeks long-term growth of capital by investing under normal circumstances at least 80% of its net assets plus the amount of any borrowings for investment purposes, in securities of issuers from countries outside the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the
                                              United States, it may at times invest in U.S. issuers. It may, under unusual circumstances, invest all of its assets in a single country.
                                              The Portfolio may have significant exposure to emerging markets.

                                            - Janus Aspen Series Mid Cap Growth Portfolio (Institutional Shares)
                                              seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of mid-sized companies whose market capitalization falls, at the time of initial purchase, within the 12 month average of the capitalization range of the Russell Midcap(R) Growth Index.

                                            - Janus Aspen Series Worldwide Growth Portfolio (Institutional Shares)
                                              seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets.

PIMCO Variable Insurance Trust              - PIMCO VIT All Asset Portfolio (Administrative Class) seeks maximum
managed by Pacific Investment Management      real return consistent with preservation of real capital and prudent
Company LLC                                   investment management by investing its assets in shares of the PIMCO
                                              Funds and does not invest directly in stocks or bonds of other issuers.

                                            - PIMCO VIT All Asset Portfolio (Institutional Class) seeks maximum real return consistent with preservation of real capital and prudent investment management by investing substantially all of its assets in Institutional Class shares of the PIMCO Funds, except the All
                                              Asset and All Asset All Authority Funds ("Underlying Funds").

                                            - PIMCO VIT High Yield Portfolio (Institutional Class) seeks maximum total return, consistent with preservation of capital and prudent investment management. Invests at least 80% of its assets in a diversified portfolio of high yield securities ("junk bonds") rated below investment grade, but at least Caa by Moody's or CCC by S&P, or, if unrated, determined by PIMCO to be of comparable quality.

                                            - PIMCO VIT Real Return Portfolio (Institutional Class) seeks maximum real return, consistent with preservation of real capital and prudent investment management.

                                            - PIMCO VIT Total Return Portfolio (Institutional Class) seeks to maximize total return, consistent with preservation of capital and prudent investment management by investing under normal
                                              circumstances at least 65% of its assets in a diversified portfolio of Fixed Income instruments of varying maturities.

Royce Capital Fund                          - Royce Micro-Cap Portfolio seeks long-term growth of capital by
managed by Royce & Associates, LLC            investing its assets primarily in a broadly diversified portfolio of equity securities issued by micro-cap companies (companies with stock market capitalization less than $500 million).

Rydex Variable Trust                        - Rydex Variable Trust Nova Fund seeks to provide investment results
managed by Rydex Investments                  that match the performance of a specific benchmark on a daily basis.
                                              The Fund's current benchmark is 150% of the performance of the S&P
                                              500 Index. The S&P 500 Index is an unmanaged index composed of 500 common stocks from a wide range of industries that are traded on the
                                              New York Stock Exchange, The American Stock Exchange, and the
                                              NASDAQ.

                                            - Rydex Variable Trust OTC Fund seeks to provide investment results that correspond to a benchmark for over-the-counter securities. The
                                              Fund's current benchmark is the NASDAQ 100 Index. The NASDAQ 100
                                              Index contains the 100 largest non-financial, non-utilities stocks in the NASDAQ Composite.

T. Rowe Price Equity Series, Inc.           - T. Rowe Price Equity Income Portfolio seeks to provide substantial
managed by T. Rowe Price Associates, Inc.     dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

                                            - T. Rowe Price Mid-Cap Growth Portfolio seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

Third Avenue Variable Series Trust          - Third Avenue Value Portfolio seeks long-term capital appreciation.
managed by Third Avenue Management LLC        The Portfolio invests primarily in the securities of
                                              well-capitalized, well-managed companies which are available at a significant discount to what the Adviser believes is their intrinsic value.

Vanguard Variable Insurance Fund            - Vanguard VIF Balanced Portfolio seeks to conserve capital, while
managed by the following:                     providing moderate income and moderate long-term growth of capital and income.
Balanced and High Yield Bond --
Wellington Management Company, LLP          - Vanguard VIF Capital Growth Portfolio seeks to provide long- term growth of capital.
Capital Growth -- PRIMECAP Management
Company                                     - Vanguard VIF Diversified Value Portfolio seeks to provide long-term growth of capital and a moderate level of dividend income.
Diversified Value -- Barrow, Hanley,
Mewhinney & Strauss                         - Vanguard VIF Equity Index Portfolio seeks to provide long-term growth of capital and income by attempting to match the performance
Equity Index, Mid-Cap Index, Total Stock      of a broad-based market index of stocks of large U.S. companies.
Market Index and REIT Index -- Vanguard's
Quantitative Equity Group                   - Vanguard VIF High Yield Bond Portfolio seeks to provide a higher level of income by investing primarily in a diversified group of
International -- Schroder Investment          high-yielding, higher-risk corporate bonds with medium-and
Management North America Inc.                 lower-range credit-quality ratings, commonly known as "junk bonds".
Money Market, Short-Term Investment-Grade   - Vanguard VIF International Portfolio seeks to provide a long-term
and Total Bond Market Index -- Vanguard's     growth of capital by investing primarily in the stocks of seasoned
Fixed Income Group                            companies located outside of the United States.

Small Company Growth -- Granahan            - Vanguard VIF Mid-Cap Index Portfolio seeks to provide long- term
Investment Management, Inc. and Grantham,     growth of capital by attempting to match the performance of a
Mayo, Van Otterloo & Co LLC                   broad-based market index of stocks of medium-size U.S. companies.

                                            - Vanguard VIF Money Market Portfolio seeks to provide income while maintaining liquidity and a stable share price of $1. An investment in the Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Portfolio.

                                            - Vanguard VIF REIT Index Portfolio seeks to provide a high level of income and moderate long-term growth of capital.

                                            - Vanguard VIF Short-Term Investment-Grade Portfolio seeks income while maintaining a high degree of stability of principal.

                                            - Vanguard VIF Small Company Growth Portfolio seeks to provide long-term growth of capital by investing primarily in the stocks of smaller companies (which, at the time of purchase, typically have a market value of less than $1-$2 billion).

                                            - Vanguard VIF Total Bond Market Index Portfolio seeks to provide a higher level of income by attempting to match the performance of a broad-based market index of publicly traded, investment-grade bonds.

                                            - Vanguard VIF Total Stock Market Index Portfolio seeks to match the performance of a benchmark index that measures the investment return of the overall stock market.

SELECTION OF THE UNDERLYING PORTFOLIOS


     The underlying portfolios offered through this product are selected by Western Reserve, and Western Reserve may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for the sale of the Policies. (For additional information on these arrangements, see "Revenue We Receive.") We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policy owners.


     We have developed this variable life insurance product in cooperation with Westport Financial Services, Inc., and have included underlying portfolios based on recommendations by Westport Financial Services, Inc., whose selection criteria may differ from our selection criteria.

     You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

     In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

     YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

     We do not recommend or endorse a particular portfolio and we do not provide investment advice.

REVENUE WE RECEIVE


     We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive two types of payments:



     - RULE 12B-1 FEES. We receive 12b-1 fees from the portfolios in the American Funds Insurance Series and First Eagle Overseas Portfolio. The fee received from American Funds Insurance Series and the First Eagle Overseas Portfolio is 0.25%. All fees received by us are based on the average daily assets of the referenced portfolios that we hold in the subaccount for the Policies.



     - ADMINISTRATIVE, MARKETING AND SUPPORT SERVICE FEES. The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including Transamerica Capital, Inc. ("TCI")+. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying portfolio assets. Policy owners, through their indirect investment in the portfolios, bear the costs of these advisory fees (see the prospectuses for the


---------------


+ Effective May 1, 2007, AFSG Securities Corporation ceased to be the distributing firm and our affiliate Transamerica Capital, Inc., a member of the NASD, became the distributor.

  portfolios for more information). The amount of the payments we receive is based on a percentage of the assets of the particular portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.


     The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:


                 INCOMING PAYMENTS TO US AND TCI FROM THE FUNDS



                                            MAXIMUM
                                              FEE                                            MAXIMUM FEE
FUND                                     % OF ASSETS*    FUND                               % OF ASSETS*
----                                     -------------   ----                               -------------
PIMCO Variable Insurance Trust                           Fidelity Variable Insurance        0.05% + 0.05%
  (Administrative Class)...............     0.25%        Products Fund                      after $100
                                                                                            million**
Rydex Variable Trust...................     0.25%        Janus Aspen Series                 0.15% after
                                                                                            $50 million**
First Eagle Variable Funds, Inc. ......     0.25%        T. Rowe Price Equity Series, Inc.  0.15% after
                                                                                            $25 million**
American Funds Insurance Series........     0.25%


---------------

* Payments are based on a percentage of the average assets of each underlying portfolio owned by the subaccounts available under this Policy and under certain other variable insurance products offered by our affiliates and us.

** We receive this percentage on specified subaccounts once a certain dollar amount of fund shares are being held in those subaccounts of Western Reserve and its affiliates.


     Proceeds from certain of these payments by the underlying funds, the advisers, the sub-advisers and/or their affiliates may be profit to us and may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies and (2) that we incur, in our role as intermediary, in promoting, marketing and administering the fund portfolios.


     For further details about the compensation payments we make in connection with the sale of the Policies, see "Sale of the Policies" in this prospectus.

YOUR RIGHT TO VOTE PORTFOLIO SHARES

     Even though we are the legal owner of the portfolio shares held in the subaccounts, and we have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policy owners instruct, so long as such action is required by law.

     Before a vote of a portfolio's shareholders occurs, you will receive voting materials in accordance with the procedures established for the portfolio. You will be instructed on how to vote and to return your proxy in a timely manner. Your number of votes is calculated separately for each subaccount and may include fractional votes. You hold a voting interest in each subaccount to which net premium or cash value is allocated. The number of votes for each subaccount is determined by dividing the Policy's subaccount value by the net asset value per share of the portfolio in which that subaccount invests. The net asset value per share of each portfolio is the value for each share of a portfolio on any valuation day. The method of computing the net asset value per share is described in the prospectuses for the portfolios.


     If we do not receive voting instructions on time from some policy owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Accordingly, it is possible for a small number of policy owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Policy values. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, you will be advised of that action and the reasons we took such action in the next semi-annual report for the appropriate portfolio.

CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


     This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges are expected to result in a profit to us.


SERVICES AND BENEFITS WE
PROVIDE UNDER
THE POLICY:                      - the life insurance benefit, cash value and
                                   loan benefits;

                                 - investment options, including net premium
                                   allocations;

                                 - administration of elective options; and

                                 - the distribution of reports to owners.

COSTS AND EXPENSES WE INCUR:     - costs associated with processing and
                                   underwriting applications and changes in face amount and riders;

                                 - expenses of issuing and administering the
                                   Policy (including any Policy riders);

                                 - overhead and other expenses for providing
                                   services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies; and

                                 - other costs of doing business, such as
                                   collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

RISKS WE ASSUME:                 - that the charges we may deduct may be
                                   insufficient to meet our actual claims
                                   because insureds die sooner than we estimate; and

                                 - that the costs of providing the services and
                                   benefits under the Policies may exceed the charges we are allowed to deduct.

     Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.


PERCENT OF PREMIUM LOAD


     We will deduct certain expenses before we allocate the net premium payments you make to the subaccounts. The expenses deducted from your premium are intended to compensate us for sales expenses, including distribution costs and federal and state tax charges. Premium tax charges imposed by different states range from 0.00% to 3.50% of premiums. Although state premium taxes vary from state to state, the premium load will not vary with the state of residence of the owner.

     Target premium is the amount of premium used to determine the charge applied to premium payments. Under most circumstances, the target premium is the maximum premium that can be paid in a Policy year without the Policy becoming a modified endowment contract ("MEC"). Premiums paid in excess of target premium may have adverse tax consequences. Target premium varies depending on the insured's sex, issue age, and underwriting class and is listed on your Policy's specification page.

For Policies issued on or after
January 28, 2002, THE PERCENT OF
PREMIUM LOAD CURRENTLY EQUALS        - 11.50% of premium received up to target
                                       premium and 1.00% of premium received in excess of target premium in Policy Year 1; and


                                 - 6.00% of premium received up to target
                                   premium and 0.50% of premium received in excess of target premium in Policy years 2-7; and

                                 - 2.10% of premium received up to target
                                   premium and 0.50% of premium received in excess of target premium in Policy years 8-10; and

                                 - 0.50% of all premium received thereafter.


     Different charges apply to Policies issued before January 28, 2002. We can increase the percent of premium load, but the maximum percent of premium load deduction is 11.50% of each premium payment received up to target premium in all years; and 4.5% of each premium payment received in excess of target premium in Policy year 1 and 7.5% of each premium payment received in excess of target premium in all Policy years thereafter.


DEFERRED SALES LOAD

     On each Policy anniversary during Policy years 2-7, we deduct either a percent of the premium received in Policy year 1 or the decrease in premium in excess of target premium received in Policy year 1.

     For Policies issued on or after May 1, 2001, the current deferred sales load equals:


     - 1.50% of premium received up to target premium in Policy year 1 (for a cumulative total of 9% through Policy year 7); and



     - 0.40% of premium received in excess of target premium in Policy year 1 (for a cumulative total of 2.4% through Policy year 7).



     Different charges apply to Policies issued before May 1, 2001. We can increase this charge, but the maximum deferred sales load is 1.50% of all premium received in Policy year 1 (for a cumulative total of 9% through Policy year 7).



     The payment of higher premium amounts during the first Policy year will result in higher amounts being subject to the deferred sales load in Policy years 2-7. When deciding upon the appropriate amount and timing of premium payments, you should consider the combined effect of the percent of premium load and the deferred sales load.


MONTHLY DEDUCTION

     We take a monthly deduction from the cash value on the effective date and on each monthly deduction day. We deduct this charge on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount bears to the total cash value on the monthly deduction day). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

THE MONTHLY DEDUCTION IS EQUAL
TO:                              - the monthly contract charge; PLUS

                                 - the monthly cost of insurance charge for the
                                   Policy; PLUS

                                 - the monthly charge for any benefits provided
                                   by riders attached to the Policy; PLUS

                                 - a factor representing the mortality and
                                   expense risk charge.

MONTHLY CONTRACT CHARGE:         - This charge currently equals $16.50 each
                                   Policy month in the first Policy year and $4.00 each month thereafter.

                                 - We can increase this charge, but we guarantee
                                   this charge will never be more than $16.50 each month in the first Policy year and $10.00 each month thereafter.

                                 - This charge is used to cover administrative
                                   services relating to the Policy.

MONTHLY COST OF INSURANCE
CHARGE:                          - We calculate and deduct this charge monthly.
                                   The charge is dependent upon a number of variables that cause the charge to vary from Policy to Policy and from monthly deduction day to monthly deduction day. We may calculate the cost of insurance rate separately for the face amount at issue and for any increase in face amount.

                                 - The monthly cost of insurance charge is equal
                                   to 1. multiplied by the result of 2. minus
                                   3., where:

                                   1. is the monthly cost of insurance rate per
                                      $1,000 of insurance;

                                   2. is the number of thousands of dollars of
                                      life insurance benefit for the Policy (as defined by the applicable life insurance benefit Option 1, Option 2 or Option 3) divided by 1.0032737; and

                                   3. is the number of thousands of dollars of
                                      cash value as of the monthly deduction day
                                      (before this cost of insurance deduction), and after the mortality and expense risk charge, any applicable contract charge and the costs of any riders are subtracted.)

                                 - This charge is used to compensate us for the
                                   anticipated costs of paying the amount of the life insurance benefit that exceeds your cash value upon the death of the insured.

     To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates using the insured's sex, age, risk class and number of years that the Policy or increment of face amount has been in force. As explained in detail above, we then multiply the cost of insurance rate (1. above) by the net amount at risk which is the life insurance benefit (2. above) minus the cash value (3. above). The factors that affect the net amount at risk include investment performance, payment of premiums and charges to the Policy. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. We review the monthly cost of insurance rates on an ongoing basis (at least once every year) based on our expectations as to future mortality experience, investment earnings, persistency, taxes and other expenses. Any changes in cost of insurance rates are made on a uniform basis for insureds of the same class as defined by sex, age, risk class and Policy duration. The rates will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy.

     The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of or additions to the 1980 CSO Tables. To determine current cost of insurance rates, we place insureds into the following risk classes: tobacco habit, medical issue, simplified issue and guaranteed issue. Current cost of insurance rates for an insured issued under simplified or guaranteed issue are generally higher than rates for an insured of the same age, sex and tobacco status issued under medical issue. Cost of insurance rates for an insured in a non-tobacco class are less than or equal to rates for an insured of the same age and sex in a tobacco class. Cost of insurance rates for an insured in a non-tobacco or tobacco standard class is generally lower than guaranteed rates for an insured of the same age and sex and tobacco status in a substandard class.

     We also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, we may offer Policies with unisex mortality tables to such prospective purchasers.


OPTIONAL INSURANCE RIDERS:       - The monthly deduction will include charges
                                   for any optional insurance benefits you add to your Policy by rider.


MORTALITY AND EXPENSE RISK
CHARGE:                          - We deduct a daily charge from your cash value
                                   in each subaccount to compensate us for
                                   aggregate Policy expenses and mortality and expense costs we assume.

                                   The charge is calculated as a percentage of the average cash value on each valuation day during the Policy month preceding the monthly deduction day. For Policies issued on or after January 28, 2002, the current mortality and expense risk charge is equivalent to:

                                   - An effective annual rate of 0.70% in Policy
                                     years 1-17; and

                                   - An effective annual rate of 0.20%
                                     thereafter.

                                   Different charges apply to Policies issued prior to January 28, 2002. We may increase the charge, but the maximum mortality and expense risk charge is equivalent to an effective annual rate of 0.90% in all Policy years.

                                   The mortality risk is that the insureds as a group will die sooner than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.


                                   If this charge combined with other Policy charges does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits for any corporate purpose, including to cover distribution or other costs.


ADMINISTRATIVE CHARGES

  PARTIAL WITHDRAWAL CHARGE

     - After the first Policy year, you may make a partial withdrawal.

     - When you make a partial withdrawal, we reserve the right to charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

     - We currently do not impose this charge.

     - We deduct this amount from the withdrawal on a pro-rata basis from the subaccounts unless we may otherwise require or agree.

     - We will not increase this charge.

  LOAN INTEREST

     - Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear the same interest rate.

     - If you purchased your Policy after January 28, 2002, we currently charge you an annual interest rate on a Policy loan of 4.70% in Policy years 1-17 and 4.20% in Policy years 18+. Different loan interest rates apply for Policies purchased before January 28, 2002.

     - After offsetting the 4.00% interest we credit to amounts in the loan account, the net cost of loans currently is 0.70% (annually) in Policy years 1-17 and 0.20% (annually) in Policy years 18+.

     - The maximum guaranteed interest rate we will charge for a Policy loan is 6.00% (annually). After offsetting the 4.00% interest we credit to amounts in the loan account, the maximum net cost of loans is 2.00% (annually).

     - We may declare various lower Policy loan interest rates.

     When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts on a pro-rata basis, unless you specify a different allocation by written notice to our administrative office.

  TRANSFER CHARGE

     - We currently allow you to make any number of transfers each year free of charge.

     - We reserve the right to charge $25 for each transfer over 12 during a Policy year.

     - For purposes of assessing the transfer charge, each written request of transfer, regardless of the number of subaccounts affected by the transfer, is considered a single transfer.

     - We deduct the transfer charge from the amount being transferred.

     - Transfers due to automatic asset rebalancing, loans or expiration of the free-look period do not count as transfers for the purpose of assessing this charge.

     - We will not increase this charge.


     - We may impose severe restrictions on, or even eliminate, the transfer privilege at any time, without notice. See "Disruptive Trading and Market Timing" below under "TRANSFERS."


  TAXES

     We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed or are increased by federal or state agencies.

  PORTFOLIO EXPENSES

     The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of the net assets of the corresponding portfolio in which the subaccount invests. The total portfolio fees and expenses ranged from 0.14% to 1.49% in 2006. Portfolio fees and expenses may be higher in the future. See the Annual Portfolio Operating Expenses table in this prospectus, and the fund prospectuses.


     A portfolio may assess a redemption fee of up to 2% on subaccount assets that are redeemed out of the portfolio in connection with a withdrawal or transfer. Each portfolio determines whether to have a redemption fee, the amount of the redemption fee, and when the fee is imposed. The redemption fee is retained by or paid to the portfolio and is not retained by us. We will administer any redemption fees and deduct them from your cash value. For more information on each portfolio's redemption fee, see the portfolio prospectus.


THE POLICY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OWNERSHIP RIGHTS

     The Policy belongs to the owner named in the application. The insured is the owner unless the application specifies a different owner. The owner may exercise all of the rights and options described in the Policy while the insured is living. The principal rights an owner may exercise are:

     - to designate or change beneficiaries;

     - to receive amounts payable before the death of the insured;

     - to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment, and there may be tax consequences);

     - to change the owner of this Policy (there may be tax consequences);

     - to change the face amount and life insurance benefit option of this Policy (subject to limitations and restrictions); and


     - to select the tax test -- guideline premium test or the cash accumulation test -- applicable to the Policy on the Policy application. Once selected, the test may not be changed.


     No designation or change in designation of an owner will take effect unless we receive a written request at our administrative office. When received, the request will take effect as of the date it was signed, subject to payment or other action taken by us before it was received. A change of owner may have significant tax consequences and you should consult a tax advisor before making an ownership change.

MODIFYING THE POLICY

     Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary, one of our vice presidents or officers. NO AGENT MAY BIND US BY MAKING ANY PROMISE NOT CONTAINED IN THE POLICY.

     Upon notice to you, we may modify the Policy:

     - to make the Policy, the separate account or our operations comply with any law or regulation issued by a governmental agency to which we are subject; or

     - to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life insurance policies; or

     - to reflect a change (permitted by the Policy) in the operation of the separate account; or

     - to provide additional subaccounts and/or fixed account options.

     If any modifications are made, we will make appropriate endorsements to the Policy. If any provision of the Policy conflicts with the laws of a jurisdiction that govern the Policy, the Policy provides that such provision be deemed to be amended to conform with such laws.

PURCHASING A POLICY

     We will offer the Policy to corporations and partnerships that meet the following conditions at issue:

     - A minimum of five Policies are issued, each on the life of a different insured; OR

     - The aggregate annualized first-year planned periodic premium for all Policies is at least $100,000.


     To purchase a Policy, you must submit a complete application and an initial premium to us at our administrative office through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with Transamerica Capital Inc., the principal underwriter for the Policy and us.


     Our current minimum face amount of a Policy is generally $25,000.

     We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy if the insured is over age
75. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

     - the date of your application; or

     - the date the insured completes all of the medical tests and examinations that we require.

REPLACEMENT OF EXISTING INSURANCE

     It may not be in your best interest to surrender, lapse, borrow from existing life insurance policies or annuity contracts, or exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should not replace your existing life insurance policy unless you determine this Policy is better for you. You may have to pay a surrender charge on your existing life insurance policy, other charges may be higher (or lower) and the benefits may be different. If you surrender your existing life insurance policy for cash and then buy this Policy, you may have to pay a tax, including a possible penalty tax, on the surrender. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

     IF YOU CONTEMPLATE EXCHANGING YOUR EXISTING LIFE INSURANCE POLICY FOR THE POLICY, YOU SHOULD CONSULT A TAX ADVISOR TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION. SEE "FEDERAL INCOME TAX CONSIDERATIONS".

     Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy in an exchange may be delayed until we receive that premium.

WHEN INSURANCE COVERAGE TAKES EFFECT


     Insurance coverage under the Policy will take effect only if the insured is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium required under the Policy as issued is paid and received at our administrative office.


FREE-LOOK PERIOD


     You may cancel your Policy for a refund during the "free look period" by returning it to us at our administrative office or to the sales representative who sold it to you. The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. Unless we receive information or are notified otherwise, the Policy will be deemed delivered to you 4 days after we mail the Policy. If you decide to cancel your

Policy, we will treat the Policy as if it had never been issued. Within 7 calendar days after receiving the returned Policy, we will refund an amount equal to the greater of:

     - the cash value as of the date the Policy is returned; or

     - the premiums paid less any partial withdrawals.

     Under ordinary circumstances we will refund the premiums paid less partial withdrawals.

BACKDATING A POLICY

     If you request, we may backdate a Policy by assigning an effective date earlier than the date the Policy is issued. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, we will amend your application.

     Cost of insurance charges are based in part on the insured's age on the effective date. Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, including cost of insurance charges, for the period that the Policy is backdated. THIS MEANS THAT WHILE THE MONTHLY DEDUCTION MAY BE LOWER THAN WHAT WOULD HAVE BEEN CHARGED HAD WE NOT BACKDATED THE POLICY, YOU WILL BE PAYING FOR INSURANCE DURING A PERIOD WHEN THE POLICY WAS NOT IN FORCE.

POLICY FEATURES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PREMIUMS

  ALLOCATING PREMIUMS

     In the application for a Policy, you must instruct us on how to allocate your net premium among the subaccounts. You must follow these guidelines:

     - allocation percentages must be in whole numbers; and

     - if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.


     The initial "net premium" will be allocated to the general account during the free-look period and will earn interest at an annual rate (minimum 4%) that we declare. The free-look period generally expires 14 days after we mail the Policy or 10 days after the delivery of the Policy to you, but certain states may require a longer free-look period. At the end of the free-look period, we will allocate the net premium, including interest earned during the free-look period, to the subaccounts that you have chosen on your application. Where not specified, your net premium will be allocated to a money market subaccount.



     Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our administrative office or faxing us at 319-355-2378 Monday - Friday 8:00 a.m. - 4:30 p.m. Central time. The change will be effective at the end of the valuation day on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes.


     Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit on each valuation day using the unit value determined at the closing of the regular business session of the New York Stock Exchange ("NYSE") (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation day, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

     Certain subaccounts may impose restrictions on allocations. If a selected subaccount is not available, amounts will be held in suspense and allocated to the selected subaccount once available, generally within two days of the request.

     You should periodically review how your cash value is allocated among the subaccounts because market conditions and your overall financial objectives may change.

  PREMIUM FLEXIBILITY

     You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay an initial premium. Thereafter, up to age 100 (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. When making premium payments in the first year, you should consider the effect of the percent of premium load (because we deduct a higher percentage during the first Policy year than in subsequent Policy years) and the annual deferred sales load (because this charge is based on a percentage of premium received in the first Policy year). Under some circumstances, you may be required to pay extra premiums to prevent a lapse.

  PLANNED PERIODIC PAYMENTS

     You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency and time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.


     EVEN IF YOU MAKE YOUR PLANNED PERIODIC PAYMENTS IN FULL AND ON SCHEDULE, YOUR POLICY MAY STILL LAPSE. The duration of your Policy depends on the Policy's net cash value. If the net cash value is not high enough to pay the monthly deduction when due, your Policy will lapse (unless you make the payment we specify during the late period). See "Policy Lapse and Reinstatement."


  PREMIUM LIMITATIONS

     Premium payments may be in any amount ($1,000 minimum if by wire). We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the life insurance benefit by more than the amount of the premium. If you choose the guideline premium test, there are additional premium limitations.

  MAKING PREMIUM PAYMENTS


     We will consider any payments you make to be premium payments, unless you clearly identify them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by check or money order made out to Western Reserve Life Assurance Co. of Ohio. As an accommodation to you, we will accept initial and subsequent premium payments ($1,000 minimum) by wire transfer. You must send a simultaneous fax transmission to 319-355-2378 notifying us of the wire transfer. For an initial premium, we also need a completed application to accompany the fax. If the allocation instructions on the original application we receive at a later date are different from those designated on the fax, we will reallocate the initial premium on the first valuation day on or following the date the policy is issued, according to the allocation instructions in the application with an original signature. If we do not receive a simultaneous fax, or if we receive a fax of an incomplete application, we will apply premium at the unit value determined on the day we receive at our administrative office an appropriate fax or a completed application.

     If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

     M & T Bank
     ABA #022000046

     For credit to: Western Reserve Life Assurance Co. of Ohio

     Account #: 89487643

     Include your name and Policy number on all correspondence

TRANSFERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL

     You or your agent/registered representative of record may make transfers among the subaccounts. You will be bound by any transfers made by your agent/registered representative. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our administrative office. We may, at any time, discontinue or severely restrict transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

     X You may request transfers in writing (in a form we accept), or by fax to our administrative office.

     X The minimum amount that may be transferred is the lesser of $500 or the value of all remaining accumulation units in the subaccount.

     X The minimum amount that must remain in a subaccount after a transfer is $500. If the value of the remaining accumulation units in a subaccount would be less than $500, we have the right to include that amount as part of the transfer.

     X We reserve the right to deduct a $25 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

     X Transfer charges will be deducted on a pro-rata basis from each subaccount from which a transfer was made.

     X We consider all transfers made in any one day to be a single transfer.


     X Transfers resulting from loans, asset rebalancing, and the reallocation of cash value immediately after the free-look period, are not treated as transfers for the purpose of the transfer charge.


     X Certain subaccounts may impose restrictions on transfers. If a selected subaccount is not available, the transfer will be made into the selected subaccount once available, generally within two days of the request.

DISRUPTIVE TRADING AND MARKET TIMING

     STATEMENT OF POLICY. This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders. Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.


     Market timing and disruptive trading among the subaccounts can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:


          (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio's investments (some market timers attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");

          (2) an adverse effect on portfolio management, such as:

             (a) impeding a portfolio manager's ability to sustain an investment objective;

             (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

             (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

          (3) increased brokerage and administrative expenses.


     These costs are borne by all policy owners invested in those subaccounts, not just those making the transfers.


     We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

     DETECTION. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.


     DETERRENCE. If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policy owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be "expedited" transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.



     We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.

     In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

     Under our current policies and procedures, we do not:

     - impose redemption fees on transfers;

     - expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

     - provide a certain number of allowable transfers in a given period.

     Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

     In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.


     Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to deter or detect market timing or disruptive trading by such policy owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.



     Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policy owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.



     UNDERLYING FUND PORTFOLIO FREQUENT TRADING POLICIES. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares redeemed within a certain time after purchase. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners' transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.



     Policy owners should be aware that, upon written request by a fund or its designee, we are required to provide the fund with information about an individual policy owner and the policy owner's trading activities in and out of one or more portfolios of the fund. In addition, a fund may require us to restrict or prohibit a policy owner's purchases and exchanges of shares of a specified portfolio if the fund identifies such policy owner as violating the frequent trading policies established for that portfolio. Please read the fund's prospectuses for information about restrictions on transfers.



     OMNIBUS ORDER. Policy owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.


TRANSFER PROCEDURES


     To make a transfer via fax, send your instructions to 319-355-2378 Monday - Friday 8:00 a.m. - 4:30 p.m. Central time.


     Please note the following regarding fax transfers:

     - We will employ reasonable procedures to confirm that fax instructions are genuine.

     - Fax orders must be received at our administrative office before 4:00 p.m. Eastern time to receive same-day pricing of the transaction.


     - WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED TO A NUMBER OTHER THAN 319-355-2378.



     - We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days of receipt of confirmation of fax transmittal and send us proof of your fax transmittal. We may discontinue this option at any time.


     We cannot guarantee that faxed transactions will always be available. For example, our administrative office may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of faxes is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

     We will process any transfer order we receive at our administrative office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

ASSET REBALANCING PROGRAM

     We offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. This program is intended to transfer cash value from subaccounts that have increased in value to subaccounts that have declined in value. Over time, this method of investment may help you buy low and sell high. This program does not guarantee gains or protect against losses. You may still have losses.

     You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the effective date. Once we receive the asset rebalancing request form at our administrative office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current net premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.


TO START ASSET REBALANCING:      - you must submit to us at our administrative
                                   office a completed asset rebalancing request form signed by the policy owner; and


                                 - you must have a minimum cash value of $10,000
                                   or make a $10,000 initial premium payment.

     There is no charge for the asset rebalancing program. Reallocations we make under the program will not count toward your 12 free transfers each year.

ASSET REBALANCING WILL CEASE
IF:                              - we receive your request to discontinue
                                   participation at our administrative office;

                                 - you make any transfer to or from any
                                   subaccount other than under a scheduled
                                   rebalancing; or

                                 - you elect to participate in any asset
                                   allocation services provided by a third
                                   party.

     You may start and stop participation in the asset rebalancing program at any time, but we reserve the right to restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

     We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Western Reserve agents for the sale of Policies. Western Reserve does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Western Reserve for the sale of Policies. Western Reserve therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.


NOTE CAREFULLY:



     - Western Reserve does not offer, and does not engage any third parties to offer, investment allocation services of any type for use with the Policy.



     - Western Reserve is not party to any agreement that you may have with any third parties that offer investment allocation services for use with your Policy.



     - Any fee that is charged by third parties offering investment allocation services for use with your Policy is in addition to the fees and expenses that apply under your Policy.


POLICY VALUES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

CASH VALUE

     Your Policy's cash value:

     - Varies from day to day, depending on the investment experience of the subaccounts you choose, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

     - Serves as the starting point for calculating values under a Policy.

     - Equals the sum of all values in each subaccount and the loan account.

     - Is determined on the effective date and on each valuation day.

     - Has no guaranteed minimum amount and may be more or less than premiums paid.

NET CASH VALUE

     The net cash value is the amount we pay when you surrender your Policy. We determine the net cash value at the end of the valuation period when we receive your written surrender request at our administrative office.

NET CASH VALUE ON ANY
VALUATION DATE
EQUALS:                          - the cash value as of such date; MINUS

                                 - any outstanding indebtedness (Policy loan
                                   amount plus any accrued interest).

SUBACCOUNT VALUE

     Each subaccount's value is the cash value in that subaccount. At the end of the free-look period, the subaccount value is equal to the amount of the initial net premium allocated to that subaccount, including any interest earned during the free-look period. At the end of any other valuation period, the subaccount's value is equal to that part of the net premiums allocated to the subaccount and any cash value transferred to the subaccount, adjusted by fees and charges, interest income, dividends, net capital gains or losses, realized or unrealized, and decreased by partial withdrawals and any cash value transferred out of the subaccount.

ACCUMULATION UNITS

     Every time you allocate premium, transfer or withdraw money to or from a subaccount, we convert that dollar amount into accumulation units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or partial withdrawal by the accumulation unit value for that subaccount next determined at the end of the valuation period on which the premium, transfer request or partial withdrawal request is received at our administrative office. Accumulation units are canceled as of the end of the valuation period in which we receive written (or other acceptable) notice regarding the event. These events are referred to as Policy transactions. Accumulation units are bought and sold each time there is a Policy transaction.

     Net premiums allocated to or amounts transferred to a subaccount increase the number of accumulation units of that subaccount. The following events reduce the number of accumulation units of a subaccount:

     - partial withdrawals or transfers from a subaccount;

     - surrender of the Policy;

     - payment of the life insurance benefit proceeds;

     - Policy loans; and

     - the monthly deduction.

THE NUMBER OF ACCUMULATION
UNITS IN
ANY SUBACCOUNT ON ANY MONTHLY
DEDUCTION DAY EQUALS:            - the initial units purchased at accumulation
                                   unit value at the end of the free-look
                                   period; PLUS

                                 - units purchased with additional net
                                   premium(s); PLUS

                                 - units purchased via transfers from another
                                   subaccount or the loan account; MINUS

                                 - units redeemed to pay for monthly deductions;
                                   MINUS

                                 - units redeemed to pay for partial
                                   withdrawals; MINUS

                                 - units redeemed as part of a transfer to
                                   another subaccount or the loan account; MINUS

                                 - units redeemed to pay any transfer charges,
                                   any partial withdrawal charges, and any
                                   redemption fees that may apply.

ACCUMULATION UNIT VALUE

     We determine the value of an accumulation unit on any valuation day by multiplying the value of the accumulation unit on the immediately preceding valuation day by the net investment factor for the valuation period.

NET INVESTMENT FACTOR

     The net investment factor is an index that we apply to measure the investment performance of accumulation units of a subaccount from one valuation period to the next. We determine the net investment factor for any subaccount for any valuation period by dividing:

     - the result of

      - the net asset value per share of the portfolio held in the subaccount, determined at the end of the current valuation period; PLUS

      - the per share amount of any dividend or capital gain distributions made by the portfolio held in the subaccount, if the "ex-dividend" date occurs during the current valuation period; and the result DIVIDED BY

      - the net asset value per share of the portfolio held in the subaccount, determined at the end of the immediately preceding valuation period.

     The net investment factor may be greater or less than one; therefore, the value of an accumulation unit may increase or decrease.

     Except on customary national holidays on which the NYSE is closed, the portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) that coincides with the end of each valuation period.

LIFE INSURANCE BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     As long as the Policy is in force, we will pay the life insurance benefit on an individual Policy once we receive at our administrative office satisfactory proof of the insured's death, written direction on how to pay the life insurance benefit, and any other documents and information we need. We may require return of the Policy. We will pay the life insurance benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the life insurance benefit proceeds to the owner or the owner's estate. We will pay the life insurance benefit proceeds in a lump sum or under a settlement option.

LIFE INSURANCE BENEFIT
PROCEEDS EQUAL:                  - the life insurance benefit (described below);
                                   MINUS

                                 - any monthly deductions due during the late
                                   period (if applicable); MINUS

                                 - any outstanding indebtedness or due and
                                   unpaid charges; PLUS

                                 - any additional insurance in force provided by
                                   rider.

     We may further adjust the amount of the life insurance benefit proceeds if we contest the Policy or if you misstate the insured's age or sex.

LIFE INSURANCE BENEFIT OPTIONS

     The Policy provides a life insurance benefit. The life insurance benefit is determined at the end of the valuation period in which the insured dies. On your application, you must select one of the three life insurance benefit options (Option 1, Option 2 or Option 3) we offer. No matter which life insurance benefit option you choose, we guarantee that, so long as the Policy does not lapse, the life insurance benefit will never be less than the face amount of the Policy until age 100, when the life insurance benefit will equal the cash value.


     You must also choose either the Cash Value Accumulation Test or the Guideline Premium Test in order to qualify the Policy as life insurance under the Code. You may not change tests. Each test involves a set of limitation percentages that vary by age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other and may be found below.


LIFE INSURANCE BENEFIT UNDER
OPTION 1
IS THE GREATER OF:               1. the face amount of the Policy; OR

                                 2. the applicable percentage called the
                                    "limitation percentage," MULTIPLIED BY the cash value on the insured's date of death.

     Under Option 1, your life insurance benefit remains level unless the limitation percentage multiplied by the cash value is greater than the face amount; then the life insurance benefit will vary as the cash value varies.

     OPTION 1 EXAMPLE. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under option 1, a Policy with a $50,000 face amount will generally pay $50,000 in life insurance benefits. However, because the life insurance benefit must be equal to or greater than 250% of cash value (age 40 and under), any time the cash value of the Policy exceeds $20,000, the life insurance benefit will exceed the $50,000 face amount. Each additional dollar added to cash value above $20,000 will increase the life insurance benefit by $2.50. Similarly, so long as cash value exceeds $20,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

     If at any time, however, the cash value multiplied by the limitation percentage is less than the face amount, the life insurance benefit will equal the face amount of the Policy.

LIFE INSURANCE BENEFIT UNDER
OPTION 2
IS THE GREATER OF:               1. the face amount; PLUS the cash value on the
                                    insured's date of death; OR

                                 2. the limitation percentage; MULTIPLIED BY the
                                    cash value on the insured's date of death.

     Under Option 2, the life insurance benefit always varies as the cash value varies.

     OPTION 2 EXAMPLE. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 2, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus cash value. Thus, for example, a Policy with a cash value of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $33,333, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $33,333 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

     If at any time, however, cash value multiplied by the limitation percentage is less than the face amount plus the cash value, then the life insurance benefit will be the face amount plus the cash value of the Policy.

LIFE INSURANCE BENEFIT UNDER
OPTION 3
IS THE GREATER OF:               1. the face amount; PLUS
                                   - cumulative premiums paid; LESS
                                    - cumulative partial withdrawals; OR

                                 2. the limitation percentage; MULTIPLIED BY
                                   - the cash value on the insured's date of
                                     death.

     Under Option 3, the life insurance benefit will always vary with the premiums paid and partial withdrawals taken, and the life insurance benefit may vary as the cash value varies.

     OPTION 3 EXAMPLE. Assume the insured is under the age of 40, there is no outstanding indebtedness, and the Guideline Premium Test is chosen. Under Option 3, a Policy with a face amount of $50,000 will generally pay a life insurance benefit of $50,000 plus premiums. Thus, for example, a Policy with premiums paid of $10,000 will have a life insurance benefit of $60,000 ($50,000 + $10,000). The life insurance benefit under the Guideline Premium Test, however, must be at least 250% of cash value (age 40 and under). As a result, if the cash value of the Policy exceeds $24,000, the life insurance benefit will be greater than the face amount plus cash value. Each additional dollar of cash value above $24,000 will increase the life insurance benefit by $2.50. Similarly, any time cash value exceeds $24,000, each dollar taken out of cash value will reduce the life insurance benefit by $2.50.

                       *               *               *


     The Policy is intended to qualify under Section 7702 of the Code as a life insurance contract for federal tax purposes. The life insurance benefit under the Policy is intended to qualify for the federal income tax exclusion.


     To the extent that the life insurance benefit is increased to maintain qualification as a life insurance policy, appropriate adjustments will be made in any monthly deductions or supplemental benefits as of that time, retroactively or otherwise, that are consistent with such an increase. Retroactive adjustments to the monthly deduction may be deducted from the cash value or may be made by right of setoff against any life insurance benefits payable. Prospective adjustments will be reflected in the monthly deduction.

LIFE INSURANCE BENEFIT COMPLIANCE TESTS


     Under Section 7702 of the Code, a policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a "guideline premium test (GPT)" or a "cash value accumulation test (CVAT)". You must choose either the GPT or the CVAT before the policy is issued. Once the policy is issued, you may not change to a different test. The Life Insurance Benefit will vary depending on which test is used.



     Each test involves a set of limitation percentages that vary by attained age. The limitation percentages, which are used to determine the life insurance benefit provided, vary from one test to the other. (See the separate tables below.)


             LIMITATION PERCENTAGES TABLE -- GUIDELINE PREMIUM TEST

  INSURED'S                   INSURED'S                    INSURED'S
  ATTAINED                   ATTAINED AGE                ATTAINED AGE
AGE ON POLICY   LIMITATION    ON POLICY     LIMITATION     ON POLICY     LIMITATION
 ANNIVERSARY    PERCENTAGE   ANNIVERSARY    PERCENTAGE    ANNIVERSARY    PERCENTAGE
-------------   ----------   ------------   ----------   -------------   ----------
    0-40           250            59           134            78            105
     41            243            60           130            79            105
     42            236            61           128            80            105
     43            229            62           126            81            105
     44            222            63           124            82            105
     45            215            64           122            83            105
     46            209            65           120            84            105
     47            203            66           119            85            105
     48            197            67           118            86            105
     49            191            68           117            87            105
     50            185            69           116            88            105
     51            178            70           115            89            105
     52            171            71           113            90            105
     53            164            72           111            91            104
     54            157            73           109            92            103
     55            150            74           107            93            102
     56            146            75           105           94-99          101
     57            142            76           105       100 and older      100
     58            138            77           105

          LIMITATION PERCENTAGES TABLE -- CASH VALUE ACCUMULATION TEST

  INSURED'S      LIMITATION      INSURED'S      LIMITATION      INSURED'S      LIMITATION
ATTAINTED AGE    PERCENTAGE     ATTAINED AGE    PERCENTAGE     ATTAINED AGE    PERCENTAGE
  ON POLICY     -------------    ON POLICY     -------------    ON POLICY     -------------
 ANNIVERSARY    MALE   FEMALE   ANNIVERSARY    MALE   FEMALE   ANNIVERSARY    MALE   FEMALE
-------------   ----   ------   ------------   ----   ------   ------------   ----   ------
     20         631     751          47        267     312          74        137     148
     21         612     727          48        259     303          75        135     145
     22         595     704          49        251     294          76        133     142
     23         577     681          50        244     285          77        131     139
     24         560     659          51        237     276          78        129     136
     25         542     638          52        230     268          79        127     134
     26         526     617          53        224     261          80        125     131
     27         509     597          54        218     253          81        124     129
     28         493     578          55        212     246          82        122     127
     29         477     559          56        206     239          83        121     125
     30         462     541          57        201     232          84        119     123
     31         447     523          58        195     226          85        118     121
     32         432     506          59        190     219          86        117     119
     33         418     489          60        186     213          87        116     118
     34         404     473          61        181     207          88        115     117
     35         391     458          62        177     201          89        114     115
     36         379     443          63        172     196          90        113     114
     37         366     428          64        168     191          91        112     113
     38         355     414          65        164     186          92        111     111
     39         343     401          66        161     181          93        110     110
     40         332     388          67        157     176          94        109     109
     41         322     376          68        154     172          95        107     108
     42         312     364          69        151     167          96        106     106
     43         302     353          70        148     163          97        105     105
     44         293     342          71        145     159          98        103     103
     45         284     332          72        142     155          99        102     102
     46         275     322          73        140     152         100        100     100

     If the federal tax code requires us to determine the life insurance benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value while the Policy is in the corridor will increase our risk, and we will increase the cost of insurance we deduct from the cash value.


     The GPT has two components, a premium limit component and a corridor component. The premium limit restricts the amount of premium that can be paid into the policy. The corridor requires that the life insurance benefit be at least a certain percentage (varying each year by age of the insured) of the cash value. The CVAT does not have a premium limit, but does have a corridor that requires that the life insurance benefit be at least a certain percentage (varying based on the age, sex and risk class of the insured) of the cash value.


     The corridor under the CVAT is different than the corridor under the GPT. Specifically, the CVAT corridor requires more life insurance benefit in relation to cash value than is required by the GPT corridor. Therefore, as your cash value increases your Life Insurance Benefit will increase more rapidly under CVAT than it would under GPT.

     Your Policy will be issued using the GPT unless you choose otherwise. In deciding whether or not to choose the CVAT, you should consider that the CVAT generally permits more premiums to be contributed to a policy, but may require the policy to have a higher life insurance benefit.

CHOOSING A LIFE INSURANCE BENEFIT OPTION

     You must choose one life insurance benefit option on your application. This is an important decision. The life insurance benefit option you choose generally will have an impact on the dollar value of the life insurance benefit, on your cash value and on the cost of insurance charges you pay. Your policy will be issued with Option 1 if no life insurance benefit option is designated on the application.

     Option 1 could be considered more suitable for you if your goal is to increase cash value based upon positive investment experience, while Options 2 and 3 could be considered more suitable if your goal is to increase your total life insurance benefit.

CHANGING THE LIFE INSURANCE BENEFIT OPTION

     After the first Policy year, you may change the life insurance benefit option for an insured's coverage (subject to the rules below). We will notify you of the new face amount.

     - You may not change between Options 2 and 3.

     - You must send your written request to our administrative office.

     - We may require proof of insurability.

     - The effective date of the change will be the monthly deduction day on or immediately following the date we approve your request for a change.

     - You may not make a change that would decrease the face amount below the minimum face amount of the Policy.

     - If you change from Option 2 to Option 1, the face amount will be increased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 1 to Option 2, the face amount will be decreased by an amount equal to the cash value on the effective date of the change.

     - If you change from Option 3 to Option 1, the face amount will be increased by the sum of the premiums paid less the sum of partial withdrawals.

     - If you change from Option 1 to Option 3, the face amount will be decreased by the sum of the premiums paid less the sum of partial withdrawals.

     - You may not make a change if the Policy would fail to qualify as life insurance as defined under Section 7702 of the Code.

     - There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's life insurance benefit option.

HOW LIFE INSURANCE BENEFITS MAY VARY IN AMOUNT

     As long as the Policy remains in force, we guarantee that the life insurance benefit will never be less than the face amount of the Policy. These proceeds will be reduced by any outstanding indebtedness and any due and unpaid charges. The life insurance benefit may, however, vary with the Policy's cash value. Under Option 1, the life insurance benefit will only vary when the cash value multiplied by the limitation percentage exceeds the face amount of the Policy. The life insurance benefit under Option 2 will always vary with the cash value because the life insurance benefit equals either the face amount plus the cash value or the limitation percentage multiplied by the cash value. The life insurance benefit under Option 3 will always vary with the premiums paid and partial withdrawals taken and will also vary whenever the Policy is in the corridor (i.e., whenever the cash value multiplied by the limitation percentage exceeds the face amount plus cumulative premiums paid less cumulative partial withdrawals).

CHANGING THE FACE AMOUNT

     Subject to certain limitations, you may increase or decrease the face amount of a Policy. A change in face amount may affect your cost of insurance charge. A change in face amount could also have federal income tax consequences. Consult a tax advisor before changing the face amount.

  DECREASING THE FACE AMOUNT

     After the Policy has been in force for one year, you may decrease the face amount. A decrease in the face amount will affect your cost of insurance charge and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's face amount.

CONDITIONS FOR DECREASING THE
FACE
AMOUNT:                          - You must send your written request to our
                                   administrative office.

                                 - You may not decrease your face amount lower
                                   than $25,000.

                                 - You may not decrease your face amount if it
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code.

                                 - A decrease in face amount will take effect on
                                   the monthly deduction day on or immediately following our receipt of your written request.

  INCREASING THE FACE AMOUNT

     After the Policy has been in force for one year, you may increase the face amount. An increase in the face amount will affect your cost of insurance charge and target premium. A change in face amount may have adverse federal tax consequences. You should consult a tax advisor before increasing your Policy's face amount.

CONDITIONS FOR INCREASING THE
FACE
AMOUNT:                          - You must submit a written application to our
                                   administrative office.

                                 - You must submit additional evidence of
                                   insurability as requested.

                                 - We reserve the right to decline any increase
                                   request.

                                 - You do not need to increase your premium, but
                                   there must be enough net cash value to cover the next monthly deduction after the increase becomes effective.

                                 - An increase in face amount will take effect
                                   on the monthly deduction day on or after we approve your written request.

                                 - The two-year period in the incontestability
                                   and suicide exclusion provision will each start on the date when such increase takes effect.

                                 - IF YOU INCREASE THE FACE AMOUNT BUT YOU HAVE
                                   NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

DURATION OF THE POLICY

     The Policy's duration depends upon the net cash value. The Policy will remain in force so long as the net cash value is sufficient to pay the monthly deduction. If the net cash value is insufficient to pay the monthly deduction and you do not make an adequate payment before the end of the late period, the Policy will lapse and terminate without value.

PAYMENT OPTIONS


     There are several ways of receiving proceeds under the life insurance benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of a separate account. The options are described in your Policy and the SAI.


SURRENDERS AND PARTIAL WITHDRAWALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SURRENDERS


     You must make a written request containing an original signature to surrender your Policy for its net cash value as calculated at the end of the valuation day on which we receive your request at our administrative office. The insured must be alive and the Policy must be in force when you make your written request. If the Policy is completely surrendered and ownership has not been transferred (except as a result of a merger or acquisition and the succeeding owner was, or is to be, the wholly-owned subsidiary of the preceding owner, or the succeeding owner is a trust established by the preceding owner for the purpose of providing employee benefits) we may pay you an amount in addition to the net cash value. This additional amount will not be paid on partial withdrawals or on full surrenders with proceeds paid to a party other than the owner. The additional amount varies by the number of years since the effective date, the amount of premium paid in the first year, the target premium, the cash value and any other factor reasonably related to the Policy's expected acquisition or administrative cost. We will not unfairly discriminate in determining the additional amount. A surrender is effective as of the date when we receive your written request. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net cash value in a lump sum within seven days. A surrender may have tax consequences. You should consult a tax advisor before requesting a surrender.


PARTIAL WITHDRAWALS

     After the first Policy year, while the insured is living and the Policy is in force, you may request a partial withdrawal of a portion of your net cash value subject to certain conditions.

CONDITIONS FOR PARTIAL
WITHDRAWAL:                      - You must send your written partial withdrawal
                                   request with an original signature to our administrative office.

                                 - The minimum amount of the partial withdrawal
                                   is $500 and the maximum amount of the partial withdrawal is an amount that would leave at least $500 remaining in each subaccount from which the partial withdrawal is made.

                                 - There is no limit to the number of partial
                                   withdrawals per Policy year.

                                 - The partial withdrawal will be deducted from
                                   each of the subaccounts on a pro-rata basis in accordance with your current premium allocation instructions unless you specify otherwise in your written request.

                                 - You may not take a partial withdrawal if it
                                   will reduce the face amount below the minimum face amount set forth in the Policy.

                                 - We generally will pay a partial withdrawal
                                   request within seven days following the
                                   valuation day we receive the request at our administrative office.


                                 - We reserve the right to deduct a processing
                                   fee equal to the lesser of $25 or 2% of the amount you withdraw. We deduct this amount from the withdrawal, and we pay you the balance.

                                   We will deduct this fee on a pro-rata basis from the subaccounts unless we may otherwise require or agree.

                                 - The cash value and the net cash value will be
                                   reduced, as of the date of payment, by the amount of partial withdrawal that you make.

                                 - You may not take a partial withdrawal that
                                   would disqualify your Policy as life
                                   insurance under the Internal Revenue Code.

                                 - A partial withdrawal may have tax
                                   consequences. See "Federal Income Tax
                                   Considerations".

     If you have selected life insurance benefit option 1, we will reduce the face amount by the amount of the partial withdrawal. If you have selected life insurance benefit option 2, the face amount will not be changed by the amount of the partial withdrawal. If you have selected life insurance benefit option 3 and the partial withdrawal is greater than the sum of the premiums paid, the face amount is reduced by the amount of the partial withdrawals minus the sum of the premiums paid; otherwise the face amount is not reduced. We do not allow partial withdrawals that would reduce the face amount below $25,000.

LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL


     After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan before the first Policy anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. You should consult a tax advisor before requesting a Policy loan. See "Federal Income Tax Considerations."


CONDITIONS FOR POLICY LOANS:     - We may require you to borrow at least $500.

                                 - The maximum amount you may borrow is 90% of
                                   the net cash value.

                                 - Outstanding loans have priority over the
                                   claims of any assignee or other person.

                                 - The loan may be repaid totally or in part.

     When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance for one year from each of the subaccounts on a pro-rata basis unless you specify otherwise in your written notice, and we will transfer that amount to the loan account. The loan account is a part of our general account to which amounts are transferred as collateral for a Policy loan.

     We normally pay the amount of the loan within seven days after we receive a proper loan request at our administrative office. We may postpone payment of loans under certain conditions.


     You may also fax your loan request to us at 319-355-2378. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days of receipt of confirmation of fax transmittal and send proof of your fax transmittal to our administrative office.


     At each Policy anniversary, we will compare the outstanding loan amount (including loan interest in advance until the next Policy anniversary, if not paid) to the amount in the loan account (including interest credited to the loan account during the previous Policy year). We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At such time, if the outstanding loan amount exceeds the amount in the loan account, we will transfer the difference from the subaccounts to the loan account, in the same manner as when a loan is made. If the amount in the loan account exceeds the amount of the outstanding loan, we will transfer the difference from the loan account to the subaccounts in the same manner as current net premiums are allocated. No charge will be imposed for these transfers, and these transfers will not be treated as transfers in calculating the transfer charge.

  INTEREST RATE CHARGED


     If you purchased your Policy after January 28, 2002, we currently charge an annual interest rate on a Policy loan that is equal to 4.70% in Policy years 1-17 and 4.20% in Policy years 18+ (the annual interest rate we charge is guaranteed not to exceed 6.0%). Different current loan interest rates apply for Policies issued prior to January 28, 2002. Interest is payable in arrears on each Policy anniversary. We may declare various lower Policy loan interest rates. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate. If we declare an annual interest rate lower than 6.0%, any subsequent increase in the interest rate is subject to the following conditions:


     - The effective date of any increase in the interest rate for Policy loans will not be earlier than one year after the effective date of the previous rate.

     - The amount by which we may increase the interest rate will not exceed 1% per year, but the maximum annual interest rate will be 6%.

     - We will give notice of the interest rate in effect when a loan is made and when we send notice of loan interest due.

     - We will give notice of any change in the annual interest rate within 30 days of the change.

  LOAN ACCOUNT INTEREST RATE CREDITED

     We will credit the amount in the loan account with interest at an effective annual rate of 4.0%.

  INDEBTEDNESS

     Indebtedness is the total of all Policy loans plus any loan interest accrued on the loans. If indebtedness exceeds the cash value, we will notify you and any assignee of record. If we do not receive sufficient payment equal to excess indebtedness within 31 days from the date we send you the notice, the Policy will lapse and terminate without value. The Policy may be reinstated.

  REPAYMENT OF INDEBTEDNESS

     You may repay indebtedness at any time. Payments must be sent to our administrative office and will be credited as of the date received. WE WILL TREAT PAYMENTS MADE WHILE THERE IS INDEBTEDNESS AS PREMIUM PAYMENTS UNLESS YOU INDICATE THAT THE PAYMENT IS A LOAN REPAYMENT. If not repaid, we may deduct indebtedness from any amount payable under the Policy. As indebtedness is repaid, an amount equal to the repayment will be transferred from the loan account to the subaccounts in the same manner as net premiums are allocated. We will allocate the repayment of indebtedness at the end of the valuation period during which the repayment is received.

EFFECT OF POLICY LOANS


     A Policy loan reduces the life insurance benefit proceeds and net cash value by the amount of any outstanding indebtedness. Repaying the loan causes the life insurance benefit proceeds and net cash value to increase by the amount of the repayment. As long as a loan is outstanding, we hold in the loan account an amount equal to the loan as of the last Policy anniversary plus any accrued interest, net of any loan repayments. This amount is not affected by the separate account's investment performance. Amounts transferred from the separate account to the loan account will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

     There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding indebtedness, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LAPSE

     Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. Your Policy may lapse (terminate without value) if the net cash value on any monthly deduction day is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and partial withdrawals cause a decrease in the net cash value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions. The lapse of a policy with loans outstanding may have tax consequences.

     If the net cash value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay (at least sufficient to provide a net premium to cover the sum of the monthly deductions due) and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 62 days after the date of the notice. This 62-day period is called the late period. If we do not receive the specified minimum payment by the end of the late period, all coverage under the Policy will terminate without value.

     If we receive a sufficient payment during the late period, we will allocate any resulting net premium among the subaccounts and will charge any monthly deductions due to the subaccounts according to the current net premium allocation. If the insured dies during the late period, the life insurance benefit proceeds will equal the amount of the life insurance benefit proceeds immediately before the commencement of the late period, reduced by any due and unpaid charges.

REINSTATEMENT

     At your request, we may reinstate a lapsed Policy within five years after the lapse. To reinstate the Policy you must:

     - submit a written application for reinstatement to our administrative office;

     - provide evidence of insurability that is satisfactory to us;

     - make a minimum premium payment sufficient to provide a net premium that is large enough to cover the next two monthly deductions that will become due after the time of reinstatement.

     - either reinstate or repay any unpaid loan.

     We reserve the right to decline any reinstatement request. The effective date of the reinstatement will be the first monthly deduction date on or after the date we approve the application for reinstatement.

POLICY TERMINATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     Your Policy will terminate on the earliest of:

     - the end of the late period;

     - the date the insured dies; or

     - the date the Policy is surrendered.

FEDERAL INCOME TAX CONSIDERATIONS

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     PURSUANT TO U.S. TREASURY DEPARTMENT CIRCULAR 230, THE COMPANY IS INFORMING
POLICY HOLDERS AND PROSPECTIVE POLICY HOLDERS THAT (A) THE SUMMARY SET FORTH BELOW IS NOT INTENDED AND WAS NOT WRITTEN TO BE USED, AND CANNOT BE USED, BY ANY TAXPAYER FOR THE PURPOSES OF AVOIDING PENALTIES UNDER THE U.S. FEDERAL TAX LAWS OR ANY OTHER APPLICABLE TAX LAWS THAT MAY BE IMPOSED ON THE TAXPAYER, (B) THE SUMMARY SET FORTH BELOW WAS WRITTEN IN CONNECTION WITH THE PROMOTION OR
MARKETING BY THE COMPANY OF THE POLICIES, AND (C) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR



TAX STATUS OF THE POLICY



     A Policy must satisfy certain requirements set forth in the Code in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should generally satisfy the applicable Code requirements.



     Because of the absence of pertinent interpretations of the Code requirements, there is, however, less certainty about the application of such requirements to a Policy issued on a substandard basis. It is also uncertain whether life insurance benefits under policies that continue after the insured attains age 100 will be excludible from the beneficiary's gross income and whether policy cash value will be deemed to be distributed to you when the insured attains age 100. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements, and we reserve the right to restrict Policy transactions in order to do so.


     In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the separate account assets. We reserve the right to modify the policies to bring them in conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets.

     In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the subaccounts, through the portfolios, will satisfy these diversification requirements.

     The following discussion assumes the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the life insurance benefit under a Policy should generally be excludible from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

     Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.


     If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced fact amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the life insurance benefit, which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a life insurance benefit equal to the lowest life insurance benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

     Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

     Distributions (other than Life Insurance Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

     - All distributions other than life insurance benefits from a MEC, including distributions upon surrender and partial withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     - Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

     - A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

     - If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time the distribution is made could later become taxable as a distribution from a MEC.

     Distributions (other than Life Insurance Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made so that the Policy may continue to qualify as life insurance for federal income tax purposes may be treated in whole or in part as ordinary income subject to tax if Policy benefits are reduced during the first 15 Policy years due to such distributions.

     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with loans after the 17th Policy year are less clear, and a tax advisor should be consulted about such loans.

     Finally, distributions or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.

     MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

     CONTINUATION BEYOND AGE 100. If the Policy continues in force beyond the insured's 100th birthday, the tax consequences are uncertain. You should consult a tax advisor as to these consequences.

     SECTION 1035 EXCHANGES. Generally, there are no tax consequences when you exchange one life insurance policy for another, so long as the same person is being insured (a change of the insured is a taxable event). Paying additional premiums under the new policy may cause it to be treated as a modified endowment contract. The new policy may also lose any "grandfathering" privilege, where you would be exempt from certain legislative or regulatory changes made after your original Policy was issued, if you exchange your Policy. You should consult with a tax advisor if you are considering exchanging any life insurance policy.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


     LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.


     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to a life insurance policy purchase.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, the amount of the outstanding indebtedness will be taxed as if it were a distribution.

     DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

     BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted rules relating to life insurance owned by businesses, and the IRS has issued guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.


     EMPLOYER-OWNED LIFE INSURANCE CONTRACTS.  Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract that is owned by an employer that insures an employee of the employer and under which the employer is a direct or indirect beneficiary. It is the employer's responsibility (i) to verify the eligibility of the intended insureds under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j), and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts. The requirements of new section 101(j) generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.


     NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity's interest deduction under Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.


     ALTERNATIVE MINIMUM TAX. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policy owner is subject to that tax.


     ESTATE, GIFT AND GENERATION - SKIPPING TRANSFER TAXES. When the insured dies, the death proceeds will generally be includable in the owner's estate for purposes of federal estate tax if the insured owned the policy. If the owner was not the insured, the fair market value of the Policy would be included in the owner's estate upon the owner's death. The Policy would not be includable in the insured's estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

     ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.


     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2007, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.


     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legal developments and their effect on the Policy.

     POSSIBLE CHARGES FOR WESTERN RESERVE'S TAXES. At the present time, we make no charge for any federal, state or local taxes (other than the charge for state premium taxes) that may be attributable to the subaccounts or to the Policies. We reserve the right to charge the subaccounts for any future taxes or economic burden we may incur. To the extent permitted under Federal tax law, we may claim the benefit of certain foreign tax credits attributable to taxes paid by certain portfolios to foreign jurisdictions.

OTHER POLICY INFORMATION
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PAYMENTS WE MAKE

     We usually pay the amounts of any surrender, partial withdrawal, loan, life insurance benefit proceeds or settlement options within seven calendar days after we receive all applicable written notices and/or due proof of death at our administrative office. However, we can postpone such payments if:

     - the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR


     - the SEC permits, by an order, the postponement for the protection of policy owners; OR


     - the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

     If you have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, loans, life insurance benefit proceeds, or payments under a settlement option until such check or draft has been honored.


     Federal laws designed to counter terrorism and prevent money laundering by criminals may require us to reject a premium payment and/or block a policy owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or life insurance benefits until instructions are received from the appropriate regulators. We also may be required to provide information about the policy owner or the insured and the Policy to government agencies and departments.


SPLIT DOLLAR ARRANGEMENTS

     You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

     For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he or she would have been entitled to receive upon surrender of the Policy, and the employee's beneficiary would receive the balance of the proceeds.

     No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our administrative office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

     On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements, and the Treasury Department issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this guidance on your split dollar policy.

SUPPLEMENTAL BENEFITS (RIDERS)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following supplemental benefit (rider) is available and may be added to a Policy. The monthly charge for this rider is deducted from cash value as part of the monthly deduction. The rider available with the Policies provides benefits that do not vary with the investment experience of the separate account. The rider may not be available in all states. Adding this supplemental benefit to an existing Policy or canceling it may have tax consequences, and you should consult a tax advisor before doing so.


     We reserve the right to discontinue the availability of any riders for new Policies at any time, and we also reserve the right to modify the terms of any riders for new Policies, subject to approval by the state insurance departments.


TERM INSURANCE RIDER

     Under the term insurance rider, we provide term insurance coverage on a different basis from the coverage in your Policy.

FEATURES OF TERM INSURANCE
RIDER:                           - The rider increases the Policy's life
                                   insurance benefit.

                                 - The rider may be purchased at the time of
                                   application or after the Policy is issued.

                                 - The term insurance rider terminates at age
                                   100.

                                 - You may reduce or cancel coverage under the
                                   term insurance rider separately from reducing the face amount of the Policy.

                                 - The face amount of the Policy may be
                                   decreased, subject to certain minimums,
                                   without reducing the coverage under the term insurance rider.

ADDITIONAL INFORMATION

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SALE OF THE POLICIES


     DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT. We have entered into a principal underwriting agreement with our affiliate, TCI, for the distribution and sale of the Policies. We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies (i.e., commissions payable to selling firms selling the Policies, as described below.) Our parent company provides paid-in capital to TCI and pays the cost of TCI's operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.



     COMPENSATION TO BROKER-DEALERS SELLING THE POLICIES. The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws and state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay commissions through TCI to the selling firms for their sales of the Policies.


     A limited number of broker-dealers may also be paid to "wholesale" the Policies, that is, to provide marketing support to the broker-dealer firms that do the actual selling.


     The selling firms who have selling agreements with us and TCI are paid commissions for the promotion and sale of the Policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement, but are not expected to be greater than:


     - 20% of all premiums paid up to target premium in the first Policy year; PLUS

     - 3.2% of all premiums paid in excess of target premium in first Policy year; PLUS

     - 10% of all premiums paid up to target premium in years 2 through 4; PLUS

     - 3.2% of all premiums paid in excess of target premium in years 2 through 4; PLUS

     - 3.2% of all premiums paid up to target premium in years 5 through 7; PLUS

     - 2.4% of all premiums paid in years 8+.

     We will pay an additional trail commission of 0.10% on the account value after the first Policy year. A trail commission of 0.10% will be paid in all subsequent Policy years in which such policies are in force at the end of the year.

     The registered representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. ASK YOUR SALES REPRESENTATIVE FOR FURTHER INFORMATION ABOUT WHAT YOUR SALES REPRESENTATIVE AND THE SELLING FIRM FOR WHICH HE OR SHE WORKS MAY RECEIVE IN CONNECTION WITH YOUR PURCHASE OF A POLICY.

     Flat fees may also be paid to unaffiliated selling firms providing wholesaling services (such as setting up broker meetings, providing sales support and training for sales representatives who sell the Policies).

     ADDITIONAL COMPENSATION PAID TO SELECTED SELLING FIRMS. In exchange for providing us with access to their distribution network, certain selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates, based on sales volume or flat-fee arrangements. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements differs between selling firms.


     No specific charge is assessed directly to policy owners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses, however, through fees and charges that Policy owners do pay under the Policy and other corporate revenue.


     You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this Policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.

STATE VARIATIONS

     The prospectus and SAI provide a general description of the Policy. Certain provisions of your Policy may differ from the general description of the Policy. Certain provisions of your Policy may differ from the general description in this prospectus because of legal requirements in your state. Your actual Policy and any riders are the controlling documents. Contact your registered representative or our administrative office for more specific information.

LEGAL PROCEEDINGS


     Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TCI's ability to perform under its principal underwriting agreement, or on Western Reserve's ability to meet its obligations under the Policy.


     There continues to be significant federal and state regulatory activity relating to financial services companies, including insurance companies that sell variable insurance products, as well as mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, and other compliance issues and matters affecting Western Reserve and certain affiliates of Western Reserve (such as Transamerica Fund Advisors, Inc. (the "Advisor"), the investment adviser for the AEGON/Transamerica Series Fund, Inc. (the "Series Fund")), the SEC staff has indicated that it is likely to take some action against Western Reserve, the Advisor and certain of their affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against Western Reserve and/or its affiliates is difficult to assess at the present time, we currently believe that the likelihood that it will have a material adverse impact on us or the separate account is remote. Although it is not anticipated that these developments will have an adverse impact on the separate account, there can be no assurance at this time. Western Reserve and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. Western Reserve will take such actions that it deems necessary or appropriate to continue providing the necessary services to the separate account.


     Western Reserve and/or its affiliates, and not the separate account or its policy owners or contract owners, will bear the costs regarding these regulatory matters.


FINANCIAL STATEMENTS

     The financial statements of Western Reserve and the separate account are included in the SAI.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Glossary....................................................
The Policy -- General Provisions............................
  Entire Contract...........................................
  Information in the Application for this Policy............
  Ownership Rights..........................................
     Changing the Owner.....................................
     Choosing the Beneficiary...............................
     Changing the Beneficiary...............................
     Assigning the Policy...................................
  Selecting the Tax Test....................................
  Our Right to Contest the Policy...........................
  Suicide Exclusion.........................................
  Misstatement of Age or Sex................................
  Modifying the Policy......................................
  Addition, Deletion, or Substitution of Portfolios.........
Additional Information......................................
  Settlement Options........................................
     Fixed Period Option....................................
     Life Income Option.....................................
     Joint and Survivor Income Option.......................
  Additional Information about Western Reserve and the
     Separate Account.......................................
  Changes to the Separate Account...........................
  Potential Conflicts of Interest...........................
  Legal Matters.............................................
  Variations in Policy Provisions...........................
  Personalized Illustrations of Policy Benefits.............
  Sale of the Policies......................................
  Reports to Owners.........................................
  Claims of Creditors.......................................
  Records...................................................
  Additional Information....................................
  Independent Registered Public Accounting Firm.............
  Financial Statements......................................
Underwriting................................................
  Underwriting Standards....................................
Performance Data............................................
  Other Performance Data in Advertising Sales Literature....
  Western Reserve's Published Ratings.......................
Index to Financial Statements...............................
     WRL Series Life Corporate Account......................
     Western Reserve Life Assurance Co. of Ohio.............

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

accumulation unit -- A unit of measurement used to calculate values under the Policy.


administrative office -- Western Reserve's administrative office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, (319) 355-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday - Friday from 8:00 a.m. - 4:30 p.m. Central Standard Time.


age -- The insured's age on the effective date, plus the number of completed Policy years since the effective date.

beneficiary -- The person (s) to whom we pay the life insurance benefit proceeds upon the insured's death.

cash value -- During the free look period, the cash value is the amount in the general account. After the free look period, the cash value is the sum of the value of the Policy's accumulation units in each subaccount and the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction date.

Code -- The Internal Revenue Code of 1986, as amended.

due proof of death -- Proof of death satisfactory to Western Reserve, which may consist of the following: (1) a certified copy of the death record; (2) a certified copy of a court decree reciting a finding of death; or (3) any other proof satisfactory to Western Reserve.

effective date -- The date shown in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. We use the effective date to determine Policy months, Policy years, and Policy anniversaries.

face amount -- A dollar amount you select that is shown in the Policy and used to determine the life insurance benefit.


free-look period -- The 10-day (or longer, if required by state law) period during which you may return the Policy to us and receive a refund.


general account -- Western Reserve's assets other than those allocated to the separate account or any other separate account Western Reserve establishes.

indebtedness -- The loan amount plus any accrued loan interest.

insured -- The person whose life is insured by the Policy.

issue age -- The insured's age on the effective date.

lapse -- Termination of the Policy at the expiration of the late period while the insured is still living.

late period -- A 62-day period during which you may make premium payments to cover the overdue (and other specified) monthly deductions, and you may reinstate or repay any unpaid loan amount, and thereby prevent the Policy from lapsing.

life insurance benefit -- The amount payable to the beneficiary under a life insurance benefit option before adjustments if the insured dies while the Policy is in force.

life insurance benefit option -- One of the three options that you may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds -- The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account -- A portion of the general account to which we transfer cash value to provide collateral for any loan taken under the Policy.

loan account value -- The cash value in the loan account.

loan amount -- The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary, we add unpaid loan interest to the loan amount.

monthly deduction day -- The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be the next valuation day.

net cash value -- The amount payable on surrender of the Policy. It is equal to the cash value as of the date of surrender minus any outstanding Policy loan and any loan interest due, plus refund of premium load at surrender, if applicable.

net premium -- The portion of any premium available for allocation to the subaccounts equal to the premium paid less the applicable percent of premium load.

1940 Act -- The Investment Company Act of 1940, as amended.

NYSE -- New York Stock Exchange.


planned premium -- The premium you select as a level amount that you plan to pay on a quarterly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, in full and on schedule, does not mean that the Policy will not lapse, terminate without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.


policy anniversary -- The same date in each Policy year as the effective date.

policy month -- A one-month period beginning on the monthly deduction day.


policy owner -- The owner of the Policy, as shown in our records. All of the rights and benefits of the Policy belong to the policy owner, unless otherwise stated in the Policy.


policy year -- A twelve-month period beginning on the effective date or on a Policy anniversary.

portfolio (s) -- A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC -- U.S. Securities and Exchange Commission.


separate account -- WRL Series Life Corporate Account, an investment account established by Western Reserve to receive and invest net premiums allocated under the Policy and other variable life insurance policies we issue.


settlement options -- The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.

subaccount -- A sub-division of the separate account, whose assets are exclusively invested in a corresponding portfolio.

subaccount value -- The cash value in a subaccount.

target premium -- An amount of premium used to determine the percent of premium load. It is equal to the seven-pay limit defined in Section 7702A of the Code.

valuation day -- For each subaccount, each day on which the New York Stock Exchange is open for regular trading except for days that a subaccount's corresponding portfolio does not value its shares. Currently, there are no days when the New York Stock Exchange is open for regular trading and a portfolio does not value its shares.

valuation period -- The period that starts at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time on each valuation day) on one valuation day and ends at the close of regular trading on the next succeeding valuation day.

we, us, company, our -- Western Reserve Life Assurance Co. of Ohio ("Western Reserve").

written notice -- The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.


you, your (owner or policy owner) -- The person entitled to exercise all rights as owner under the Policy.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS


     In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide to you, without charge and upon request, certain personalized hypothetical illustrations showing the life insurance benefit, net cash value, and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2006. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest. The illustrations are not a representation or guarantee of investment returns or cash value.


INQUIRIES

     To learn more about the Policy, including distribution arrangements and related compensation, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

     For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our administrative office at:

     Western Reserve Life Assurance Co. of Ohio
     4333 Edgewood Road NE
     Mail Stop 2390
     Cedar Rapids, Iowa 52499
     1-888-804-8461

     Facsimile: 1-319-355-2378

     (Monday - Friday from 8:00 a.m. - 4:30 p.m. Central time)


     More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090. You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by the writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. The Registrant's file numbers are listed below.



     TCI serves as the principal underwriter for the Policies. More information about TCI is available at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.



SEC File No. 333-57681/811-08833

                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION


                                                                     MAY 1, 2007



                                WRL ADVANTAGE IV
                                 ISSUED THROUGH
                        WRL SERIES LIFE CORPORATE ACCOUNT
                                       BY
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                             ADMINISTRATIVE OFFICE:
                               4333 EDGEWOOD RD NE
                                  MAILSTOP 2390
                             CEDAR RAPIDS, IA 52499
                          1-888-804-8461 1-319-355-8572



This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the WRL Advantage IV, an individual variable adjustable life insurance policy offered by Western Reserve Life Assurance Co. of Ohio, an AEGON company. You may obtain a copy of the prospectus dated May 1, 2007, by calling 1-888-804-8461 or 319-355-8572 (Monday - Friday from 8:00 a.m.
- 4:30 p.m. CST), or by writing to the administrative office at Western Reserve Life, 4333 Edgewood Rd NE, Cedar Rapids, Iowa, 52499. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.


  THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE
      PROSPECTUS FOR THE POLICY AND THE WRL SERIES LIFE CORPORATE ACCOUNT.

TABLE OF CONTENTS


Glossary...................................................................    1
The Policy - General Provisions............................................    3
   Entire Contract.........................................................    3
Information in the Application for this Policy.............................    3
   Ownership Rights........................................................    3
      Changing the Owner...................................................    3
      Choosing the Beneficiary.............................................    3
      Changing the Beneficiary.............................................    4
      Assigning the Policy.................................................    4
   Selecting the Tax Test..................................................    4
   Our Right to Contest the Policy.........................................    4
   Suicide Exclusion.......................................................    5
   Misstatement of Age or Sex..............................................    5
   Modifying the Policy....................................................    5
   Addition, Deletion or Substitution of Portfolios........................    5
Additional Information.....................................................    6
   Settlement Options......................................................    6
      Fixed Period Option..................................................    7
      Life Income Option...................................................    7
      Joint and Survivor Income Option.....................................    7
   Additional Information about Western Reserve and the Separate Account...    7
   Changes to the Separate Account.........................................    8
   Potential Conflicts of Interest.........................................    8
   Legal Matters...........................................................    9
   Variations in Policy Provisions.........................................    9
   Personalized Illustrations of Policy Benefits...........................    9
   Sale of the Policies....................................................    9
   Reports to Owners.......................................................   10
   Claims of Creditors.....................................................   10
   Records.................................................................   10
   Additional Information..................................................   10
   Independent Registered Public Accounting Firm...........................   10
   Financial Statements....................................................   11
Underwriting...............................................................   11
   Underwriting Standards..................................................   11
Performance Data...........................................................   11
   Performance Data in Advertising Sales Literature........................   11
   Western Reserve's Published Ratings.....................................   12
Index to Financial Statements..............................................   13
   WRL Series Life Corporate Account.......................................   13
   Western Reserve Life Assurance Co. of Ohio..............................   13

GLOSSARY

accumulation unit - A unit of measurement used to calculate values under the Policy.


administrative office - Western Reserve's administrative office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 319-355-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday - Friday from 8:00 a.m. - 4:30 p.m. Central Standard Time.


age - The insured's age on the effective date, plus the number of completed Policy years since the effective date.

beneficiary - The person (s) to whom we pay the life insurance benefit proceeds upon the insured's death.

cash value - During the free look period, the cash value is the amount in the general account. After the free look period, the cash value is the sum of the value of the Policy's accumulation units in each subaccount and the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction date.

Code - The Internal Revenue Code of 1986, as amended.

effective date - The date shown in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. We use the effective date to determine Policy months, Policy years and Policy anniversaries.

face amount - A dollar amount you select that is shown in the Policy and used to determine the life insurance benefit.

general account - Western Reserve's assets other than those allocated to the separate account or any other separate account Western Reserve establishes.

indebtedness - The loan amount plus any accrued loan interest.

insured - The person whose life is insured by the Policy.

issue age - The insured's age on the effective date.

lapse - Termination of the Policy at the expiration of the late period while the insured is still living.

late period - A 62-day period during which you may make premium payments to cover the overdue (and other specified) monthly deductions, and you may reinstate or repay any unpaid loan amount, and thereby prevent the Policy from lapsing.

life insurance benefit - The amount payable to the beneficiary under a life insurance benefit option before adjustments if the insured dies while the Policy is in force.

life insurance benefit option - One of the three options that you may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds - The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account - A portion of the general account to which we transfer cash value to provide collateral for any loan taken under the Policy.

loan account value - The cash value in the loan account.

loan amount - The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary, we add unpaid loan interest to the loan amount.

monthly deduction day - The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be the next valuation day.

net cash value - The amount payable on surrender of the Policy. It is equal to the cash value as of the date of surrender minus any outstanding Policy loan and any loan interest due, plus refund of premium load at surrender, if applicable.

net premium - The portion of any premium available for allocation to the subaccounts equal to the premium paid less the applicable percent of premium load.

1940 Act - The Investment Company Act of 1940, as amended.

NYSE - New York Stock Exchange.



planned premium - The premium you select as a level amount that you plan to pay on a quarterly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

policy anniversary - The same date in each Policy year as the effective date.

policy month - A one-month period beginning on the monthly deduction day.


policy owner - The owner of the Policy, as shown in our records. All of the rights and benefits of the Policy belong to the policy owner, unless otherwise stated in the Policy.


policy year - A twelve-month period beginning on the effective date or on a Policy anniversary.

portfolio (s) - A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC - U.S. Securities and Exchange Commission.


separate account - WRL Series Life Corporate Account, an investment account established by Western Reserve to receive and invest net premiums allocated under the Policy and other variable life insurance policies we issue.


settlement options - The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.


subaccount - A sub-division of the separate account, whose assets are exclusively invested in a corresponding portfolio.


subaccount value - The cash value in a subaccount.

target premium - An amount of premium used to determine the percent of premium load. It is equal to the seven-pay limit defined in Section 7702A of the Code.

valuation day - For each subaccount, each day on which the New York Stock Exchange is open for regular trading except for days that a subaccount's corresponding portfolio does not value its shares. Currently, there are no days when the New York Stock Exchange is open for regular trading and a portfolio does not value its shares.

valuation period - The period that starts at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time on each valuation day) on one valuation day and ends at the close of regular trading on the next succeeding valuation day.

we, us, company, our - Western Reserve Life Assurance Co. of Ohio ("Western Reserve").

written notice - The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.


you, your (owner or policy owner) - The person entitled to exercise all rights as owner under the Policy.

In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Policy, which may be of interest to a prospective purchaser.

THE POLICY - GENERAL PROVISIONS

ENTIRE CONTRACT

The entire contract consists of the Policy, any Policy attachments, the application for the Policy and any supplemental applications. Any application used to apply for increases in the face amount will be attached to and made a part of the Policy. Any extra benefit rider attached to the Policy will become a part of the Policy and will be subject to all the terms and conditions of the Policy unless we state otherwise in the rider.

INFORMATION IN THE APPLICATION FOR THIS POLICY

In issuing the Policy, we have relied on the statements made in the application. All such statements are deemed to be representations and not warranties. We assume these statements are true and complete to the best of the knowledge and belief of those who made them.

No statement made in connection with the application will be used by us to void the Policy or to deny a claim unless that statement is a material misrepresentation and is part of the application.

OWNERSHIP RIGHTS

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

CHANGING THE OWNER

- Change the owner by providing written notice to us at our administrative office at any time while the insured is alive and the Policy is in force.

- Once we have recorded a change of owner, the change is effective as of the date the owner signs the written notice.

-    Changing the owner does not automatically change the beneficiary.

- Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

- We are not liable for payments we made before we received the written notice at our administrative office.

CHOOSING THE BENEFICIARY

- The owner designates the beneficiary (the person to receive the life insurance benefit when the insured dies) in the application or in a signed notice.

- Any beneficiary designation is revocable unless otherwise stated in the designation.

- If the owner designates more than one beneficiary, they can be classed as first, second and so on. If two or more are named in a class, each beneficiary in the class shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.

- If the beneficiary dies before the insured, then any contingent beneficiary becomes a beneficiary.

- If no beneficiary survives the insured, the right to these proceeds will pass to you. If you are the insured, the right will pass to you.

CHANGING THE BENEFICIARY

- The owner changes the beneficiary by providing written notice to us at our administrative office any time while the insured is alive and the Policy is in force.

- Once we have recorded the change of beneficiary, the change is effective as of the date the owner signs the written notice.

- We are not liable for any payments we made before we received the written notice at our administrative office.

ASSIGNING THE POLICY

-    The owner may assign Policy rights while the insured is alive.

-    The owner retains any ownership rights that are not assigned.

- We must receive written notice of the assignment at our administrative office.

- Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.


- An assignment passes along the obligation to repay any indebtedness outstanding at the time of the assignment.


- Claims under any assignment are subject to proof of interest and the extent of the assignment.

-    We are not:

     - bound by any assignment unless we receive a written notice of the assignment at our administrative office;

     -    responsible for the validity of any assignment;

     - liable for any payment we made before we received written notice of the assignment at our administrative office; or

     - bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

- Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

SELECTING THE TAX TEST

The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the life insurance benefit payable under your Policy, the amount of premiums you may pay and the amount of your monthly deduction.


OUR RIGHT TO CONTEST THE POLICY

In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy. We also may contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy. In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.



In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the effective date, or if the Policy has been reinstated, for two years from the date of reinstatement. Likewise, we cannot bring any legal action to contest the validity of any increase in face amount that occurs after the effective date, or any Policy reinstatement, for two years from the effective date of the increase or reinstatement.



However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year contestable period will be measured from the date the corresponding portion of term insurance became effective. Please refer to the provision or provisions that may be in any rider or riders attached to the Policy regarding the contestability of the rider or riders.


SUICIDE EXCLUSION

If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.

If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year suicide exclusion period will be measured from the date that the corresponding portion of term insurance became effective.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and sex. If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured's correct age and sex.

MODIFYING THE POLICY

Only our President, one of the Vice Presidents, Secretary or an officer of Western Reserve may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

ADDITION, DELETION OR SUBSTITUTION OF PORTFOLIOS


We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We could add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account or for other reasons. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.


We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

ADDITIONAL INFORMATION

SETTLEMENT OPTIONS

When the insured dies, the beneficiary may apply the lump sum life insurance benefit proceeds to one of the settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under a settlement option, the dollar amount of each payment may depend on four things:

- the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured's date of death;

-    the interest rate we credit on those amounts;

-    the mortality tables we use; and

-    the specific payment option(s) you choose.

Even if the life insurance benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the life insurance benefit after the insured's death are taxable, and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.


All settlement option rates are based on the 2000 Individual Annuity Mortality Table, if applicable, and a guaranteed annual interest rate of 4%. The payee will receive the greater of:


     1. The income rates in effect for us at the time the income payments are made; or

     2.   The income rates guaranteed in the Policy.


FIXED PERIOD OPTION

- We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 360 months.

- We will stop making payments once we have made all the payments for the period selected.

LIFE INCOME OPTION

At your or the beneficiary's direction, we will make equal monthly installments:

-    only for the life of the payee, at the end of which payments will end; or

- for the longer of the payee's life, or for a certain period of 5 or 10 years if the payee dies before the end of the certain period; or

- for the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

JOINT AND SURVIVOR INCOME OPTION

- We will make equal monthly payments during the joint lifetime of two persons.

-    Payments to the surviving payee will equal either:

     -    the full amount paid to the payee before the payee's death; or

     -    two-thirds of the amount paid to the payee before the payee's death.

-    All payments will cease upon the death of the surviving payee.

ADDITIONAL INFORMATION ABOUT WESTERN RESERVE AND THE SEPARATE ACCOUNT


Western Reserve is a stock life insurance company that is wholly-owned by AEGON USA, Inc. which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AEGON USA, Inc., is a wholly-owned indirect subsidiary of AEGON N.V., of the Netherlands, a public company under Dutch law. Western Reserve's administrative office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.


Western Reserve was incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.


Western Reserve established the separate account as a separate investment account under Ohio law in 1997. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Western Reserve holds the assets of the separate account apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc., provides fidelity coverage and, covers the activities of registered representatives of AFSG+ to a limit of $10 million.



+ Effective May 1, 2007, AFSG Securities Corporation ceased to be the distributing firm and our affiliate Transamerica Capital, Inc., a member of the NASD, become the distributor.



CHANGES TO THE SEPARATE ACCOUNT


Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

- Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

-    Add new portfolios or remove existing portfolios;

- Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;


- Close subaccounts to allocations of new premiums by existing or new policy owners at any time at our discretion;


- Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;

- Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

- Combine the separate account with other separate accounts and/or create new separate accounts;

- Deregister the separate account under the 1940 Act or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

-    Manage the separate account under the direction of a committee at any time;

- Make any changes required by the 1940 Act or other applicable law or regulation; and

- Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.


POTENTIAL CONFLICTS OF INTERESTS


Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with

Western Reserve or each other. In addition, shares of certain portfolios are also sold to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts and for retirement plans. It is possible that a material conflict may arise between the interests of owners of the Policies and owners of other variable life insurance policies or variable annuity contracts and for retirement plans whose accumulation values are allocated to a portfolio. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners. Although neither Western Reserve nor the portfolios currently foresee any such disadvantages, Western Reserve and each portfolio's Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance Policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.


LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

VARIATIONS IN POLICY PROVISIONS


Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include different interest rates charged and credited on Policy loans. Please refer to your Policy, as any variations will be included in your Policy or in riders or endorsements attached to your Policy.


PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS


To help you understand how your life insurance benefit, net cash value, and cash value would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations without charge and upon request. These illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request.



The illustrations also will reflect the average portfolio expenses for 2006. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.


The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.

SALE OF THE POLICIES

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.


Effective May 1, 2007, AFSG Securities Corporation ceased to be the distributing firm and our affiliate Transamerica Capital, Inc. became the distributor and principal underwriter for the Policies. TCI's home office is located at 4600 S. Syracuse St., Suite 1100, Denver, CO 80237. TCI is an affiliate of Western Reserve and, like Western Reserve, is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with TCI. TCI compensates these selling firms for their services. Sales representatives are appointed as our insurance agents.



During fiscal years 2006, 2005, and 2004, before TCI replaced AFSG as principal underwriter for the Policies, the amounts paid to AFSG in connection with all Policies sold through the separate account were $2,920.902.77, $4,129,524.33, and $4,225,957.02, respectively. AFSG passed through commissions it received to selling firms for their sales and did not retain any portion in return for its services as principal underwriter for the Policies. Our parent company provides paid-in capital contributions to TCI (and provided paid-in capital distributions to AFSG), and pays for TCI's (and paid for AFSG's) operating and other expenses, including overhead, legal and accounting fees.



We and/or TCI may pay certain selling firms additional cash amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) costs associated with sales conferences and educational seminars for their sales representatives; and (3) other sales expenses incurred by them. We and/or TCI may make additional payments to certain selling firms based on aggregate sales or persistency standards. These various payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.


REPORTS TO OWNERS


At least once each year, or more often as required by law, we will mail to policy owners at their last known address a report showing the following information as of the end of the report period:



     -    the current cash value



     -    the current net cash value



     -    the current life insurance benefit



     -    the current loan amount



     -    any activity since the last report



     -    the current subaccount values and loan account value



     -    current net premium allocations



     -    any other information required by law



In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.


CLAIMS OF CREDITORS

Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.

RECORDS

We will maintain all records relating to the separate account.

ADDITIONAL INFORMATION

A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information. Neither the prospectus nor this statement of additional information includes all the information included in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The financial statements of the separate account at December 31, 2006 and for the periods disclosed in the financial statements, and the financial statements and schedules of Western Reserve at December 31, 2006, 2005, and 2004 for each of the three years in the period ended December 31, 2006, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS

The separate account's financial statements, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States). The company's financial statements are also attached and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States).

Western Reserve's financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages. These financial statements and schedules should be distinguished from the separate account's financial statements, and you should consider these financial statements and schedules only as bearing upon Western Reserve's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.


Western Reserve's financial statements and schedules at December 31, 2006, 2005 and 2004 and for each of the three years in the period ended December 31, 2006, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.


UNDERWRITING

UNDERWRITING STANDARDS

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and Policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of sex.

Your cost of insurance charge will vary by the insured's sex, issue age on the effective date, and rate class. We currently place insureds into the following rate classes:

     -    Medical issue;

     -    Simplified issue;

     -    Guaranteed Issue;

     -    Non-tobacco use;

     -    Tobacco use

We also place insureds in various sub-standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco. Medical issue requires the completion of a full medical application.

PERFORMANCE DATA

PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

We may compare each subaccount's performance to the performance of:


-    other variable life issuers in general;

- variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);


     - Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions, but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

- the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;

     - unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

-    other types of investments, such as:

     -    certificates of deposit;

     -    savings accounts and U.S. Treasuries;

     - certain interest rate and inflation indices (e.g., the Consumer Price Index); or

     - indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

WESTERN RESERVE'S PUBLISHED RATINGS


We may publish in advertisements, sales literature or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios, or to their performance.

INDEX TO FINANCIAL STATEMENTS

WRL SERIES LIFE CORPORATE ACCOUNT

Report of Independent Registered Public Accounting Firm

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to the Financial Statements

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


Report of Independent Registered Public Accounting Firm, dated March 13, 2007.



AUDITED FINANCIAL STATEMENTS


Balance Sheets - Statutory Basis

Statements of Operations - Statutory Basis

Statements of Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2005, 2004 and 2003

Statutory-Basis Statements of Cash Flow - Statutory Basis

Notes to Financial Statements - Statutory-Basis

STATUTORY-BASIS FINANCIAL STATEMENT SCHEDULES

Summary of Investments - Other Than Investments in Related Parties

Supplementary Insurance Information

Reinsurance

                              FINANCIAL STATEMENTS
                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          YEAR ENDED DECEMBER 31, 2006

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY


                              FINANCIAL STATEMENTS


                          YEAR ENDED DECEMBER 31, 2006



                                    CONTENTS



Report of Independent Registered Public Accounting Firm....................    1

Financial Statements
Statements of Assets and Liabilities.......................................    2
Statements of Operations...................................................   11
Statements of Changes in Net Assets........................................   24
Notes to Financial Statements..............................................   49

            Report of Independent Registered Public Accounting Firm


The Board of Directors and Contract Owners of the Variable Adjustable Life Insurance Policy,
Western Reserve Life Assurance Co. of Ohio



We have audited the accompanying statements of assets and liabilities of the subaccounts of WRL Series Life Corporate Account (comprised of the Vanguard VIF Balanced, Vanguard VIF Diversified Value, Vanguard VIF Equity Income, Vanguard VIF Equity Index, Vanguard VIF Growth, Vanguard VIF Mid-Cap Index, Vanguard VIF REIT Index, Vanguard VIF Small Company Growth, Vanguard VIF International, Vanguard VIF Money Market, Vanguard VIF Total Bond Market Index, Vanguard VIF High Yield Bond, Vanguard VIF Short-Term Investment-Grade, Vanguard VIF Total Stock Market Index, Vanguard VIF Capital Growth, DWS Small Cap Index, DWS Equity 500 Index, Contrafund , Growth, Balanced, High Income, Money Market, T. Rowe Price Mid-Cap Growth, T. Rowe Price Equity Income, T. Rowe Price Blue Chip Growth, T. Rowe Price International Stock, Large Cap Growth, Forty, Worldwide Growth, International Growth, AIM V.I. - Dynamics, AIM V.I. - Global Health Care Fund, AIM V.I. - Technology, AIM V.I. - Financial Services, Short-Term, Total Return, StocksPLUS Growth and Income, U.S. Mid Cap Value, Emerging Markets Equity, Royce Small-Cap, Royce Micro Cap, First Eagle Overseas Variable Fund, Third Avenue Value Portfolio, Real Return , T. Rowe Price Limited - Term Bond, Growth Fund, International Fund, All Asset, Low Duration, and AIM V.I. Capital Appreciation subaccounts), which are available for investment by contract owners of Variable Adjustable Life Insurance Policy, as of December 31, 2006, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.


We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the mutual funds' transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of WRL Series Life Corporate Account that are available for investment by contract owners of the Variable Adjustable Life Insurance Policy at December 31, 2006, and the results of their operations and changes in their net assets for the periods indicated thereon in conformity with U.S. generally accepted accounting principles.

                              /s/Ernst & Young LLP

Des Moines, Iowa
March 15, 2007

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006



                                                 VANGUARD VIF     VANGUARD                       VANGUARD    VANGUARD VIF
                                  VANGUARD VIF    DIVERSIFIED    VIF EQUITY    VANGUARD VIF        VIF          MID-CAP
                                    BALANCED         VALUE         INCOME      EQUITY INDEX       GROWTH         INDEX
                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                  ------------   ------------   -----------   --------------   -----------   ------------
ASSETS
   Investment in securities:
      Number of shares             345,427.823    151,282.943    20,130.811    1,191,113.915    19,468.237    507,592.877
                                  ============   ============   ===========   ==============   ===========   ============
      Cost                        $  6,578,748   $  2,175,000   $   377,346   $   32,157,741   $   235,543   $  8,691,283
                                  ============   ============   ===========   ==============   ===========   ============
   Investments in mutual funds,
      at net asset value          $  7,122,722   $  2,500,707   $   418,922   $   35,328,439   $   256,007   $ 10,075,719
   Receivable for units sold                12             --            --               --            --             --
                                  ------------   ------------   -----------   --------------   -----------   ------------
Total assets                         7,122,734      2,500,707       418,922       35,328,439       256,007     10,075,719
                                  ------------   ------------   -----------   --------------   -----------   ------------

LIABILITIES
   Payable for units redeemed               --              9             6               21            --             17
                                  ------------   ------------   -----------   --------------   -----------   ------------
                                  $  7,122,734   $  2,500,698   $   418,916   $   35,328,418   $   256,007   $ 10,075,702
                                  ============   ============   ===========   ==============   ===========   ============

NET ASSETS:
   Deferred annuity contracts
      terminable by owners        $  7,122,734   $  2,500,698   $   418,916   $   35,328,418   $   256,007   $ 10,075,702
                                  ------------   ------------   -----------   --------------   -----------   ------------
Total net assets                  $  7,122,734   $  2,500,698   $   418,916   $   35,328,418   $   256,007   $ 10,075,702
                                  ============   ============   ===========   ==============   ===========   ============
Accumulation units outstanding       4,395,558      1,415,984       270,078       24,406,253       229,059      4,924,078
                                  ============   ============   ===========   ==============   ===========   ============
Accumulation unit value           $   1.620439   $   1.766050   $  1.551094   $     1.447515   $  1.117646   $   2.046211
                                  ============   ============   ===========   ==============   ===========   ============


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006



                                                  VANGUARD VIF                                     VANGUARD VIF   VANGUARD VIF
                                  VANGUARD VIF   SMALL COMPANY    VANGUARD VIF     VANGUARD VIF     TOTAL BOND     HIGH YIELD
                                   REIT INDEX        GROWTH      INTERNATIONAL     MONEY MARKET    MARKET INDEX       BOND
                                   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                  ------------   -------------   -------------   ---------------   ------------   ------------
ASSETS
   Investment in securities:
      Number of shares              56,766.418     468,144.994     514,591.084    28,450,644.510    200,323.974    197,475.859
                                   ===========    ============    ============   ===============   ============   ============
      Cost                         $ 1,185,442    $  8,981,255    $  9,116,367   $    28,450,649   $  2,178,173   $  1,635,197
                                   ===========    ============    ============   ===============   ============   ============
   Investments in mutual funds,
      at net asset value           $ 1,418,025    $  9,044,561    $ 11,094,584   $    28,450,645   $  2,247,635   $  1,704,217
   Receivable for units sold                 7           1,030              33             1,200             --             --
                                   -----------    ------------    ------------   ---------------   ------------   ------------
Total assets                         1,418,032       9,045,591      11,094,617        28,451,845      2,247,635      1,704,217
                                   -----------    ------------    ------------   ---------------   ------------   ------------

LIABILITIES
   Payable for units redeemed               --              --              --                --              3             21
                                   -----------    ------------    ------------   ---------------   ------------   ------------
                                   $ 1,418,032    $  9,045,591    $ 11,094,617   $    28,451,845   $  2,247,632   $  1,704,196
                                   ===========    ============    ============   ===============   ============   ============

NET ASSETS:
   Deferred annuity contracts
      terminable by owners         $ 1,418,032    $  9,045,591    $ 11,094,617   $    28,451,845   $  2,247,632   $  1,704,196
                                   -----------    ------------    ------------   ---------------   ------------   ------------
Total net assets                   $ 1,418,032    $  9,045,591    $ 11,094,617   $    28,451,845   $  2,247,632   $  1,704,196
                                   ===========    ============    ============   ===============   ============   ============
Accumulation units outstanding         484,968       5,265,398       5,121,873        25,057,969      1,806,675      1,139,595
                                   ===========    ============    ============   ===============   ============   ============
Accumulation unit value            $  2.923970    $   1.717931    $   2.166125   $      1.135441   $   1.244071   $   1.495440
                                   ===========    ============    ============   ===============   ============   ============


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006



                                  VANGUARD VIF   VANGUARDA VIF    VANGUARD VIF
                                   SHORT-TERM     TOTAL STOCK       CAPITAL      DWS SMALL CAP     DWS EQUITY
                                   INVESTMENT-    MARKET INDEX       GROWTH        INDEX VIP     500 INDEX VIP   CONTRAFUND(R)
                                   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                  ------------   -------------   -------------   -------------   -------------   -------------
ASSETS
   Investment in securities:
      Number of shares             105,217.112      9,109.238      504,306.426     188,067.399     177,075.113     292,032.828
                                  ============     ==========     ============    ============    ============    ============
      Cost                        $  1,076,529     $  259,853     $  7,479,669    $  2,743,668    $  2,226,907    $  8,794,566
                                  ============     ==========     ============    ============    ============    ============
   Investments in mutual funds,
      at net asset value          $  1,117,406     $  284,846     $  8,603,468    $  3,031,646    $  2,650,814    $  9,190,273
   Receivable for units sold                --             19            2,887              13              52              --
                                  ------------     ----------     ------------    ------------    ------------    ------------
Total assets                         1,117,406        284,865        8,606,355       3,031,659       2,650,866       9,190,273
                                  ------------     ----------     ------------    ------------    ------------    ------------

LIABILITIES
   Payable for units redeemed                3             --               --              --              --              47
                                  ------------     ----------     ------------    ------------    ------------    ------------
                                  $  1,117,403     $  284,865     $  8,606,355    $  3,031,659    $  2,650,866    $  9,190,226
                                  ============     ==========     ============    ============    ============    ============

NET ASSETS:
   Deferred annuity contracts
      terminable by owners        $  1,117,403     $  284,865     $  8,606,355    $  3,031,659    $  2,650,866    $  9,190,226
                                  ------------     ----------     ------------    ------------    ------------    ------------
Total net assets                  $  1,117,403     $  284,865     $  8,606,355    $  3,031,659    $  2,650,866    $  9,190,226
                                  ============     ==========     ============    ============    ============    ============
Accumulation units outstanding         930,306        161,225        4,678,725       1,797,599       2,446,829       6,219,833
                                  ============     ==========     ============    ============    ============    ============
Accumulation unit value           $   1.201113     $ 1.766880     $   1.839466    $   1.686505    $   1.083388    $   1.477568
                                  ============     ==========     ============    ============    ============    ============


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006



                                                                                            T. ROWE PRICE   T. ROWE PRICE
                                                                                               MID-CAP         EQUITY
                                     GROWTH      BALANCED    HIGH INCOME    MONEY MARKET        GROWTH          INCOME
                                   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                  -----------   ----------   -----------   --------------   -------------   -------------
ASSETS
   Investment in securities:
      Number of shares             93,819.577    3,318.779    69,456.798    4,854,005.610     596,605.188     800,030.919
                                  ===========   ==========   ===========   ==============    ============    ============
      Cost                        $ 3,049,427   $   47,654   $   449,358   $    4,854,006    $ 14,497,306    $ 17,843,768
                                  ===========   ==========   ===========   ==============    ============    ============
   Investments in mutual funds,
      at net asset value          $ 3,365,308   $   51,873   $   441,051   $    4,854,006    $ 14,246,932    $ 19,872,768
   Receivable for units sold               --           --             7              363           1,060             687
                                  -----------   ----------   -----------   --------------    ------------    ------------
Total assets                        3,365,308       51,873       441,058        4,854,369      14,247,992      19,873,455
                                  -----------   ----------   -----------   --------------    ------------    ------------

LIABILITIES
   Payable for units redeemed               7            2            --               --              --              --
                                  -----------   ----------   -----------   --------------    ------------    ------------
                                  $ 3,365,301   $   51,871   $   441,058   $    4,854,369    $ 14,247,992    $ 19,873,455
                                  ===========   ==========   ===========   ==============    ============    ============

NET ASSETS:
   Deferred annuity contracts
      terminable by owners        $ 3,365,301   $   51,871   $   441,058   $    4,854,369    $ 14,247,992    $ 19,873,455
                                  -----------   ----------   -----------   --------------    ------------    ------------
Total net assets                  $ 3,365,301   $   51,871   $   441,058   $    4,854,369    $ 14,247,992    $ 19,873,455
                                  ===========   ==========   ===========   ==============    ============    ============
Accumulation units outstanding      4,158,734       40,302       386,540        3,903,635       8,352,988      11,059,074
                                  ===========   ==========   ===========   ==============    ============    ============
Accumulation unit value           $  0.809213   $ 1.287046   $  1.141039   $     1.243551    $   1.705736    $   1.797027
                                  ===========   ==========   ===========   ==============    ============    ============


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006



                                  T. ROWE PRICE   T. ROWE PRICE
                                    BLUE CHIP     INTERNATIONAL    LARGE CAP                  WORLDWIDE   INTERNATIONAL
                                      GROWTH          STOCK         GROWTH        FORTY        GROWTH         GROWTH
                                    SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                  -------------   -------------   ----------   -----------   ----------   -------------
ASSETS
   Investment in securities:
      Number of shares              690,387.626     420,824.446      678.362    14,527.457      736.239     41,542.651
                                   ============    ============    =========   ===========    =========    ===========
      Cost                         $  6,179,886    $  6,116,986    $  14,290   $   379,008    $  20,282    $ 1,483,917
                                   ============    ============    =========   ===========    =========    ===========
   Investments in mutual funds,
      at net asset value           $  7,262,878    $  7,562,215    $  15,684   $   438,148    $  23,906    $ 2,127,399
   Receivable for units sold                 14              --           --            --           --             --
                                   ------------    ------------    ---------   -----------    ---------    -----------
Total assets                          7,262,892       7,562,215       15,684       438,148       23,906      2,127,399
                                   ------------    ------------    ---------   -----------    ---------    -----------

LIABILITIES
   Payable for units redeemed                --              71           --             4           --              3
                                   ------------    ------------    ---------   -----------    ---------    -----------
                                   $  7,262,892    $  7,562,144    $  15,684   $   438,144    $  23,906    $ 2,127,396
                                   ============    ============    =========   ===========    =========    ===========

NET ASSETS:
   Deferred annuity contracts
      terminable by owners         $  7,262,892    $  7,562,144    $  15,684   $   438,144    $  23,906    $ 2,127,396
                                   ------------    ------------    ---------   -----------    ---------    -----------
Total net assets                   $  7,262,892    $  7,562,144    $  15,684   $   438,144    $  23,906    $ 2,127,396
                                   ============    ============    =========   ===========    =========    ===========
Accumulation units outstanding        6,771,700       6,890,091       20,244       445,090       29,172      1,237,094
                                   ============    ============    =========   ===========    =========    ===========
Accumulation unit value            $   1.072536    $   1.097539    $0.774741   $  0.984394    $0.819500    $  1.719672
                                   ============    ============    =========   ===========    =========    ===========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006



                                                   AIM V.I. -
                                   AIM V.I. -    GLOBAL HEALTH   AIM V.I. -
                                    DYNAMICS       CARE FUND     TECHNOLOGY     SHORT-TERM      TOTAL RETURN
                                   SUBACCOUNT      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT       SUBACCOUNT
                                  ------------   -------------   ----------   --------------   --------------
ASSETS
   Investment in securities:
      Number of shares             181,028.987      4,401.658     5,793.662    1,141,553.623    3,344,265.556
                                  ============     ==========    ==========   ==============   ==============
      Cost                        $  2,507,931     $   86,064    $   65,928   $   11,456,905   $   34,546,623
                                  ============     ==========    ==========   ==============   ==============
   Investments in mutual funds,
      at net asset value          $  3,104,647     $   94,680    $   81,227   $   11,461,198   $   33,843,967
   Receivable for units sold               117              1            --            1,144            2,195
                                  ------------     ----------    ----------   --------------   --------------
Total assets                         3,104,764         94,681        81,227       11,462,342       33,846,162
                                  ------------     ----------    ----------   --------------   --------------

LIABILITIES
   Payable for units redeemed               --             --             9               --               --
                                  ------------     ----------    ----------   --------------   --------------
                                  $  3,104,764     $   94,681    $   81,218   $   11,462,342   $   33,846,162
                                  ============     ==========    ==========   ==============   ==============

NET ASSETS:
   Deferred annuity contracts
      terminable by owners        $  3,104,764     $   94,681    $   81,218   $   11,462,342   $   33,846,162
                                  ------------     ----------    ----------   --------------   --------------
Total net assets                  $  3,104,764     $   94,681    $   81,218   $   11,462,342   $   33,846,162
                                  ============     ==========    ==========   ==============   ==============
Accumulation units outstanding       3,338,424         72,572       205,874        8,956,004       22,166,979
                                  ============     ==========    ==========   ==============   ==============
Accumulation unit value           $   0.930009     $ 1.304658    $ 0.394504   $     1.279850   $     1.526873
                                  ============     ==========    ==========   ==============   ==============



See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006



                                   STOCKSPLUS
                                   GROWTH AND
                                     INCOME
                                   SUBACCOUNT
                                  ------------
ASSETS
   Investment in securities:
      Number of shares             426,774.012
                                  ============
      Cost                        $  4,310,251
                                  ============
   Investments in mutual funds,
      at net asset value          $  4,801,208
   Receivable for units sold                25
                                  ------------
Total assets                         4,801,233
                                  ------------

LIABILITIES
   Payable for units redeemed               --
                                  ------------
                                  $  4,801,233
                                  ============

NET ASSETS:
   Deferred annuity contracts
      terminable by owners        $  4,801,233
                                  ------------
Total net assets                  $  4,801,233
                                  ============
Accumulation units outstanding       4,255,692
                                  ============
Accumulation unit value           $   1.128191
                                  ============


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006



                                                  EMERGING                                   FIRST EAGLE    THIRD AVENUE
                                  U.S. MID CAP     MARKETS        ROYCE          ROYCE         OVERSEAS         VALUE
                                      VALUE        EQUITY       SMALL-CAP      MICRO-CAP    VARIABLE FUND     PORTFOLIO
                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                  ------------   ----------   ------------   ------------   -------------   ------------
ASSETS
   Investment in securities:
      Number of shares              4,031.630     1,597.847    155,677.679    468,344.069     416,406.713     63,967.310
                                   ==========    ==========   ============   ============    ============    ===========
      Cost                         $   69,431    $   24,904   $  1,528,779   $  6,192,790    $ 12,474,797    $ 1,795,706
                                   ==========    ==========   ============   ============    ============    ===========
   Investments in mutual funds,
      at net asset value           $   79,584    $   31,222   $  1,661,081   $  6,744,155    $ 11,417,872    $ 1,908,785
   Receivable for units sold                1            --             --             --             636              4
                                   ----------    ----------   ------------   ------------    ------------    -----------
Total assets                           79,585        31,222      1,661,081      6,744,155      11,418,508      1,908,789
                                   ----------    ----------   ------------   ------------    ------------    -----------

LIABILITIES
   Payable for units redeemed              --            --              3          2,013              --             --
                                   ----------    ----------   ------------   ------------    ------------    -----------
                                   $   79,585    $   31,222   $  1,661,078   $  6,742,142    $ 11,418,508    $ 1,908,789
                                   ==========    ==========   ============   ============    ============    ===========

NET ASSETS:
   Deferred annuity contracts
      terminable by owners         $   79,585    $   31,222   $  1,661,078   $  6,742,142    $ 11,418,508    $ 1,908,789
                                   ----------    ----------   ------------   ------------    ------------    -----------
Total net assets                   $   79,585    $   31,222   $  1,661,078   $  6,742,142    $ 11,418,508    $ 1,908,789
                                   ==========    ==========   ============   ============    ============    ===========
Accumulation units outstanding         52,076        11,873        989,051      3,732,070       5,897,859      1,199,584
                                   ==========    ==========   ============   ============    ============    ===========
Accumulation unit value            $ 1.528240    $ 2.629637   $   1.679466   $   1.806542    $   1.936043    $  1.591209
                                   ==========    ==========   ============   ============    ============    ===========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006



                                                    T. ROWE
                                                    PRICE
                                                 LIMITED-TERM                 INTERNATIONAL
                                   REAL RETURN       BOND       GROWTH FUND        FUND        ALL ASSET     LOW DURATION
                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT(1)
                                  ------------   ------------   -----------   -------------   -----------   -------------
ASSETS
   Investment in securities:
      Number of shares             175,348.736    391,477.259    40,477.617     77,022.603     61,060.587     453,087.219
                                  ============   ============   ===========    ===========    ===========    ============
      Cost                        $  2,155,093   $  1,918,264   $ 2,250,021    $ 1,377,337    $   708,568    $  4,534,971
                                  ============   ============   ===========    ===========    ===========    ============
   Investments in mutual funds,
      at net asset value          $  2,091,910   $  1,914,324   $ 2,593,806    $ 1,689,876    $   712,577    $  4,558,057
   Receivable for units sold               242            145            --              9             --             349
                                  ------------   ------------   -----------    -----------    -----------    ------------
Total assets                         2,092,152      1,914,469     2,593,806      1,689,885        712,577       4,558,406
                                  ------------   ------------   -----------    -----------    -----------    ------------

LIABILITIES
   Payable for units redeemed               --             --             6             --              1              --
                                  ------------   ------------   -----------    -----------    -----------    ------------
                                  $  2,092,152   $  1,914,469   $ 2,593,800    $ 1,689,885    $   712,576    $  4,558,406
                                  ============   ============   ===========    ===========    ===========    ============

NET ASSETS:
   Deferred annuity contracts
      terminable by owners        $  2,092,152   $  1,914,469   $ 2,593,800    $ 1,689,885    $   712,576    $  4,558,406
                                  ------------   ------------   -----------    -----------    -----------    ------------
Total net assets                  $  2,092,152   $  1,914,469   $ 2,593,800    $ 1,689,885    $   712,576    $  4,558,406
                                  ============   ============   ===========    ===========    ===========    ============
Accumulation units outstanding       1,900,729      1,778,391     1,961,603      1,141,579        588,781       4,382,459
                                  ============   ============   ===========    ===========    ===========    ============
Accumulation unit value           $   1.100710   $   1.076518   $  1.322286    $  1.480305    $  1.210257    $   1.040148
                                  ============   ============   ===========    ===========    ===========    ============


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006



                                  AIM V.I. CAPITAL
                                    APPRECIATION
                                    SUBACCOUNT(1)
                                  ----------------
ASSETS
   Investment in securities:
      Number of shares                2,777.004
                                     ==========
      Cost                           $   72,505
                                     ==========
   Investments in mutual funds,
      at net asset value             $   72,813
   Receivable for units sold                 --
                                     ----------
Total assets                             72,813
                                     ----------

LIABILITIES
   Payable for units redeemed               198
                                     ----------
                                     $   72,615
                                     ==========

NET ASSETS:
   Deferred annuity contracts
      terminable by owners           $   72,615
                                     ----------
Total net assets                     $   72,615
                                     ==========
Accumulation units outstanding           72,823
                                     ==========
Accumulation unit value              $ 0.997140
                                     ==========



See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006



                                                     VANGUARD VIF
                                      VANGUARD VIF    DIVERSIFIED    VANGUARD VIF   VANGUARD VIF
                                        BALANCED        VALUE       EQUITY INCOME   EQUITY INDEX
                                       SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                      ------------   ------------   -------------   ------------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                        $  177,094     $   44,697       $ 13,064      $  573,129
   Expenses:
      Administrative, mortality and
         expense risk charge               43,034         10,702          4,254         146,911
                                       ----------     ----------       --------      ----------
Net investment income (loss)              134,060         33,995          8,810         426,218

NET REALIZED AND UNREALIZED CAPITAL
   GAINS (LOSSES) ON INVESTMENTS
Net realized capital gains (losses)
   on investments:
   Realized gain distributions            218,763         29,284         21,532       2,220,876
   Proceeds from sales                  3,387,078      1,125,385        390,332       7,421,616
   Cost of investments sold             3,083,463        924,182        394,560       6,033,746
                                       ----------     ----------       --------      ----------
Net realized capital gains (losses)
   on investments                         522,378        230,487         17,304       3,608,746
Net change in unrealized
   appreciation/depreciation of
   investments:
   Beginning of period                    328,414        194,648         (8,183)      2,430,108
   End of period                          543,974        325,707         41,576       3,170,698
                                       ----------     ----------       --------      ----------
Net change in unrealized
   appreciation/depreciation of
   investments                            215,560        131,059         49,759         740,590
                                       ----------     ----------       --------      ----------
Net realized and unrealized capital
   gains (losses) on investments          737,938        361,546         67,063       4,349,336
                                       ----------     ----------       --------      ----------
Increase (decrease) in net assets
   from operations                     $  871,998     $  395,541       $ 75,873      $4,775,554
                                       ==========     ==========       ========      ==========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006



                                                                                     VANGUARD VIF
                                      VANGUARD VIF    VANGUARD VIF   VANGUARD VIF   SMALL COMPANY
                                         GROWTH      MID-CAP INDEX    REIT INDEX       GROWTH
                                       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                      ------------   -------------   ------------   -------------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                         $  1,046       $   99,655      $ 12,195      $   33,328
   Expenses:
      Administrative, mortality and
         expense risk charge               1,046           51,487         6,960          45,894
                                        --------       ----------      --------      ----------
Net investment income (loss)                  --           48,168         5,235         (12,566)

NET REALIZED AND UNREALIZED CAPITAL
   GAINS (LOSSES) ON INVESTMENTS
Net realized capital gains (losses)
   on investments:
   Realized gain distributions                --          383,673        38,618       1,026,491
   Proceeds from sales                   103,869        1,986,749       474,751       4,752,564
   Cost of investments sold               86,868        1,481,365       414,077       4,210,485
                                        --------       ----------      --------      ----------
Net realized capital gains (losses)
   on investments                         17,001          889,057        99,292       1,568,570
Net change in unrealized
   appreciation/depreciation of
   investments:
   Beginning of period                    31,867        1,175,564        26,541         852,906
   End of period                          20,464        1,384,436       232,583          63,306
                                        --------       ----------      --------      ----------
Net change in unrealized
   appreciation/depreciation of
   investments                           (11,403)         208,872       206,042        (789,600)
                                        --------       ----------      --------      ----------
Net realized and unrealized capital
   gains (losses) on investments           5,598        1,097,929       305,334         778,970
                                        --------       ----------      --------      ----------
Increase (decrease) in net assets
   from operations                      $  5,598       $1,146,097      $310,569      $  766,404
                                        ========       ==========      ========      ==========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006



                                                                     VANGUARD VIF   VANGUARD VIF
                                       VANGUARD VIF   VANGUARD VIF    TOTAL BOND     HIGH YIELD
                                      INTERNATIONAL   MONEY MARKET   MARKET INDEX       BOND
                                        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                      -------------   ------------   ------------   ------------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                         $   96,955     $ 1,315,458     $ 67,471       $ 64,349
   Expenses:
      Administrative, mortality and
         expense risk charge                52,583         130,682       12,795          7,899
                                        ----------     -----------     --------       --------
Net investment income (loss)                44,372       1,184,776       54,676         56,450

NET REALIZED AND UNREALIZED CAPITAL
   GAINS (LOSSES) ON INVESTMENTS
Net realized capital gains (losses)
   on investments:
   Realized gain distributions              79,327              --           --             --
   Proceeds from sales                   3,153,223      16,513,842      871,804        329,918
   Cost of investments sold              2,339,294      16,513,842      904,481        337,187
                                        ----------     -----------     --------       --------
Net realized capital gains (losses)
   on investments                          893,256              --      (32,677)        (7,269)
Net change in unrealized
   appreciation/depreciation of
   investments:
   Beginning of period                     938,330              (4)       1,114          9,157
   End of period                         1,978,217              (4)      69,462         69,020
                                        ----------     -----------     --------       --------
Net change in unrealized
   appreciation/depreciation of
   investments                           1,039,887              --       68,348         59,863
                                        ----------     -----------     --------       --------
Net realized and unrealized capital
   gains (losses) on investments         1,933,143              --       35,671         52,594
                                        ----------     -----------     --------       --------
Increase (decrease) in net assets
   from operations                      $1,977,515     $ 1,184,776     $ 90,347       $109,044
                                        ==========     ===========     ========       ========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006



                                      VANGUARD VIF
                                       SHORT-TERM    VANGUARD VIF
                                       INVESTMENT-    TOTAL STOCK    VANGUARD VIF      DWS SMALL
                                         GRADE       MARKET INDEX   CAPITAL GROWTH   CAP INDEX VIP
                                       SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                      ------------   ------------   --------------   -------------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                          $ 4,558       $  2,190       $   55,454        $ 17,879
   Expenses:
      Administrative, mortality and
         expense risk charge               2,827          2,985           42,664          13,549
                                         -------       --------       ----------        --------
Net investment income (loss)               1,731           (795)          12,790           4,330

NET REALIZED AND UNREALIZED CAPITAL
   GAINS (LOSSES) ON INVESTMENTS
Net realized capital gains (losses)
   on investments:
   Realized gain distributions                --         17,292          336,757         119,611
   Proceeds from sales                    41,555        169,593        2,283,390         877,106
   Cost of investments sold               42,471        159,839        1,885,522         792,649
                                         -------       --------       ----------        --------
Net realized capital gains (losses)
   on investments                           (916)        27,046          734,625         204,068
Net change in unrealized
   appreciation/depreciation of
   investments:
   Beginning of period                       913         19,544        1,052,047         109,004
   End of period                          40,877         24,993        1,123,799         287,978
                                         -------       --------       ----------        --------
Net change in unrealized
   appreciation/depreciation of
   investments                            39,964          5,449           71,752         178,974
                                         -------       --------       ----------        --------
Net realized and unrealized capital
   gains (losses) on investments          39,048         32,495          806,377         383,042
                                         -------       --------       ----------        --------
Increase (decrease) in net assets
   from operations                       $40,779       $ 31,700       $  819,167        $387,372
                                         =======       ========       ==========        ========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006



                                        DWS EQUITY
                                      500 INDEX VIP   CONTRAFUND(R)     GROWTH      BALANCED
                                        SUBACCOUNT      SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                      -------------   -------------   ----------   ----------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                          $ 27,338       $  104,556    $   12,970     $   874
   Expenses:
      Administrative, mortality and
         expense risk charge               12,859           42,046        19,436         645
                                         --------       ----------    ----------     -------
Net investment income (loss)               14,479           62,510        (6,466)        229

NET REALIZED AND UNREALIZED CAPITAL
   GAINS (LOSSES) ON INVESTMENTS
Net realized capital gains (losses)
   on investments:
   Realized gain distributions                 --          714,701            --       1,428
   Proceeds from sales                    139,385        2,804,387     1,149,296      11,125
   Cost of investments sold               120,919        1,856,079     1,040,935      10,287
                                         --------       ----------    ----------     -------
Net realized capital gains (losses)
   on investments                          18,466        1,663,009       108,361       2,266
Net change in unrealized
   appreciation/depreciation of
   investments:
   Beginning of period                    128,235        1,251,503       221,854       2,135
   End of period                          423,907          395,707       315,881       4,219
                                         --------       ----------    ----------     -------
Net change in unrealized
   appreciation/depreciation of
   investments                            295,672         (855,796)       94,027       2,084
                                         --------       ----------    ----------     -------
Net realized and unrealized capital
   gains (losses) on investments          314,138          807,213       202,388       4,350
                                         --------       ----------    ----------     -------
Increase (decrease) in net assets
   from operations                       $328,617       $  869,723    $  195,922     $ 4,579
                                         ========       ==========    ==========     =======


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006



                                                                 T. ROWE PRICE   T. ROWE PRICE
                                                      MONEY         MID-CAP          EQUITY
                                      HIGH INCOME     MARKET         GROWTH          INCOME
                                       SUBACCOUNT   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                      -----------   ----------   -------------   -------------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                         $ 33,086    $  194,934    $       --       $  312,755
   Expenses:
      Administrative, mortality and
         expense risk charge               3,535        31,100         75,857         113,163
                                        --------    ----------    -----------      ----------
Net investment income (loss)              29,551       163,834        (75,857)        199,592

NET REALIZED AND UNREALIZED CAPITAL
   GAINS (LOSSES) ON INVESTMENTS
Net realized capital gains (losses)
   on investments:
   Realized gain distributions                --            --      1,762,503         545,689
   Proceeds from sales                   228,348     2,676,590      7,327,187       8,044,314
   Cost of investments sold              232,508     2,676,590      5,382,196       6,529,432
                                        --------    ----------    -----------      ----------
Net realized capital gains (losses)
   on investments                         (4,160)           --      3,707,494       2,060,571
Net change in unrealized
   appreciation/depreciation of
   investments:
   Beginning of period                   (28,881)           --      2,540,964         909,136
   End of period                          (8,307)           --       (250,374)      2,029,000
                                        --------    ----------    -----------      ----------
Net change in unrealized
   appreciation/depreciation of
   investments                            20,574            --     (2,791,338)      1,119,864
                                        --------    ----------    -----------      ----------
Net realized and unrealized capital
   gains (losses) on investments          16,414            --        916,156       3,180,435
                                        --------    ----------    -----------      ----------
Increase (decrease) in net assets
   from operations                      $ 45,965    $  163,834    $   840,299      $3,380,027
                                        ========    ==========    ===========      ==========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006



                                      T. ROWE PRICE
                                        BLUE CHIP        T. ROWE PRICE       LARGE CAP
                                          GROWTH      INTERNATIONAL STOCK     GROWTH        FORTY
                                        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT   SUBACCOUNT
                                      -------------   -------------------   ----------   ----------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                         $   20,667        $   82,958         $    95      $  1,567
   Expenses:
      Administrative, mortality and
         expense risk charge                40,963            35,251             200         2,262
                                        ----------        ----------         -------      --------
Net investment income (loss)               (20,296)           47,707            (105)         (695)

NET REALIZED AND UNREALIZED CAPITAL
   GAINS (LOSSES) ON INVESTMENTS
Net realized capital gains (losses)
   on investments:
   Realized gain distributions                  --            24,888              --            --
   Proceeds from sales                   2,547,025         2,115,542          12,549       117,020
   Cost of investments sold              2,153,538         1,569,749          11,686       101,218
                                        ----------        ----------         -------      --------
Net realized capital gains (losses)
   on investments                          393,487           570,681             863        15,802
Net change in unrealized
   appreciation/depreciation of
   investments:
   Beginning of period                     849,492           924,732           1,018        37,441
   End of period                         1,082,992         1,445,229           1,394        59,140
                                        ----------        ----------         -------      --------
Net change in unrealized
   appreciation/depreciation of
   investments                             233,500           520,497             376        21,699
                                        ----------        ----------         -------      --------
Net realized and unrealized capital
   gains (losses) on investments           626,987         1,091,178           1,239        37,501
                                        ----------        ----------         -------      --------
Increase (decrease) in net assets
   from operations                      $  606,691        $1,138,885         $ 1,134      $ 36,806
                                        ==========        ==========         =======      ========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006



                                                                                   AIM V.I. -
                                       WORLDWIDE   INTERNATIONAL    AIM V.I. -   GLOBAL HEALTH
                                        GROWTH        GROWTH         DYNAMICS      CARE FUND
                                      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                      ----------   -------------   -----------   -------------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                         $   757       $ 35,783      $       --      $    --
   Expenses:
      Administrative, mortality and
         expense risk charge                152          9,911          15,224          655
                                        -------       --------      ----------      -------
Net investment income (loss)                605         25,872         (15,224)        (655)

NET REALIZED AND UNREALIZED CAPITAL
   GAINS (LOSSES) ON INVESTMENTS
Net realized capital gains (losses)
   on investments:
   Realized gain distributions               --             --              --           --
   Proceeds from sales                   34,933        309,696       1,250,372       29,691
   Cost of investments sold              33,848        152,099         868,934       26,191
                                        -------       --------      ----------      -------
Net realized capital gains (losses)
   on investments                         1,085        157,597         381,438        3,500
Net change in unrealized
   appreciation/depreciation of
   investments:
   Beginning of period                    2,286        243,564         583,649        7,400
   End of period                          3,624        643,482         596,716        8,616
                                        -------       --------      ----------      -------
Net change in unrealized
   appreciation/depreciation of
   investments                            1,338        399,918          13,067        1,216
                                        -------       --------      ----------      -------
Net realized and unrealized capital
   gains (losses) on investments          2,423        557,515         394,505        4,716
                                        -------       --------      ----------      -------
Increase (decrease) in net assets
   from operations                      $ 3,028       $583,387      $  379,281      $ 4,061
                                        =======       ========      ==========      =======


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006



                                                   AIM V.I. -
                                      AIM V.I. -    FINANCIAL
                                      TECHNOLOGY    SERVICES     SHORT-TERM   TOTAL RETURN
                                      SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                      ----------   ----------   -----------   ------------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                        $    --      $     --    $   526,054    $1,419,463
   Expenses:
      Administrative, mortality and
         expense risk charge               573           113         75,402       127,088
                                       -------      --------    -----------    ----------
Net investment income (loss)              (573)         (113)       450,652     1,292,375

NET REALIZED AND UNREALIZED CAPITAL
   GAINS (LOSSES) ON INVESTMENTS
Net realized capital gains (losses)
   on investments:
   Realized gain distributions              --            --             --       185,580
   Proceeds from sales                  12,861       107,198     12,267,388     5,705,571
   Cost of investments sold             11,165       103,752     12,314,375     5,791,044
                                       -------      --------    -----------    ----------
Net realized capital gains (losses)
   on investments                        1,696         3,446        (46,987)      100,107
Net change in unrealized
   appreciation/depreciation of
   investments:
   Beginning of period                   9,457         2,115        (34,253)     (463,256)
   End of period                        15,299            --          4,293      (702,656)
                                       -------      --------    -----------    ----------
Net change in unrealized
   appreciation/depreciation of
   investments                           5,842        (2,115)        38,546      (239,400)
                                       -------      --------    -----------    ----------
Net realized and unrealized capital
   gains (losses) on investments         7,538         1,331         (8,441)     (139,293)
                                       -------      --------    -----------    ----------
Increase (decrease) in net assets
   from operations                     $ 6,965      $  1,218    $   442,211    $1,153,082
                                       =======      ========    ===========    ==========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006



                                         STOCKSPLUS       U.S. MID CAP      EMERGING      ROYCE SMALL-
                                      GROWTH AND INCOME      VALUE       MARKETS EQUITY       CAP
                                         SUBACCOUNT        SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                      -----------------   ------------   --------------   ------------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                           $  236,119        $   194         $   193         $  1,004
   Expenses:
      Administrative, mortality and
         expense risk charge                  33,379            909             352            9,324
                                          ----------        -------         -------         --------
Net investment income (loss)                 202,740           (715)           (159)          (8,320)

NET REALIZED AND UNREALIZED CAPITAL
   GAINS (LOSSES) ON INVESTMENTS
Net realized capital gains (losses)
   on investments:
   Realized gain distributions                    --          8,351             594           74,759
   Proceeds from sales                     1,760,318         16,720          15,988          512,062
   Cost of investments sold                1,482,553         13,576          10,468          423,752
                                          ----------        -------         -------         --------
Net realized capital gains (losses)
   on investments                            277,765         11,495           6,114          163,069
Net change in unrealized
   appreciation/depreciation of
   investments:
   Beginning of period                       405,804          8,625           4,012           48,083
   End of period                             490,957         10,153           6,318          132,302
                                          ----------        -------         -------         --------
Net change in unrealized
   appreciation/depreciation of
   investments                                85,153          1,528           2,306           84,219
                                          ----------        -------         -------         --------
Net realized and unrealized capital
   gains (losses) on investments             362,918         13,023           8,420          247,288
                                          ----------        -------         -------         --------
Increase (decrease) in net assets
   from operations                        $  565,658        $12,308         $ 8,261         $238,968
                                          ==========        =======         =======         ========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006



                                                      FIRST EAGLE    THIRD AVENUE
                                      ROYCE MICRO-      OVERSEAS        VALUE
                                          CAP        VARIABLE FUND    PORTFOLIO     REAL RETURN
                                       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                      ------------   -------------   ------------   -----------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                        $   11,516     $   724,574      $ 24,271     $   75,409
   Expenses:
      Administrative, mortality and
         expense risk charge               31,700          41,161        10,053          7,167
                                       ----------     -----------      --------     ----------
Net investment income (loss)              (20,184)        683,413        14,218         68,242

NET REALIZED AND UNREALIZED CAPITAL
   GAINS (LOSSES) ON INVESTMENTS
Net realized capital gains (losses)
   on investments:
   Realized gain distributions            350,795       2,465,169        82,671         53,483
   Proceeds from sales                  4,184,384       1,270,952       740,860      1,480,795
   Cost of investments sold             3,370,112         965,676       630,205      1,511,313
                                       ----------     -----------      --------     ----------
Net realized capital gains (losses)
   on investments                       1,165,067       2,770,445       193,326         22,965
Net change in unrealized
   appreciation/depreciation of
   investments:
   Beginning of period                    510,534         478,983        91,771        (15,957)
   End of period                          551,365      (1,056,925)      113,079        (63,183)
                                       ----------     -----------      --------     ----------
Net change in unrealized
   appreciation/depreciation of
   investments                             40,831      (1,535,908)       21,308        (47,226)
                                       ----------     -----------      --------     ----------
Net realized and unrealized capital
   gains (losses) on investments        1,205,898       1,234,537       214,634        (24,261)
                                       ----------     -----------      --------     ----------
Increase (decrease) in net assets
   from operations                     $1,185,714     $ 1,917,950      $228,852     $   43,981
                                       ==========     ===========      ========     ==========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006



                                      T. ROWE PRICE
                                       LIMITED-TERM                 INTERNATIONAL
                                           BOND       GROWTH FUND        FUND         ALL ASSET
                                        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT(1)
                                      -------------   -----------   -------------   -------------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                         $   72,012      $ 19,850       $ 25,830        $30,541
   Expenses:
      Administrative, mortality and
         expense risk charge                 9,786         8,368         11,058          1,347
                                        ----------      --------       --------        -------
Net investment income (loss)                62,226        11,482         14,772         29,194

NET REALIZED AND UNREALIZED CAPITAL
   GAINS (LOSSES) ON INVESTMENTS
Net realized capital gains (losses)
   on investments:
   Realized gain distributions                  --        15,304         14,094          1,780
   Proceeds from sales                   1,113,696        35,253         22,322         13,189
   Cost of investments sold              1,133,095        30,944         18,780         12,970
                                        ----------      --------       --------        -------
Net realized capital gains (losses)
   on investments                          (19,399)       19,613         17,636          1,999
Net change in unrealized
   appreciation/depreciation of
   investments:
   Beginning of period                     (21,019)      160,357         95,320             --
   End of period                            (3,940)      343,785        312,539          4,009
                                        ----------      --------       --------        -------
Net change in unrealized
   appreciation/depreciation of
   investments                              17,079       183,428        217,219          4,009
                                        ----------      --------       --------        -------
Net realized and unrealized capital
   gains (losses) on investments            (2,320)      203,041        234,855          6,008
                                        ----------      --------       --------        -------
Increase (decrease) in net assets
   from operations                      $   59,906      $214,523       $249,627        $35,202
                                        ==========      ========       ========        =======


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006



                                                      AIM V.I. CAPITAL
                                      LOW DURATION      APPRECIATION
                                      SUBACCOUNT(1)     SUBACCOUNT(1)
                                      -------------   ----------------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                          $128,037          $  41
   Expenses:
      Administrative, mortality and
         expense risk charge                6,943            275
                                         --------          -----
Net investment income (loss)              121,094           (234)

NET REALIZED AND UNREALIZED CAPITAL
   GAINS (LOSSES) ON INVESTMENTS
Net realized capital gains (losses)
   on investments:
   Realized gain distributions                 --             --
   Proceeds from sales                     69,453            933
   Cost of investments sold                69,197            982
                                         --------          -----
Net realized capital gains (losses)
   on investments                             256            (49)
Net change in unrealized
   appreciation/depreciation of
   investments:
   Beginning of period                         --             --
   End of period                           23,086            308
                                         --------          -----
Net change in unrealized
   appreciation/depreciation of
   investments                             23,086            308
                                         --------          -----
Net realized and unrealized capital
   gains (losses) on investments           23,342            259
                                         --------          -----
Increase (decrease) in net assets
   from operations                       $144,436          $  25
                                         ========          =====


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                             VANGUARD VIF BALANCED    VANGUARD VIF DIVERSIFIED
                                                   SUBACCOUNT             VALUE SUBACCOUNT
                                            -----------------------   ------------------------
                                               2006         2005         2006         2005
                                            ----------   ----------   ----------   ----------
OPERATIONS
   Net investment income (loss)             $  134,060   $  124,470   $   33,995   $   24,921
   Net realized capital gains (losses)
      on investments                           522,378      351,156      230,487      225,204
   Net change in unrealized appreciation/
      depreciation of investments              215,560     (138,925)     131,059      (96,018)
                                            ----------   ----------   ----------   ----------
Increase (decrease) in net assets
   from operations                             871,998      336,701      395,541      154,107

CONTRACT TRANSACTIONS
   Net contract purchase payments              853,344    1,162,021      232,835      267,390
   Transfer payments from (to) other
      subaccounts or general account          (790,050)     (86,486)    (414,921)     (99,711)
   Contract terminations, withdrawals,
      and other deductions                     (81,064)     (75,144)     (42,022)    (307,626)
                                            ----------   ----------   ----------   ----------
Increase (decrease) in net assets
   from contract transactions                  (17,770)   1,000,391     (224,108)    (139,947)
                                            ----------   ----------   ----------   ----------
Net increase (decrease) in net assets          854,228    1,337,092      171,433       14,160

NET ASSETS:
   Beginning of the period                   6,268,506    4,931,414    2,329,265    2,315,105
                                            ----------   ----------   ----------   ----------
   End of the period                        $7,122,734   $6,268,506   $2,500,698   $2,329,265
                                            ==========   ==========   ==========   ==========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                             VANGUARD VIF EQUITY   VANGUARD VIF EQUITY INDEX
                                              INCOME SUBACCOUNT            SUBACCOUNT
                                            --------------------   -------------------------
                                              2006        2005         2006         2005
                                            ---------   --------   -----------   -----------
OPERATIONS
   Net investment income (loss)             $   8,810   $  8,574   $   426,218   $   389,842
   Net realized capital gains (losses)
      on investments                           17,304     43,273     3,608,746     2,313,516
   Net change in unrealized appreciation/
      depreciation of investments              49,759    (40,247)      740,590    (1,308,624)
                                            ---------   --------   -----------   -----------
Increase (decrease) in net assets
   from operations                             75,873     11,600     4,775,554     1,394,734

CONTRACT TRANSACTIONS
   Net contract purchase payments                  --      6,585     3,380,232     4,649,811
   Transfer payments from (to) other
      subaccounts or general account         (216,440)   162,699    (3,821,778)    1,391,772
   Contract terminations, withdrawals,
      and other deductions                     (9,305)    (7,944)     (304,740)   (2,205,230)
                                            ---------   --------   -----------   -----------
Increase (decrease) in net assets
   from contract transactions                (225,745)   161,340      (746,286)    3,836,353
                                            ---------   --------   -----------   -----------
Net increase (decrease) in net assets        (149,872)   172,940     4,029,268     5,231,087

NET ASSETS:
   Beginning of the period                    568,788    395,848    31,299,150    26,068,063
                                            ---------   --------   -----------   -----------
   End of the period                        $ 418,916   $568,788   $35,328,418   $31,299,150
                                            =========   ========   ===========   ===========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                             VANGUARD VIF GROWTH     VANGUARD VIF MID-CAP
                                                 SUBACCOUNT            INDEX SUBACCOUNT
                                            --------------------   ------------------------
                                              2006        2005         2006         2005
                                            --------   ---------   -----------   ----------
OPERATIONS
   Net investment income (loss)             $     --    $ (1,626)  $    48,168   $   15,770
   Net realized capital gains (losses)
      on investments                          17,001      14,492       889,057      354,451
   Net change in unrealized appreciation/
      depreciation of investments            (11,403)      6,975       208,872      482,643
                                            --------    --------   -----------   ----------
Increase (decrease) in net assets
   from operations                             5,598      19,841     1,146,097      852,864

CONTRACT TRANSACTIONS
   Net contract purchase payments                 --          --     1,331,633    1,573,144
   Transfer payments from (to) other
      subaccounts or general account          (5,746)     15,416       100,330    1,373,196
   Contract terminations, withdrawals,
      and other deductions                    (7,689)     (3,162)     (119,977)    (396,103)
                                            --------    --------   -----------   ----------
Increase (decrease) in net assets
   from contract transactions                (13,435)     12,254     1,311,986    2,550,237
                                            --------    --------   -----------   ----------
Net increase (decrease) in net assets         (7,837)     32,095     2,458,083    3,403,101

NET ASSETS:
   Beginning of the period                   263,844     231,749     7,617,619    4,214,518
                                            --------    --------   -----------   ----------
   End of the period                        $256,007    $263,844   $10,075,702   $7,617,619
                                            ========    ========   ===========   ==========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                              VANGUARD VIF REIT         VANGUARD VIF SMALL
                                               INDEX SUBACCOUNT     COMPANY GROWTH SUBACCOUNT
                                            ---------------------   -------------------------
                                               2006        2005         2006         2005
                                            ----------   --------   -----------   ----------
OPERATIONS
   Net investment income (loss)             $    5,235   $  7,979   $   (12,566)  $  (47,923)
   Net realized capital gains (losses)
      on investments                            99,292     56,152     1,568,570      824,970
   Net change in unrealized appreciation/
      depreciation of investments              206,042    (27,342)     (789,600)    (240,798)
                                            ----------   --------   -----------   ----------
Increase (decrease) in net assets
   from operations                             310,569     36,789       766,404      536,249

CONTRACT TRANSACTIONS
   Net contract purchase payments                8,975     75,511     1,756,181    1,263,723
   Transfer payments from (to) other
      subaccounts or general account           760,744    (15,327)   (2,136,328)    (601,345)
   Contract terminations, withdrawals,
      and other deductions                     (16,127)    (4,819)     (109,443)    (564,742)
                                            ----------   --------   -----------   ----------
Increase (decrease) in net assets
   from contract transactions                  753,592     55,365      (489,590)      97,636
                                            ----------   --------   -----------   ----------
Net increase (decrease) in net assets        1,064,161     92,154       276,814      633,885

NET ASSETS:
   Beginning of the period                     353,871    261,717     8,768,777    8,134,892
                                            ----------   --------   -----------   ----------
   End of the period                        $1,418,032   $353,871   $ 9,045,591   $8,768,777
                                            ==========   ========   ===========   ==========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                                  VANGUARD VIF         VANGUARD VIF MONEY MARKET
                                            INTERNATIONAL SUBACCOUNT           SUBACCOUNT
                                            ------------------------   -------------------------
                                                2006         2005          2006         2005
                                            -----------   ----------   -----------   -----------
OPERATIONS
   Net investment income (loss)             $    44,372   $   44,383   $ 1,184,776   $   654,096
   Net realized capital gains (losses)
      on investments                            893,256      398,772            --            --
   Net change in unrealized appreciation/
      depreciation of investments             1,039,887      407,818            --            (4)
                                            -----------   ----------   -----------   -----------
Increase (decrease) in net assets
   from operations                            1,977,515      850,973     1,184,776       654,092

CONTRACT TRANSACTIONS
   Net contract purchase payments               994,350      914,786     6,984,090    12,442,161
   Transfer payments from (to) other
      subaccounts or general account          1,423,431    1,812,708    (4,570,361)   (9,612,882)
   Contract terminations, withdrawals,
      and other deductions                      (91,477)    (390,897)     (414,479)   (2,163,990)
                                            -----------   ----------   -----------   -----------
Increase (decrease) in net assets
   from contract transactions                 2,326,304    2,336,597     1,999,250       665,289
                                            -----------   ----------   -----------   -----------
Net increase (decrease) in net assets         4,303,819    3,187,570     3,184,026     1,319,381

NET ASSETS:
   Beginning of the period                    6,790,798    3,603,228    25,267,819    23,948,438
                                            -----------   ----------   -----------   -----------
   End of the period                        $11,094,617   $6,790,798   $28,451,845   $25,267,819
                                            ===========   ==========   ===========   ===========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                             VANGUARD VIF TOTAL BOND     VANGUARD VIF HIGH
                                             MARKET INDEX SUBACCOUNT   YIELD BOND SUBACCOUNT
                                            ------------------------   ---------------------
                                                2006         2005         2006        2005
                                            -----------   ----------   ----------   --------
OPERATIONS
   Net investment income (loss)             $   54,676    $   69,793   $   56,450   $ 16,359
   Net realized capital gains (losses)
      on investments                           (32,677)      (29,993)      (7,269)    (9,624)
   Net change in unrealized appreciation/
      depreciation of investments               68,348        (2,311)      59,863     (1,443)
                                            ----------    ----------   ----------   --------
Increase (decrease) in net assets
   from operations                              90,347        37,489      109,044      5,292

CONTRACT TRANSACTIONS
   Net contract purchase payments              164,603       318,953      100,805      6,233
   Transfer payments from (to) other
      subaccounts or general account           322,792      (830,436)     966,231    325,438
   Contract terminations, withdrawals,
      and other deductions                     (25,322)      (26,012)     (14,109)    (3,891)
                                            ----------    ----------   ----------   --------
Increase (decrease) in net assets
   from contract transactions                  462,073      (537,495)   1,052,927    327,780
                                            ----------    ----------   ----------   --------
Net increase (decrease) in net assets          552,420      (500,006)   1,161,971    333,072

NET ASSETS:
   Beginning of the period                   1,695,212     2,195,218      542,225    209,153
                                            ----------    ----------   ----------   --------
   End of the period                        $2,247,632    $1,695,212   $1,704,196   $542,225
                                            ==========    ==========   ==========   ========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                                 VANGUARD VIF
                                                  SHORT-TERM          VANGUARD VIF TOTAL
                                               INVESTMENT-GRADE       STOCK MARKET INDEX
                                                  SUBACCOUNT              SUBACCOUNT
                                            ----------------------   --------------------
                                               2006         2005       2006        2005
                                            ----------   ---------   --------   ---------
OPERATIONS
   Net investment income (loss)             $    1,731   $   5,920   $   (795)  $    (108)
   Net realized capital gains (losses)
      on investments                              (916)     (6,681)    27,046      19,113
   Net change in unrealized appreciation/
      depreciation of investments               39,964       2,673      5,449      (7,567)
                                            ----------   ---------   --------   ---------
Increase (decrease) in net assets
   from operations                              40,779       1,912     31,700      11,438

CONTRACT TRANSACTIONS
   Net contract purchase payments                   --          --     72,556     168,022
   Transfer payments from (to) other
      subaccounts or general account           963,130    (101,543)   (52,693)   (303,067)
   Contract terminations, withdrawals,
      and other deductions                      (7,406)     (2,363)    (3,318)     (7,030)
                                            ----------   ---------   --------   ---------
Increase (decrease) in net assets
   from contract transactions                  955,724    (103,906)    16,545    (142,075)
                                            ----------   ---------   --------   ---------
Net increase (decrease) in net assets          996,503    (101,994)    48,245    (130,637)

NET ASSETS:
   Beginning of the period                     120,900     222,894    236,620     367,257
                                            ----------   ---------   --------   ---------
   End of the period                        $1,117,403   $ 120,900   $284,865   $ 236,620
                                            ==========   =========   ========   =========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                              VANGUARD VIF CAPITAL    DWS SMALL CAP INDEX VIP
                                               GROWTH SUBACCOUNT            SUBACCOUNT
                                            -----------------------   -----------------------
                                               2006         2005         2006         2005
                                            ----------   ----------   ----------   ----------
OPERATIONS
   Net investment income (loss)             $   12,790   $   12,242   $    4,330   $   (1,090)
   Net realized capital gains (losses)
      on investments                           734,625      124,787      204,068      144,854
   Net change in unrealized appreciation/
      depreciation of investments               71,752      417,597      178,974      (57,374)
                                            ----------   ----------   ----------   ----------
Increase (decrease) in net assets
   from operations                             819,167      554,626      387,372       86,390

CONTRACT TRANSACTIONS
   Net contract purchase payments              299,330    1,025,038      307,641      208,153
   Transfer payments from (to) other
      subaccounts or general account          (540,839)     414,752       56,370    1,095,236
   Contract terminations, withdrawals,
      and other deductions                    (100,104)    (117,636)     (37,246)    (109,802)
                                            ----------   ----------   ----------   ----------
Increase (decrease) in net assets
   from contract transactions                 (341,613)   1,322,154      326,765    1,193,587
                                            ----------   ----------   ----------   ----------
Net increase (decrease) in net assets          477,554    1,876,780      714,137    1,279,977

NET ASSETS:
   Beginning of the period                   8,128,801    6,252,021    2,317,522    1,037,545
                                            ----------   ----------   ----------   ----------
   End of the period                        $8,606,355   $8,128,801   $3,031,659   $2,317,522
                                            ==========   ==========   ==========   ==========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                              DWS EQUITY 500 INDEX         CONTRAFUND(R)
                                                 VIP SUBACCOUNT              SUBACCOUNT
                                            -----------------------   -----------------------
                                               2006         2005         2006         2005
                                            ----------   ----------   ----------   ----------
OPERATIONS
   Net investment income (loss)             $   14,479   $   32,548   $   62,510   $  (17,893)
   Net realized capital gains (losses)
      on investments                            18,466      131,062    1,663,009      400,748
   Net change in unrealized appreciation/
      depreciation of investments              295,672      (31,182)    (855,796)     405,666
                                            ----------   ----------   ----------   ----------
Increase (decrease) in net assets
   from operations                             328,617      132,428      869,723      788,521

CONTRACT TRANSACTIONS
   Net contract purchase payments              429,746      334,819    1,212,137    1,208,074
   Transfer payments from (to) other
      subaccounts or general account            (4,742)    (893,467)     554,686    1,251,759
   Contract terminations, withdrawals,
      and other deductions                     (29,231)     (48,340)     (86,853)    (465,610)
                                            ----------   ----------   ----------   ----------
Increase (decrease) in net assets
   from contract transactions                  395,773     (606,988)   1,679,970    1,994,223
                                            ----------   ----------   ----------   ----------
Net increase (decrease) in net assets          724,390     (474,560)   2,549,693    2,782,744

NET ASSETS:
   Beginning of the period                   1,926,476    2,401,036    6,640,533    3,857,789
                                            ----------   ----------   ----------   ----------
   End of the period                        $2,650,866   $1,926,476   $9,190,226   $6,640,533
                                            ==========   ==========   ==========   ==========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                                     GROWTH                 BALANCED
                                                   SUBACCOUNT              SUBACCOUNT
                                            -----------------------   -------------------
                                               2006         2005        2006       2005
                                            ----------   ----------   -------   ---------
OPERATIONS
   Net investment income (loss)             $   (6,466)  $   (2,668)  $   229   $     680
   Net realized capital gains (losses)
      on investments                           108,361       81,861     2,266       9,063
   Net change in unrealized appreciation/
      depreciation of investments               94,027      119,854     2,084      (9,857)
                                            ----------   ----------   -------   ---------
Increase (decrease) in net assets
   from operations                             195,922      199,047     4,579        (114)

CONTRACT TRANSACTIONS
   Net contract purchase payments              331,157      254,781    10,758       6,943
   Transfer payments from (to) other
      subaccounts or general account          (488,061)     656,722    (4,046)   (122,089)
   Contract terminations, withdrawals,
      and other deductions                     (39,874)     (42,347)     (433)       (907)
                                            ----------   ----------   -------   ---------
Increase (decrease) in net assets
   from contract transactions                 (196,778)     869,156     6,279    (116,053)
                                            ----------   ----------   -------   ---------
Net increase (decrease) in net assets             (856)   1,068,203    10,858    (116,167)

NET ASSETS:
   Beginning of the period                   3,366,157    2,297,954    41,013     157,180
                                            ----------   ----------   -------   ---------
   End of the period                        $3,365,301   $3,366,157   $51,871   $  41,013
                                            ==========   ==========   =======   =========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                                 HIGH INCOME                MONEY MARKET
                                                  SUBACCOUNT                 SUBACCOUNT
                                            -----------------------   ------------------------
                                               2006         2005         2006         2005
                                            ----------   ----------   ----------   -----------
OPERATIONS
   Net investment income (loss)             $  29,551    $  149,582   $  163,834   $   115,081
   Net realized capital gains (losses)
      on investments                           (4,160)       76,040           --            --
   Net change in unrealized appreciation/
      depreciation of investments              20,574      (195,459)          --            --
                                            ---------    ----------   ----------   -----------
Increase (decrease) in net assets
   from operations                             45,965        30,163      163,834       115,081

CONTRACT TRANSACTIONS
   Net contract purchase payments               2,499        29,617      739,188     1,221,743
   Transfer payments from (to) other
      subaccounts or general account         (157,646)     (993,551)   1,521,435    (2,326,168)
   Contract terminations, withdrawals,
      and other deductions                     (7,549)      (29,362)    (202,968)     (210,732)
                                            ---------    ----------   ----------   -----------
Increase (decrease) in net assets
   from contract transactions                (162,696)     (993,296)   2,057,655    (1,315,157)
                                            ---------    ----------   ----------   -----------
Net increase (decrease) in net assets        (116,731)     (963,133)   2,221,489    (1,200,076)

NET ASSETS:
   Beginning of the period                    557,789     1,520,922    2,632,880     3,832,956
                                            ---------    ----------   ----------   -----------
   End of the period                        $ 441,058    $  557,789   $4,854,369   $ 2,632,880
                                            =========    ==========   ==========   ===========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                              T. ROWE PRICE MID-CAP        T. ROWE PRICE EQUITY
                                                GROWTH SUBACCOUNT           INCOME SUBACCOUNT
                                            -------------------------   -------------------------
                                                2006          2005          2006          2005
                                            -----------   -----------   -----------   -----------
OPERATIONS
   Net investment income (loss)             $   (75,857)  $   (60,015)  $   199,592   $   216,102
   Net realized capital gains (losses)
      on investments                          3,707,494     1,476,889     2,060,571     2,609,319
   Net change in unrealized appreciation/
      depreciation of investments            (2,791,338)      478,766     1,119,864    (2,207,498)
                                            -----------   -----------   -----------   -----------
Increase (decrease) in net assets
   from operations                              840,299     1,895,640     3,380,027       617,923

CONTRACT TRANSACTIONS
   Net contract purchase payments               750,994     2,465,204     1,666,063     3,425,386
   Transfer payments from (to) other
      subaccounts or general account         (3,184,609)      869,707    (4,855,435)   (2,814,101)
   Contract terminations, withdrawals,
      and other deductions                     (158,186)     (180,594)     (180,311)     (228,424)
                                            -----------   -----------   -----------   -----------
Increase (decrease) in net assets
   from contract transactions                (2,591,801)    3,154,317    (3,369,683)      382,861
                                            -----------   -----------   -----------   -----------
Net increase (decrease) in net assets        (1,751,502)    5,049,957        10,344     1,000,784

NET ASSETS:
   Beginning of the period                   15,999,494    10,949,537    19,863,111    18,862,327
                                            -----------   -----------   -----------   -----------
   End of the period                        $14,247,992   $15,999,494   $19,873,455   $19,863,111
                                            ===========   ===========   ===========   ===========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                                                            T. ROWE PRICE
                                             T. ROWE PRICE BLUE CHIP     INTERNATIONAL STOCK
                                                GROWTH SUBACCOUNT             SUBACCOUNT
                                            ------------------------   -----------------------
                                                2006         2005         2006         2005
                                            -----------   ----------   ----------   ----------
OPERATIONS
   Net investment income (loss)             $   (20,296)  $  (23,526)  $   47,707   $   72,786
   Net realized capital gains (losses)
      on investments                            393,487      480,981      570,681      140,083
   Net change in unrealized appreciation/
      depreciation of investments               233,500      (69,627)     520,497      543,408
                                            -----------   ----------   ----------   ----------
Increase (decrease) in net assets
   from operations                              606,691      387,828    1,138,885      756,277

CONTRACT TRANSACTIONS
   Net contract purchase payments               408,884      739,795      457,611      653,366
   Transfer payments from (to) other
      subaccounts or general account         (1,313,406)    (338,147)    (338,666)   1,382,496
   Contract terminations, withdrawals,
      and other deductions                      (73,555)    (102,767)     (83,727)     (72,464)
                                            -----------   ----------   ----------   ----------
Increase (decrease) in net assets
   from contract transactions                  (978,077)     298,881       35,218    1,963,398
                                            -----------   ----------   ----------   ----------
Net increase (decrease) in net assets          (371,386)     686,709    1,174,103    2,719,675

NET ASSETS:
   Beginning of the period                    7,634,278    6,947,569    6,388,041    3,668,366
                                            -----------   ----------   ----------   ----------
   End of the period                        $ 7,262,892   $7,634,278   $7,562,144   $6,388,041
                                            ===========   ==========   ==========   ==========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                              LARGE CAP GROWTH           FORTY
                                                 SUBACCOUNT            SUBACCOUNT
                                            -------------------   --------------------
                                              2006       2005       2006       2005
                                            -------   ---------   --------   ---------
OPERATIONS
   Net investment income (loss)             $  (105)  $     (83)  $   (695)  $  (1,161)
   Net realized capital gains (losses)
      on investments                            863      17,052     15,802      23,682
   Net change in unrealized appreciation/
      depreciation of investments               376     (21,959)    21,699         484
                                            -------   ---------   --------   ---------
Increase (decrease) in net assets
   from operations                            1,134      (4,990)    36,806      23,005

CONTRACT TRANSACTIONS
   Net contract purchase payments                 1         381     64,470     415,729
   Transfer payments from (to) other
      subaccounts or general account           (871)   (155,285)   (22,565)   (406,420)
   Contract terminations, withdrawals,
      and other deductions                     (318)       (606)    (5,813)     (4,814)
                                            -------   ---------   --------   ---------
Increase (decrease) in net assets
   from contract transactions                (1,188)   (155,510)    36,092       4,495
                                            -------   ---------   --------   ---------
Net increase (decrease) in net assets           (54)   (160,500)    72,898      27,500

NET ASSETS:
   Beginning of the period                   15,738     176,238    365,246     337,746
                                            -------   ---------   --------   ---------
   End of the period                        $15,684   $  15,738   $438,144   $ 365,246
                                            =======   =========   ========   =========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                              WORLDWIDE GROWTH      INTERNATIONAL GROWTH
                                                 SUBACCOUNT              SUBACCOUNT
                                            --------------------   ---------------------
                                              2006        2005        2006        2005
                                            --------   ---------   ----------   --------
OPERATIONS
   Net investment income (loss)             $    605   $     146   $   25,872   $  4,632
   Net realized capital gains (losses)
      on investments                           1,085     (16,552)     157,597     59,735
   Net change in unrealized appreciation/
      depreciation of investments              1,338       9,920      399,918    141,277
                                            --------   ---------   ----------   --------
Increase (decrease) in net assets
   from operations                             3,028      (6,486)     583,387    205,644

CONTRACT TRANSACTIONS
   Net contract purchase payments                 --     289,840        3,843      8,489
   Transfer payments from (to) other
      subaccounts or general account         (24,927)   (737,410)     679,930    181,228
   Contract terminations, withdrawals,
      and other deductions                      (907)     (1,748)     (16,222)    (9,243)
                                            --------   ---------   ----------   --------
Increase (decrease) in net assets
   from contract transactions                (25,834)   (449,318)     667,551    180,474
                                            --------   ---------   ----------   --------
Net increase (decrease) in net assets        (22,806)   (455,804)   1,250,938    386,118

NET ASSETS:
   Beginning of the period                    46,712     502,516      876,458    490,340
                                            --------   ---------   ----------   --------
   End of the period                        $ 23,906   $  46,712   $2,127,396   $876,458
                                            ========   =========   ==========   ========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                                                      AIM V.I. - GLOBAL
                                              AIM V.I. - DYNAMICS      HEALTH CARE FUND
                                                   SUBACCOUNT             SUBACCOUNT
                                            -----------------------   -----------------
                                               2006         2005        2006      2005
                                            ----------   ----------   -------   -------
OPERATIONS
   Net investment income (loss)             $  (15,224)  $   (9,360)  $  (655)  $  (233)
   Net realized capital gains (losses)
      on investments                           381,438      137,320     3,500     1,898
   Net change in unrealized appreciation/
      depreciation of investments               13,067      139,848     1,216     3,855
                                            ----------   ----------   -------   -------
Increase (decrease) in net assets
   from operations                             379,281      267,808     4,061     5,520

CONTRACT TRANSACTIONS
   Net contract purchase payments               55,623      698,949     2,133     3,616
   Transfer payments from (to) other
      subaccounts or general account          (324,766)    (145,940)   19,082     4,632
   Contract terminations, withdrawals,
      and other deductions                     (39,002)     (47,275)   (1,248)   (1,430)
                                            ----------   ----------   -------   -------
Increase (decrease) in net assets
      from contract transactions              (308,145)     505,734    19,967     6,818
                                            ----------   ----------   -------   -------
Net increase (decrease) in net assets           71,136      773,542    24,028    12,338

NET ASSETS:
   Beginning of the period                   3,033,628    2,260,086    70,653    58,315
                                            ----------   ----------   -------   -------
   End of the period                        $3,104,764   $3,033,628   $94,681   $70,653
                                            ==========   ==========   =======   =======


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                                  AIM V.I.            AIM V.I. -
                                                - TECHNOLOGY      FINANCIAL SERVICES
                                                 SUBACCOUNT           SUBACCOUNT
                                            -------------------   ------------------
                                              2006       2005       2006       2005
                                            -------   ---------   --------   -------
OPERATIONS
   Net investment income (loss)             $  (573)  $    (440)  $   (113)  $   319
   Net realized capital gains (losses)
      on investments                          1,696      34,002      3,446       236
   Net change in unrealized appreciation/
      depreciation of investments             5,842     (45,150)    (2,115)    1,479
                                            -------   ---------   --------   -------
Increase (decrease) in net assets
   from operations                            6,965     (11,588)     1,218     2,034

CONTRACT TRANSACTIONS
   Net contract purchase payments                --       3,078         --       189
   Transfer payments from (to) other
      subaccounts or general account          1,306    (188,706)   (29,999)   16,533
   Contract terminations, withdrawals,
      and other deductions                   (1,084)     (1,645)      (611)     (392)
                                            -------   ---------   --------   -------
Increase (decrease) in net assets
   from contract transactions                   222    (187,273)   (30,610)   16,330
                                            -------   ---------   --------   -------
Net increase (decrease) in net assets         7,187    (198,861)   (29,392)   18,364

NET ASSETS:
   Beginning of the period                   74,031     272,892     29,392    11,028
                                            -------   ---------   --------   -------
   End of the period                        $81,218   $  74,031   $     --   $29,392
                                            =======   =========   ========   =======


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                                    SHORT-TERM                 TOTAL RETURN
                                                    SUBACCOUNT                  SUBACCOUNT
                                            -------------------------   -------------------------
                                                2006          2005          2006          2005
                                            -----------   -----------   -----------   -----------
OPERATIONS
   Net investment income (loss)             $   450,652   $   253,958   $ 1,292,375   $   788,420
   Net realized capital gains (losses)
      on investments                            (46,987)      (14,164)      100,107       582,834
   Net change in unrealized appreciation/
      depreciation of investments                38,546       (16,745)     (239,400)     (825,460)
                                            -----------   -----------   -----------   -----------
Increase (decrease) in net assets
   from operations                              442,211       223,049     1,153,082       545,794

CONTRACT TRANSACTIONS
   Net contract purchase payments             1,132,259     4,109,842     3,799,053     5,158,398
   Transfer payments from (to) other
      subaccounts or general account         (2,587,191)     (542,263)    3,481,670    (1,207,061)
   Contract terminations, withdrawals,
      and other deductions                      (70,007)      (87,824)     (286,137)   (1,454,774)
                                            -----------   -----------   -----------   -----------
Increase (decrease) in net assets
   from contract transactions                (1,524,939)    3,479,755     6,994,586     2,496,563
                                            -----------   -----------   -----------   -----------
Net increase (decrease) in net assets        (1,082,728)    3,702,804     8,147,668     3,042,357

NET ASSETS:
   Beginning of the period                   12,545,070     8,842,266    25,698,494    22,656,137
                                            -----------   -----------   -----------   -----------
   End of the period                        $11,462,342   $12,545,070   $33,846,162   $25,698,494
                                            ===========   ===========   ===========   ===========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                             STOCKSPLUS GROWTH AND       U.S. MID CAP
                                                INCOME SUBACCOUNT      VALUE SUBACCOUNT
                                            -----------------------   -----------------
                                               2006         2005        2006      2005
                                            ----------   ----------   -------   -------
OPERATIONS
   Net investment income (loss)             $  202,740   $   88,376   $  (715)  $  (188)
   Net realized capital gains (losses)
      on investments                           277,765      145,192    11,495     1,396
   Net change in unrealized appreciation/
      depreciation of investments               85,153      (72,172)    1,528     4,713
                                            ----------   ----------   -------   -------
Increase (decrease) in net assets
   from operations                             565,658      161,396    12,308     5,921

CONTRACT TRANSACTIONS
   Net contract purchase payments              359,336    1,783,145    14,497     8,543
   Transfer payments from (to) other
      subaccounts or general account          (724,074)     (82,058)   (5,613)    5,992
   Contract terminations, withdrawals,
      and other deductions                     (49,937)    (347,119)     (660)     (912)
                                            ----------   ----------   -------   -------
Increase (decrease) in net assets
   from contract transactions                 (414,675)   1,353,968     8,224    13,623
                                            ----------   ----------   -------   -------
Net increase (decrease) in net assets          150,983    1,515,364    20,532    19,544

NET ASSETS:
   Beginning of the period                   4,650,250    3,134,886    59,053    39,509
                                            ----------   ----------   -------   -------
   End of the period                        $4,801,233   $4,650,250   $79,585   $59,053
                                            ==========   ==========   =======   =======


See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                             EMERGING MARKETS       ROYCE SMALL-CAP
                                            EQUITY SUBACCOUNT          SUBACCOUNT
                                            -----------------   -----------------------
                                              2006      2005       2006         2005
                                            -------   -------   ----------   ----------
OPERATIONS
   Net investment income (loss)             $  (159)  $   (94)  $   (8,320)  $   (5,394)
   Net realized capital gains (losses)
      on investments                          6,114     1,407      163,069      121,895
   Net change in unrealized appreciation/
      depreciation of investments             2,306     2,938       84,219      (14,491)
                                            -------   -------   ----------   ----------
Increase (decrease) in net assets
   from operations                            8,261     4,251      238,968      102,010

CONTRACT TRANSACTIONS
   Net contract purchase payments             8,670     9,701      202,809      207,473
   Transfer payments from (to) other
      subaccounts or general account         (4,380)   (4,518)     147,810      692,590
   Contract terminations, withdrawals,
      and other deductions                     (318)     (278)     (19,012)    (566,628)
                                            -------   -------   ----------   ----------
Increase (decrease) in net assets
   from contract transactions                 3,972     4,905      331,607      333,435
                                            -------   -------   ----------   ----------
Net increase (decrease) in net assets        12,233     9,156      570,575      435,445

NET ASSETS:
   Beginning of the period                   18,989     9,833    1,090,503      655,058
                                            -------   -------   ----------   ----------
   End of the period                        $31,222   $18,989   $1,661,078   $1,090,503
                                            =======   =======   ==========   ==========


See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                   VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 3c1, 2006 AND 2005, EXCEPT AS NOTED



                                                                              FIRST EAGLE
                                                 ROYCE MICRO-CAP       OVERSEAS VARIABLE FUND
                                                   SUBACCOUNT                 SUBACCOUNT
                                            ------------------------   ------------------------
                                                2006         2005          2006         2005
                                            -----------   ----------   -----------   ----------
OPERATIONS
   Net investment income (loss)             $   (20,184)  $    6,622   $   683,413   $  110,657
   Net realized capital gains (losses)
      on investments                          1,165,067      173,222     2,770,445      487,533
   Net change in unrealized appreciation/
      depreciation of investments                40,831      378,183    (1,535,908)     330,852
                                            -----------   ----------   -----------   ----------
Increase (decrease) in net assets
      from operations                         1,185,714      558,027     1,917,950      929,042

CONTRACT TRANSACTIONS
   Net contract purchase payments               756,297      697,214     1,272,003      368,798
   Transfer payments from (to) other
      subaccounts or general account         (1,222,010)    (499,267)    1,931,393    2,546,395
   Contract terminations, withdrawals,
      and other deductions                      (73,428)     (64,964)     (128,495)     (81,483)
                                            -----------   ----------   -----------   ----------
Increase (decrease) in net assets
   from contract transactions                  (539,141)     132,983     3,074,901    2,833,710
                                            -----------   ----------   -----------   ----------
Net increase (decrease) in net assets           646,573      691,010     4,992,851    3,762,752

NET ASSETS:
   Beginning of the period                    6,095,569    5,404,559     6,425,657    2,662,905
                                            -----------   ----------   -----------   ----------
   End of the period                        $ 6,742,142   $6,095,569   $11,418,508   $6,425,657
                                            ===========   ==========   ===========   ==========


See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                                THIRD AVENUE VALUE
                                                     PORTFOLIO               REAL RETURN
                                                    SUBACCOUNT                SUBACCOUNT
                                             -----------------------   -----------------------
                                                2006          2005        2006         2005
                                             ----------   ----------   ----------   ----------
OPERATIONS
   Net investment income (loss)              $   14,218   $    7,189   $   68,242   $   23,501
   Net realized capital gains (losses)
      on investments                            193,326       49,854       22,965        9,071
   Net change in unrealized appreciation/
      depreciation of investments                21,308       58,021      (47,226)     (12,125)
                                             ----------   ----------   ----------   ----------
Increase (decrease) in net assets
   from operations                              228,852      115,064       43,981       20,447

CONTRACT TRANSACTIONS
   Net contract purchase payments               144,803      177,497      170,677       98,785
   Transfer payments from (to) other
      subaccounts or general account            173,333      477,139      655,752      859,315
   Contract terminations, withdrawals,
      and other deductions                      (18,861)     (10,394)     (20,097)     (13,805)
                                             ----------   ----------   ----------   ----------
Increase (decrease) in net assets
   from contract transactions                   299,275      644,242      806,332      944,295
                                             ----------   ----------   ----------   ----------
Net increase (decrease) in net assets           528,127      759,306      850,313      964,742

NET ASSETS:
   Beginning of the period                    1,380,662      621,356    1,241,839      277,097
                                             ----------   ----------   ----------   ----------
   End of the period                         $1,908,789   $1,380,662   $2,092,152   $1,241,839
                                             ==========   ==========   ==========   ==========


See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                                 T. ROWE PRICE
                                               LIMITED-TERM BOND            GROWTH FUND
                                                   SUBACCOUNT                SUBACCOUNT
                                            -----------------------   -----------------------
                                               2006         2005         2006        2005(1)
                                            ----------   ----------   ----------   ----------
OPERATIONS
   Net investment income (loss)             $   62,226   $   42,884   $   11,482   $    5,373
   Net realized capital gains (losses)
      on investments                           (19,399)      (4,255)      19,613          932
   Net change in unrealized appreciation/
      depreciation of investments               17,079      (17,877)     183,428      160,357
                                            ----------   ----------   ----------   ----------
Increase (decrease) in net assets
   from operations                              59,906       20,752      214,523      166,662

CONTRACT TRANSACTIONS
   Net contract purchase payments               59,065      162,353      435,731           --
   Transfer payments from (to) other
      subaccounts or general account          (494,495)   1,661,508           (8)   1,807,306
   Contract terminations, withdrawals,
      and other deductions                     (21,398)     (19,371)     (26,885)      (3,529)
                                            ----------   ----------   ----------   ----------
Increase (decrease) in net assets
   from contract transactions                 (456,828)   1,804,490      408,838    1,803,777
                                            ----------   ----------   ----------   ----------
Net increase (decrease) in net assets         (396,922)   1,825,242      623,361    1,970,439

NET ASSETS:
   Beginning of the period                   2,311,391      486,149    1,970,439           --
                                            ----------   ----------   ----------   ----------
   End of the period                        $1,914,469   $2,311,391   $2,593,800   $1,970,439
                                            ==========   ==========   ==========   ==========


See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                                                                      LOW
                                               INTERNATIONAL FUND      ALL ASSET    DURATION
                                                   SUBACCOUNT         SUBACCOUNT   SUBACCOUNT
                                            -----------------------   ----------   ----------
                                               2006        2005(1)      2006(1)      2006(1)
                                            ----------   ----------   ----------   ----------
OPERATIONS
   Net investment income (loss)             $   14,772   $   12,001    $ 29,194    $  121,094
   Net realized capital gains (losses)
      on investments                            17,636          442       1,999           256
   Net change in unrealized appreciation/
      depreciation of investments              217,219       95,320       4,009        23,086
                                            ----------   ----------    --------    ----------
Increase (decrease) in net assets
   from operations                             249,627      107,763      35,202       144,436

CONTRACT TRANSACTIONS
   Net contract purchase payments              261,438           --           1            --
   Transfer payments from (to) other
      subaccounts or general account                 6    1,084,392     680,575     4,435,777
   Contract terminations, withdrawals,
      and other deductions                     (11,263)      (2,078)     (3,202)      (21,807)
                                            ----------   ----------    --------    ----------
Increase (decrease) in net assets
   from contract transactions                  250,181    1,082,314     677,374     4,413,970
                                            ----------   ----------    --------    ----------
Net increase (decrease) in net assets          499,808    1,190,077     712,576     4,558,406

NET ASSETS:
   Beginning of the period                   1,190,077           --          --            --
                                            ----------   ----------    --------    ----------
   End of the period                        $1,689,885   $1,190,077    $712,576    $4,558,406
                                            ==========   ==========    ========    ==========


See accompanying notes.

                       WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
             YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                            AIM V.I. CAPITAL
                                              APPRECIATION
                                               SUBACCOUNT
                                                2006(1)
                                            ----------------
OPERATIONS
   Net investment income (loss)                 $  (234)
   Net realized capital gains (losses)
      on investments                                (49)
   Net change in unrealized appreciation/
      depreciation of investments                   308
                                                -------
Increase (decrease) in net assets
   from operations                                   25

CONTRACT TRANSACTIONS
   Net contract purchase payments                    --
   Transfer payments from (to) other
      subaccounts or general account             73,363
   Contract terminations, withdrawals,
      and other deductions                         (773)
                                                -------
Increase (decrease) in net assets
   from contract transactions                    72,590
                                                -------
Net increase (decrease) in net assets            72,615

NET ASSETS:
   Beginning of the period                           --
                                                -------
   End of the period                            $72,615
                                                =======


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006



1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


ORGANIZATION

The WRL Series Life Corporate Account (the "Separate Account"), is a segregated investment account of the Western Reserve Life Assurance Co. of Ohio ("Western Reserve"), an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment portfolios (the Series Funds). Each Series Fund is registered as an open-end management investment company under the investment company act of 1940, as amended. Activity in these specific subaccounts is available to contract owners of the Variable Adjustable Insurance Policy, offered by Western Reserve.

SUBACCOUNT INVESTMENT BY FUND:


Vanguard Variable Insurance Fund
   Vanguard VIF Balanced Portfolio
   Vanguard VIF Diversified Value Portfolio
   Vanguard VIF Equity Income Portfolio
   Vanguard VIF Equity Index Portfolio
   Vanguard VIF Growth Portfolio
   Vanguard VIF Mid-Cap Index Portfolio
   Vanguard VIF REIT Index Portfolio
   Vanguard VIF Small Company Growth Portfolio
   Vanguard VIF International Portfolio
   Vanguard VIF Money Market Portfolio
   Vanguard VIF Total Bond Market Index Portfolio
   Vanguard VIF High Yield Bond Portfolio
   Vanguard VIF Short-Term Investment-Grade Portfolio
   Vanguard VIF Total Stock Market Index Portfolio
   Vanguard VIF Capital Growth Portfolio
DWS Investments VIT Funds
   DWS Equity 500 Index VIP (Class A)
   DWS Small Cap Index VIP (Class A)
Fidelity Variable Insurance Products Funds
   Growth Opportunities Portfolio
   Contrafund(R) Portfolio
   Growth Portfolio
   Balanced Portfolio
   High Income Portfolio
   Money Market Portfolio
T. Rowe Price Equity Series, Inc.
   T. Rowe Price Mid-Cap Growth Portfolio
   T. Rowe Price Equity Income Portfolio
   T. Rowe Price New America Growth Portfolio
   T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Fixed Income Series, Inc.
   T. Rowe Price Limited-Term Bond Portfolio
T. Rowe Price International Series, Inc.
   T. Rowe Price International Stock Portfolio
Janus Aspen Series
   Large Cap Growth Portfolio
   Forty Portfolio
   Worldwide Growth Portfolio
   Flexible Bond Portfolio
   Mid Cap Growth
   International Growth Portfolio
AIM Variable Insurance Funds
   AIM V.I. - Dynamics Fund
   AIM V.I. - Global Health Care Fund
   AIM V.I. - Technology Fund
   AIM V.I. - Small Cap Growth Fund
   AIM V.I. - Capital Appreciation Fund
   AIM V.I. - Financial Services Fund
PIMCO Variable Insurance Trust
   Short-Term Portfolio (Institutional Class)
   Total Return Portfolio (Institutional Class)
   StocksPLUS Growth and Income Portfolio (Institutional Class)
   All Asset Portfolio (Administrative Class)
   Real Return Portfolio (Institutional Class)
   Low Duration Portfolio (Institutional Class)
The Universal Institutional Funds, Inc.
   U.S. Mid Cap Value Portfolio
   Emerging Markets Equity Portfolio
   Emerging Markets Debt Portfolio
Royce Capital Fund
   Royce Small-Cap Portfolio
   Royce Micro-Cap Portfolio
First Eagle Variable Funds, Inc
   First Eagle Overseas Variable Fund
Third Avenue Variable Series Trust
   Third Avenue Value Portfolio
American Funds Insurance Series
   Global Small Capitalization Fund
   Growth Fund
   International fund
   New World Fund

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006



1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



The following Portfolio name changes were made effective during the fiscal year ended December 31, 2006:



PORTFOLIO                               FORMERLY
---------                               --------
AIM Variable Insurance Funds            AIM Variable Insurance Funds
   AIM VI Small Cap Growth Fund            AIM VI Small Company Growth Fund
DWS Investments VIT Funds               Scudder Investment VIT Funds
   DWS Small Cap Index VIP (Class A)       Scudder VIT Small Cap Index Fund
   DWS Equity 500 Index VIP (Class A)      Scudder VIT Equity 500 Index Fund



The following Portfolio mergers were made effective during the fiscal year ended December 31, 2006:



PORTFOLIO                             FORMERLY
---------                             --------
AIM Variable Insurance Funds          AIM Variable Insurance Funds
   AIM VI Capital Appreciation Fund      AIM VI Growth Fund



Each period reported on reflects a full twelve month period except as follows:



SUBACCOUNT                                      INCEPTION DATE
----------                                      --------------
All Asset Portfolio (Administrative Class)     February 1, 2006
Low Duration Portfolio (Institutional Class)   February 1, 2006
AIM VI Capital Appreciation Fund               May 1, 2006
Global Small Capitalization Fund (Class 2)     May 25, 2005
Growth Fund (Class 2)                          May 25, 2005
International Fund (Class 2)                   May 25, 2005
New World Fund (Class 2)                       May 25, 2005
First Eagle Overseas Variable Fund             May 1, 2004
Third Avenue Value Portfolio                   May 1, 2004
Real Return Portfolio (Institutional Class)    May 1, 2004
T. Rowe Price Limited-Term Bond Portfolio      May 1, 2004


INVESTMENTS


Net purchase payments received by the Separate Account are invested in the portfolios of the Series Funds as selected by the contract owners. Investments are stated at the closing net asset values per share as of December 31, 2006.



Realized capital gains and losses from sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains and losses from investments in the Series Funds are credited or charged to contract owners' equity.


DIVIDEND INCOME


Dividends received from the Series Fund investments are reinvested to purchase additional mutual fund shares.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006



2.   INVESTMENTS



The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2006 were as follows:



                                                      PURCHASES       SALES
                                                     -----------   -----------
Vanguard Variable Insurance Fund
   Vanguard VIF Balanced Portfolio                   $ 3,722,119   $ 3,387,078
   Vanguard VIF Diversified Value Portfolio              964,567     1,125,385
   Vanguard VIF Equity Income Portfolio                  194,931       390,332
   Vanguard VIF Equity Index Portfolio                 9,322,448     7,421,616
   Vanguard VIF Growth Portfolio                          90,433       103,869
   Vanguard VIF Mid-Cap Index Portfolio                3,730,593     1,986,749
   Vanguard VIF REIT Index Portfolio                   1,272,194       474,751
   Vanguard VIF Small Company Growth Portfolio         5,275,876     4,752,564
   Vanguard VIF International Portfolio                5,603,199     3,153,223
   Vanguard VIF Money Market Portfolio                19,696,825    16,513,842
   Vanguard VIF Total Bond Market Index Portfolio      1,388,557       871,804
   Vanguard VIF High Yield Bond Portfolio              1,439,315       329,918
   Vanguard VIF Short-Term Investment-Grade
      Portfolio                                          999,010        41,555
   Vanguard VIF Total Stock Market Index Portfolio       202,634       169,593
   Vanguard VIF Capital Growth Portfolio               2,288,436     2,283,390
DWS Investments VIT Funds
   DWS Equity 500 Index VIP (Class A)                  1,327,808       877,106
   DWS Small Cap Index VIP (Class A)                     549,586       139,385
Fidelity Variable Insurance Products Funds
   Contrafund(R) Portfolio                             5,261,618     2,804,387
   Growth Portfolio                                      946,060     1,149,296
   Balanced Portfolio                                     19,061        11,125
   High Income Portfolio                                  95,196       228,348
   Money Market Portfolio                              4,897,725     2,676,590
T. Rowe Price Equity Series, Inc.
   T. Rowe Price Mid-Cap Growth Portfolio              6,420,989     7,327,187
   T. Rowe Price Equity Income Portfolio               5,419,231     8,044,314
   T. Rowe Price Blue Chip Growth Portfolio            1,548,651     2,547,025
T. Rowe Price Fixed Income Series, Inc.
   T. Rowe Price Limited-Term Bond Portfolio             718,961     1,113,696
T. Rowe Price International Series, Inc.
   T. Rowe Price International Stock Portfolio         2,223,427     2,115,542
Janus Aspen Series
   Large Cap Growth Portfolio                             11,256        12,549

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006



2.   INVESTMENTS (CONTINUED)



   Forty Portfolio                                   $   152,421   $   117,020
   Worldwide Growth Portfolio                              9,705        34,933
   International Growth Portfolio                      1,003,123       309,696
AIM Variable Insurance Funds
   AIM V.I. - Dynamics Fund                              926,884     1,250,372
   AIM V.I. - Global Health Care Fund                     49,004        29,691
   AIM V.I. - Technology Fund                             12,511        12,861
   AIM V.I. - Capital Appreciation Fund                   73,487           933
   AIM V.I. - Financial Services Fund                     76,476       107,198
PIMCO Variable Insurance Trust
   Short-Term Portfolio (Institutional Class)         11,192,009    12,267,388
   Total Return Portfolio (Institutional Class)       14,178,470     5,705,571
   StocksPLUS Growth and Income Portfolio
      (Institutional Class)                            1,548,350     1,760,318
   Real Return Portfolio (Institutional Class)         2,408,690     1,480,795
   Low Duration Portfolio (Institutional Class)        4,604,168        69,453
   All Asset Portfolio (Administrative Class)            721,538        13,189
The Universal Institutional Funds, Inc.
   U.S. Mid Cap Value Portfolio                           32,580        16,720
   Emerging Markets Equity Portfolio                      20,395        15,988
Royce Capital Fund
   Royce Small-Cap Portfolio                             910,108       512,062
   Royce Micro-Cap Portfolio                           3,977,869     4,184,384
First Eagle Variable Funds, Inc
   First Eagle Overseas Variable Fund                  7,493,803     1,270,952
Third Avenue Variable Series Trust
   Third Avenue Value Portfolio                        1,137,026       740,860
American Funds Insurance Series
   Growth Fund                                           470,885        35,253
   International fund                                    301,362        22,322

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006



3.   ACCUMULATION UNITS OUTSTANDING


A summary of changes in accumulation units outstanding follows:


                                       VANGUARD VIF    VANGUARD VIF
                        VANGUARD VIF    DIVERSIFIED       EQUITY       VANGUARD VIF   VANGUARD VIF
                          BALANCED         VALUE          INCOME       EQUITY INDEX      GROWTH
                         SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                        ------------   ------------   -------------   -------------   ------------
Units outstanding at
   January 1, 2005        3,737,477      1,676,997        320,768       21,836,700       235,613
   Units purchased        4,447,169      1,567,868        442,595       25,019,125       240,592
   Units redeemed and
      transferred        (3,737,477)    (1,676,997)      (320,768)     (21,836,700)     (235,613)
                         ----------     ----------       --------      -----------      --------
Units outstanding at
   December 31, 2005      4,447,169      1,567,868        442,595       25,019,125       240,592
   Units purchased        4,395,558      1,415,984        270,078       24,406,253       229,059
   Units redeemed and
      transferred        (4,447,169)    (1,567,868)      (442,595)     (25,019,125)     (240,592)
                         ----------     ----------       --------      -----------      --------
Units outstanding at
   December 31, 2006      4,395,558      1,415,984        270,078       24,406,253       229,059
                         ==========     ==========       ========      ===========      ========



                        VANGUARD VIF                   VANGUARD VIF
                           MID-CAP     VANGUARD VIF   SMALL COMPANY    VANGUARD VIF   VANGUARD VIF
                            INDEX       REIT INDEX        GROWTH      INTERNATIONAL   MONEY MARKET
                         SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                        ------------   ------------   -------------   -------------   ------------
Units outstanding at
   January 1, 2005        2,670,338       135,064        5,545,480       2,452,212      22,862,515
   Units purchased        4,234,772       163,297        5,625,493       3,973,588      23,377,124
   Units redeemed and
      transferred        (2,670,338)     (135,064)      (5,545,480)     (2,452,212)    (22,862,515)
                         ----------      --------       ----------      ----------     -----------
Units outstanding at
   December 31, 2005      4,234,772       163,297        5,625,493       3,973,588      23,377,124
   Units purchased        4,924,078       484,968        5,265,398       5,121,873      25,057,969
   Units redeemed and
      transferred        (4,234,772)     (163,297)      (5,625,493)     (3,973,588)    (23,377,124)
                         ----------      --------       ----------      ----------     -----------
Units outstanding at
   December 31, 2006      4,924,078       484,968        5,265,398       5,121,873      25,057,969
                         ==========      ========       ==========      ==========     ===========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006



3.   ACCUMULATION UNITS OUTSTANDING (CONTINUED)



                                                       VANGUARD VIF
                        VANGUARD VIF   VANGUARD VIF     SHORT-TERM    VANGUARD VIF   VANGUARD VIF
                         TOTAL BOND     HIGH YIELD     INVESTMENT-     TOTAL STOCK      CAPITAL
                        MARKET INDEX       BOND           GRADE       MARKET INDEX      GROWTH
                         SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                        ------------   ------------   -------------   ------------   ------------
Units outstanding at
   January 1, 2005        1,884,728        155,594        199,073        262,977       4,085,378
   Units purchased        1,421,319        392,574        105,607        154,707       4,932,872
   Units redeemed and
      transferred        (1,884,728)      (155,594)      (199,073)      (262,977)     (4,085,378)
                         ----------      ---------       --------       --------      ----------
Units outstanding at
   December 31, 2005      1,421,319        392,574        105,607        154,707       4,932,872
   Units purchased        1,806,675      1,139,595        930,306        161,225       4,678,725
   Units redeemed and
      transferred        (1,421,319)      (392,574)      (105,607)      (154,707)     (4,932,872)
                         ----------      ---------       --------       --------      ----------
Units outstanding at
   December 31, 2006      1,806,675      1,139,595        930,306        161,225       4,678,725
                         ==========      =========       ========       ========      ==========



                          DWS SMALL     DWS EQUITY
                          CAP INDEX     500 INDEX
                             VIP            VIP       CONTRAFUND(R)      GROWTH       BALANCED
                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                        ------------   ------------   -------------   ------------   ------------
Units outstanding at
   January 1, 2005          753,609      2,679,922       3,410,818      3,210,164       144,287
   Units purchased        1,614,514      2,054,187       5,020,772      4,444,735        35,597
   Units redeemed and
      transferred          (753,609)    (2,679,922)     (3,410,818)    (3,210,164)     (144,287)
                         ----------     ----------      ----------     ----------      --------
Units outstanding at
   December 31, 2005      1,614,514      2,054,187       5,020,772      4,444,735        35,597
   Units purchased        1,797,599      2,446,829       6,219,833      4,158,734        40,302
   Units redeemed and
      transferred        (1,614,514)    (2,054,187)     (5,020,772)    (4,444,735)      (35,597)
                         ----------     ----------      ----------     ----------      --------
Units outstanding at
   December 31, 2006      1,797,599      2,446,829       6,219,833      4,158,734        40,302
                         ==========     ==========      ==========     ==========      ========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006



3.   ACCUMULATION UNITS OUTSTANDING (CONTINUED)



                                                          T. ROWE                         T. ROWE
                                                       PRICE MID-CAP   T. ROWE PRICE     PRICE BLUE
                         HIGH INCOME    MONEY MARKET       GROWTH      EQUITY INCOME    CHIP GROWTH
                          SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                        -------------   ------------   -------------   -------------   -------------
Units outstanding at
   January 1, 2005         1,522,766      3,330,871       7,854,040      12,977,034       7,525,798
   Units purchased           543,778      2,220,599      10,002,372      13,149,937       7,806,050
   Units redeemed and
      transferred         (1,522,766)    (3,330,871)     (7,854,040)    (12,977,034)     (7,525,798)
                          ----------     ----------     -----------     -----------      ----------
Units outstanding at
   December 31, 2005         543,778      2,220,599      10,002,372      13,149,937       7,806,050
   Units purchased           386,540      3,903,635       8,352,988      11,059,074       6,771,700
   Units redeemed and
      transferred           (543,778)    (2,220,599)    (10,002,372)    (13,149,937)     (7,806,050)
                          ----------     ----------     -----------     -----------      ----------
Units outstanding at
   December 31, 2006         386,540      3,903,635       8,352,988      11,059,074       6,771,700
                          ==========     ==========     ===========     ===========      ==========



                        T. ROWE PRICE
                        INTERNATIONAL     LARGE CAP                      WORLDWIDE     INTERNATIONAL
                            STOCK          GROWTH          FORTY           GROWTH          GROWTH
                          SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                        -------------   ------------   -------------   -------------   -------------
Units outstanding at
   January 1, 2005         4,618,660       264,228         423,355         767,325         554,583
   Units purchased         6,931,491        22,625         405,707          67,376         749,319
   Units redeemed and
      transferred         (4,618,660)     (264,228)       (423,355)       (767,325)       (554,583)
                          ----------      --------        --------        --------       ---------
Units outstanding at
   December 31, 2005       6,931,491        22,625         405,707          67,376         749,319
   Units purchased         6,890,091        20,244         445,090          29,172       1,237,094
   Units redeemed and
      transferred         (6,931,491)      (22,625)       (405,707)        (67,376)       (749,319)
                          ----------      --------        --------        --------       ---------
Units outstanding at
   December 31, 2006       6,890,091        20,244         445,090          29,172       1,237,094
                          ==========      ========        ========        ========       =========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006



3.   ACCUMULATION UNITS OUTSTANDING (CONTINUED)



                                       AIM V.I. -
                                         GLOBAL                  AIM V.I. -
                         AIM V.I. -      HEALTH     AIM V.I. -    FINANCIAL
                          DYNAMICS      CARE FUND   TECHNOLOGY    SERVICES     SHORT-TERM
                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        ------------   ----------   ----------   ----------   -----------
Units outstanding at
   January 1, 2005        3,124,242       50,869      780,843        7,644      7,408,605
   Units purchased        3,787,522       56,989      207,323       19,238     10,237,289
   Units redeemed and
      transferred        (3,124,242)     (50,869)    (780,843)      (7,644)    (7,408,605)
                         ----------      -------     --------      -------    -----------
Units outstanding at
   December 31, 2005      3,787,522       56,989      207,323       19,238     10,237,289
   Units purchased        3,338,424       72,572      205,874           --      8,956,004
   Units redeemed and
      transferred        (3,787,522)     (56,989)    (207,323)     (19,238)   (10,237,289)
                         ----------      -------     --------      -------    -----------
Units outstanding at
   December 31, 2006      3,338,424       72,572      205,874           --      8,956,004
                         ==========      =======     ========      =======    ===========



                                       STOCKSPLUS                 EMERGING
                                       GROWTH AND    U.S. MID      MARKETS       ROYCE
                        TOTAL RETURN     INCOME      CAP VALUE     EQUITY      SMALL-CAP
                         SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        ------------   ----------   ----------   ----------   -----------
Units outstanding at
   January 1, 2005        15,835,258    3,316,220      35,045       6,864        489,342
   Units purchased        17,505,238    4,744,814      46,639       9,903        750,399
   Units redeemed and
      transferred        (15,835,258)  (3,316,220)    (35,045)     (6,864)      (489,342)
                         -----------   ----------     -------      ------       --------
Units outstanding at
   December 31, 2005      17,505,238    4,744,814      46,639       9,903        750,399
   Units purchased        22,166,979    4,255,692      52,076      11,873        989,051
   Units redeemed and
      transferred        (17,505,238)  (4,744,814)    (46,639)     (9,903)      (750,399)
                         -----------   ----------     -------      ------       --------
Units outstanding at
   December 31, 2006      22,166,979    4,255,692      52,076      11,873        989,051
                         ===========   ==========     =======      ======       ========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006



3.   ACCUMULATION UNITS OUTSTANDING (CONTINUED)



                                      FIRST EAGLE
                                        OVERSEAS         THIRD                       T. ROWE PRICE
                           ROYCE        VARIABLE      AVENUE VALUE                    LIMITED-TERM
                         MICRO-CAP        FUND         PORTFOLIO      REAL RETURN         BOND
                        SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                        ----------   -------------   -------------   -------------   -------------
Units outstanding at
   January 1, 2005       4,042,509      2,089,513         518,249         259,654         478,185
   Units purchased       4,106,190      4,151,386       1,004,603       1,138,041       2,234,480
   Units redeemed and
      transferred       (4,042,509)    (2,089,513)       (518,249)       (259,654)       (478,185)
                        ----------     ----------      ----------      ----------      ----------
Units outstanding at
   December 31, 2005     4,106,190      4,151,386       1,004,603       1,138,041       2,234,480
   Units purchased       3,732,070      5,897,859       1,199,584       1,900,729       1,778,391
   Units redeemed and
      transferred       (4,106,190)    (4,151,386)     (1,004,603)     (1,138,041)     (2,234,480)
                        ----------     ----------      ----------      ----------      ----------
Units outstanding at
   December 31, 2006     3,732,070      5,897,859       1,199,584       1,900,729       1,778,391
                        ==========     ==========      ==========      ==========      ==========



                                                                                        AIM V.I.
                          GROWTH     INTERNATIONAL                                      CAPITAL
                           FUND           FUND         ALL ASSET      LOW DURATION    APPRECIATION
                        SUBACCOUNT     SUBACCOUNT    SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
                        ----------   -------------   -------------   -------------   -------------
Units outstanding at
   January 1, 2005              --            --             --               --             --
   Units purchased       1,642,428       956,516             --               --             --
   Units redeemed and
      transferred               --            --             --               --             --
                        ----------     ---------        -------        ---------         ------
Units outstanding at
   December 31, 2005     1,642,428       956,516             --               --             --
   Units purchased       1,961,603     1,141,579        588,781        4,382,459         72,823
   Units redeemed and
      transferred       (1,642,428)     (956,516)            --               --             --
                        ----------     ---------        -------        ---------         ------
Units outstanding at
   December 31, 2006     1,961,603     1,141,579        588,781        4,382,459         72,823
                        ==========     =========        =======        =========         ======

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006



4.   FINANCIAL HIGHLIGHTS


The Separate Account has presented the following disclosures required by AICPA Audit and Accounting Guide for Investment Companies.


                                          UNIT                 INVESTMENT
                YEAR                      FAIR       NET         INCOME     EXPENSE     TOTAL
SUBACCOUNT      ENDED          UNITS     VALUE      ASSETS       RATIO*     RATIO**   RETURN***
----------   ----------     ----------   -----   -----------   ----------   -------   ---------
Vanguard VIF Balanced
             12/31/2006      4,395,558   $1.62   $ 7,122,734       2.66%      0.70%      14.96%
             12/31/2005      4,447,169    1.41     6,268,506       2.63       0.70        6.83
             12/31/2004      3,737,477    1.32     4,931,414       2.18       0.70       11.29
             12/31/2003      1,902,319    1.19     2,255,416       2.99       0.70       20.45
             12/31/2002        831,943    0.98       818,912       2.37       0.70       (6.73)
Vanguard VIF Diversified Value
             12/31/2006      1,415,984    1.77     2,500,698       1.90       0.70       18.88
             12/31/2005      1,567,868    1.49     2,329,265       1.53       0.70        7.61
             12/31/2004      1,676,997    1.38     2,315,105       1.44       0.70       20.46
             12/31/2003        500,048    1.15       573,057       1.00       0.70       31.12
             12/31/2002         45,050    0.87        39,374       1.43       0.70      (14.24)
Vanguard VIF Equity Income
             12/31/2006        270,078    1.55       418,916       3.00       0.70       20.70
             12/31/2005        442,595    1.29       568,788       2.56       0.70        4.14
             12/31/2004        320,768    1.23       395,848       2.60       0.70       13.32
             12/31/2003        276,270    1.09       300,871       2.36       0.70       24.44
             12/31/2002        168,020    0.88       147,047       2.67       0.70      (13.77)
Vanguard VIF Equity Index
             12/31/2006     24,406,253    1.45    35,328,418       1.68       0.70       15.71
             12/31/2005     25,019,125    1.25    31,299,150       1.66       0.70        4.79
             12/31/2004     21,836,700    1.19    26,068,063       1.09       0.70       10.80
             12/31/2003     13,850,463    1.08    14,922,060       1.42       0.70       28.47
             12/31/2002      3,658,401    0.84     3,068,055       0.43       0.70      (22.11)
Vanguard VIF Growth
             12/31/2006        229,059    1.12       256,007       0.39       0.70        1.91
             12/31/2005        240,592    1.10       263,844       0.51       0.70       11.49
             12/31/2004        235,613    0.98       231,749       0.41       0.70        7.25
             12/31/2003        178,777    0.92       163,956       0.38       0.70       26.13
             12/31/2002         99,646    0.73        72,454       0.43       0.70      (35.89)
Vanguard VIF Mid-Cap Index
             12/31/2006      4,924,078    2.05    10,075,702       1.04       0.70       13.75
             12/31/2005      4,234,772    1.80     7,617,619       0.87       0.70       13.97
             12/31/2004      2,670,338    1.58     4,214,518       0.69       0.70       20.32
             12/31/2003      1,600,380    1.31     2,099,341       0.43       0.70       34.06
             12/31/2002        372,853    0.98       364,845       0.38       0.70      (14.65)

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006



4.   FINANCIAL HIGHLIGHTS (CONTINUED)



                                          UNIT                 INVESTMENT
                YEAR                      FAIR       NET         INCOME     EXPENSE     TOTAL
SUBACCOUNT      ENDED          UNITS     VALUE      ASSETS       RATIO*     RATIO**   RETURN***
----------   ----------     ----------   -----   -----------   ----------   -------   ---------
Vanguard VIF REIT Index
             12/31/2006        484,968   $2.92   $ 1,418,032       1.18%      0.70%      34.93%
             12/31/2005        163,297    2.17       353,871       3.49       0.70       11.83
             12/31/2004        135,064    1.94       261,717       2.74       0.70       30.51
             12/31/2003        106,392    1.48       157,961       3.56       0.70       35.48
             12/31/2002         81,471    1.10        89,282       2.81       0.70        3.53
Vanguard VIF Small Company Growth
             12/31/2006      5,265,398    1.72     9,045,591       0.36       0.70       10.21
             12/31/2005      5,625,493    1.56     8,768,777       0.00       0.70        6.26
             12/31/2004      5,545,480    1.47     8,134,892       0.06       0.70       15.30
             12/31/2003      2,905,132    1.27     3,696,190       0.02       0.70       41.07
             12/31/2002      1,231,552    0.90     1,110,730       0.56       0.70      (24.03)
Vanguard VIF International
             12/31/2006      5,121,873    2.17    11,094,617       1.10       0.70       26.75
             12/31/2005      3,973,588    1.71     6,790,798       1.27       0.70       16.31
             12/31/2004      2,452,212    1.47     3,603,228       0.67       0.70       19.42
             12/31/2003        764,376    1.23       940,515       0.94       0.70       34.88
             12/31/2002        215,236    0.91       196,353       1.54       0.70      (17.25)
Vanguard VIF Money Market
             12/31/2006     25,057,969    1.14    28,451,845       4.94       0.70        5.05
             12/31/2005     23,377,124    1.08    25,267,819       2.92       0.70        3.19
             12/31/2004     22,862,515    1.05    23,948,438       1.35       0.70        1.27
             12/31/2003      6,132,728    1.03     6,343,240       1.03       0.70        1.01
             12/31/2002      5,970,187    1.02     6,113,406       1.66       0.70        1.73
Vanguard VIF Total Bond Market Index
             12/31/2006      1,806,675    1.24     2,247,632       3.25       0.70        4.31
             12/31/2005      1,421,319    1.19     1,695,212       3.65       0.70        2.40
             12/31/2004      1,884,728    1.16     2,195,218       4.86       0.70        4.20
             12/31/2003      1,514,057    1.12     1,692,333       4.35       0.70        4.02
             12/31/2002      1,005,981    1.07     1,080,975       3.43       0.70        8.31
Vanguard VIF High Yield Bond
             12/31/2006      1,139,595    1.50     1,704,196       4.97       0.70        8.27
             12/31/2005        392,574    1.38       542,225       5.65       0.70        2.75
             12/31/2004        155,594    1.34       209,153       8.08       0.70        8.52
             12/31/2003        127,657    1.24       158,120       3.21       0.70       16.87
             12/31/2002      1,005,981    1.07     1,080,975       3.43       0.70        8.31

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006



4.   FINANCIAL HIGHLIGHTS (CONTINUED)



                                          UNIT                 INVESTMENT
                YEAR                      FAIR       NET         INCOME     EXPENSE     TOTAL
SUBACCOUNT      ENDED          UNITS     VALUE      ASSETS       RATIO*     RATIO**   RETURN***
----------   ----------     ----------   -----   -----------   ----------   -------   ---------
Vanguard VIF Short-Term Investment-Grade
             12/31/2006        930,306   $1.20   $ 1,117,403       0.65%      0.70%       4.92%
             12/31/2005        105,607    1.14       120,900       4.18       0.70        2.25
             12/31/2004        199,073    1.12       222,894       3.56       0.70        2.07
             12/31/2003        162,438    1.10       178,194       3.12       0.70        3.55
             12/31/2002         48,910    1.06        51,815       3.08       0.70        6.25
Vanguard VIF Total Stock Market Index
             12/31/2006        161,225    1.77       284,865       0.92       0.70       15.52
             12/31/2005        154,707    1.53       236,620       1.04       0.70        6.13
             12/31/2004        262,977    1.44       367,257       2.12       0.70       12.52
             12/31/2003             --      --            --         --       0.70          --
             12/31/2002             --      --            --         --       0.70          --
Vanguard VIF Capital Growth
             12/31/2006      4,678,725    1.84     8,606,355       0.66       0.70       11.63
             12/31/2005      4,932,872    1.65     8,128,801       0.53       0.70        7.68
             12/31/2004      4,085,378    1.53     6,252,021       0.60       0.70       17.63
             12/31/2003             --      --            --         --       0.70          --
             12/31/2002             --      --            --         --       0.70          --
DWS Small Cap Index VIP
             12/31/2006      1,797,599    1.69     3,031,659       0.65       0.70       17.49
             12/31/2005      1,614,514    1.44     2,317,522       0.52       0.70        4.26
             12/31/2004        753,609    1.38     1,037,545       0.44       0.70       17.76
             12/31/2003        438,839    1.17       513,074       0.86       0.70       46.42
             12/31/2002        168,572    0.80       134,602       0.70       0.70      (20.58)
DWS Equity 500 Index VIP
             12/31/2006      2,446,829    1.08     2,650,866       1.17       0.70       15.52
             12/31/2005      2,054,187    0.94     1,926,476       1.57       0.70        4.68
             12/31/2004      2,679,922    0.90     2,401,036       2.31       0.70       10.59
             12/31/2003      6,741,017    0.81     5,461,066       1.06       0.70       28.16
             12/31/2002     10,210,329    0.63     6,454,265       1.19       0.70      (22.31)
Contrafund(R)
             12/31/2006      6,219,833    1.48     9,190,226       1.27       0.70       11.72
             12/31/2005      5,020,772    1.32     6,640,533       0.21       0.70       16.94
             12/31/2004      3,410,818    1.13     3,857,789       0.29       0.70       15.48
             12/31/2003      2,671,766    0.98     2,616,896       0.25       0.70       28.46
             12/31/2002      1,191,538    0.76       908,491       0.39       0.60       (9.35)

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006



4.   FINANCIAL HIGHLIGHTS (CONTINUED)



                                          UNIT                 INVESTMENT
                YEAR                      FAIR       NET         INCOME     EXPENSE     TOTAL
SUBACCOUNT      ENDED          UNITS     VALUE      ASSETS       RATIO*     RATIO**   RETURN***
----------   ----------     ----------   -----   -----------   ----------   -------   ---------
Growth
             12/31/2006      4,158,734   $0.81   $ 3,365,301       0.36%      0.70%       6.85%
             12/31/2005      4,444,735    0.76     3,366,157       0.38       0.70        5.80
             12/31/2004      3,210,164    0.72     2,297,954       0.27       0.70        3.38
             12/31/2003      3,690,593    0.69     2,555,514       0.20       0.70       32.85
             12/31/2002      1,489,490    0.52       776,352       0.18       0.60      (30.11)
Balanced
             12/31/2006         40,302    1.29        51,871       1.85       0.70       11.71
             12/31/2005         35,597    1.15        41,013       1.96       0.70        5.77
             12/31/2004        144,287    1.09       157,180       2.29       0.70        5.47
             12/31/2003        144,375    1.03       149,118       2.30       0.70       17.72
             12/31/2002         98,862    0.88        86,736       2.39       0.70       (8.72)
High Income
             12/31/2006        386,540    1.14       441,058       6.81       0.70       11.24
             12/31/2005        543,778    1.03       557,789       9.79       0.70        2.70
             12/31/2004      1,522,766    1.00     1,520,922       7.80       0.70        9.59
             12/31/2003      1,479,525    0.91     1,348,366       2.12       0.70       27.26
             12/31/2002      1,259,407    0.72       901,884      11.10       0.60        3.44
Money Market
             12/31/2006      3,903,635    1.24     4,854,369       4.79       0.70        4.88
             12/31/2005      2,220,599    1.19     2,632,880       2.70       0.70        3.04
             12/31/2004      3,330,871    1.15     3,832,956       1.09       0.70        1.21
             12/31/2003     12,891,580    1.14    14,657,545         --       0.70        1.00
             12/31/2002      7,786,839    1.13     8,765,964         --       0.60        1.69
T. Rowe Price Mid-Cap Growth
             12/31/2006      8,352,988    1.71    14,247,992         --       0.70        6.64
             12/31/2005     10,002,372    1.60    15,999,494         --       0.70       14.74
             12/31/2004      7,854,040    1.39    10,949,537         --       0.70       18.34
             12/31/2003      4,516,223    1.18     5,320,314       1.00       0.70       38.39
             12/31/2002      2,871,555    0.85     2,444,472       1.67       0.60      (21.25)
T. Rowe Price Equity Income
             12/31/2006     11,059,074    1.80    19,873,455       1.55       0.70       18.97
             12/31/2005     13,149,937    1.51    19,863,111       1.50       0.70        3.92
             12/31/2004     12,977,034    1.45    18,862,327       1.64       0.70       14.92
             12/31/2003      9,374,598    1.26    11,857,076       1.80       0.70       25.50
             12/31/2002      6,109,538    1.01     6,157,314       1.88       0.60      (13.12)

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006



4.   FINANCIAL HIGHLIGHTS (CONTINUED)



                                          UNIT                 INVESTMENT
                YEAR                      FAIR       NET         INCOME     EXPENSE     TOTAL
SUBACCOUNT      ENDED          UNITS     VALUE      ASSETS       RATIO*     RATIO**   RETURN***
----------   ----------     ----------   -----   -----------   ----------   -------   ---------
T. Rowe Price Blue Chip Growth
             12/31/2006      6,771,700   $1.07   $ 7,262,892       0.29%      0.70%       9.67%
             12/31/2005      7,806,050    0.98     7,634,278       0.10       0.70        5.94
             12/31/2004      7,525,798    0.92     6,947,569       0.73       0.70        8.69
             12/31/2003      3,871,619    0.85     3,288,530       0.15       0.70       28.75
             12/31/2002      3,282,286    0.66     2,165,370       0.15       0.70      (23.93)
T. Rowe Price International Stock
             12/31/2006      6,890,091    1.10     7,562,144       1.18       0.70       19.09
             12/31/2005      6,931,491    0.92     6,388,041       1.82       0.70       16.03
             12/31/2004      4,618,660    0.79     3,668,366       1.59       0.70       13.77
             12/31/2003        101,674    0.70        70,979       1.22       0.70       30.52
             12/31/2002        142,771    0.53        76,360       0.83       0.70      (18.29)
Large Cap Growth
             12/31/2006         20,244    0.77        15,684       0.53       0.70       11.38
             12/31/2005         22,625    0.70        15,738       0.18       0.70        4.29
             12/31/2004        264,228    0.67       176,238       0.06       0.70        4.52
             12/31/2003      1,458,660    0.64       930,866       0.11       0.70       31.73
             12/31/2002        632,898    0.48       306,609         --       0.70      (26.51)
Forty
             12/31/2006        445,090    0.98       438,144       0.40       0.70        9.34
             12/31/2005        405,707    0.90       365,246       0.21       0.70       12.85
             12/31/2004        423,355    0.80       337,746       0.07       0.70       18.23
             12/31/2003      5,015,397    0.67     3,384,285       0.50       0.70       20.53
             12/31/2002      4,833,893    0.56     2,706,149       0.60       0.70      (15.67)
Worldwide Growth
             12/31/2006         29,172    0.82        23,906       1.89       0.70       18.20
             12/31/2005         67,376    0.69        46,712       0.54       0.70        5.86
             12/31/2004        767,325    0.65       502,516       0.30       0.70        4.78
             12/31/2003      7,192,426    0.63     4,495,388       1.15       0.70       23.99
             12/31/2002      5,211,240    0.50     2,626,897       1.01       0.70      (25.50)
International Growth
             12/31/2006      1,237,094    1.72     2,127,396       2.23       0.70       47.02
             12/31/2005        749,319    1.17       876,458       1.22       0.70       32.29
             12/31/2004        554,583    0.88       490,340       0.94       0.70       18.95
             12/31/2003        413,859    0.74       307,621       1.32       0.70       34.91
             12/31/2002        211,463    0.55       116,504       1.27       0.70      (25.58)

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006



4.   FINANCIAL HIGHLIGHTS (CONTINUED)



                                          UNIT                 INVESTMENT
                YEAR                      FAIR       NET         INCOME     EXPENSE     TOTAL
SUBACCOUNT      ENDED          UNITS     VALUE      ASSETS       RATIO*     RATIO**   RETURN***
----------   ----------     ----------   -----   -----------   ----------   -------   ---------
AIM V.I. - Dynamics
             12/31/2006      3,338,424   $0.93   $ 3,104,764         --%      0.70%      16.11%
             12/31/2005      3,787,522    0.80     3,033,628         --       0.70       10.72
             12/31/2004      3,124,242    0.72     2,260,086         --       0.70       13.34
             12/31/2003      3,165,042    0.64     2,020,129         --       0.70       37.82
             12/31/2002      1,463,501    0.46       677,759         --       0.70      (31.90)
AIM V.I. - Global Health Care Fund
             12/31/2006         72,572    1.30        94,681         --       0.70        5.23
             12/31/2005         56,989    1.24        70,653         --       0.70        8.15
             12/31/2004         50,869    1.15        58,315         --       0.70        7.57
             12/31/2003         37,927    1.07        40,418         --       0.70       27.78
             12/31/2002         30,118    0.83        25,118         --       0.70      (24.45)
AIM V.I. - Technology
             12/31/2006        205,874    0.39        81,218         --       0.70       10.48
             12/31/2005        207,323    0.36        74,031         --       0.70        2.17
             12/31/2004        780,843    0.35       272,892         --       0.70        4.63
             12/31/2003      1,127,577    0.33       376,627         --       0.70       45.29
             12/31/2002        611,151    0.23       140,501         --       0.70      (46.84)
AIM V.I. - Financial Services
             12/31/2006             --    1.78            --         --       0.70       16.44
             12/31/2005         19,238    1.53        29,392       1.83       0.70        5.91
             12/31/2004          7,644    1.44        11,028       1.14       0.70        8.68
             12/31/2003          4,569    1.33         6,065       0.54       0.70       29.58
             12/31/2002          5,115    1.02         5,240       0.50       0.70      (14.90)
Short-Term
             12/31/2006      8,956,004    1.28    11,462,342       4.35       0.70        4.44
             12/31/2005     10,237,289    1.23    12,545,070       2.77       0.70        2.67
             12/31/2004      7,408,605    1.19     8,842,266       1.45       0.70        1.45
             12/31/2003      2,877,564    1.18     3,385,310       1.67       0.70        2.20
             12/31/2002      1,011,544    1.15     1,164,395       2.97       0.70        3.18

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006



4.   FINANCIAL HIGHLIGHTS (CONTINUED)



                                          UNIT                 INVESTMENT
                YEAR                      FAIR       NET         INCOME     EXPENSE     TOTAL
SUBACCOUNT      ENDED          UNITS     VALUE      ASSETS       RATIO*     RATIO**   RETURN***
----------   ----------     ----------   -----   -----------   ----------   -------   ---------
Total Return
             12/31/2006     22,166,979   $1.53   $33,846,162       4.60%      0.70%       4.01%
             12/31/2005     17,505,238    1.47    25,698,494       3.31       0.70        2.61
             12/31/2004     15,835,258    1.43    22,656,137       2.05       0.70        5.05
             12/31/2003     13,791,074    1.36    18,783,139       3.05       0.70        5.20
             12/31/2002     11,851,933    1.29    15,343,975       4.21       0.70        9.25
StocksPLUS Growth and Income
             12/31/2006      4,255,692    1.13     4,801,233       4.95       0.70       15.11
             12/31/2005      4,744,814    0.98     4,650,250       2.34       0.70        3.68
             12/31/2004      3,316,220    0.95     3,134,886       1.70       0.70       10.99
             12/31/2003      2,557,105    0.85     2,177,894       2.34       0.70       30.44
             12/31/2002      1,205,003    0.65       786,813       3.07       0.70      (20.08)
U.S. Mid Cap Value
             12/31/2006         52,076    1.53        79,585       0.28       0.70       20.70
             12/31/2005         46,639    1.27        59,053       0.30       0.70       12.31
             12/31/2004         35,045    1.13        39,509       0.03       0.70       14.59
             12/31/2003             --    0.98            --         --       0.70       41.51
             12/31/2002             --      --            --         --       0.70          --
Emerging Markets Equity
             12/31/2006         11,873    2.63        31,222       0.75       0.70       37.14
             12/31/2005          9,903    1.92        18,989       0.00       0.70       33.85
             12/31/2004          6,864    1.43         9,833       0.00       0.70       23.11
             12/31/2003             --    1.16            --         --       0.70       49.67
             12/31/2002             --      --            --         --       0.70          --
Royce Small-Cap
             12/31/2006        989,051    1.68     1,661,078       0.06       0.70       15.57
             12/31/2005        750,399    1.45     1,090,503         --       0.70        8.56
             12/31/2004        489,342    1.34       655,058         --       0.70       24.95
             12/31/2003             --    1.07            --         --       0.70       41.10
             12/31/2002             --      --            --         --       0.70          --
Royce Micro-Cap
             12/31/2006      3,732,070    1.81     6,742,142       0.17       0.70       21.70
             12/31/2005      4,106,190    1.48     6,095,569         --       0.70       11.04
             12/31/2004      4,042,509    1.34     5,404,559         --       0.70       13.85
             12/31/2003      2,542,649    1.17     2,985,922         --       0.70       49.16
             12/31/2002             --      --            --         --       0.70          --

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006



4.   FINANCIAL HIGHLIGHTS (CONTINUED)



                                          UNIT                 INVESTMENT
                YEAR                      FAIR       NET         INCOME     EXPENSE     TOTAL
SUBACCOUNT      ENDED          UNITS     VALUE      ASSETS       RATIO*     RATIO**   RETURN***
----------   ----------     ----------   -----   -----------   ----------   -------   ---------
First Eagle Overseas Variable Fund
             12/31/2006      5,897,859   $1.94   $11,418,508       8.09%      0.70%      25.08%
             12/31/2005      4,151,386    1.55     6,425,657       2.57       0.70       21.45
             12/31/2004(1)   2,089,513    1.27     2,662,905       4.94       0.70       27.44
Third Avenue Value Portfolio
             12/31/2006      1,199,584    1.59     1,908,789       1.39       0.70       15.78
             12/31/2005      1,004,603    1.37     1,380,662       1.28       0.70       14.63
             12/31/2004(1)     518,249    1.20       621,356       0.77       0.70       19.90
Real Return
             12/31/2006      1,900,729    1.10     2,092,152       4.85       0.70        0.87
             12/31/2005      1,138,041    1.09     1,241,839       2.97       0.70        2.25
             12/31/2004(1)     259,654    1.07       277,097       1.62       0.70        6.72
T. Rowe Price Limited-Term Bond
             12/31/2006      1,778,391    1.08     1,914,469       4.29       0.70        4.07
             12/31/2005      2,234,480    1.03     2,311,391       3.39       0.70        1.75
             12/31/2004(1)     478,185    1.02       486,149       3.81       0.70        1.67
Growth Fund
             12/31/2006      1,961,603    1.32     2,593,800       0.81       0.70       10.22
             12/31/2005(1)   1,642,428    1.20     1,970,439       0.57       0.70       19.97
International Fund
             12/31/2006      1,141,579    1.48     1,689,885       1.68       0.70       18.98
             12/31/2005(1)     956,516    1.24     1,190,077       1.61       0.70       24.42
All Asset
             12/31/2006(1)     588,781    1.21       712,576       7.73       0.70        4.66
Low Duration
             12/31/2006(1)   4,382,459    1.04     4,558,406       4.84       0.70        4.01
AIM V.I. Capital Appreciation
             12/31/2006(1)      72,823    1.00        72,615       0.10       0.70       (0.29)

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006



4.   FINANCIAL HIGHLIGHTS (CONTINUED)


* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Funds, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Funds in which the subaccounts invest.

** These ratios represent the annualized contract expenses of the Mutual Fund Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Funds are excluded. Expense ratios for periods less than one year have been annualized.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Funds, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006



5.   ADMINISTRATIVE, MORTALITY, AND EXPENSE RISK CHARGE


On each monthly deduction day, Western Reserve currently deducts a mortality and expense risk charge equal to an annual rate of .70% of the cash value in the Subaccounts in policy years 1-17 and .20% thereafter. Western Reserve also deducts a monthly charge to compensate Western Reserve for the anticipated cost of paying the life insurance benefit that exceeds the cash value upon the insured's death. This charge varies from policy to policy and month to month and is dependent upon a number of variables. Also, on each policy anniversary during policy years 2-7, Western Reserve currently deducts .40% of the amount of any decrease in excess premium received in policy years 2-7 from the excess premium received in the first policy year and 1.5% of premium recieved up to target premium. Western Reserve also deducts a monthly administrative fee equal to $16.50 in the first policy year and $4.00 (current, $10 maximum) in subsequent years.

6.   INCOME TAXES

Operations of the Separate Account form a part of Western Reserve, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). The operations of the Separate Account are accounted for separately from other operations of Western Reserve for purposes of federal income taxation. The Separate Acoount is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Western Reserve. Under existing federal income tax laws, the income of the Separate Account, to the extent applied to increase reserves under the variable life contracts, is not taxable to Western Reserve.

7.   DIVIDEND DISTRIBUTIONS

Dividends are not declared by the Mutual Fund Account, since the increase in the value of the underlying investment in the Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Mutual Fund Account. Consequently, a dividend distribution by the underlying Funds does not change either the accumulation unit price or equity values within the Mutual Fund Account.

8.   OTHER MATTERS


There continues to be significant federal and state regulatory activity relating to financial services companies. The separate accounts are not believed to be the focus of any regulatory inquiry. However, as part of an ongoing investigation regarding market timing and other compliance issues affecting the Company and certain of its affiliates, the staff of the U.S. Securities and Exchange Commission has indicated that it is likely to take some action against the Company and certain of its affiliates. Although it is not anticipated that these developments will have an adverse impact on the Separate Account, there can be no assurance at this time. Please refer to footnote number 14 of the Western Reserve Life financial statements for more information about this matter.

FINANCIAL STATEMENTS AND SCHEDULES- STATUTORY BASIS


Western Reserve Life Assurance Co. of Ohio
Years Ended December 31, 2006, 2005, and 2004

                   Western Reserve Life Assurance Co. of Ohio


              Financial Statements and Schedules - Statutory Basis


                  Years Ended December 31, 2006, 2005, and 2004



                                    CONTENTS




Report of Independent Registered Public Accounting Firm....................    1

Audited Financial Statements

Balance Sheets - Statutory Basis...........................................    3
Statements of Operations - Statutory Basis.................................    5
Statements of Changes in Capital and Surplus - Statutory Basis.............    6
Statements of Cash Flow - Statutory Basis..................................    8
Notes to Financial Statements - Statutory Basis............................   10

Statutory-Basis Financial Statement Schedules

Summary of Investments - Other Than Investments in Related Parties.........   44
Supplementary Insurance Information........................................   45
Reinsurance................................................................   46

             Report of Independent Registered Public Accounting Firm

The Board of Directors
Western Reserve Life Assurance Co. of Ohio


We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2006 and 2005, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2006. Our audit also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.


We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statement of these variances are not reasonably determinable but are presumed to be material.



In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2006 and 2005, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2006.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2006 and 2005, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2006, in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.



As discussed in Note 2 to the financial statements, in 2006 Western Reserve Life Assurance Co. of Ohio changed its accounting for investments in certain low income housing tax credit properties. Also, as discussed in Note 2 to the financial statements, in 2005 Western Reserve Life Assurance Co. of Ohio changed its accounting for investment in subsidiary, controlled and affiliated entities as well as its accounting for transfers and servicing of financial assets and extinguishments of liabilities.



                                                           /s/ Ernst & Young LLP


March 13, 2007

                   Western Reserve Life Assurance Co. of Ohio

                        Balance Sheets - Statutory Basis
                (Dollars in Thousands, Except per Share Amounts)


                                                                       DECEMBER 31
                                                                -------------------------
                                                                    2006          2005
                                                                -----------   -----------
ADMITTED ASSETS
Cash and invested assets:
   Bonds                                                        $   623,828   $   681,735
   Preferred stocks                                                   4,796            --
   Common stocks of affiliated entities (cost: 2006 - $19,901
       and 2005 - $2,693)                                            23,000        49,448
   Mortgage loans on real estate                                     25,548        18,035
   Home office properties                                            39,428        40,276
   Cash, cash equivalents and short-term investments                112,307        30,206
   Policy loans                                                     344,781       300,462
   Other invested assets                                             11,993        14,227
                                                                -----------   -----------
Total cash and invested assets                                    1,185,681     1,134,389
Net deferred income tax asset                                        30,527        27,873
Premiums deferred and uncollected                                     5,027         5,161
Reinsurance receivable                                                3,235         4,888
Receivable from parent, subsidiaries and affiliates                  31,579            --
Investment income due and accrued                                     6,941         7,620
Cash surrender value of life insurance policies                      61,729        59,598
Other admitted assets                                                 7,665        10,173
Separate account assets                                          10,196,130     9,448,013
                                                                -----------   -----------
Total admitted assets                                           $11,528,514   $10,697,715
                                                                ===========   ===========

                                                                        DECEMBER 31
                                                                 -------------------------
                                                                     2006          2005
                                                                 -----------   -----------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
   Aggregate reserves for policies and contracts:
      Life                                                       $   986,405   $   956,610
      Annuity                                                        636,572       692,848
   Life policy and contract claim reserves                            12,884        18,448
   Liability for deposit-type contracts                               16,456        21,104
   Other policyholders' funds                                             50            42
   Remittances and items not allocated                                10,526        12,068
   Borrowed funds                                                     18,885         6,439
   Federal and foreign income taxes payable                            9,508         3,069
   Transfers to separate account due or accrued                     (931,425)     (939,994)
   Asset valuation reserve                                             5,858        12,885
   Interest maintenance reserve                                           --         1,250
   Funds held under coinsurance and other reinsurance treaties        16,095        17,603
   Reinsurance in unauthorized companies                                  --           259
   Payable to affiliates                                              41,262        19,293
   Amounts incurred under modified coinsurance agreements              4,351         5,118
   Payable for securities                                                865            --
   Unearned investment income                                          9,589         8,701
   Other liabilities                                                  27,405        23,068
   Separate account liabilities                                   10,196,130     9,447,455
                                                                 -----------   -----------
Total liabilities                                                 11,061,416    10,306,266
Capital and surplus:
   Common stock, $1.00 par value, 3,000,000 shares authorized
      and 2,500,000 shares issued and outstanding                      2,500         2,500
   Paid-in surplus                                                   151,781       152,185
   Unassigned surplus                                                312,817       236,764
                                                                 -----------   -----------
Total capital and surplus                                            467,098       391,449
                                                                 -----------   -----------
Total liabilities and capital and surplus                        $11,528,514   $10,697,715
                                                                 ===========   ===========


See accompanying notes.

                   Western Reserve Life Assurance Co. of Ohio

                   Statements of Operations - Statutory Basis
                             (Dollars in Thousands)


                                                                    YEAR ENDED DECEMBER 31
                                                             ------------------------------------
                                                                2006         2005         2004
                                                             ----------   ----------   ----------
Revenues:
   Premiums and other considerations, net of reinsurance:
      Life                                                   $  582,936   $  578,361   $  573,363
      Annuity                                                   584,189      568,168      575,450
   Net investment income                                         64,109       86,812       90,794
   Amortization of interest maintenance reserve                    (437)          45          705
   Commissions and expense allowances on reinsurance ceded        9,385        3,383        1,224
   Reserve adjustments on reinsurance ceded                       8,451       (1,018)      (2,037)
   Income from fees associated with investment management,
      administration and contract guarantees for separate
      accounts                                                  128,081      114,078       99,953
   Income earned on company owned life insurance                  2,257        2,267        2,307
   Income from administrative service agreement                  36,528           --           --
   Other income                                                   5,320        7,615        4,686
                                                             ----------   ----------   ----------
                                                              1,420,819    1,359,711    1,346,445
Benefits and expenses:
   Benefits paid or provided for:
      Life                                                       65,610       80,266       68,009
      Surrender benefits                                      1,047,578      963,670      880,353
      Annuity benefits                                           47,275       40,836       47,307
      Other benefits                                              2,587        2,586        1,248
      Increase (decrease) in aggregate reserves for
         policies and contracts:
         Life                                                    34,451      511,178       20,136
         Annuity                                                (56,276)     (78,445)     (36,786)
                                                             ----------   ----------   ----------
                                                              1,141,225    1,520,091      980,267
   Insurance expenses:
      Commissions                                               167,682      156,876      144,462
      General insurance expenses                                101,204       92,552       94,805
      Taxes, licenses and fees                                   16,459       15,204       16,316
      Net transfers from separate accounts                     (186,676)    (571,654)     (53,443)
      Other expenses                                              1,274        1,527          249
                                                             ----------   ----------   ----------
                                                                 99,943     (305,495)     202,389
                                                             ----------   ----------   ----------
Total benefits and expenses                                   1,241,168    1,214,596    1,182,656
                                                             ----------   ----------   ----------
Gain from operations before dividends to policyholders,
   federal income tax expense and net realized capital
   gains (losses) on investments                                179,651      145,115      163,789
Dividends to policyholders                                           29           30           31
                                                             ----------   ----------   ----------
Gain from operations before federal income tax expense and
   net realized capital gains (losses) on investments           179,622      145,085      163,758
Federal income tax expense                                       67,978       39,955       42,354
                                                             ----------   ----------   ----------
Income from operations before net realized capital gains
   (losses) on investments                                      111,644      105,130      121,404
Net realized capital gains (losses) on investments (net of
   related federal income taxes and amounts transferred to
   interest maintenance reserve)                                    345         (584)          39
                                                             ----------   ----------   ----------
Net income                                                   $  111,989   $  104,546   $  121,443
                                                             ==========   ==========   ==========


See accompanying notes.

                   Western Reserve Life Assurance Co. of Ohio

         Statements of Changes in Capital and Surplus - Statutory Basis
                             (Dollars in Thousands)


                                                                                               TOTAL
                                                          COMMON    PAID-IN    UNASSIGNED   CAPITAL AND
                                                           STOCK    SURPLUS      SURPLUS      SURPLUS
                                                          ------   ---------   ----------   -----------
Balance at January 1, 2004                                $2,500   $150,107    $ 192,076     $ 344,683
   Net income                                                 --         --      121,443       121,443
   Change in net unrealized capital gains and losses          --         --       12,477        12,477
   Change in non-admitted assets                              --         --      (23,892)      (23,892)
   Change in asset valuation reserve                          --         --       (3,552)       (3,552)
   Change in surplus in separate accounts                     --         --          356           356
   Change in net deferred income tax asset                    --         --       26,679        26,679
   Dividend to stockholder                                    --         --     (200,000)     (200,000)
   Surplus effect of reinsurance transaction                  --         --       (1,185)       (1,185)
   Contributed surplus related to stock appreciation
      rights plan of indirect parent                          --        912           --           912
                                                          ------   --------    ---------     ---------
Balance at December 31, 2004                               2,500    151,019      124,402       277,921
   Net income                                                 --         --      104,546       104,546
   Change in net unrealized capital gains and losses          --         --       17,411        17,411
   Change in non-admitted assets                              --         --      (27,593)      (27,593)
   Change in asset valuation reserve                          --         --       (2,828)       (2,828)
   Change in liability for reinsurance in unauthorized
      companies                                               --         --         (259)         (259)
   Change in surplus in separate accounts                     --         --         (241)         (241)
   Change in net deferred income tax asset                    --         --       22,511        22,511
   Surplus effect of reinsurance transaction                  --         --       (1,185)       (1,185)
   Contributed surplus related to stock appreciation
      rights plan of indirect parent                          --      1,166           --         1,166
                                                          ------   --------    ---------     ---------
Balance at December 31, 2005                               2,500    152,185      236,764       391,449

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


                                                                                               TOTAL
                                                          COMMON    PAID-IN   UNASSIGNED    CAPITAL AND
                                                           STOCK    SURPLUS     SURPLUS       SURPLUS
                                                          ------   --------   ----------   ------------
Balance at December 31, 2005                              $2,500   $152,185    $236,764      $391,449
   Net income                                                 --         --     111,989       111,989
   Change in net unrealized capital gains and losses          --         --     (43,656)      (43,656)
   Change in non-admitted assets                              --         --     (42,577)      (42,577)
   Change in asset valuation reserve                          --         --       7,027         7,027
   Change in liability for reinsurance in unauthorized
      companies                                               --         --         259           259
   Change in surplus in separate accounts                     --         --        (141)         (141)
   Change in net deferred income tax asset                    --         --      24,874        24,874
   Dividend to stockholder                                    --         --      (2,000)       (2,000)
   Cumulative effect of changes in accounting principles
                                                              --         --           1             1
   Surplus effect of reinsurance transaction                  --         --        (969)         (969)
   Contributed surplus related to stock appreciation
      rights plan of indirect parent
                                                              --       (404)         --          (404)
   Correction of prior year error                             --         --      21,246        21,246
                                                          ------   --------    --------      --------
Balance at December 31, 2006                              $2,500   $151,781    $312,817      $467,098
                                                          ======   ========    ========      ========


See accompanying notes.

                   Western Reserve Life Assurance Co. of Ohio

                    Statements of Cash Flow - Statutory Basis
                             (Dollars in Thousands)


                                                                            YEAR ENDED DECEMBER 31
                                                                    --------------------------------------
                                                                        2006          2005         2004
                                                                    -----------   -----------   ----------
OPERATING ACTIVITIES
Premiums collected, net of reinsurance                              $ 1,167,315   $ 1,144,956   $1,148,270
Net investment income received                                           71,408        92,755       97,348
Miscellaneous income received                                           187,060       118,762      103,115
Benefit and loss related payments                                    (1,165,987)   (1,093,337)    (985,923)
Commissions, expenses paid and aggregate write-ins for deductions      (282,359)     (271,622)    (255,745)
Net transfers to separate accounts and protected cell accounts          191,125        88,327       51,024
Dividends paid to policyholders                                             (29)          (30)         (31)
Federal and foreign income taxes paid                                   (60,364)      (53,662)     (38,301)
                                                                    -----------   -----------   ----------
Net cash provided by operating activities                               108,169        26,149      119,757
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
   Bonds                                                                513,300       758,904      639,637
   Preferred stocks                                                       3,020            --           --
   Common stocks                                                          8,144            --          683
   Mortgage loans on real estate                                            988         5,085          258
   Other invested assets                                                     --         3,750           --
   Miscellaneous proceeds                                                   962           245       30,831
                                                                    -----------   -----------   ----------
Total investment proceeds                                               526,414       767,984      671,409
Cost of investments acquired:
   Bonds                                                               (465,786)     (778,751)    (588,219)
   Preferred stocks                                                      (2,488)           --           --
   Common stocks                                                         (4,126)           --         (650)
   Mortgage loans on real estate                                         (8,501)       (6,208)      (7,500)
   Real estate                                                              (39)         (153)         (67)
   Other invested assets                                                   (484)       (1,007)        (544)
   Miscellaneous applications                                                --       (31,061)        (295)
                                                                    -----------   -----------   ----------
Total cost of investments acquired                                     (481,424)     (817,180)    (597,275)
Net increase in policy loans                                            (44,319)      (20,804)     (10,766)
                                                                    -----------   -----------   ----------
Net cost of investments acquired                                       (525,743)     (837,984)    (608,041)
                                                                    -----------   -----------   ----------
Net cash provided by (used in) investing activities                         671       (70,000)      63,368

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


                                                         YEAR ENDED DECEMBER 31
                                                     ------------------------------
                                                       2006       2005       2004
                                                     --------   -------   ---------
FINANCING AND MISCELLANEOUS ACTIVITIES
Cash provided (applied):
   Borrowed funds received                           $ 12,384   $ 6,407   $      --
   Net deposits (withdrawals) on deposit-type
      contracts and other insurance liabilities        (5,334)    5,284         830
   Dividends to stockholder                            (2,000)       --    (200,000)
   Other cash provided (applied)                      (31,789)   38,787     (31,092)
                                                     --------   -------   ---------
Net cash provided by (used in) financing and
   miscellaneous activities                           (26,739)   50,478    (230,262)
                                                     --------   -------   ---------
Net increase (decrease) in cash, cash equivalents
   and short-term investments                          82,101     6,627     (47,137)
Cash, cash equivalents and short-term investments:
   Beginning of year                                   30,206    23,579      70,716
   End of year                                       $112,307   $30,206   $  23,579
                                                     ========   =======   =========


See accompanying notes.

                   Western Reserve Life Assurance Co. of Ohio

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)


                                December 31, 2006



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


ORGANIZATION

Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

NATURE OF BUSINESS

The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company's products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company's new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

BASIS OF PRESENTATION

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.


The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are:



     Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


     trading and as a separate component of other comprehensive income for those designated as available-for-sale. Fair value for statutory purposes is based on the price published by the Securities Valuation Office of the NAIC
     (SVO), if available, whereas fair value for GAAP is based on quoted market prices.



     All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.



     Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses on a statutory basis include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.



     Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.


     The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



     Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve"
     (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.



     The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.


     Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

     Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.


     Nonadmitted Assets: Certain assets designated as "nonadmitted", principally the non-admitted portion of deferred income tax assets and agent debit balances, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



     Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.



     Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.



     Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.



     Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.



     Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



     Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted.


     Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in future years, and a valuation allowance is established for deferred income tax assets not expected to be realizable.

     Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.


     Statements of Cash Flow: Cash, cash equivalents and short-term investments in the tatements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.


The effects of the foregoing variances have not been determined by the Company, but are presumed to be material.


Other significant accounting practices are as follows:

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


INVESTMENTS



Investments in bonds, except those to which the SVO has ascribed a designation of an NAIC 6, are reported at amortized cost using the interest method.


Single class and multi-class mortgage-backed/asset-backed securities, categorized as bonds, are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.


Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value as determined by the SVO and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.



Beginning in 2006, hybrid securities, not classified as debt by the SVO, are reported as preferred stock. Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer's senior note holders. As a result, $4,308 of securities previously classified as bonds by the Company have been reclassified as preferred stock as of December 31, 2006. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating. A corresponding reclassification was not made as of December 31, 2005.



Common stocks of noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries' equity is included in the change in net unrealized capital gains or losses.



There are no restrictions on common or preferred stock.



Home office properties are reported at cost less allowances for depreciation. Depreciation of home office properties is computed principally by the straight-line method.


Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.



Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.



Policy loans are reported at unpaid principal balances. Other "admitted assets" are valued principally at cost.



At December 31, 2006, investments in Low Income Housing Tax Credit (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. At December 31, 2005, LIHTC properties were accounted for based on GAAP equity.



Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, preferred and common stocks are credited or charged directly to unassigned surplus.


The carrying values of all investments are reviewed on an ongoing basis for credit deterioration or changes in estimated cash flows. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.


During 2006, 2005, and 2004 net realized capital (losses) gains of $(2,235), $(2,416), and $1,507, respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net (losses) gains aggregated $(437), $45, and $705 for the years ended December 31, 2006, 2005, and 2004, respectively.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. Investment income due and accrued of $20, $28, and $33 has been excluded for the years ended December 31, 2006, 2005, and 2004, respectively, with respect to such practices.



For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the market value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company. At December 31, 2006 and 2005, securities with a book value of $18,544 and $6,527, respectively, and a market value of $18,767 and $6,428, respectively, were subject to dollar reverse repurchase agreements. These securities have maturity dates ranging from 2035 to 2036 and have a weighted average interest rate of 6.01%.



DERIVATIVE INSTRUMENTS


Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.


PREMIUMS AND ANNUITY CONSIDERATIONS


Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income.

AGGREGATE RESERVES FOR POLICIES AND CONTRACTS


Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law. The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Additional reserves are established when

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.



Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.



The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 5.5 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.



Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4.0 to
11.25 percent and mortality rates, where appropriate, from a variety of tables.



The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.


POLICY AND CONTRACT CLAIM RESERVES

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


LIABILITY FOR DEPOSIT-TYPE CONTRACTS



Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease directly to the liability balance, and are not reflected as premiums, benefits, or changes in reserve in the statement of operations.



REINSURANCE



Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.



SEPARATE ACCOUNTS



Separate accounts held by the Company primarily represent funds which are administered for individual variable universal life and variable annuity contracts. Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets consist of shares in funds, considered common stock investments, which are valued daily and carried at fair value. The separate accounts, held for individual policyholders, do not have any minimum guarantees, and the investment risks associated with the fair value changes are borne entirely by the policyholder.



The Company received variable contract premiums of $1,092,584, $1,095,820, and $1,061,630 in 2006, 2005, and 2004, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. In addition, the Company received $128,081, $114,078, and $99,953, in 2006, 2005 and 2004, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.



STOCK OPTION PLAN AND STOCK APPRECIATION RIGHTS PLANS



Prior to 2002 and in 2005 and 2006, AEGON N.V. sponsored a stock option plan for eligible employees of the company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.



The Company's employees participate in various stock appreciation rights (SAR) plans issued by the Company's indirect parent. In accordance with Statement of Statutory Accounting Principles (SSAP) No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company's employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded an expense (benefit) of $(538), $719 and $912 for the years ended December 31, 2006, 2005 and 2004, respectively. In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $134, $447 and $0, for years ended December 31, 2006, 2005 and 2004, respectively.


RECLASSIFICATIONS


Certain reclassifications have been made to the 2005 and 2004 financial statements to conform to the 2006 presentation.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



During 2006, the manner in which the reserves on Variable Annuity and Variable Universal Life contracts are split between the separate account and general account statements was modified. This modification resulted in the contract surrender value being held as the reserve in the separate account statement, and any reserves in excess of the surrender value being held as the reserve in the general account. As a result, the total reserves held by the Company did not change, although the new reserve split resulted in an increase in the general account reserves of approximately $479,175 and an offsetting decrease in the separate account reserves by this same amount as of December 31, 2006. The 2005 general account reserves have increased by $483,831, the amount of reserves that would have been recorded as of December 31, 2005 had this new approach been implemented at that time.



2. ACCOUNTING CHANGES AND CORRECTIONS OF ERRORS



Effective January 1, 2006, the Company adopted SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. This statement established statutory accounting principles for investments in federal and certain state sponsored LIHTC properties. SSAP No. 93 states that LIHTC investments shall be initially recorded at cost and amortized based on the proportion of tax benefits received in the current year to the total estimated tax benefits to be allocated to the investor. Prior to 2006, the Company's investments in LIHTC investments were reported in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies and SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated Entities and carried at audited GAAP equity. The cumulative effect is the difference between the audited GAAP equity amount at January 1, 2006 and the amortized cost assuming the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that increased unassigned surplus by $1 at January 1, 2006.



Effective January 1, 2005, the Company adopted SSAP No. 88, Investments in Subsidiary, Controlled, and Affiliated Entities (SCA entities). According to SSAP No. 88, noninsurance subsidiaries are carried at audited GAAP equity. Prior to 2005, the Company's investments in noninsurance subsidiaries were reported in accordance with SSAP No. 46 and carried at statutory equity. The cumulative effect is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. This change of accounting principle had no impact on unassigned surplus as of January 1, 2005.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



2. ACCOUNTING CHANGES AND CORRECTIONS OF ERRORS (CONTINUED)



Effective January 1, 2005, the Company adopted SSAP No. 91, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SSAP No. 91 addresses, among other things, the criteria that must be met in order to account for certain asset transfers as sales rather than collateralized borrowings. Transfers impacted by SSAP No. 91 that the Company engages in include securities lending, repurchase and reverse repurchase agreements and dollar reverse repurchase agreements. In accordance with SSAP No. 91, if specific criteria are met, reverse repurchase agreements and dollar reverse repurchase agreements are accounted for as collateralized borrowings, and repurchase agreements accounted for as collateralized lending. The cumulative effect of the adoption of this SSAP is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. This change of accounting principle had no impact on unassigned surplus as of January 1, 2005.



During the current years' financial statement preparation, the Company discovered an error in the reporting of cost basis in two of its noninsurance subsidiaries. At December 31, 2005, total cost for these subsidiaries was reported at $400, which was understated by a total of $21,246. This correction is reflected in the current year as a separate adjustment to unassigned surplus, with an offset to change in unrealized capital gains and losses. There is no income or surplus effect in the current or any prior period as a result of this correction.



3. FAIR VALUES OF FINANCIAL INSTRUMENTS


The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:


     Cash, Cash Equivalents and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.



     Bonds and Preferred Stocks: Fair values for bonds and preferred stocks are based on unit prices published by the SVO or, in the absence of SVO published unit prices or when amortized cost is used by the SVO as the unit price, quoted market prices by other third party organizations, where available.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



3. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)



     For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit, and maturity of the investments. For equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.



     Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.



     Policy Loans: Carrying value of policy loans approximates their fair value.


     Separate Account Assets: The fair value of separate account assets are based on quoted market prices.


     Separate Account Annuity Liabilities: Separate account annuity liabilities are based upon the fair value of the related separate account assets.



     Investment Contract Liabilities: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.



     Payable for Securities: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.



Fair values for the Company's insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

3. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:



                                                                        DECEMBER 31
                                                    ---------------------------------------------------
                                                               2006                       2005
                                                    -------------------------   -----------------------
                                                      CARRYING        FAIR       CARRYING       FAIR
                                                       AMOUNT        VALUE        AMOUNT        VALUE
                                                    -----------   -----------   ----------   ----------
ADMITTED ASSETS
Cash, cash equivalents and short-term investments   $   112,307   $   112,307   $   30,206   $   30,206
Bonds                                                   623,828       619,432      681,735      677,028
Preferred stock                                           4,796         4,844           --           --
Mortgage loans on real estate                            25,548        25,556       18,035       18,016
Policy loans                                            344,781       344,781      300,462      300,462
Separate account assets                              10,196,130    10,196,130    9,448,013    9,448,013

LIABILITIES
Investment contract liabilities                         652,763       652,027      713,682      706,876
Borrowed funds                                           18,885        18,885        6,439        6,439
Payable for securities                                      865           865           --           --
Separate account annuity liabilities                  6,287,948     6,287,948    5,959,998    5,959,998


4. INVESTMENTS


The carrying amount and estimated fair value of investments in bonds and preferred stock are as follows:



                                                                          GROSS         GROSS
                                                                        UNREALIZED    UNREALIZED
                                                              GROSS      LOSSES 12   LOSSES LESS   ESTIMATED
                                                CARRYING   UNREALIZED    MONTHS OR     THAN 12        FAIR
                                                 AMOUNT       GAINS        MORE         MONTHS       VALUE
                                                --------   ----------   ----------   -----------   ---------
DECEMBER 31, 2006
Bonds:
   United States Government and agencies        $ 60,003     $    6       $1,763         $ 68       $ 58,178
   State, municipal and other government           6,851        240            1           --          7,090
   Public utilities                               23,975        397          102           --         24,270
   Industrial and miscellaneous                  184,399      2,577        2,703          360        183,913
   Mortgage and other asset-backed securities    348,600      1,281        3,553          347        345,981
                                                --------     ------       ------         ----       --------
                                                 623,828      4,501        8,122          775        619,432
Unaffiliated preferred stock                       4,796        129           81           --          4,844
                                                --------     ------       ------         ----       --------
Total                                           $628,624     $4,630       $8,203         $775       $624,276
                                                ========     ======       ======         ====       ========

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

4. INVESTMENTS (CONTINUED)


                                                                          GROSS         GROSS
                                                                        UNREALIZED    UNREALIZED
                                                              GROSS      LOSSES 12   LOSSES LESS   ESTIMATED
                                                CARRYING   UNREALIZED    MONTHS OR     THAN 12        FAIR
                                                 AMOUNT       GAINS        MORE         MONTHS       VALUE
                                                --------   ----------   ----------   -----------   ---------
DECEMBER 31, 2005
Bonds:
   United States Government and agencies        $ 55,441     $    1       $   68        $  723     $ 54,651
   State, municipal and other government          10,565        393           20            --       10,938
   Public utilities                               37,809        581           61           127       38,202
   Industrial and miscellaneous                  237,261      4,101        2,402         1,934      237,026
   Mortgage and other asset-backed securities    340,659        392        1,283         3,557      336,211
                                                --------     ------       ------        ------     --------
Total                                           $681,735     $5,468       $3,834        $6,341     $677,028
                                                ========     ======       ======        ======     ========




At December 31, 2006, and 2005, respectively, for securities in an unrealized loss position greater than or equal to twelve months, the Company held 81 and 60 securities with a carrying amount of $312,735 and $121,000 and an unrealized loss of $8,203 and $3,834, with an average price of 98.3 and 96.8 (NAIC fair value/amortized cost). Of this portfolio, 98.92% and 97.86% were investment grade with associated unrealized losses of $7,999 and $3,550, respectively.



At December 31, 2006 and 2005, respectively, for securities that have been in a continuous loss position for less than twelve months, the Company held 54 and 76 securities with a carrying amount of $132,359 and $391,144 and an unrealized loss of $775 and $6,341 with an average price of 99.9 and 98.4 (NAIC fair value/amortized cost). Of this portfolio, 87.39% and 92.90% were investment grade with associated unrealized losses of $588 and $5,483, respectively.



The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in affect at the date of acquisition; and (2) the Company's decision to sell a security prior to its maturity at an amount below its carrying amount. Additionally financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. For asset-backed securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

4. INVESTMENTS (CONTINUED)


The estimated fair value of bonds and preferred stock with gross unrealized losses is as follows:



                                                LOSSES 12   LOSSES LESS
                                                MONTHS OR     THAN 12
                                                   MORE        MONTHS       TOTAL
                                                ---------   -----------   --------
DECEMBER 31, 2006
Bonds:
   United States Government and agencies         $ 53,336     $  3,382    $ 56,718
   State, municipal and other government              345           --         345
   Public utilities                                 7,904        4,999      12,903
   Industrial and miscellaneous                    96,635       29,104     125,739
   Mortgage and other asset-backed securities     142,988       94,099     237,087
                                                 --------     --------    --------
                                                  301,208      131,584     432,792
Preferred stock                                     3,324           --       3,324
                                                 --------     --------    --------
                                                 $304,532     $131,584    $436,116
                                                 ========     ========    ========




                                                LOSSES 12   LOSSES LESS
                                                MONTHS OR     THAN 12
                                                   MORE        MONTHS       TOTAL
                                                ---------   -----------   --------
DECEMBER 31, 2005
Bonds:
   United States Government and agencies         $  2,209     $ 51,841    $ 54,050
   State, municipal and other government              684           --         684
   Public utilities                                 3,723       12,192      15,915
   Industrial and miscellaneous                    68,702       83,246     151,948
   Mortgage and other asset-backed securities      41,848      237,524     279,372
                                                 --------     --------    --------
                                                 $117,166     $384,803    $501,969
                                                 ========     ========    ========



The carrying amount and fair value of bonds at December 31, 2006, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.



                                             CARRYING    ESTIMATED
                                              AMOUNT    FAIR VALUE
                                             --------   ----------
Due in one year or less                      $ 20,525    $ 20,426
Due one through five years                    128,499     127,285
Due five through ten years                    102,007     100,611
Due after ten years                            24,197      25,129
                                             --------    --------
                                              275,228     273,451
Mortgage and other asset-backed securities    348,600     345,981
                                             --------    --------
                                             $623,828    $619,432
                                             ========    ========

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

4. INVESTMENTS (CONTINUED)

A detail of net investment income is presented below:


                                            YEAR ENDED DECEMBER 31
                                         ---------------------------
                                           2006      2005      2004
                                         -------   -------   -------
Income:
   Bonds                                 $32,693   $30,014   $32,456
   Preferred stocks                          421        --        --
   Common stock of affiliated entities    10,010    35,871    39,460
   Mortgage loans on real estate           1,183     2,013       769
   Real estate- home office properties     7,400     7,316     7,440
   Policy loans                           18,870    17,266    16,739
   Other                                   2,279     2,541     1,180
                                         -------   -------   -------
   Gross investment income                72,856    95,021    98,044
   Investment expenses                    (8,747)   (8,209)   (7,250)
                                         -------   -------   -------
   Net investment income                 $64,109   $86,812   $90,794
                                         =======   =======   =======




Investment expenses include expenses for the occupancy of company-owned property of $3,668, $3,649 and $3,494 during 2006, 2005 and 2004, respectively, as well as depreciation expense on these properties of $887, $880 and $880, respectively.



Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:



                                  YEAR ENDED DECEMBER 31
                              ------------------------------
                                2006       2005       2004
                              --------   --------   --------
Proceeds                      $521,904   $758,904   $639,637
                              ========   ========   ========
Gross realized gains          $  1,685   $  1,555   $  6,330
Gross realized losses           (4,689)    (5,273)    (4,011)
                              --------   --------   --------
Net realized gains (losses)   $ (3,004)  $ (3,718)  $  2,319
                              ========   ========   ========



At December 31, 2006, bonds with an aggregate carrying value of $3,816 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

4. INVESTMENTS (CONTINUED)

Net realized capital gains (losses) on investments and change in unrealized capital gains and losses are summarized below:


                                                               REALIZED
                                                        YEAR ENDED DECEMBER 31
                                                     ---------------------------
                                                       2006      2005      2004
                                                     -------   -------   -------
Debt securities                                      $(3,004)  $(3,718)  $ 2,319
Common stock                                             (20)       --       380
Derivatives                                             (858)      (78)     (232)
Other invested assets                                    952        26         2
                                                     -------   -------   -------
                                                      (2,930)   (3,770)    2,469
Tax benefit (expense)                                  1,040       770      (923)
Transfer to (from) interest maintenance reserve        2,235     2,416    (1,507)
                                                     -------   -------   -------
Net realized capital gains (losses) on investments   $   345   $  (584)  $    39
                                                     =======   =======   =======




                                                    CHANGES IN UNREALIZED
                                                   YEAR ENDED DECEMBER 31
                                                ----------------------------
                                                  2006       2005      2004
                                                --------   -------   -------
Common stocks                                   $(43,656)  $18,801   $15,107
Other invested assets                                 --    (1,390)   (2,630)
                                                --------   -------   -------
Change in unrealized capital gains and losses   $(43,656)  $17,411   $12,477
                                                ========   =======   =======




The Company did not recognize any impairment write-down for its investments in limited partnerships during the years ended December 31, 2006, 2005 or 2004.



Gross unrealized gains (losses) on common stocks were as follows:



                           UNREALIZED
                           DECEMBER 31
                       ------------------
                        2006       2005
                       -------   --------
Unrealized gains       $ 5,574    $47,842
Unrealized losses       (2,475)    (1,087)
                       -------    -------
Net unrealized gains   $ 3,099    $46,755
                       =======    =======

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

4. INVESTMENTS (CONTINUED)


During 2006, the Company issued one mortgage loan at an interest rate of 6.35%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 72%. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. During 2005, the Company issued one mortgage loan at an interest rate of 5.46% and one mortgage loan at an interest rate of 5.94%. The Company requires all mortgages to carry fire insurance equal to the value of the underlying property.



During 2006, 2005, and 2004, no mortgage loans were foreclosed and transferred to real estate. At December 31, 2006, 2005 and 2004, the Company held a mortgage loan loss reserve in the asset valuation reserve of $243, $171, and $137, respectively.



At December 31, 2006, the Company had two Low Income Housing Tax Credits. The remaining years of unexpired tax credits ranged from five to nine and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from ten to eleven years. The amount of contingent equity commitments expected to be paid during the years 2007 to 2016 are $2,618. There were no impairment losses, write-downs, or reclassifications during 2006 related to any of these credits.



The Company issues products providing the customer a return based on the S&P 500 index. The Company uses S&P 500 index futures contracts to hedge the liability risk associated with these products.



Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.



The Company did not recognize any unrealized gains or losses during 2006, 2005 or 2004 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.



The Company did not recognize any unrealized gains or losses during 2006 or 2005 for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



5. REINSURANCE


The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.


Premiums earned reflect the following reinsurance ceded amounts for the year ended December 31:



                                            YEAR ENDED DECEMBER 31
                                     ------------------------------------
                                        2006         2005         2004
                                     ----------   ----------   ----------
Direct premiums                      $1,229,963   $1,200,679   $1,202,558
Reinsurance assumed - affiliated          2,382          791           --
Reinsurance ceded - affiliated          (43,611)     (36,972)     (11,704)
Reinsurance ceded - non-affiliated      (21,609)     (17,969)     (42,041)
                                     ----------   ----------   ----------
Net premiums earned                  $1,167,125   $1,146,529   $1,148,813
                                     ==========   ==========   ==========



The Company received reinsurance recoveries in the amount of $34,248, $42,537 and $31,129 during 2006, 2005 and 2004, respectively. At December 31, 2006 and 2005, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $13,933 and $10,008, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2006 and 2005 of $84,897 and $68,645, respectively. As of December 31, 2006 and 2005, the amount of reserve credits for reinsurance ceded that represented affiliated companies were $61,872 and $56,065, respectively.



The net amount of the reduction in surplus at December 31, 2006 if all reinsurance agreements were cancelled is $5,925.



During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation for future guaranteed minimum death benefits included in certain of its variable annuity contracts. The difference between the initial premiums ceded of $37,176 and the reserve credit taken of $55,408 was credited directly to unassigned surplus on a net of tax basis. Over the course of this reinsurance treaty, the experience of the underlying policies will be reflected as a reduction to the amount initially credited to surplus. For years ended December 31, 2006, 2005, and 2004, the amount charged directly to unassigned surplus was $1,185. At December 31, 2006, the Company holds collateral in the form of letters of credit of $55,000 from the ceding company.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


5. REINSURANCE (CONTINUED)



During 2006, the Company entered into a reinsurance agreement with Transamerica International Re (Ireland), Ltd., an affiliate, to retrocede an inforce block of term life business effective January 1, 2006. The difference between the initial commission expense allowance received of $700 and ceded reserves of $332 resulted in an initial transaction gain of $368, which was credited to unassigned surplus on a net of tax basis in the amount of $240, in accordance with SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance. For the year ended December 31, 2006, the Company amortized $24 into earnings with a corresponding charge to unassigned surplus.



Letters of credit held for all unauthorized reinsurers as of December 31, 2006 was $67,200.



6. INCOME TAXES


The main components of deferred tax amounts are as follows:


                                                 DECEMBER 31
                                             -------------------
                                               2006       2005
                                             --------   --------
Deferred tax assets:
   Nonadmitted                               $  7,214   $    281
   Tax basis deferred acquisition costs        93,272     92,798
   Reserves                                   138,064    132,510
   Other                                       11,518     11,226
                                             --------   --------
Total deferred income tax assets              250,068    236,815
   Nonadmitted deferred tax assets            156,815    134,595
                                             --------   --------
Admitted deferred tax assets                   93,253    102,220
Deferred tax liabilities:
   Section 807(f) adjustment - liabilities     62,039     74,092
   Other                                          687        255
                                             --------   --------
Total deferred income tax liabilities          62,726     74,347
                                             --------   --------
Net admitted deferred tax asset              $ 30,527   $ 27,873
                                             ========   ========


The change in net deferred income tax assets and deferred income tax assets - nonadmitted are as follows:


                                          DECEMBER 31
                                 -----------------------------
                                   2006       2005      CHANGE
                                 --------   --------   -------
Total deferred tax assets        $250,068   $236,815   $13,253
Total deferred tax liabilities     62,726     74,347    11,621
                                 --------   --------   -------
Net deferred tax asset           $187,342   $162,468   $24,874
                                 ========   ========   =======

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

6. INCOME TAXES (CONTINUED)


                                          DECEMBER 31
                                 -----------------------------
                                   2005       2004      CHANGE
                                 --------   --------   -------
Total deferred tax assets        $236,815   $219,955   $16,860
Total deferred tax liabilities     74,347     79,998     5,651
                                 --------   --------   -------
Net deferred tax asset           $162,468   $139,957   $22,511
                                 ========   ========   =======



Nonadmitted deferred tax assets increased $22,220, $27,476 and $24,523 for the years ended December 31, 2006, 2005 and 2004, respectively.



Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:



                                             YEAR ENDED DECEMBER 31
                                         ------------------------------
                                           2006       2005       2004
                                         --------   --------   --------
Income tax expense computed at the
   federal statutory rate (35%)          $ 62,868   $ 50,780   $ 57,315
Deferred acquisition costs - tax basis        327        981      2,153
Amortization of IMR                           153        (16)      (247)
Depreciation                                 (178)      (178)      (267)
Dividends received deduction              (11,099)   (25,155)   (19,960)
Low income housing credits                 (3,167)    (3,157)    (3,157)
Prior year under (over) accrual             1,647       (151)   (13,204)
Reinsurance transactions                     (339)      (415)      (415)
Reserves                                   17,750     17,967     22,156
Other                                          16       (701)    (2,020)
                                         --------   --------   --------
Federal income tax expense                 67,978     39,955     42,354
Change in net deferred income taxes       (24,874)   (22,511)   (26,679)
                                         --------   --------   --------
Total income taxes                       $ 43,104   $ 17,444   $ 15,675
                                         ========   ========   ========

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



6. INCOME TAXES (CONTINUED)



For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and it affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. At December 31, 2005, the life subgroup had no loss carryforwards. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.



Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA. A distribution from the PSA was made during 2006 in the amount of $293, which reduced the balance in the PSA to zero. Due to United States tax legislation enacted in October 2004, distributions to shareholders during 2005 and 2006 are deemed to come first out of the PSA and are not taxed. There was no reduction to net earnings due to this distribution.



The consolidated tax group, in which the Company is included, incurred income taxes during 2006, 2005 and 2004 of $0, $286,973 and $280,054, respectively that will be available for recoupment in the event of future net losses.



The Company's federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 2000. The examination for 2001 through 2004 has been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax provisions.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



7. POLICY AND CONTRACT ATTRIBUTES


A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products, primarily separate accounts that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:


                                                            DECEMBER 31
                                           ---------------------------------------------
                                                    2006                    2005
                                           ---------------------   ---------------------
                                                         PERCENT                 PERCENT
                                             AMOUNT     OF TOTAL     AMOUNT     OF TOTAL
                                           ----------   --------   ----------   --------
Subject to discretionary withdrawal with
   market value adjustment                 $   21,059       0%     $   20,695       0%
Subject to discretionary withdrawal at
   book value less surrender charge of
   5% or more                                  97,945       1%        141,855       2%
Subject to discretionary withdrawal at
   fair value                               6,322,414      91%      5,959,998      89%
                                           ----------     ---      ----------     ---
Total with adjustment or at market value    6,441,418      92%      6,122,548      91%
Subject to discretionary withdrawal at
   book value (minimal or no charges or
   adjustments)                               462,789       7%        535,591       8%
Not subject to discretionary withdrawal        78,598       1%         62,422       1%
                                           ----------     ---      ----------     ---
Total annuity reserves and deposit fund
   liabilities - before reinsurance         6,982,805     100%      6,720,561     100%
                                                          ===                     ===
Less reinsurance ceded                         33,153                  37,963
                                           ----------              ----------
Net annuity reserves and deposit fund
   liabilities                             $6,949,652              $6,682,598
                                           ==========              ==========

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



7. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)



Information regarding the separate accounts of the Company is as follows:



                                                           NONINDEXED    NONINDEXED
                                                           GUARANTEED    GUARANTEED   NONGUARANTEED
                                             GUARANTEED   LESS THAN OR     GREATER       SEPARATE
                                               INDEXED     EQUAL TO 4%     THAN 4%       ACCOUNTS        TOTAL
                                             ----------   ------------   ----------   -------------   ----------
Premiums, deposits and other
   considerations for the year ended
   December 31, 2006                             $--           $--           $--        $1,092,105    $1,092,105
                                                 ===           ===           ===        ==========    ==========
Reserves at December 31, 2006 for
   accounts with assets at fair value            $--           $--           $--        $9,264,404    $9,264,404
                                                 ===           ===           ===        ==========    ==========
Reserves for separate accounts by
   withdrawal characteristics at
   December 31, 2006:
   Subject to discretionary withdrawal:
      With market value adjustment               $--           $--           $--        $       --    $       --
      At book value without market value
         adjustment and with current
         surrender charge of 5% or more           --            --            --                --            --
      At market value                             --            --            --         9,264,404     9,264,404
      At book value without market value
         adjustment and with current
         surrender charge of less than 5%         --            --            --                --            --
                                                 ---           ---           ---        ----------    ----------
   Subtotal                                       --            --            --         9,264,404     9,264,404
   Not subject to discretionary withdrawal        --            --            --                --            --
   Total separate account liabilities at
      December 31, 2006                          $--           $--           $--        $9,264,404    $9,264,404
                                                 ===           ===           ===        ==========    ==========

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

7. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)


                                                           Nonindexed     Nonindexed
                                                           Guaranteed     Guaranteed    Nonguaranteed
                                             Guaranteed   Less than or   Greater than      Separate
                                               Indexed     Equal to 4%        4%           Accounts        Total
                                             ----------   ------------   ------------   -------------   ----------
Premiums, deposits and other
   considerations for the year ended
   December 31, 2005                             $--           $--            $--         $1,095,989    $1,095,989
                                                 ===           ===            ===         ==========    ==========
Reserves at December 31, 2005 for
   accounts with assets at fair value            $--           $--            $--         $8,991,287    $8,991,287
                                                 ===           ===            ===         ==========    ==========
Reserves for separate accounts by
   withdrawal characteristics at
   December 31, 2005:
   Subject to discretionary withdrawal:
      With market value adjustment               $--           $--            $--         $       --    $       --
      At book value without market value
         adjustment and with current
         surrender charge of 5% or more           --            --             --                 --            --
      At market value                             --            --             --          8,991,287     8,991,287
      At book value without market value
         adjustment and with current
         surrender charge of less than 5%         --            --             --                 --            --
                                                 ---           ---            ---         ----------    ----------
   Subtotal                                       --            --             --          8,991,287     8,991,287
   Not subject to discretionary withdrawal        --            --             --                 --            --
   Total separate account liabilities at
      December 31, 2005                          $--           $--            $--         $8,991,287    $8,991,287
                                                 ===           ===            ===         ==========    ==========




A reconciliation of the amounts transferred to and from the separate accounts is presented below:



                                                   YEAR ENDED DECEMBER 31
                                            ------------------------------------
                                               2006         2005         2004
                                            ----------   ----------   ----------
Transfers as reported in the Summary of
   Operations of the Separate Accounts
   Statement:
   Transfers to Separate Accounts           $1,092,584   $1,095,820   $1,061,629
   Transfers from Separate Accounts          1,758,650    1,671,242    1,113,867
                                            ----------   ----------   ----------
Net transfers to (from) Separate Accounts     (666,066)    (575,422)     (52,238)
Reconciling adjustments:
   Other                                           215        3,768       (1,205)
                                            ----------   ----------   ----------
Transfers as reported in the Summary of
   Operations of the Company                $ (665,851)  $ (571,654)  $  (53,443)
                                            ==========   ==========   ==========

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



7. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)



At December 31, 2006 and 2005, the Company had variable annuities with guaranteed living benefits as follows:



                                            SUBJECTED                  REINSURANCE
                                             ACCOUNT      AMOUNT OF      RESERVE
YEAR   BENEFIT AND TYPE OF RISK               VALUE     RESERVE HELD      CREDIT
----   ---------------------------------   ----------   ------------   ---------
2006   GUARANTEED MINIMUM INCOME BENEFIT   $1,787,240      $25,183        $3,152
2005   Guaranteed Minimum Income Benefit   $1,751,800      $21,551        $3,328



For Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.



At December 31, 2006 and 2005, the Company had variable annuities with guaranteed death benefits as follows:



                                             SUBJECTED                  REINSURANCE
                                              ACCOUNT      AMOUNT OF      RESERVE
YEAR   BENEFIT AND TYPE OF RISK                VALUE     RESERVE HELD      CREDIT
----   ----------------------------------   ----------   ------------   -----------
2006   GUARANTEED MINIMUM DEATH BENEFIT     $6,564,098      $63,367       $33,153
2005   Guaranteed Minimum Death Benefit     $6,394,544      $61,194       $37,963



For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



7. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)



Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2006 and 2005, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:



                                    GROSS   LOADING     NET
                                   ------   -------   ------
DECEMBER 31, 2006
Ordinary direct renewal business   $2,749   $1,475    $4,224
Ordinary new business                 910     (107)      803
                                   ------   ------    ------
                                   $3,659   $1,368    $5,027
                                   ======   ======    ======
December 31, 2005
Ordinary direct renewal business   $1,592   $  211    $1,803
Ordinary new business               2,252    1,106     3,358
                                   ------   ------    ------
                                   $3,844   $1,317    $5,161
                                   ======   ======    ======




At December 31, 2006 and 2005, the Company had insurance in force aggregating $3,640,805 and $61,564,103 respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Ohio Department of Insurance. The Company established policy reserves of $21,377 and $9,331 to cover these deficiencies at December 31, 2006 and 2005, respectively.


8. DIVIDEND RESTRICTIONS


The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) net income for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2007, without the prior approval of insurance regulatory authorities, is $111,989.



9. CAPITAL AND SURPLUS



Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2006, the Company meets the RBC requirements.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



10. SALES, TRANSFER, AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES



During 2006, 2005 and 2004, the Company sold $32,428, $51,983, and $45,723, respectively, of agent balances without recourse to an affiliated entity. Prior to July 29, 2005, the agent debit balances were sold to Money Services, Inc.
(MSI), an affiliated company. Subsequent to July 29, 2005, agent debit balances were sold without recourse to ADB Corporation, LLC (ADB), an affiliate company, and all rights, title and interest in the prior net debit balances owned by MSI prior to July 29, 2005, were fully assigned, without recourse, to ADB. The Company did not realize a gain or loss as a result of the sales. As of July 1, 2006, the Company no longer sells agent debit balances and thus retains such balances as non-admitted receivables. Receivables in the amount of $20,261 were non-admitted as of December 31, 2006.



11. RETIREMENT AND COMPENSATION PLANS



The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards No. 87, Employers Accounting for Pensions expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $1,432, $1,280, and $1,303 for the years ended December 31, 2006, 2005, and 2004, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.



The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $864, $836, and $807 for the years ended December 31, 2006, 2005, and 2004, respectively.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



11. RETIREMENT AND COMPENSATION PLANS (CONTINUED)



AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2006, 2005 and 2004 was insignificant. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been funded as deemed appropriate by management of AEGON and the Company.



In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $147, $126, and $157 for the years ended December 31, 2006, 2005, and 2004, respectively.


12. RELATED PARTY TRANSACTIONS

The Company shares certain officers, employees and general expenses with affiliated companies.


The Company is party to a Cost Sharing agreement between AEGON USA, Inc. companies, providing for services needed. The Company is also party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company's mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The Company is part of a Tax Allocation Agreement with its parent and other affiliated companies as described in Note 6. During 2006, 2005, and 2004, the Company paid $94,305, $91,667, and $108,339, respectively, for such services, which approximates their costs to the affiliates. During 2006, the Company executed an administration service agreement with Transamerica Fund Advisors, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $36,528 from this

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



12. RELATED PARTY TRANSACTIONS (CONTINUED)



agreement during 2006. The Company provides office space, marketing and administrative services to certain affiliates. During 2006, 2005, and 2004, the Company received $91,726, $85,975, and $89,072, respectively, for such services, which approximates their cost.



Receivables from and payables to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. At December 31, 2006 and 2005, the Company has a net amount of $9,683 and $19,293, respectively, due to affiliates. Terms of settlement require that these amounts are settled within 90 days. During 2006, 2005, and 2004, the Company paid net interest of $1,599, $1,027, and $520, respectively, to affiliates.



In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2006 and 2005, the cash surrender value of these policies was $61,729 and $59,598, respectively.



The Company paid common stock dividends of $2,000 to its parent during 2006. No dividends were paid during 2005. During 2004, the Company paid $200,000 of dividends to its parent.



13. COMMITMENTS AND CONTINGENCIES


The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.


The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $3,364 and $3,380 and an offsetting premium tax benefit of $0 and $722 at December 31, 2006 and 2005, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $36, $59, and $(374), for the years ended December 31, 2006, 2005, and 2004, respectively.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



13. COMMITMENTS AND CONTINGENCIES (CONTINUED)



The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 100/102/105% of the fair market value of the loaned securities as of the transaction date for government/domestic/international securities, respectively. The counterparty is mandated to deliver additional collateral if the fair value of the collateral is at any time less than 100/102/105% of the fair value of the loaned securities, respectively. The agreement does not allow rehypothication of collateral by any party involved but does allow cash collateral to be invested in reverse repurchase agreements. At December 31, 2006 and 2005, respectively, securities in the amount of $59,321 and $0 were on loan under security lending agreements.



The Company has contingent commitments of $2,618 and $3,043 as of December 31, 2006 and 2005, respectively, for low income housing tax credit investments.



The Company is required by the Commodity Futures Trading Commission (CFTC) to maintain assets on deposit with brokers for futures trading activity done on behalf of the Company. The broker has a secured interest with priority in the pledged assets, however, the Company has the right to recall and substitute the pledged assets. At December 31, 2006 and 2005 respectively, the Company pledged assets in the amount of $2,191 and $642 to satisfy the requirements of futures trading accounts.



There continues to be significant federal and state regulatory activity relating to financial services companies. The Company and certain of its affiliates have been examined by, and received requests for information from, the staff of the Securities and Exchange Commission (SEC). In particular, the Company continues to respond to requests for documents and information from the SEC staff in connection with an ongoing investigation, which has included requests for testimony by the Company, its personnel and other related persons regarding potential market timing and matters affecting certain employees and affiliates of the Company.


A number of other companies in this industry have announced settlements of enforcement actions with various regulatory agencies such as the SEC; those settlements have encompassed a wide range of remediation including injunctive relief, monetary penalties, and restitution. The Company and its affiliates are working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. Although it is not possible to provide a meaningful estimate of the range of potential outcomes at this time, the Company does not believe the resolution will be material to its financial position.


At December 31, 2006 and 2005, the net amount of securities being acquired on a TBA basis was $43 and $0, respectively.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



14. DEBT



The Company has an outstanding liability for borrowed money in the amount of $18,885 and $6,439 as of December 31, 2006 and 2005, respectively, due to participation in dollar reverse repurchase agreements. The Company enters reverse dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received as stated in Note 1.

                            Statutory-Basis Financial
                               Statement Schedules

                   Western Reserve Life Assurance Co. of Ohio


                       Summary of Investments - Other Than
                         Investments in Related Parties
                             (Dollars in Thousands)


                                December 31, 2006



SCHEDULE I



                                                                      AMOUNT AT
                                                                        WHICH
                                                           FAIR      SHOWN IN THE
            TYPE OF INVESTMENT               COST (1)      VALUE    BALANCE SHEET
            ------------------              ----------   --------   -------------
FIXED MATURITIES
Bonds:
   United States Government and
      government agencies and authorities   $   60,315   $ 58,486     $   60,315
   States, municipalities, and political
      subdivisions                              29,047     29,317         29,047
   Foreign governments                           5,013      5,234          5,013
   Public utilities                             23,975     24,269         23,975
   All other corporate bonds                   505,478    502,126        505,478
Preferred stock                                  4,796      4,844          4,796
                                            ----------   --------     ----------
Total fixed maturities                         628,624    624,276        628,624

Mortgage loans on real estate                   25,548                    25,548
Real estate                                     39,428                    39,428
Policy loans                                   344,781                   344,781
Cash, cash equivalents and short-term
   investments                                 112,307                   112,307
Other invested assets                           11,993                    11,993
                                            ----------                ----------
Total investments                           $1,162,681                $1,162,681
                                            ==========                ==========


(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

                   Western Reserve Life Assurance Co. of Ohio


                       Supplementary Insurance Information
                             (Dollars in Thousands)

SCHEDULE III


                                                                                         BENEFITS,
                                                                                          CLAIMS,
                               FUTURE POLICY      POLICY                       NET      LOSSES AND     OTHER
                                BENEFITS AND   AND CONTRACT     PREMIUM    INVESTMENT   SETTLEMENT   OPERATING   PREMIUM
                                  EXPENSES      LIABILITIES     REVENUE      INCOME*     EXPENSES    EXPENSES*   WRITTEN
                               -------------   ------------   ----------   ----------   ----------   ---------   -------
YEAR ENDED DECEMBER 31, 2006
Individual life                  $  971,044       $12,448     $  582,703     $33,573    $  727,802   $(178,400)    $--
Group life                           15,361           198            233         694           445          55      --
Annuity                             636,572           238        584,189      29,842       892,153    (200,887)     --
                                 ----------       -------     ----------     -------    ----------   ---------     ---
                                 $1,622,977       $12,884     $1,167,125     $64,109    $1,620,400   $(379,232)    $--
                                 ==========       =======     ==========     =======    ==========   =========     ===
YEAR ENDED DECEMBER 31, 2005
Individual life                  $  941,322       $18,346     $  578,049     $34,086    $  252,018   $ 244,614     $--
Group life                           15,288           100            312       1,026         1,722       1,357      --
Annuity                             692,848             2        568,168      51,700       782,520     (67,635)     --
                                 ----------       -------     ----------     -------    ----------   ---------     ---
                                 $1,649,458       $18,448     $1,146,529     $86,812    $1,036,260   $ 178,336     $--
                                 ==========       =======     ==========     =======    ==========   =========     ===
YEAR ENDED DECEMBER 31, 2004
Individual life                  $  431,843       $22,129     $  572,975     $32,781    $  208,923   $ 263,981     $--
Group life                           13,589           100            388         964           887       1,260      --
Annuity                             771,293            --        575,450      57,049       770,457     (62,852)     --
                                 ----------       -------     ----------     -------    ----------   ---------     ---
                                 $1,216,725       $22,229     $1,148,813     $90,794    $  980,267   $ 202,389     $--
                                 ==========       =======     ==========     =======    ==========   =========     ===


* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                   Western Reserve Life Assurance Co. of Ohio


                                   Reinsurance
                             (Dollars in Thousands)

SCHEDULE IV


                                                             ASSUMED                   PERCENTAGE
                                               CEDED TO       FROM                      OF AMOUNT
                                  GROSS         OTHER         OTHER          NET         ASSUMED
                                  AMOUNT      COMPANIES     COMPANIES       AMOUNT       TO NET
                               -----------   -----------   -----------   -----------   ----------
YEAR ENDED DECEMBER 31, 2006
Life insurance in force        $90,434,049   $40,136,640   $17,246,515   $67,543,924       26%
                               ===========   ===========   ===========   ===========      ===
Premiums:
   Individual life             $   637,660   $    57,339   $     2,382   $   582,703        0%
   Group life                          725           492            --           233        0
   Annuity                         591,578         7,389            --       584,189        0
                               -----------   -----------   -----------   -----------      ---
                               $ 1,229,963   $    65,220   $     2,382   $ 1,167,125        0%
                               ===========   ===========   ===========   ===========      ===
YEAR ENDED DECEMBER 31, 2005
Life insurance in force        $85,891,325   $35,360,079   $ 4,106,724   $50,531,246        0%
                               ===========   ===========   ===========   ===========      ===
Premiums:
   Individual life             $   622,657   $    45,399   $       791   $   578,049        0%
   Group life                          755           443            --           312        0
   Annuity                         577,267         9,099            --       568,168        0
                               -----------   -----------   -----------   -----------      ---
                               $ 1,200,679   $    54,941   $       791   $ 1,146,529        0%
                               ===========   ===========   ===========   ===========      ===
YEAR ENDED DECEMBER 31, 2004
Life insurance in force        $81,890,006   $30,314,062   $        --   $51,575,944        0%
                               ===========   ===========   ===========   ===========      ===
Premiums:
   Individual life             $   615,380   $    42,405   $        --   $   572,975        0%
   Group life                          790           402            --           388        0
   Annuity                         586,388        10,938            --       575,450        0
                               -----------   -----------   -----------   -----------      ---
                               $ 1,202,558   $    53,745   $        --   $ 1,148,813        0%
                               ===========   ===========   ===========   ===========      ===

                       STATEMENT OF ADDITIONAL INFORMATION


                                                                     MAY 1, 2007



                                WRL ADVANTAGE IV
                                 ISSUED THROUGH
                        WRL SERIES LIFE CORPORATE ACCOUNT
                                       BY
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                             ADMINISTRATIVE OFFICE:
                               4333 EDGEWOOD RD NE
                                  MAILSTOP 2390
                             CEDAR RAPIDS, IA 52499
                          1-888-804-8461 1-319-355-8572



This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the WRL Advantage IV, an individual variable adjustable life insurance policy offered by Western Reserve Life Assurance Co. of Ohio, an AEGON company. You may obtain a copy of the prospectus dated May 1, 2007, by calling 1-888-804-8461 or 319-355-8572 (Monday - Friday from 8:00 a.m.
- 4:30 p.m. CST), or by writing to the administrative office at Western Reserve Life, 4333 Edgewood Rd NE, Cedar Rapids, Iowa, 52499. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.


  THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE
      PROSPECTUS FOR THE POLICY AND THE WRL SERIES LIFE CORPORATE ACCOUNT.

TABLE OF CONTENTS


Glossary...................................................................    1
The Policy - General Provisions............................................    3
   Entire Contract.........................................................    3
Information in the Application for this Policy.............................    3
   Ownership Rights........................................................    3
      Changing the Owner...................................................    3
      Choosing the Beneficiary.............................................    3
      Changing the Beneficiary.............................................    4
      Assigning the Policy.................................................    4
   Selecting the Tax Test..................................................    4
   Our Right to Contest the Policy.........................................    4
   Suicide Exclusion.......................................................    5
   Misstatement of Age or Sex..............................................    5
   Modifying the Policy....................................................    5
   Addition, Deletion or Substitution of Portfolios........................    5
Additional Information.....................................................    6
   Settlement Options......................................................    6
      Fixed Period Option..................................................    7
      Life Income Option...................................................    7
      Joint and Survivor Income Option.....................................    7
   Additional Information about Western Reserve and the Separate Account...    7
   Changes to the Separate Account.........................................    8
   Potential Conflicts of Interest.........................................    8
   Legal Matters...........................................................    9
   Variations in Policy Provisions.........................................    9
   Personalized Illustrations of Policy Benefits...........................    9
   Sale of the Policies....................................................    9
   Reports to Owners.......................................................   10
   Claims of Creditors.....................................................   10
   Records.................................................................   10
   Additional Information..................................................   10
   Independent Registered Public Accounting Firm...........................   10
   Financial Statements....................................................   11
Underwriting...............................................................   11
   Underwriting Standards..................................................   11
Performance Data...........................................................   11
   Performance Data in Advertising Sales Literature........................   11
   Western Reserve's Published Ratings.....................................   12
Index to Financial Statements..............................................   13
   WRL Series Life Corporate Account.......................................   13
   Western Reserve Life Assurance Co. of Ohio..............................   13

GLOSSARY

accumulation unit - A unit of measurement used to calculate values under the Policy.


administrative office - Western Reserve's administrative office located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, 319-355-8572. Our toll-free phone number is 1-888-804-8461. Our hours are Monday - Friday from 8:00 a.m. - 4:30 p.m. Central Standard Time.


age - The insured's age on the effective date, plus the number of completed Policy years since the effective date.

beneficiary - The person (s) to whom we pay the life insurance benefit proceeds upon the insured's death.

cash value - During the free look period, the cash value is the amount in the general account. After the free look period, the cash value is the sum of the value of the Policy's accumulation units in each subaccount and the loan account, less any mortality and expense risk charges that have accrued since the last monthly deduction date.

Code - The Internal Revenue Code of 1986, as amended.

effective date - The date shown in the Policy when insurance coverage is effective and monthly deductions commence under the Policy. We use the effective date to determine Policy months, Policy years and Policy anniversaries.

face amount - A dollar amount you select that is shown in the Policy and used to determine the life insurance benefit.

general account - Western Reserve's assets other than those allocated to the separate account or any other separate account Western Reserve establishes.

indebtedness - The loan amount plus any accrued loan interest.

insured - The person whose life is insured by the Policy.

issue age - The insured's age on the effective date.

lapse - Termination of the Policy at the expiration of the late period while the insured is still living.

late period - A 62-day period during which you may make premium payments to cover the overdue (and other specified) monthly deductions, and you may reinstate or repay any unpaid loan amount, and thereby prevent the Policy from lapsing.

life insurance benefit - The amount payable to the beneficiary under a life insurance benefit option before adjustments if the insured dies while the Policy is in force.

life insurance benefit option - One of the three options that you may select for the computation of the life insurance benefit proceeds.

life insurance benefit proceeds - The total amount payable to the beneficiary if the insured dies while the Policy is in force. The life insurance benefit proceeds include reductions for any outstanding indebtedness and any due and unpaid charges.

loan account - A portion of the general account to which we transfer cash value to provide collateral for any loan taken under the Policy.

loan account value - The cash value in the loan account.

loan amount - The loan amount on the last Policy anniversary plus any new loans minus any loan repayments. On each Policy anniversary, we add unpaid loan interest to the loan amount.

monthly deduction day - The same date in each succeeding month as the effective date. Whenever the monthly deduction day falls on a date other than a valuation day, the monthly deduction day will be the next valuation day.

net cash value - The amount payable on surrender of the Policy. It is equal to the cash value as of the date of surrender minus any outstanding Policy loan and any loan interest due, plus refund of premium load at surrender, if applicable.

net premium - The portion of any premium available for allocation to the subaccounts equal to the premium paid less the applicable percent of premium load.

1940 Act - The Investment Company Act of 1940, as amended.

NYSE - New York Stock Exchange.

owner - The owner of the Policy, as shown in our records. All of the rights and benefits of the Policy belong to the owner, unless otherwise stated in the Policy.

planned premium - The premium you select as a level amount that you plan to pay on a quarterly, semi-annual or annual basis over the life of the Policy. Payment of all planned premiums, on time, does not mean that the Policy will not lapse, without value. Additional and substantial premiums, above the planned premiums, may be necessary to prevent lapse.

policy anniversary - The same date in each Policy year as the effective date.

policy month - A one-month period beginning on the monthly deduction day.

policy year - A twelve-month period beginning on the effective date or on a Policy anniversary.

portfolio (s) - A series of a mutual fund in which a corresponding subaccount invests its assets.

SEC - U.S. Securities and Exchange Commission.


separate account - WRL Series Life Corporate Account, an investment account established by Western Reserve to receive and invest net premiums allocated under the Policy and other variable life insurance policies we issue.


settlement options - The manner in which an owner or beneficiary elects to receive the life insurance benefit proceeds.


subaccount - A sub-division of the separate account, whose assets are exclusively invested in a corresponding portfolio.


subaccount value - The cash value in a subaccount.

target premium - An amount of premium used to determine the percent of premium load. It is equal to the seven-pay limit defined in Section 7702A of the Code.

valuation day - For each subaccount, each day on which the New York Stock Exchange is open for regular trading except for days that a subaccount's corresponding portfolio does not value its shares. Currently, there are no days when the New York Stock Exchange is open for regular trading and a portfolio does not value its shares.

valuation period - The period that starts at the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern Time on each valuation day) on one valuation day and ends at the close of regular trading on the next succeeding valuation day.


we, us, company, our - Western Reserve Life Assurance Co. of Ohio ("Western Reserve").



written notice - The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our administrative office.



you, your (owner or policy owner) - The person entitled to exercise all rights as owner under the Policy.

In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Policy, which may be of interest to a prospective purchaser.

THE POLICY - GENERAL PROVISIONS

ENTIRE CONTRACT

The entire contract consists of the Policy, any Policy attachments, the application for the Policy and any supplemental applications. Any application used to apply for increases in the face amount will be attached to and made a part of the Policy. Any extra benefit rider attached to the Policy will become a part of the Policy and will be subject to all the terms and conditions of the Policy unless we state otherwise in the rider.

INFORMATION IN THE APPLICATION FOR THIS POLICY

In issuing the Policy, we have relied on the statements made in the application. All such statements are deemed to be representations and not warranties. We assume these statements are true and complete to the best of the knowledge and belief of those who made them.

No statement made in connection with the application will be used by us to void the Policy or to deny a claim unless that statement is a material misrepresentation and is part of the application.

OWNERSHIP RIGHTS

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

CHANGING THE OWNER

- Change the owner by providing written notice to us at our administrative office at any time while the insured is alive and the Policy is in force.

- Once we have recorded a change of owner, the change is effective as of the date the owner signs the written notice.

-    Changing the owner does not automatically change the beneficiary.

- Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.

- We are not liable for payments we made before we received the written notice at our administrative office.

CHOOSING THE BENEFICIARY

- The owner designates the beneficiary (the person to receive the life insurance benefit when the insured dies) in the application or in a signed notice.

- Any beneficiary designation is revocable unless otherwise stated in the designation.

- If the owner designates more than one beneficiary, they can be classed as first, second and so on. If two or more are named in a class, each beneficiary in the class shares equally in any life insurance benefit proceeds unless the beneficiary designation states otherwise.

- If the beneficiary dies before the insured, then any contingent beneficiary becomes a beneficiary.

- If no beneficiary survives the insured, the right to these proceeds will pass to you. If you are the insured, the right will pass to you.

CHANGING THE BENEFICIARY

- The owner changes the beneficiary by providing written notice to us at our administrative office any time while the insured is alive and the Policy is in force.

- Once we have recorded the change of beneficiary, the change is effective as of the date the owner signs the written notice.

- We are not liable for any payments we made before we received the written notice at our administrative office.

ASSIGNING THE POLICY

-    The owner may assign Policy rights while the insured is alive.

-    The owner retains any ownership rights that are not assigned.

- We must receive written notice of the assignment at our administrative office.

- Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.


- An assignment passes along the obligation to repay any indebtedness outstanding at the time of the assignment.


- Claims under any assignment are subject to proof of interest and the extent of the assignment.

-    We are not:

     - bound by any assignment unless we receive a written notice of the assignment at our administrative office;

     -    responsible for the validity of any assignment;

     - liable for any payment we made before we received written notice of the assignment at our administrative office; or

     - bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

- Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

SELECTING THE TAX TEST

The owner may elect either the guideline premium test or the cash value accumulation test. Your election may affect the amount of the life insurance benefit payable under your Policy, the amount of premiums you may pay and the amount of your monthly deduction.


OUR RIGHT TO CONTEST THE POLICY

In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy. We also may contest the validity of any increase of face amount or other change to the Policy if you make any material misrepresentation of a fact in the application (or any supplemental application) for the increase or change to the Policy. In the absence of fraud, we consider statements made in the application(s) to be representations, not warranties.



In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the effective date, or if the Policy has been reinstated, for two years from the date of reinstatement. Likewise, we cannot bring any legal action to contest the validity of any increase in face amount that occurs after the effective date, or any Policy reinstatement, for two years from the effective date of the increase or reinstatement.



However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year contestable period will be measured from the date the corresponding portion of term insurance became effective. Please refer to the provision or provisions that may be in any rider or riders attached to the Policy regarding the contestability of the rider or riders.


SUICIDE EXCLUSION

If the insured commits suicide, while sane or insane, within two years of the effective date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any indebtedness, and less any partial withdrawals. We will pay this amount to the beneficiary in one sum.

If the insured commits suicide, while sane or insane, within two years of the effective date of any increase in the face amount or additional coverage rider, our liability is limited to an amount equal to the cost of insurance attributable to the increase from the effective date of the increase to the date of death.

However, if the increase in face amount is the result of a corresponding decrease in the amount of insurance under any attached term rider, the two-year suicide exclusion period will be measured from the date that the corresponding portion of term insurance became effective.

MISSTATEMENT OF AGE OR SEX

If the age or sex of the insured was stated incorrectly in the application or any supplemental application, then the life insurance benefit and any benefits provided by rider or endorsement will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and sex. If the age of the insured has been overstated or understated, we will calculate future monthly deductions using the cost of insurance (and the cost of benefit provided by rider or endorsement) based on the insured's correct age and sex.

MODIFYING THE POLICY

Only our President, one of the Vice Presidents, Secretary or an officer of Western Reserve may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.


ADDITION, DELETION OR SUBSTITUTION OF PORTFOLIOS



We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We could add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account or for other reasons. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.


We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

ADDITIONAL INFORMATION

SETTLEMENT OPTIONS

When the insured dies, the beneficiary may apply the lump sum life insurance benefit proceeds to one of the settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under a settlement option, the dollar amount of each payment may depend on four things:

- the amount of the surrender on the surrender date or life insurance benefit proceeds on the insured's date of death;

-    the interest rate we credit on those amounts;

-    the mortality tables we use; and

-    the specific payment option(s) you choose.

Even if the life insurance benefit under the Policy is excludible from income, payments under settlement options may not be excludible in full. This is because earnings on the life insurance benefit after the insured's death are taxable, and payments under the settlement options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under settlement options.


All settlement option rates are based on the 2000 Individual Annuity Mortality Table, if applicable, and a guaranteed annual interest rate of 4%. The payee will receive the greater of:


     1. The income rates in effect for us at the time the income payments are made; or

     2.   The income rates guaranteed in the Policy.


FIXED PERIOD OPTION

- We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 360 months.

- We will stop making payments once we have made all the payments for the period selected.

LIFE INCOME OPTION

At your or the beneficiary's direction, we will make equal monthly installments:

-    only for the life of the payee, at the end of which payments will end; or

- for the longer of the payee's life, or for a certain period of 5 or 10 years if the payee dies before the end of the certain period; or

- for the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

JOINT AND SURVIVOR INCOME OPTION

- We will make equal monthly payments during the joint lifetime of two persons.

-    Payments to the surviving payee will equal either:

     -    the full amount paid to the payee before the payee's death; or

     -    two-thirds of the amount paid to the payee before the payee's death.

-    All payments will cease upon the death of the surviving payee.

ADDITIONAL INFORMATION ABOUT WESTERN RESERVE AND THE SEPARATE ACCOUNT


Western Reserve is a stock life insurance company that is wholly-owned by AEGON USA, Inc. which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. AEGON USA, Inc., is a wholly-owned indirect subsidiary of AEGON N.V., of the Netherlands, a public company under Dutch law. Western Reserve's administrative office is located at 4333 Edgewood Rd NE, Cedar Rapids, IA, 52499.


Western Reserve was incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.


Western Reserve established the separate account as a separate investment account under Ohio law in 1997. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Western Reserve holds the assets of the separate account apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc., provides fidelity coverage and, covers the activities of registered representatives of AFSG+ to a limit of $10 million.



+ Effective May 1, 2007, AFSG Securities Corporation ceased to be the distributing firm and affiliate Transamerica Capital, Inc., a member of the NASD, become the distributor.



CHANGES TO THE SEPARATE ACCOUNT


Where permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

- Remove, combine or add subaccounts and make the new subaccounts available to you at our discretion;

-    Add new portfolios or remove existing portfolios;

- Substitute new portfolios for any existing portfolios if shares of the portfolio are no longer available for investments or if we determine that investment in a portfolio is no longer appropriate in light of the purposes of the separate account;


- Close subaccounts to allocations of new premiums by existing or new policy owners at any time at our discretion;


- Make subaccounts (including new subaccounts) available to such classes of Policies as we may determine;

- Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

- Combine the separate account with other separate accounts and/or create new separate accounts;

- Deregister the separate account under the 1940 Act or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law;

-    Manage the separate account under the direction of a committee at any time;

- Make any changes required by the 1940 Act or other applicable law or regulation; and

- Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. New or substitute portfolios may have different fees and expenses, and their availability may be limited to certain classes of purchasers. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.


POTENTIAL CONFLICTS OF INTERESTS


Shares of certain Portfolios are sold to separate accounts of insurance companies that may or may not be affiliated with

Western Reserve or each other. In addition, shares of certain portfolios are also sold to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts and for retirement plans. It is possible that a material conflict may arise between the interests of owners of the Policies and owners of other variable life insurance policies or variable annuity contracts and for retirement plans whose accumulation values are allocated to a portfolio. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policy owners and those given by variable annuity contract owners. Although neither Western Reserve nor the portfolios currently foresee any such disadvantages, Western Reserve and each portfolio's Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance Policy owners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.


LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

VARIATIONS IN POLICY PROVISIONS


Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include different interest rates charged and credited on Policy loans. Please refer to your Policy, as any variations will be included in your Policy or in riders or endorsements attached to your Policy.


PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS


To help you understand how your life insurance benefit, net cash value, and cash value would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations without charge and upon request. These illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the face amount, life insurance benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request.



The illustrations also will reflect the average portfolio expenses for 2006. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.


The illustrations are hypothetical only and are not representations of future returns or Policy values and benefits. Your actual results will differ from those in the illustrations.

SALE OF THE POLICIES

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.


Effective May 1, 2007, AFSG Securities Corporation ceased to be the distributing firm and our affiliate Transamerica Capital, Inc. became the distributor and principal underwriter for the Policies. TCI's home office is located at 4600 S. Syracuse St., Suite 1100, Denver, CO 80237. TCI is an affiliate of Western Reserve and, like Western Reserve, is an indirect, wholly owned subsidiary of AEGON USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with TCI. TCI compensates these selling firms for their services. Sales representatives are appointed as our insurance agents.



During fiscal years 2006, 2005, and 2004, before TCI replaced AFSG as principal underwriter for the Policies, the amounts paid to AFSG in connection with all Policies sold through the separate account were $2,920.902.77, $4,129,524.33, and $4,225,957.02, respectively. AFSG passed through commissions it received to selling firms for their sales and did not retain any portion in return for its services as principal underwriter for the Policies. Our parent company provides paid-in capital contributions to TCI (and provided paid-in capital distributions to AFSG), and pays for TCI's (and paid for AFSG's) operating and other expenses, including overhead, legal and accounting fees.



We and/or TCI may pay certain selling firms additional cash amounts for: (1) "preferred product" treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) costs associated with sales conferences and educational seminars for their sales representatives; and (3) other sales expenses incurred by them. We and/or TCI may make additional payments to certain selling firms based on aggregate sales or persistency standards. These various payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.


REPORTS TO OWNERS


At least once each year, or more often as required by law, we will mail to policy owners at their last known address a report showing the following information as of the end of the report period:



     -    the current cash value



     -    the current net cash value



     -    the current life insurance benefit



     -    the current loan amount



     -    any activity since the last report



     -    the current subaccount values and loan account value



     -    current net premium allocations



     -    any other information required by law



In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in face amount, changes in life insurance benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.


CLAIMS OF CREDITORS

Except as described in the assignment section above, payments we make under the Policy are, to the extent permitted by law, exempt from the claims, attachments or levies of any creditors.

RECORDS

We will maintain all records relating to the separate account.

ADDITIONAL INFORMATION

A registration statement under the Securities act of 1933 has been filed with the SEC relating to the offering described in the prospectus and this statement of additional information. Neither the prospectus nor this statement of additional information includes all the information included in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The financial statements of the separate account at December 31, 2006 and for the periods disclosed in the financial statements, and the financial statements and schedules of Western Reserve at December 31, 2006, 2005, and 2004 for each of the three years in the period ended December 31, 2006, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS

The separate account's financial statements, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States). The company's financial statements are also attached and have been audited in accordance with the standards of the Public Company Accounting Oversight Board (United States).

Western Reserve's financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages. These financial statements and schedules should be distinguished from the separate account's financial statements, and you should consider these financial statements and schedules only as bearing upon Western Reserve's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.


Western Reserve's financial statements and schedules at December 31, 2006, 2005 and 2004 and for each of the three years in the period ended December 31, 2006, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.


UNDERWRITING

UNDERWRITING STANDARDS

This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and Policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of sex.

Your cost of insurance charge will vary by the insured's sex, issue age on the effective date, and rate class. We currently place insureds into the following rate classes:

     -    Medical issue;

     -    Simplified issue;

     -    Guaranteed Issue;

     -    Non-tobacco use;

     -    Tobacco use

We also place insureds in various sub-standard rate classes, which entail a higher mortality risk and higher charges. We generally charge higher rates for insureds that use tobacco. Medical issue requires the completion of a full medical application.

PERFORMANCE DATA

PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

We may compare each subaccount's performance to the performance of:


-    other variable life issuers in general;

- variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);


     - Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions, but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

- the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;

     - unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

-    other types of investments, such as:

     -    certificates of deposit;

     -    savings accounts and U.S. Treasuries;

     - certain interest rate and inflation indices (e.g., the Consumer Price Index); or

     - indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

WESTERN RESERVE'S PUBLISHED RATINGS


We may publish in advertisements, sales literature or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their respective portfolios, or to their performance.

INDEX TO FINANCIAL STATEMENTS

WRL SERIES LIFE CORPORATE ACCOUNT

Report of Independent Registered Public Accounting Firm

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to the Financial Statements

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


Report of Independent Registered Public Accounting Firm, dated XXX, 2007.



AUDITED FINANCIAL STATEMENTS


Balance Sheets - Statutory Basis

Statements of Operations - Statutory Basis

Statements of Changes in Capital and Surplus - Statutory Basis for the years ended December 31, 2005, 2004 and 2003

Statutory-Basis Statements of Cash Flow - Statutory Basis

Notes to Financial Statements - Statutory-Basis

STATUTORY-BASIS FINANCIAL STATEMENT SCHEDULES

Summary of Investments - Other Than Investments in Related Parties

Supplementary Insurance Information

Reinsurance

                              FINANCIAL STATEMENTS
                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          YEAR ENDED DECEMBER 31, 2006

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY


                              FINANCIAL STATEMENTS


                          YEAR ENDED DECEMBER 31, 2006



                                    CONTENTS



Report of Independent Registered Public Accounting Firm....................    1

Financial Statements
Statements of Assets and Liabilities.......................................    2
Statements of Operations...................................................    4
Statements of Changes in Net Assets........................................    7
Notes to Financial Statements..............................................   13

            Report of Independent Registered Public Accounting Firm


The Board of Directors and Contract Owners of the Variable Adjustable Life Insurance Policy,
Western Reserve Life Assurance Co. of Ohio


We have audited the accompanying statements of assets and liabilities of the subaccounts of WRL Series Life Corporate Account (comprised of the Vanguard VIF Diversified Value, Vanguard VIF Equity Index, Vanguard VIF Mid-Cap Index, Vanguard VIF REIT Index, Vanguard VIF International, Vanguard VIF Total Bond Market Index, Vanguard VIF High Yield Bond, Vanguard VIF Money Market, Vanguard VIF Small Company Growth, Vanguard VIF Capital Growth, and Vanguard VIF Balanced subaccounts), which are available for investment by contract owners of the Variable Adjustable Life Insurance Policy, as of December 31, 2006, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the mutual funds' transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the respective subaccounts of WRL Series Life Corporate Account at December 31, 2006, and the results of its operations and changes in its net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

                         /s/ Ernst & Young LLP

Des Moines, Iowa
March 15, 2007

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006



                                  VANGUARD VIF   VANGUARD VIF   VANGUARD VIF                                   VANGUARD VIF
                                   DIVERSIFIED      EQUITY         MID-CAP     VANGUARD VIF    VANGUARD VIF     TOTAL BOND
                                      VALUE          INDEX          INDEX       REIT INDEX    INTERNATIONAL    MARKET INDEX
                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                  ------------   ------------   ------------   ------------   -------------   --------------
ASSETS
   Investment in securities:
      Number of shares             839,592.801    581,904.776    682,790.846    575,754.929     791,857.245    1,171,069.690
                                  ============   ============   ============   ============    ============   ==============
      Cost                        $ 11,460,741   $ 15,475,006   $ 11,240,513   $ 10,998,113    $ 13,460,628   $   13,029,164
                                  ============   ============   ============   ============    ============   ==============
   Investments in mutual funds,
      at net asset value          $ 13,878,469   $ 17,259,296   $ 13,553,398   $ 14,382,358    $ 17,072,442   $   13,139,402
   Receivable for units sold                --             --             --            139              --               12
                                  ------------   ------------   ------------   ------------    ------------   --------------
Total assets                        13,878,469     17,259,296     13,553,398     14,382,497      17,072,442       13,139,414
                                  ------------   ------------   ------------   ------------    ------------   --------------
LIABILITIES
   Payable for units redeemed               35             65            162             --               1               --
                                  ------------   ------------   ------------   ------------    ------------   --------------
                                  $ 13,878,434   $ 17,259,231   $ 13,553,236   $ 14,382,497    $ 17,072,441   $   13,139,414
                                  ============   ============   ============   ============    ============   ==============
NET ASSETS:
   Deferred annuity contracts
      terminable by owners        $ 13,878,434   $ 17,259,231   $ 13,553,236   $ 14,382,497    $ 17,072,441   $   13,139,414
                                  ------------   ------------   ------------   ------------    ------------   --------------
Total net assets                  $ 13,878,434   $ 17,259,231   $ 13,553,236   $ 14,382,497    $ 17,072,441   $   13,139,414
                                  ============   ============   ============   ============    ============   ==============
Accumulation units outstanding       7,181,882     10,335,939      6,621,956      5,398,815       7,844,425       10,846,210
                                  ============   ============   ============   ============    ============   ==============
Accumulation unit value           $   1.932423   $   1.669827   $   2.046712   $   2.664010    $   2.176379   $     1.211429
                                  ============   ============   ============   ============    ============   ==============


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2006



                                  VANGUARD VIF     VANGUARD VIF     VANGUARD VIF   VANGUARD VIF
                                   HIGH YIELD         MONEY        SMALL COMPANY      CAPITAL     VANGUARD VIF
                                      BOND            MARKET           GROWTH         GROWTH         BALANCED
                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                  ------------   ---------------   -------------   ------------   --------------
ASSETS
   Investment in securities:
      Number of shares             416,584.328    12,435,192.800     427,964.614    357,316.874    1,092,344.045
                                  ============   ===============    ============   ============   ==============
      Cost                        $  3,504,219   $    12,435,193    $  7,774,478   $  5,616,234   $   19,994,945
                                  ============   ===============    ============   ============   ==============
   Investments in mutual funds,
      at net asset value          $  3,595,123   $    12,435,193    $  8,268,276   $  6,095,826   $   22,524,134
   Receivable for units sold                 2               109              --             --                2
                                  ------------   ---------------    ------------   ------------   --------------
Total assets                         3,595,125        12,435,302       8,268,276      6,095,826       22,524,136
                                  ------------   ---------------    ------------   ------------   --------------
LIABILITIES
   Payable for units redeemed               --                --              72             --               --
                                  ------------   ---------------    ------------   ------------   --------------
                                  $  3,595,125   $    12,435,302    $  8,268,204   $  6,095,826   $   22,524,136
                                  ============   ===============    ============   ============   ==============
NET ASSETS:
   Deferred annuity contracts
      terminable by owners        $  3,595,125   $    12,435,302    $  8,268,204   $  6,095,826   $   22,524,136
                                  ------------   ---------------    ------------   ------------   --------------
Total net assets                  $  3,595,125   $    12,435,302    $  8,268,204   $  6,095,826   $   22,524,136
                                  ============   ===============    ============   ============   ==============
Accumulation units outstanding       2,464,126        11,134,832       4,547,134      3,313,911       14,137,653
                                  ============   ===============    ============   ============   ==============
Accumulation unit value           $   1.458986   $      1.116793    $   1.818333   $   1.839466   $     1.593202
                                  ============   ===============    ============   ============   ==============


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006



                                  VANGUARD VIF   VANGUARD VIF   VANGUARD VIF
                                   DIVERSIFIED      EQUITY         MID-CAP     VANGUARD VIF
                                      VALUE          INDEX          INDEX       REIT INDEX
                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                  ------------   ------------   ------------   ------------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                    $  210,473     $  242,187     $  132,235     $  225,843
   Expenses:
      Administrative, mortality
         and expense risk
         charge                        69,271         69,373         87,736         83,035
                                   ----------     ----------     ----------     ----------
Net investment income (loss)          141,202        172,814         44,499        142,808
NET REALIZED AND UNREALIZED
   CAPITAL GAINS (LOSSES)
   ON INVESTMENTS
Net realized capital gains
   (losses) on investments:
   Realized gain distributions        137,896        938,476        509,103        715,169
   Proceeds from sales              2,259,626      3,559,897      3,957,051      2,387,888
   Cost of investments sold         1,536,282      3,030,702      2,590,226      1,462,868
                                   ----------     ----------     ----------     ----------
Net realized capital gains
   (losses) on investments            861,240      1,467,671      1,875,928      1,640,189
Net change in unrealized
   appreciation/depreciation
   of investments:
   Beginning of period              1,383,518      1,162,630      2,642,241      1,623,038
   End of period                    2,417,728      1,784,290      2,312,885      3,384,245
                                   ----------     ----------     ----------     ----------
Net change in unrealized
   appreciation/depreciation
   of investments                   1,034,210        621,660       (329,356)     1,761,207
                                   ----------     ----------     ----------     ----------
Net realized and unrealized
   capital gains (losses)
   on investments                   1,895,450      2,089,331      1,546,572      3,401,396
                                   ----------     ----------     ----------     ----------
Increase (decrease) in net
   assets from operations          $2,036,652     $2,262,145     $1,591,071     $3,544,204
                                   ==========     ==========     ==========     ==========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006



                                                  VANGUARD VIF   VANGUARD VIF   VANGUARD VIF
                                   VANGUARD VIF    TOTAL BOND     HIGH YIELD       MONEY
                                  INTERNATIONAL   MARKET INDEX       BOND          MARKET
                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                  -------------   ------------   ------------   ------------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                     $  136,943     $  488,398      $194,473      $   648,423
   Expenses:
      Administrative, mortality
         and expense risk
         charge                        103,194         85,142        13,557           73,825
                                    ----------     ----------      --------      -----------
Net investment income (loss)            33,749        403,256       180,916          574,598
NET REALIZED AND UNREALIZED
   CAPITAL GAINS (LOSSES)
   ON INVESTMENTS
Net realized capital gains
   (losses) on investments:
   Realized gain distributions         112,045             --            --               --
   Proceeds from sales               4,060,982      2,953,852       808,096       16,143,932
   Cost of investments sold          2,425,851      3,103,286       831,673       16,143,932
                                    ----------     ----------      --------      -----------
Net realized capital gains
   (losses) on investments           1,747,176       (149,434)      (23,577)              --
Net change in unrealized
   appreciation/depreciation
   of investments:
   Beginning of period               2,309,285        (65,033)       (2,481)              --
   End of period                     3,611,814        110,238        90,904               --
                                    ----------     ----------      --------      -----------
Net change in unrealized
   appreciation/depreciation
   of investments                    1,302,529        175,271        93,385               --
                                    ----------     ----------      --------      -----------
Net realized and unrealized
   capital gains (losses)
   on investments                    3,049,705         25,837        69,808               --
                                    ----------     ----------      --------      -----------
Increase (decrease) in net
   assets from operations           $3,083,454     $  429,093      $250,724      $   574,598
                                    ==========     ==========      ========      ===========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                            STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2006



                                   VANGUARD VIF   VANGUARD VIF
                                  SMALL COMPANY      CAPITAL     VANGUARD VIF
                                      GROWTH         GROWTH         BALANCED
                                    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                  -------------   ------------   ------------
NET INVESTMENT INCOME (LOSS)
   Income:
      Dividends                    $   26,548       $ 23,720      $  442,790
   Expenses:
      Administrative, mortality
         and expense risk
         charge                        53,063         29,172         123,982
                                   ----------       --------      ----------
Net investment income (loss)          (26,515)        (5,452)        318,808
NET REALIZED AND UNREALIZED
   CAPITAL GAINS (LOSSES)
   ON INVESTMENTS
Net realized capital gains
   (losses) on investments:
   Realized gain distributions        817,686        144,046         546,976
   Proceeds from sales              2,448,148        867,335       3,712,899
   Cost of investments sold         2,168,897        699,467       3,110,617
                                   ----------       --------      ----------
Net realized capital gains
   (losses) on investments          1,096,937        311,914       1,149,258
Net change in unrealized
   appreciation/depreciation
   of investments:
   Beginning of period                823,283        292,696       1,380,255
   End of period                      493,798        479,592       2,529,189
                                   ----------       --------      ----------
Net change in unrealized
   appreciation/depreciation
   of investments                    (329,485)       186,896       1,148,934
                                   ----------       --------      ----------
Net realized and unrealized
   capital gains (losses)
   on investments                     767,452        498,810       2,298,192
                                   ----------       --------      ----------
Increase (decrease) in net
   assets from operations          $  740,937       $493,358      $2,617,000
                                   ==========       ========      ==========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                               VANGUARD VIF DIVERSIFIED   VANGUARD VIF EQUITY INDEX
                                                   VALUE SUBACCOUNT               SUBACCOUNT
                                              -------------------------   -------------------------
                                                  2006          2005          2006          2005
                                              -----------   -----------   -----------   -----------
OPERATIONS
   Net investment income (loss)               $   141,202   $    45,734   $   172,814   $   107,914
   Net realized capital gains (losses)
      on investments                              861,240       191,029     1,467,671       747,333
   Net change in unrealized appreciation/
      depreciation of investments               1,034,210       250,814       621,660      (355,911)
                                              -----------   -----------   -----------   -----------
Increase (decrease) in net assets
   from operations                              2,036,652       487,577     2,262,145       499,336
CONTRACT TRANSACTIONS
   Net contract purchase payments               1,320,332       245,615     1,806,695       373,971
   Transfer payments from (to) other
      subaccounts or general account               50,897     3,583,091      (626,909)    2,085,307
   Contract terminations, withdrawals,
      and other deductions                        (86,761)      (54,277)     (130,884)      (82,072)
                                              -----------   -----------   -----------   -----------
Increase (decrease) in net assets
   from contract transactions                   1,284,468     3,774,429     1,048,902     2,377,206
                                              -----------   -----------   -----------   -----------
Net increase (decrease) in net assets           3,321,120     4,262,006     3,311,047     2,876,542
NET ASSETS:
   Beginning of the period                     10,557,314     6,295,308    13,948,184    11,071,642
                                              -----------   -----------   -----------   -----------
   End of the period                          $13,878,434   $10,557,314   $17,259,231   $13,948,184
                                              ===========   ===========   ===========   ===========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                                 VANGUARD VIF MID-CAP      VANGUARD VIF REIT INDEX
                                                   INDEX SUBACCOUNT               SUBACCOUNT
                                              -------------------------   ------------------------
                                                  2006          2005          2006         2005
                                              -----------   -----------   -----------   ----------
OPERATIONS
   Net investment income (loss)               $    44,499   $    17,664   $   142,808   $  166,693
   Net realized capital gains (losses)
      on investments                            1,875,928       345,729     1,640,189    1,040,681
   Net change in unrealized appreciation/
      depreciation of investments                (329,356)      851,823     1,761,207     (296,238)
                                              -----------   -----------   -----------   ----------
Increase (decrease) in net assets
   from operations                              1,591,071     1,215,216     3,544,204      911,136
CONTRACT TRANSACTIONS
   Net contract purchase payments               1,550,099       385,264     1,083,083      184,018
   Transfer payments from (to) other
      subaccounts or general account           (1,602,439)    2,678,409       295,094      676,855
   Contract terminations, withdrawals,
      and other deductions                        (83,871)      (64,867)      (77,584)     (58,654)
                                              -----------   -----------   -----------   ----------
Increase (decrease) in net assets
   from contract transactions                    (136,211)    2,998,806     1,300,593      802,219
                                              -----------   -----------   -----------   ----------
Net increase (decrease) in net assets           1,454,860     4,214,022     4,844,797    1,713,355
NET ASSETS:
   Beginning of the period                     12,098,376     7,884,354     9,537,700    7,824,345
                                              -----------   -----------   -----------   ----------
   End of the period                          $13,553,236   $12,098,376   $14,382,497   $9,537,700
                                              ===========   ===========   ===========   ==========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                                     VANGUARD VIF          VANGUARD VIF TOTAL BOND
                                               INTERNATIONAL SUBACCOUNT    MARKET INDEX SUBACCOUNT
                                              -------------------------   -------------------------
                                                  2006          2005          2006          2005
                                              -----------   -----------   -----------   -----------
OPERATIONS
   Net investment income (loss)               $    33,749   $    44,727   $   403,256   $   317,888
   Net realized capital gains (losses)
      on investments                            1,747,176       362,166      (149,434)       32,859
   Net change in unrealized appreciation/
      depreciation of investments               1,302,529       859,236       175,271      (180,894)
                                              -----------   -----------   -----------   -----------
Increase (decrease) in net assets
   from operations                              3,083,454     1,266,129       429,093       169,853
CONTRACT TRANSACTIONS
   Net contract purchase payments               1,720,549       249,188     1,715,108     1,454,389
   Transfer payments from (to) other
      subaccounts or general account            1,815,689     2,406,282    (1,044,229)      836,984
   Contract terminations, withdrawals,
      and other deductions                        (82,049)      (52,911)      (66,880)      (76,477)
                                              -----------   -----------   -----------   -----------
Increase (decrease) in net assets
   from contract transactions                   3,454,189     2,602,559       603,999     2,214,896
                                              -----------   -----------   -----------   -----------
Net increase (decrease) in net assets           6,537,643     3,868,688     1,033,092     2,384,749
NET ASSETS:
   Beginning of the period                     10,534,798     6,666,110    12,106,322     9,721,573
                                              -----------   -----------   -----------   -----------
   End of the period                          $17,072,441   $10,534,798   $13,139,414   $12,106,322
                                              ===========   ===========   ===========   ===========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                              VANGUARD VIF HIGH YIELD    VANGUARD VIF MONEY MARKET
                                                  BOND SUBACCOUNT               SUBACCOUNT
                                              -----------------------   --------------------------
                                                 2006         2005          2006          2005
                                              ----------   ----------   -----------   ------------
OPERATIONS
   Net investment income (loss)               $  180,916   $  178,204   $   574,598   $    224,043
   Net realized capital gains (losses)
      on investments                             (23,577)      14,457            --             --
   Net change in unrealized appreciation/
      depreciation of investments                 93,385     (139,394)           --             --
                                              ----------   ----------   -----------   ------------
Increase (decrease) in net assets
   from operations                               250,724       53,267       574,598        224,043
CONTRACT TRANSACTIONS
   Net contract purchase payments                454,256      281,318     7,492,110     18,907,121
   Transfer payments from (to) other
      subaccounts or general account             255,959     (357,849)   (5,082,464)   (18,428,292)
   Contract terminations, withdrawals,
      and other deductions                       (27,087)     (19,053)     (101,704)       (66,006)
                                              ----------   ----------   -----------   ------------
Increase (decrease) in net assets
   from contract transactions                    683,128      (95,584)    2,307,942        412,823
                                              ----------   ----------   -----------   ------------
Net increase (decrease) in net assets            933,852      (42,317)    2,882,540        636,866
NET ASSETS:
   Beginning of the period                     2,661,273    2,703,590     9,552,762      8,915,896
                                              ----------   ----------   -----------   ------------
   End of the period                          $3,595,125   $2,661,273   $12,435,302   $  9,552,762
                                              ==========   ==========   ===========   ============


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                                    VANGUARD VIF
                                                   SMALL COMPANY          VANGUARD VIF CAPITAL
                                                 GROWTH SUBACCOUNT         GROWTH SUBACCOUNT
                                              -----------------------   -----------------------
                                                 2006         2005         2006         2005
                                              ----------   ----------   ----------   ----------
OPERATIONS
   Net investment income (loss)               $  (26,515)  $  (40,259)  $   (5,452)  $   (4,246)
   Net realized capital gains (losses)
      on investments                           1,096,937      428,890      311,914       21,747
   Net change in unrealized appreciation/
      depreciation of investments               (329,485)     (30,152)     186,896      167,615
                                              ----------   ----------   ----------   ----------
Increase (decrease) in net assets
   from operations                               740,937      358,479      493,358      185,116
CONTRACT TRANSACTIONS
   Net contract purchase payments              1,076,217      188,998      866,375       83,364
   Transfer payments from (to) other
      subaccounts or general account            (156,304)   1,058,026    1,594,212    1,610,807
   Contract terminations, withdrawals,
      and other deductions                       (44,691)     (39,339)     (30,516)     (13,338)
                                              ----------   ----------   ----------   ----------
Increase (decrease) in net assets
   from contract transactions                    875,222    1,207,685    2,430,071    1,680,833
                                              ----------   ----------   ----------   ----------
Net increase (decrease) in net assets          1,616,159    1,566,164    2,923,429    1,865,949
NET ASSETS:
   Beginning of the period                     6,652,045    5,085,881    3,172,397    1,306,448
                                              ----------   ----------   ----------   ----------
   End of the period                          $8,268,204   $6,652,045   $6,095,826   $3,172,397
                                              ==========   ==========   ==========   ==========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                       STATEMENTS OF CHANGES IN NET ASSETS
            YEARS ENDED DECEMBER 31, 2006 AND 2005, EXCEPT AS NOTED



                                                VANGUARD VIF BALANCED
                                                      SUBACCOUNT
                                              -------------------------
                                                  2006          2005
                                              -----------   -----------
OPERATIONS
   Net investment income (loss)               $   318,808   $   206,910
   Net realized capital gains (losses)
      on investments                            1,149,258       419,800
   Net change in unrealized appreciation/
      depreciation of investments               1,148,934       185,649
                                              -----------   -----------
Increase (decrease) in net assets
   from operations                              2,617,000       812,359
CONTRACT TRANSACTIONS
   Net contract purchase payments               3,149,041       695,627
   Transfer payments from (to) other
      subaccounts or general account              372,486     3,850,627
   Contract terminations, withdrawals,
      and other deductions                       (123,885)      (90,247)
                                              -----------   -----------
Increase (decrease) in net assets
   from contract transactions                   3,397,642     4,456,007
                                              -----------   -----------
Net increase (decrease) in net assets           6,014,642     5,268,366
NET ASSETS:
   Beginning of the period                     16,509,494    11,241,128
                                              -----------   -----------
   End of the period                          $22,524,136   $16,509,494
                                              ===========   ===========


See accompanying notes.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


ORGANIZATION

The WRL Series Life Corporate Account (the "Separate Account"), is a segregated investment account of the Western Reserve Life Assurance Co. of Ohio ("Western Reserve"), an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts (each a Series Fund and collectively the Series Funds). Activity in these specific subaccounts is available to contract owners of the Variable Adjustable Insurance Policy, offered by Western Reserve.

SUBACCOUNT INVESTMENT BY FUND:

Vanguard Variable Insurance Fund
   Vanguard VIF Diversified Value Portfolio
   Vanguard VIF Equity Index Portfolio
   Vanguard VIF Mid-Cap Index Portfolio
   Vanguard VIF REIT Index Portfolio
   Vanguard VIF International Portfolio
   Vanguard VIF Total Bond Market Index Portfolio
   Vanguard VIF High Yield Bond Portfolio
   Vanguard VIF Short-Term Investment-Grade Portfolio
   Vanguard VIF Money Market Portfolio
   Vanguard VIF Small Company Growth Portfolio
   Vanguard VIF Total Stock Market Index Portfolio
   Vanguard VIF Capital Growth Portfolio
   Vanguard VIF Balanced Portfolio
* Fidelity Variable Insurance Products Funds
   Contrafund(R) Portfolio
* T. Rowe Price Equity Series, Inc.
   T. Rowe Price Equity Income Portfolio
   T. Rowe Price Mid-Cap Growth Portfolio
* American Funds Insurance Series
   Global Small Capitalization Fund
   Growth Fund
   International fund
   New World Fund
* Janus Aspen Series
   Forty Portfolio
   Worldwide Growth Portfolio
   Flexible Bond Portfolio
   Mid Cap Growth Portfolio
   International Growth Portfolio
   Balanced Portfolio
* Royce Capital Fund
   Royce Micro-Cap Portfolio
* PIMCO Variable Insurance Trust
   Total Return Portfolio (Institutional Class)
   High Yield Portfolio (Institutional Class)
   All Asset Portfolio (Adminstrative Class)
   Real Return Portfolio (Adminstrative Class)
* First Eagle Variable Funds, Inc
   First Eagle Overseas Variable Fund
* Third Avenue Variable Series Trust
   Third Avenue Value Portfolio
* Rydex Variable Trust
   OTC Fund
   Nova Fund

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



T. Rowe Price Mid-Cap Growth closed to new investors April 30, 2004.


*    These funds are available but currently are not invested.

INVESTMENTS


Net purchase payments received by the Separate Account are invested in the portfolios of the Series Funds as selected by the contract owners. Investments are stated at the closing net asset values per share as of December 31, 2006.



Realized capital gains and losses from sales of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains and losses from investments in the Series Funds are credited or charged to contract owners' equity.


DIVIDEND INCOME

Dividends received from the Series Fund investment are reinvested to purchase additional mutual fund shares.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006



2. INVESTMENTS



The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2006



                                                     PURCHASES       SALES
                                                    -----------   -----------
Vanguard Variable Insurance Fund
   Vanguard VIF Diversified Value Portfolio         $ 3,823,215   $ 2,259,626
   Vanguard VIF Equity Index Portfolio                5,720,175     3,559,897
   Vanguard VIF Mid-Cap Index Portfolio               4,374,594     3,957,051
   Vanguard VIF REIT Index Portfolio                  4,546,324     2,387,888
   Vanguard VIF International Portfolio               7,660,959     4,060,982
   Vanguard VIF Total Bond Market Index Portfolio     3,961,090     2,953,852
   Vanguard VIF High Yield Bond Portfolio             1,672,149       808,096
   Vanguard VIF Money Market Portfolio               19,026,441    16,143,932
   Vanguard VIF Small Company Growth Portfolio        4,114,605     2,448,148
   Vanguard VIF Capital Growth Portfolio              3,436,009       867,335
   Vanguard VIF Balanced Portfolio                    7,976,338     3,712,899

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006



3. ACCUMULATION UNITS OUTSTANDING


A summary of changes in accumulation units outstanding follows:


                        VANGUARD VIF   VANGUARD VIF   VANGUARD VIF   VANGUARD VIF
                         DIVERSIFIED      EQUITY         MID-CAP         REIT        VANGUARD VIF
                            VALUE          INDEX          INDEX          INDEX      INTERNATIONAL
                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                        ------------   ------------   ------------   ------------   -------------
Units outstanding at
   January 1, 2005        4,167,541      8,039,783      4,994,304      4,431,934       4,515,319
   Units purchased        6,494,487      9,665,170      6,724,028      4,830,732       6,135,327
   Units redeemed and
      transferred        (4,167,541)    (8,039,783)    (4,994,304)    (4,431,934)     (4,515,319)
                         ----------     ----------     ----------     ----------      ----------
Units outstanding at
   December 31, 2005      6,494,487      9,665,170      6,724,028      4,830,732       6,135,327
   Units purchased        7,181,882     10,335,939      6,621,956      5,398,815       7,844,425
   Units redeemed and
      transferred        (6,494,487)    (9,665,170)    (6,724,028)    (4,830,732)     (6,135,327)
                         ----------     ----------     ----------     ----------      ----------
Units outstanding at
   December 31, 2006      7,181,882     10,335,939      6,621,956      5,398,815       7,844,425
                         ==========     ==========     ==========     ==========      ==========



                        VANGUARD VIF   VANGUARD VIF   VANGUARD VIF    VANGUARD VIF   VANGUARD VIF
                         TOTAL BOND     HIGH YIELD       MONEY       SMALL COMPANY      CAPITAL
                        MARKET INDEX       BOND          MARKET         GROWTH          GROWTH
                         SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                        ------------   ------------   ------------   -------------   ------------
Units outstanding at
   January 1, 2005         8,571,402     2,061,549      8,653,756      3,275,542         853,697
   Units purchased        10,423,805     1,974,936      8,985,524      4,031,875       1,925,133
   Units redeemed and
      transferred         (8,571,402)   (2,061,549)    (8,653,756)    (3,275,542)       (853,697)
                         -----------    ----------     ----------     ----------      ----------
Units outstanding at
   December 31, 2005      10,423,805     1,974,936      8,985,524      4,031,875       1,925,133
   Units purchased        10,846,210     2,464,126     11,134,832      4,547,134       3,313,911
   Units redeemed and
      transferred        (10,423,805)   (1,974,936)    (8,985,524)    (4,031,875)     (1,925,133)
                         -----------    ----------     ----------     ----------      ----------
Units outstanding at
   December 31, 2006      10,846,210     2,464,126     11,134,832      4,547,134       3,313,911
                         ===========    ==========     ==========     ==========      ==========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006



3. ACCUMULATION UNITS OUTSTANDING (CONTINUED)



                         VANGUARD VIF
                           BALANCED
                          SUBACCOUNT
                         ------------
Units outstanding at
   January 1, 2005          8,665,205
   Units purchased         11,912,849
   Units redeemed and
      transferred          (8,665,205)
                          -----------
Units outstanding at
   December 31, 2005       11,912,849
   Units purchased         14,137,653
   Units redeemed and
      transferred         (11,912,849)
                          -----------
Units outstanding at
   December 31, 2006       14,137,653
                          ===========

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006



4. FINANCIAL HIGHLIGHTS


The Separate Account has presented the following disclosures required by AICPA Audit and Accounting Guide for Investment Companies.


                                                                 INVESTMENT
                YEAR                   UNIT FAIR       NET         INCOME     EXPENSE     TOTAL
SUBACCOUNT      ENDED        UNITS       VALUE        ASSETS       RATIO*     RATIO**   RETURN***
----------   ----------   ----------   ---------   -----------   ----------   -------   ---------
Vanguard VIF Diversified Value
             12/31/2006    7,181,882     $1.93     $13,878,434      1.66%      0.70%      18.88%
             12/31/2005    6,494,487      1.63      10,557,314      1.17       0.70        7.61
             12/31/2004    4,167,541      1.51       6,295,308      1.51       0.70       20.46
             12/31/2003    2,665,177      1.25       3,342,044      2.01       0.60       31.12
Vanguard VIF Equity Index
             12/31/2006   10,335,939      1.67      17,259,231      1.48       0.70       15.71
             12/31/2005    9,665,170      1.44      13,948,184      1.48       0.70        4.79
             12/31/2004    8,039,783      1.38      11,071,642      1.12       0.70       10.80
             12/31/2003    5,978,090      1.24       7,429,720      1.25       0.60       28.47
Vanguard VIF Mid-Cap Index
             12/31/2006    6,621,956      2.05      13,553,236      0.95       0.70       13.75
             12/31/2005    6,724,028      1.80      12,098,376      0.81       0.70       13.97
             12/31/2004    4,994,304      1.58       7,884,354      0.73       0.70       20.32
             12/31/2003    3,592,641      1.31       4,713,922      0.59       0.60       34.06
Vanguard VIF REIT Index
             12/31/2006    5,398,815      2.66      14,382,497      1.73       0.70       34.93
             12/31/2005    4,830,732      1.97       9,537,700      2.46       0.70       11.83
             12/31/2004    4,431,934      1.77       7,824,345      2.26       0.70       30.51
             12/31/2003    3,247,318      1.35       4,392,685      3.31       0.60       35.48
Vanguard VIF International
             12/31/2006    7,844,425      2.18      17,072,441      0.92       0.70       26.75
             12/31/2005    6,135,327      1.72      10,534,798      1.17       0.70       16.31
             12/31/2004    4,515,319      1.48       6,666,110      0.96       0.70       19.42
             12/31/2003    2,567,953      1.24       3,174,652      1.12       0.60       34.88
Vanguard VIF Total Bond Market Index
             12/31/2006   10,846,210      1.21      13,139,414      3.70       0.70        4.31
             12/31/2005   10,423,805      1.16      12,106,322      3.30       0.70        2.40
             12/31/2004    8,571,402      1.13       9,721,573      4.69       0.70        4.20
             12/31/2003    6,769,448      1.09       7,368,064      4.92       0.60        4.02
Vanguard VIF High Yield Bond
             12/31/2006    2,464,126      1.46       3,595,125      5.88       0.70        8.27
             12/31/2005    1,974,936      1.35       2,661,273      6.74       0.70        2.75
             12/31/2004    2,061,549      1.31       2,703,590      6.77       0.70        8.53
             12/31/2003    1,808,868      1.21       2,185,856      3.88       0.60       16.87

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006



4. FINANCIAL HIGHLIGHTS (CONTINUED)



                                                                 INVESTMENT
                YEAR                   UNIT FAIR       NET         INCOME     EXPENSE     TOTAL
SUBACCOUNT      ENDED        UNITS       VALUE        ASSETS       RATIO*     RATIO**   RETURN***
----------   ----------   ----------   ---------   -----------   ----------   -------   ---------
Vanguard VIF Money Market
             12/31/2006   11,134,832     $1.12     $12,435,302      4.69%      0.70%       5.05%
             12/31/2005    8,985,524      1.06       9,552,762      2.92       0.70        3.19
             12/31/2004    8,653,756      1.03       8,915,896      1.33       0.70        1.27
             12/31/2003    5,171,161      1.02       5,260,819      1.07       0.60        1.01
             12/31/2002   23,687,590      1.01      23,857,312      0.00       0.35        0.72
Vanguard VIF Small Company Growth
             12/31/2006    4,547,134      1.82       8,268,204      0.32       0.70       10.21
             12/31/2005    4,031,875      1.65       6,652,045      0.00       0.70        6.26
             12/31/2004    3,275,541      1.55       5,085,881      0.08       0.70       15.30
             12/31/2003    2,626,116      1.35       3,536,519      0.01       0.60       41.07
Vanguard VIF Capital Growth
             12/31/2006    3,313,911      1.84       6,095,826      0.49       0.70       11.63
             12/31/2005    1,925,133      1.65       3,172,397      0.44       0.70        7.68
             12/31/2004      853,697      1.53       1,306,448      0.04       0.70       17.63
Vanguard VIF Balanced
             12/31/2006   14,137,653      1.59      22,524,136      2.19       0.70       14.96
             12/31/2005   11,912,849      1.39      16,509,494      2.09       0.70        6.83
             12/31/2004    8,665,205      1.30      11,241,128      2.03       0.70       11.29
             12/31/2003    4,855,093      1.17       5,659,499      2.22       0.60       16.57


* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Series Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Series Fund in which the subaccounts invest.

** These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Series Fund are excluded. Expense ratios for periods less than one year have been annualized.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying Series Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

                        WRL SERIES LIFE CORPORATE ACCOUNT
                    VARIABLE ADJUSTABLE LIFE INSURANCE POLICY
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2006



5. ADMINISTRATIVE, MORTALITY, AND EXPENSE RISK CHARGE



On each monthly deduction day, Western Reserve currently deducts a mortality and expense risk charge equal to an annual rate of .70% of the cash value in the Series Funds in policy years 1-17 and .20% thereafter. Western Reserve also deducts a monthly charge to compensate Western Reserve for the anticipated cost of paying the life insurance benefit that exceeds the cash value upon the insured's death. This charge varies from policy to policy and month to month and is dependent upon a number of variables. Also, on each policy anniversary during policy years 2-7, Western Reserve currently deducts .40% of premium received in excess of target premium in the first policy year and 1.5% of premium received up to target premium in policy year one. Western Reserve also deducts a monthly administrative fee equal to $16.50 in the first policy year and $4.00 (current, $10 maximum) in subsequent years.


6. INCOME TAXES

Operations of the Separate Account form a part of Western Reserve, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). The operations of the Separate Account are accounted for separately from other operations of Western Reserve for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from Western Reserve. Under existing federal income tax laws, the income of the Separate Account, to the extent applied to increase reserves under the variable life contracts, is not taxable to Western Reserve.

7. DIVIDEND DISTRIBUTIONS

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Series Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account. Consequently, a dividend distribution by the underlying Series Funds does not change either the accumulation unit price or equity values within the Separate Account.

8. OTHER MATTERS


There continues to be significant federal and state regulatory activity relating to financial services companies. The separate accounts are not believed to be the focus of any regulatory inquiry. However, as part of an ongoing investigation regarding market timing and other compliance issues affecting Western Reserve and certain of its affiliates, the staff of the U.S. Securities and Exchange Commission has indicated that it is likely to take some action against Western Reserve and certain of its affiliates. Although it is not anticipated that these developments will have an adverse impact on the Separate Account, there can be no assurance at this time. Please refer to footnote number 14 of the Western Reserve Life financial statements for more information about this matter.

FINANCIAL STATEMENTS AND SCHEDULES- STATUTORY BASIS


Western Reserve Life Assurance Co. of Ohio
Years Ended December 31, 2006, 2005, and 2004

                   Western Reserve Life Assurance Co. of Ohio


              Financial Statements and Schedules - Statutory Basis


                  Years Ended December 31, 2006, 2005, and 2004



                                    CONTENTS



Report of Independent Registered Public Accounting Firm....................    1

Audited Financial Statements

Balance Sheets - Statutory Basis...........................................    3
Statements of Operations - Statutory Basis.................................    5
Statements of Changes in Capital and Surplus - Statutory Basis.............    6
Statements of Cash Flow - Statutory Basis..................................    8
Notes to Financial Statements - Statutory Basis............................   10

Statutory-Basis Financial Statement Schedules

Summary of Investments - Other Than Investments in Related Parties.........   44
Supplementary Insurance Information........................................   45
Reinsurance................................................................   46

             Report of Independent Registered Public Accounting Firm

The Board of Directors
Western Reserve Life Assurance Co. of Ohio


We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2006 and 2005, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2006. Our audit also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.


We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles also are described in Note 1. The effects on the financial statement of these variances are not reasonably determinable but are presumed to be material.



In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2006 and 2005, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2006.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2006 and 2005, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2006, in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.



As discussed in Note 2 to the financial statements, in 2006 Western Reserve Life Assurance Co. of Ohio changed its accounting for investments in certain low income housing tax credit properties. Also, as discussed in Note 2 to the financial statements, in 2005 Western Reserve Life Assurance Co. of Ohio changed its accounting for investment in subsidiary, controlled and affiliated entities as well as its accounting for transfers and servicing of financial assets and extinguishments of liabilities.




                                                           /s/ Ernst & Young LLP



March 13, 2007

                   Western Reserve Life Assurance Co. of Ohio

                        Balance Sheets - Statutory Basis
                (Dollars in Thousands, Except per Share Amounts)


                                                                       DECEMBER 31
                                                                -------------------------
                                                                    2006          2005
                                                                -----------   -----------
ADMITTED ASSETS
Cash and invested assets:
   Bonds                                                        $   623,828   $   681,735
   Preferred stocks                                                   4,796            --
   Common stocks of affiliated entities (cost: 2006 - $19,901
       and 2005 - $2,693)                                            23,000        49,448
   Mortgage loans on real estate                                     25,548        18,035
   Home office properties                                            39,428        40,276
   Cash, cash equivalents and short-term investments                112,307        30,206
   Policy loans                                                     344,781       300,462
   Other invested assets                                             11,993        14,227
                                                                -----------   -----------
Total cash and invested assets                                    1,185,681     1,134,389
Net deferred income tax asset                                        30,527        27,873
Premiums deferred and uncollected                                     5,027         5,161
Reinsurance receivable                                                3,235         4,888
Receivable from parent, subsidiaries and affiliates                  31,579            --
Investment income due and accrued                                     6,941         7,620
Cash surrender value of life insurance policies                      61,729        59,598
Other admitted assets                                                 7,665        10,173
Separate account assets                                          10,196,130     9,448,013
                                                                -----------   -----------
Total admitted assets                                           $11,528,514   $10,697,715
                                                                ===========   ===========

                                                                        DECEMBER 31
                                                                 -------------------------
                                                                     2006          2005
                                                                 -----------   -----------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
   Aggregate reserves for policies and contracts:
      Life                                                       $   986,405   $   956,610
      Annuity                                                        636,572       692,848
   Life policy and contract claim reserves                            12,884        18,448
   Liability for deposit-type contracts                               16,456        21,104
   Other policyholders' funds                                             50            42
   Remittances and items not allocated                                10,526        12,068
   Borrowed funds                                                     18,885         6,439
   Federal and foreign income taxes payable                            9,508         3,069
   Transfers to separate account due or accrued                     (931,425)     (939,994)
   Asset valuation reserve                                             5,858        12,885
   Interest maintenance reserve                                           --         1,250
   Funds held under coinsurance and other reinsurance treaties        16,095        17,603
   Reinsurance in unauthorized companies                                  --           259
   Payable to affiliates                                              41,262        19,293
   Amounts incurred under modified coinsurance agreements              4,351         5,118
   Payable for securities                                                865            --
   Unearned investment income                                          9,589         8,701
   Other liabilities                                                  27,405        23,068
   Separate account liabilities                                   10,196,130     9,447,455
                                                                 -----------   -----------
Total liabilities                                                 11,061,416    10,306,266
Capital and surplus:
   Common stock, $1.00 par value, 3,000,000 shares authorized
      and 2,500,000 shares issued and outstanding                      2,500         2,500
   Paid-in surplus                                                   151,781       152,185
   Unassigned surplus                                                312,817       236,764
                                                                 -----------   -----------
Total capital and surplus                                            467,098       391,449
                                                                 -----------   -----------
Total liabilities and capital and surplus                        $11,528,514   $10,697,715
                                                                 ===========   ===========


See accompanying notes.

                   Western Reserve Life Assurance Co. of Ohio

                   Statements of Operations - Statutory Basis
                             (Dollars in Thousands)


                                                                    YEAR ENDED DECEMBER 31
                                                             ------------------------------------
                                                                2006         2005         2004
                                                             ----------   ----------   ----------
Revenues:
   Premiums and other considerations, net of reinsurance:
      Life                                                   $  582,936   $  578,361   $  573,363
      Annuity                                                   584,189      568,168      575,450
   Net investment income                                         64,109       86,812       90,794
   Amortization of interest maintenance reserve                    (437)          45          705
   Commissions and expense allowances on reinsurance ceded        9,385        3,383        1,224
   Reserve adjustments on reinsurance ceded                       8,451       (1,018)      (2,037)
   Income from fees associated with investment management,
      administration and contract guarantees for separate
      accounts                                                  128,081      114,078       99,953
   Income earned on company owned life insurance                  2,257        2,267        2,307
   Income from administrative service agreement                  36,528           --           --
   Other income                                                   5,320        7,615        4,686
                                                             ----------   ----------   ----------
                                                              1,420,819    1,359,711    1,346,445
Benefits and expenses:
   Benefits paid or provided for:
      Life                                                       65,610       80,266       68,009
      Surrender benefits                                      1,047,578      963,670      880,353
      Annuity benefits                                           47,275       40,836       47,307
      Other benefits                                              2,587        2,586        1,248
      Increase (decrease) in aggregate reserves for
         policies and contracts:
         Life                                                    34,451      511,178       20,136
         Annuity                                                (56,276)     (78,445)     (36,786)
                                                             ----------   ----------   ----------
                                                              1,141,225    1,520,091      980,267
   Insurance expenses:
      Commissions                                               167,682      156,876      144,462
      General insurance expenses                                101,204       92,552       94,805
      Taxes, licenses and fees                                   16,459       15,204       16,316
      Net transfers from separate accounts                     (186,676)    (571,654)     (53,443)
      Other expenses                                              1,274        1,527          249
                                                             ----------   ----------   ----------
                                                                 99,943     (305,495)     202,389
                                                             ----------   ----------   ----------
Total benefits and expenses                                   1,241,168    1,214,596    1,182,656
                                                             ----------   ----------   ----------
Gain from operations before dividends to policyholders,
   federal income tax expense and net realized capital
   gains (losses) on investments                                179,651      145,115      163,789
Dividends to policyholders                                           29           30           31
                                                             ----------   ----------   ----------
Gain from operations before federal income tax expense and
   net realized capital gains (losses) on investments           179,622      145,085      163,758
Federal income tax expense                                       67,978       39,955       42,354
                                                             ----------   ----------   ----------
Income from operations before net realized capital gains
   (losses) on investments                                      111,644      105,130      121,404
Net realized capital gains (losses) on investments (net of
   related federal income taxes and amounts transferred to
   interest maintenance reserve)                                    345         (584)          39
                                                             ----------   ----------   ----------
Net income                                                   $  111,989   $  104,546   $  121,443
                                                             ==========   ==========   ==========


See accompanying notes.

                   Western Reserve Life Assurance Co. of Ohio

         Statements of Changes in Capital and Surplus - Statutory Basis
                             (Dollars in Thousands)


                                                                                               TOTAL
                                                          COMMON    PAID-IN    UNASSIGNED   CAPITAL AND
                                                           STOCK    SURPLUS      SURPLUS      SURPLUS
                                                          ------   ---------   ----------   -----------
Balance at January 1, 2004                                $2,500   $150,107    $ 192,076     $ 344,683
   Net income                                                 --         --      121,443       121,443
   Change in net unrealized capital gains and losses          --         --       12,477        12,477
   Change in non-admitted assets                              --         --      (23,892)      (23,892)
   Change in asset valuation reserve                          --         --       (3,552)       (3,552)
   Change in surplus in separate accounts                     --         --          356           356
   Change in net deferred income tax asset                    --         --       26,679        26,679
   Dividend to stockholder                                    --         --     (200,000)     (200,000)
   Surplus effect of reinsurance transaction                  --         --       (1,185)       (1,185)
   Contributed surplus related to stock appreciation
      rights plan of indirect parent                          --        912           --           912
                                                          ------   --------    ---------     ---------
Balance at December 31, 2004                               2,500    151,019      124,402       277,921
   Net income                                                 --         --      104,546       104,546
   Change in net unrealized capital gains and losses          --         --       17,411        17,411
   Change in non-admitted assets                              --         --      (27,593)      (27,593)
   Change in asset valuation reserve                          --         --       (2,828)       (2,828)
   Change in liability for reinsurance in unauthorized
      companies                                               --         --         (259)         (259)
   Change in surplus in separate accounts                     --         --         (241)         (241)
   Change in net deferred income tax asset                    --         --       22,511        22,511
   Surplus effect of reinsurance transaction                  --         --       (1,185)       (1,185)
   Contributed surplus related to stock appreciation
      rights plan of indirect parent                          --      1,166           --         1,166
                                                          ------   --------    ---------     ---------
Balance at December 31, 2005                               2,500    152,185      236,764       391,449

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


                                                                                               TOTAL
                                                          COMMON    PAID-IN   UNASSIGNED    CAPITAL AND
                                                           STOCK    SURPLUS     SURPLUS       SURPLUS
                                                          ------   --------   ----------   ------------
Balance at December 31, 2005                              $2,500   $152,185    $236,764      $391,449
   Net income                                                 --         --     111,989       111,989
   Change in net unrealized capital gains and losses          --         --     (43,656)      (43,656)
   Change in non-admitted assets                              --         --     (42,577)      (42,577)
   Change in asset valuation reserve                          --         --       7,027         7,027
   Change in liability for reinsurance in unauthorized
      companies                                               --         --         259           259
   Change in surplus in separate accounts                     --         --        (141)         (141)
   Change in net deferred income tax asset                    --         --      24,874        24,874
   Dividend to stockholder                                    --         --      (2,000)       (2,000)
   Cumulative effect of changes in accounting principles
                                                              --         --           1             1
   Surplus effect of reinsurance transaction                  --         --        (969)         (969)
   Contributed surplus related to stock appreciation
      rights plan of indirect parent
                                                              --       (404)         --          (404)
   Correction of prior year error                             --         --      21,246        21,246
                                                          ------   --------    --------      --------
Balance at December 31, 2006                              $2,500   $151,781    $312,817      $467,098
                                                          ======   ========   ========      ========


See accompanying notes.

                   Western Reserve Life Assurance Co. of Ohio

                    Statements of Cash Flow - Statutory Basis
                             (Dollars in Thousands)

                                                                            YEAR ENDED DECEMBER 31
                                                                    --------------------------------------
                                                                        2006          2005         2004
                                                                    -----------   -----------   ----------
OPERATING ACTIVITIES
Premiums collected, net of reinsurance                              $ 1,167,315   $ 1,144,956   $1,148,270
Net investment income received                                           71,408        92,755       97,348
Miscellaneous income received                                           187,060       118,762      103,115
Benefit and loss related payments                                    (1,165,987)   (1,093,337)    (985,923)
Commissions, expenses paid and aggregate write-ins for deductions      (282,359)     (271,622)    (255,745)
Net transfers to separate accounts and protected cell accounts          191,125        88,327       51,024
Dividends paid to policyholders                                             (29)          (30)         (31)
Federal and foreign income taxes paid                                   (60,364)      (53,662)     (38,301)
                                                                    -----------   -----------   ----------
Net cash provided by operating activities                               108,169        26,149      119,757
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
   Bonds                                                                513,300       758,904      639,637
   Preferred stocks                                                       3,020            --           --
   Common stocks                                                          8,144            --          683
   Mortgage loans on real estate                                            988         5,085          258
   Other invested assets                                                     --         3,750           --
   Miscellaneous proceeds                                                   962           245       30,831
                                                                    -----------   -----------   ----------
Total investment proceeds                                               526,414       767,984      671,409
Cost of investments acquired:
   Bonds                                                               (465,786)     (778,751)    (588,219)
   Preferred stocks                                                      (2,488)           --           --
   Common stocks                                                         (4,126)           --         (650)
   Mortgage loans on real estate                                         (8,501)       (6,208)      (7,500)
   Real estate                                                              (39)         (153)         (67)
   Other invested assets                                                   (484)       (1,007)        (544)
   Miscellaneous applications                                                --       (31,061)        (295)
                                                                    -----------   -----------   ----------
Total cost of investments acquired                                     (481,424)     (817,180)    (597,275)
Net increase in policy loans                                            (44,319)      (20,804)     (10,766)
                                                                    -----------   -----------   ----------
Net cost of investments acquired                                       (525,743)     (837,984)    (608,041)
                                                                    -----------   -----------   ----------
Net cash provided by (used in) investing activities                         671       (70,000)      63,368

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

                                                         YEAR ENDED DECEMBER 31
                                                     ------------------------------
                                                       2006       2005       2004
                                                     --------   -------   ---------
FINANCING AND MISCELLANEOUS ACTIVITIES
Cash provided (applied):
   Borrowed funds received                           $ 12,384   $ 6,407   $      --
   Net deposits (withdrawals) on deposit-type
      contracts and other insurance liabilities        (5,334)    5,284         830
   Dividends to stockholder                            (2,000)       --    (200,000)
   Other cash provided (applied)                      (31,789)   38,787     (31,092)
                                                     --------   -------   ---------
Net cash provided by (used in) financing and
   miscellaneous activities                           (26,739)   50,478    (230,262)
                                                     --------   -------   ---------
Net increase (decrease) in cash, cash equivalents
   and short-term investments                          82,101     6,627     (47,137)
Cash, cash equivalents and short-term investments:
   Beginning of year                                   30,206    23,579      70,716
   End of year                                       $112,307   $30,206   $  23,579
                                                     ========   =======   =========


See accompanying notes.

                   Western Reserve Life Assurance Co. of Ohio

                 Notes to Financial Statements - Statutory Basis
                             (Dollars in Thousands)


                                December 31, 2006



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


ORGANIZATION

Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

NATURE OF BUSINESS

The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company's products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company's new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

BASIS OF PRESENTATION

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.


The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are:



     Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


     trading and as a separate component of other comprehensive income for those designated as available-for-sale. Fair value for statutory purposes is based on the price published by the Securities Valuation Office of the NAIC
     (SVO), if available, whereas fair value for GAAP is based on quoted market prices.



     All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.



     Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses on a statutory basis include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.



     Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.


     The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



     Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve"
     (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.



     The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.


     Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

     Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.


     Nonadmitted Assets: Certain assets designated as "nonadmitted", principally the non-admitted portion of deferred income tax assets and agent debit balances, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent that those assets are not impaired.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



     Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.



     Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.



     Reinsurance: Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.


     Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.


     Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



     Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted.


     Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in future years, and a valuation allowance is established for deferred income tax assets not expected to be realizable.

     Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.


     Statements of Cash Flow: Cash, cash equivalents and short-term investments in the tatements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.


The effects of the foregoing variances have not been determined by the Company, but are presumed to be material.


Other significant accounting practices are as follows:

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


INVESTMENTS



Investments in bonds, except those to which the SVO has ascribed a designation of an NAIC 6, are reported at amortized cost using the interest method.


Single class and multi-class mortgage-backed/asset-backed securities, categorized as bonds, are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.


Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value as determined by the SVO and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.



Beginning in 2006, hybrid securities, not classified as debt by the SVO, are reported as preferred stock. Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer's senior note holders. As a result, $4,308 of securities previously classified as bonds by the Company have been reclassified as preferred stock as of December 31, 2006. Although the classification has changed, these hybrid securities continue to meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost based upon their NAIC rating. A corresponding reclassification was not made as of December 31, 2005.



Common stocks of noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries' equity is included in the change in net unrealized capital gains or losses.



There are no restrictions on common or preferred stock.



Home office properties are reported at cost less allowances for depreciation. Depreciation of home office properties is computed principally by the straight-line method.


Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.



Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.



Policy loans are reported at unpaid principal balances. Other "admitted assets" are valued principally at cost.



At December 31, 2006, investments in Low Income Housing Tax Credit (LIHTC) Properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. At December 31, 2005, LIHTC properties were accounted for based on GAAP equity.



Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, preferred and common stocks are credited or charged directly to unassigned surplus.


The carrying values of all investments are reviewed on an ongoing basis for credit deterioration or changes in estimated cash flows. If this review indicates a decline in fair value that is other than temporary, the carrying value of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.

Under a formula prescribed by the NAIC, the Company defers, in the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.


During 2006, 2005, and 2004 net realized capital (losses) gains of $(2,235), $(2,416), and $1,507, respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net (losses) gains aggregated $(437), $45, and $705 for the years ended December 31, 2006, 2005, and 2004, respectively.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. Investment income due and accrued of $20, $28, and $33 has been excluded for the years ended December 31, 2006, 2005, and 2004, respectively, with respect to such practices.



For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the market value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company. At December 31, 2006 and 2005, securities with a book value of $18,544 and $6,527, respectively, and a market value of $18,767 and $6,428, respectively, were subject to dollar reverse repurchase agreements. These securities have maturity dates ranging from 2035 to 2036 and have a weighted average interest rate of 6.01%.



DERIVATIVE INSTRUMENTS


Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.


PREMIUMS AND ANNUITY CONSIDERATIONS


Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income.

AGGREGATE RESERVES FOR POLICIES AND CONTRACTS


Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law. The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Additional reserves are established when

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.



Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.



The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 5.5 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.



Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4.0 to
11.25 percent and mortality rates, where appropriate, from a variety of tables.



The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.


POLICY AND CONTRACT CLAIM RESERVES

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


LIABILITY FOR DEPOSIT-TYPE CONTRACTS



Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as a direct increase or decrease directly to the liability balance, and are not reflected as premiums, benefits, or changes in reserve in the statement of operations.



REINSURANCE



Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and are amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.



SEPARATE ACCOUNTS



Separate accounts held by the Company primarily represent funds which are administered for individual variable universal life and variable annuity contracts. Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets consist of shares in funds, considered common stock investments, which are valued daily and carried at fair value. The separate accounts, held for individual policyholders, do not have any minimum guarantees, and the investment risks associated with the fair value changes are borne entirely by the policyholder.



The Company received variable contract premiums of $1,092,584, $1,095,820, and $1,061,630 in 2006, 2005, and 2004, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. In addition, the Company received $128,081, $114,078, and $99,953, in 2006, 2005 and 2004, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.



STOCK OPTION PLAN AND STOCK APPRECIATION RIGHTS PLANS



Prior to 2002 and in 2005 and 2006, AEGON N.V. sponsored a stock option plan for eligible employees of the company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.



The Company's employees participate in various stock appreciation rights (SAR) plans issued by the Company's indirect parent. In accordance with Statement of Statutory Accounting Principles (SSAP) No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company's employees has been charged to the Company, with an offsetting amount credited to paid-in surplus. The Company recorded an expense (benefit) of $(538), $719 and $912 for the years ended December 31, 2006, 2005 and 2004, respectively. In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $134, $447 and $0, for years ended December 31, 2006, 2005 and 2004, respectively.


RECLASSIFICATIONS


Certain reclassifications have been made to the 2005 and 2004 financial statements to conform to the 2006 presentation.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



During 2006, the manner in which the reserves on Variable Annuity and Variable Universal Life contracts are split between the separate account and general account statements was modified. This modification resulted in the contract surrender value being held as the reserve in the separate account statement, and any reserves in excess of the surrender value being held as the reserve in the general account. As a result, the total reserves held by the Company did not change, although the new reserve split resulted in an increase in the general account reserves of approximately $479,175 and an offsetting decrease in the separate account reserves by this same amount as of December 31, 2006. The 2005 general account reserves have increased by $483,831, the amount of reserves that would have been recorded as of December 31, 2005 had this new approach been implemented at that time.



2. ACCOUNTING CHANGES AND CORRECTIONS OF ERRORS



Effective January 1, 2006, the Company adopted SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. This statement established statutory accounting principles for investments in federal and certain state sponsored LIHTC properties. SSAP No. 93 states that LIHTC investments shall be initially recorded at cost and amortized based on the proportion of tax benefits received in the current year to the total estimated tax benefits to be allocated to the investor. Prior to 2006, the Company's investments in LIHTC investments were reported in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies and SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated Entities and carried at audited GAAP equity. The cumulative effect is the difference between the audited GAAP equity amount at January 1, 2006 and the amortized cost assuming the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle that increased unassigned surplus by $1 at January 1, 2006.



Effective January 1, 2005, the Company adopted SSAP No. 88, Investments in Subsidiary, Controlled, and Affiliated Entities (SCA entities). According to SSAP No. 88, noninsurance subsidiaries are carried at audited GAAP equity. Prior to 2005, the Company's investments in noninsurance subsidiaries were reported in accordance with SSAP No. 46 and carried at statutory equity. The cumulative effect is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. This change of accounting principle had no impact on unassigned surplus as of January 1, 2005.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



2. ACCOUNTING CHANGES AND CORRECTIONS OF ERRORS (CONTINUED)



Effective January 1, 2005, the Company adopted SSAP No. 91, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SSAP No. 91 addresses, among other things, the criteria that must be met in order to account for certain asset transfers as sales rather than collateralized borrowings. Transfers impacted by SSAP No. 91 that the Company engages in include securities lending, repurchase and reverse repurchase agreements and dollar reverse repurchase agreements. In accordance with SSAP No. 91, if specific criteria are met, reverse repurchase agreements and dollar reverse repurchase agreements are accounted for as collateralized borrowings, and repurchase agreements accounted for as collateralized lending. The cumulative effect of the adoption of this SSAP is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principle had been applied retroactively for prior periods. This change of accounting principle had no impact on unassigned surplus as of January 1, 2005.



During the current years' financial statement preparation, the Company discovered an error in the reporting of cost basis in two of its noninsurance subsidiaries. At December 31, 2005, total cost for these subsidiaries was reported at $400, which was understated by a total of $21,246. This correction is reflected in the current year as a separate adjustment to unassigned surplus, with an offset to change in unrealized capital gains and losses. There is no income or surplus effect in the current or any prior period as a result of this correction.



3. FAIR VALUES OF FINANCIAL INSTRUMENTS


The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:


     Cash, Cash Equivalents and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.



     Bonds and Preferred Stocks: Fair values for bonds and preferred stocks are based on unit prices published by the SVO or, in the absence of SVO published unit prices or when amortized cost is used by the SVO as the unit price, quoted market prices by other third party organizations, where available.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



3. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)



     For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from independent pricing services, or, in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit, and maturity of the investments. For equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.



     Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.



     Policy Loans: Carrying value of policy loans approximates their fair value.



     Separate Account Assets: The fair value of separate account assets are based on quoted market prices.



     Separate Account Annuity Liabilities: Separate account annuity liabilities are based upon the fair value of the related separate account assets.



     Investment Contract Liabilities: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.



     Payable for Securities: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.



Fair values for the Company's insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

3. FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:


                                                                        DECEMBER 31
                                                    ---------------------------------------------------
                                                               2006                       2005
                                                    -------------------------   -----------------------
                                                      CARRYING        FAIR       CARRYING       FAIR
                                                       AMOUNT        VALUE        AMOUNT        VALUE
                                                    -----------   -----------   ----------   ----------
ADMITTED ASSETS
Cash, cash equivalents and short-term investments   $   112,307   $   112,307   $   30,206   $   30,206
Bonds                                                   623,828       619,432      681,735      677,028
Preferred stock                                           4,796         4,844           --           --
Mortgage loans on real estate                            25,548        25,556       18,035       18,016
Policy loans                                            344,781       344,781      300,462      300,462
Separate account assets                              10,196,130    10,196,130    9,448,013    9,448,013

LIABILITIES
Investment contract liabilities                         652,763       652,027      713,682      706,876
Borrowed funds                                           18,885        18,885        6,439        6,439
Payable for securities                                      865           865           --           --
Separate account annuity liabilities                  6,287,948     6,287,948    5,959,998    5,959,998


4. INVESTMENTS


The carrying amount and estimated fair value of investments in bonds and preferred stock are as follows:



                                                                          GROSS         GROSS
                                                                        UNREALIZED    UNREALIZED
                                                              GROSS      LOSSES 12   LOSSES LESS   ESTIMATED
                                                CARRYING   UNREALIZED    MONTHS OR     THAN 12        FAIR
                                                 AMOUNT       GAINS        MORE         MONTHS       VALUE
                                                --------   ----------   ----------   -----------   ---------
DECEMBER 31, 2006
Bonds:
   United States Government and agencies        $ 60,003     $    6       $1,763         $ 68       $ 58,178
   State, municipal and other government           6,851        240            1           --          7,090
   Public utilities                               23,975        397          102           --         24,270
   Industrial and miscellaneous                  184,399      2,577        2,703          360        183,913
   Mortgage and other asset-backed securities    348,600      1,281        3,553          347        345,981
                                                --------     ------       ------         ----       --------
                                                 623,828      4,501        8,122          775        619,432
Unaffiliated preferred stock                       4,796        129           81           --          4,844
                                                --------     ------       ------         ----       --------
Total                                           $628,624     $4,630       $8,203         $775       $624,276
                                                ========     ======       ======         ====       ========

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

4. INVESTMENTS (CONTINUED)


                                                                          GROSS         GROSS
                                                                        UNREALIZED    UNREALIZED
                                                              GROSS      LOSSES 12   LOSSES LESS   ESTIMATED
                                                CARRYING   UNREALIZED    MONTHS OR     THAN 12        FAIR
                                                 AMOUNT       GAINS        MORE         MONTHS       VALUE
                                                --------   ----------   ----------   -----------   ---------
DECEMBER 31, 2005
Bonds:
   United States Government and agencies        $ 55,441     $    1       $   68        $  723     $ 54,651
   State, municipal and other government          10,565        393           20            --       10,938
   Public utilities                               37,809        581           61           127       38,202
   Industrial and miscellaneous                  237,261      4,101        2,402         1,934      237,026
   Mortgage and other asset-backed securities    340,659        392        1,283         3,557      336,211
                                                --------     ------       ------        ------     --------
Total                                           $681,735     $5,468       $3,834        $6,341     $677,028
                                                ========     ======       ======        ======     ========



At December 31, 2006, and 2005, respectively, for securities in an unrealized loss position greater than or equal to twelve months, the Company held 81 and 60 securities with a carrying amount of $312,735 and $121,000 and an unrealized loss of $8,203 and $3,834, with an average price of 98.3 and 96.8 (NAIC fair value/amortized cost). Of this portfolio, 98.92% and 97.86% were investment grade with associated unrealized losses of $7,999 and $3,550, respectively.



At December 31, 2006 and 2005, respectively, for securities that have been in a continuous loss position for less than twelve months, the Company held 54 and 76 securities with a carrying amount of $132,359 and $391,144 and an unrealized loss of $775 and $6,341 with an average price of 99.9 and 98.4 (NAIC fair value/amortized cost). Of this portfolio, 87.39% and 92.90% were investment grade with associated unrealized losses of $588 and $5,483, respectively.



The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in affect at the date of acquisition; and (2) the Company's decision to sell a security prior to its maturity at an amount below its carrying amount. Additionally financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. For asset-backed securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

4. INVESTMENTS (CONTINUED)


The estimated fair value of bonds and preferred stock with gross unrealized losses is as follows:



                                                LOSSES 12   LOSSES LESS
                                                MONTHS OR     THAN 12
                                                   MORE        MONTHS       TOTAL
                                                ---------   -----------   --------
DECEMBER 31, 2006
Bonds:
   United States Government and agencies         $ 53,336     $  3,382    $ 56,718
   State, municipal and other government              345           --         345
   Public utilities                                 7,904        4,999      12,903
   Industrial and miscellaneous                    96,635       29,104     125,739
   Mortgage and other asset-backed securities     142,988       94,099     237,087
                                                 --------     --------    --------
                                                  301,208      131,584     432,792
Preferred stock                                     3,324           --       3,324
                                                 --------     --------    --------
                                                 $304,532     $131,584    $436,116
                                                 ========     ========    ========



                                                LOSSES 12   LOSSES LESS
                                                MONTHS OR     THAN 12
                                                   MORE        MONTHS       TOTAL
                                                ---------   -----------   --------
DECEMBER 31, 2005
Bonds:
   United States Government and agencies         $  2,209     $ 51,841    $ 54,050
   State, municipal and other government              684           --         684
   Public utilities                                 3,723       12,192      15,915
   Industrial and miscellaneous                    68,702       83,246     151,948
   Mortgage and other asset-backed securities      41,848      237,524     279,372
                                                 --------     --------    --------
                                                 $117,166     $384,803    $501,969
                                                 ========     ========    ========



The carrying amount and fair value of bonds at December 31, 2006, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.



                                             CARRYING    ESTIMATED
                                              AMOUNT    FAIR VALUE
                                             --------   ----------
Due in one year or less                      $ 20,525    $ 20,426
Due one through five years                    128,499     127,285
Due five through ten years                    102,007     100,611
Due after ten years                            24,197      25,129
                                             --------    --------
                                              275,228     273,451
Mortgage and other asset-backed securities    348,600     345,981
                                             --------    --------
                                             $623,828    $619,432
                                             ========    ========

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

4. INVESTMENTS (CONTINUED)

A detail of net investment income is presented below:


                                            YEAR ENDED DECEMBER 31
                                         ---------------------------
                                           2006      2005      2004
                                         -------   -------   -------
Income:
   Bonds                                 $32,693   $30,014   $32,456
   Preferred stocks                          421        --        --
   Common stock of affiliated entities    10,010    35,871    39,460
   Mortgage loans on real estate           1,183     2,013       769
   Real estate- home office properties     7,400     7,316     7,440
   Policy loans                           18,870    17,266    16,739
   Other                                   2,279     2,541     1,180
                                         -------   -------   -------
   Gross investment income                72,856    95,021    98,044
   Investment expenses                    (8,747)   (8,209)   (7,250)
                                         -------   -------   -------
   Net investment income                 $64,109   $86,812   $90,794
                                         =======   =======   =======



Investment expenses include expenses for the occupancy of company-owned property of $3,668, $3,649 and $3,494 during 2006, 2005 and 2004, respectively, as well as depreciation expense on these properties of $887, $880 and $880, respectively.



Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:



                                  YEAR ENDED DECEMBER 31
                              ------------------------------
                                2006       2005       2004
                              --------   --------   --------
Proceeds                      $521,904   $758,904   $639,637
                              ========   ========   ========
Gross realized gains          $  1,685   $  1,555   $  6,330
Gross realized losses           (4,689)    (5,273)    (4,011)
                              --------   --------   --------
Net realized gains (losses)   $ (3,004)  $ (3,718)  $  2,319
                              ========   ========   ========



At December 31, 2006, bonds with an aggregate carrying value of $3,816 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

4. INVESTMENTS (CONTINUED)

Net realized capital gains (losses) on investments and change in unrealized capital gains and losses are summarized below:


                                                               REALIZED
                                                        YEAR ENDED DECEMBER 31
                                                     ---------------------------
                                                       2006      2005      2004
                                                     -------   -------   -------
Debt securities                                      $(3,004)  $(3,718)  $ 2,319
Common stock                                             (20)       --       380
Derivatives                                             (858)      (78)     (232)
Other invested assets                                    952        26         2
                                                     -------   -------   -------
                                                      (2,930)   (3,770)    2,469
Tax benefit (expense)                                  1,040       770      (923)
Transfer to (from) interest maintenance reserve        2,235     2,416    (1,507)
                                                     -------   -------   -------
Net realized capital gains (losses) on investments   $   345   $  (584)  $    39
                                                     =======   =======   =======



                                                    CHANGES IN UNREALIZED
                                                   YEAR ENDED DECEMBER 31
                                                ----------------------------
                                                  2006       2005      2004
                                                --------   -------   -------
Common stocks                                   $(43,656)  $18,801   $15,107
Other invested assets                                 --    (1,390)   (2,630)
                                                --------   -------   -------
Change in unrealized capital gains and losses   $(43,656)  $17,411   $12,477
                                                ========   =======   =======



The Company did not recognize any impairment write-down for its investments in limited partnerships during the years ended December 31, 2006, 2005 or 2004.



Gross unrealized gains (losses) on common stocks were as follows:



                           UNREALIZED
                           DECEMBER 31
                       ------------------
                        2006       2005
                       -------   --------
Unrealized gains       $ 5,574   $ 47,842
Unrealized losses       (2,475)    (1,087)
                       -------   --------
Net unrealized gains   $ 3,099   $ 46,755
                       =======   ========

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

4. INVESTMENTS (CONTINUED)


During 2006, the Company issued one mortgage loan at an interest rate of 6.35%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 72%. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. During 2005, the Company issued one mortgage loan at an interest rate of 5.46% and one mortgage loan at an interest rate of 5.94%. The Company requires all mortgages to carry fire insurance equal to the value of the underlying property.



During 2006, 2005, and 2004, no mortgage loans were foreclosed and transferred to real estate. At December 31, 2006, 2005 and 2004, the Company held a mortgage loan loss reserve in the asset valuation reserve of $243, $171, and $137, respectively.



At December 31, 2006, the Company had two Low Income Housing Tax Credits. The remaining years of unexpired tax credits ranged from five to nine and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from ten to eleven years. The amount of contingent equity commitments expected to be paid during the years 2007 to 2016 are $2,618. There were no impairment losses, write-downs, or reclassifications during 2006 related to any of these credits.



The Company issues products providing the customer a return based on the S&P 500 index. The Company uses S&P 500 index futures contracts to hedge the liability risk associated with these products.



Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.



The Company did not recognize any unrealized gains or losses during 2006, 2005 or 2004 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.



The Company did not recognize any unrealized gains or losses during 2006 or 2005 for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



5. REINSURANCE


The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.


Premiums earned reflect the following reinsurance ceded amounts for the year ended December 31:



                                            YEAR ENDED DECEMBER 31
                                     ------------------------------------
                                        2006         2005         2004
                                     ----------   ----------   ----------
Direct premiums                      $1,229,963   $1,200,679   $1,202,558
Reinsurance assumed - affiliated          2,382          791           --
Reinsurance ceded - affiliated          (43,611)     (36,972)     (11,704)
Reinsurance ceded - non-affiliated      (21,609)     (17,969)     (42,041)
                                     ----------   ----------   ----------
Net premiums earned                  $1,167,125   $1,146,529   $1,148,813
                                     ==========   ==========   ==========



The Company received reinsurance recoveries in the amount of $34,248, $42,537 and $31,129 during 2006, 2005 and 2004, respectively. At December 31, 2006 and 2005, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $13,933 and $10,008, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2006 and 2005 of $84,897 and $68,645, respectively. As of December 31, 2006 and 2005, the amount of reserve credits for reinsurance ceded that represented affiliated companies were $61,872 and $56,065, respectively.



The net amount of the reduction in surplus at December 31, 2006 if all reinsurance agreements were cancelled is $5,925.



During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation for future guaranteed minimum death benefits included in certain of its variable annuity contracts. The difference between the initial premiums ceded of $37,176 and the reserve credit taken of $55,408 was credited directly to unassigned surplus on a net of tax basis. Over the course of this reinsurance treaty, the experience of the underlying policies will be reflected as a reduction to the amount initially credited to surplus. For years ended December 31, 2006, 2005, and 2004, the amount charged directly to unassigned surplus was $1,185. At December 31, 2006, the Company holds collateral in the form of letters of credit of $55,000 from the ceding company.

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)


5. REINSURANCE (CONTINUED)



During 2006, the Company entered into a reinsurance agreement with Transamerica International Re (Ireland), Ltd., an affiliate, to retrocede an enforce block of term life business effective January 1, 2006. The difference between the initial commission expense allowance received of $700 and ceded reserves of $332 resulted in an initial transaction gain of $368, which was credited to unassigned surplus on a net of tax basis in the amount of $240, in accordance with SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance. For the year ended December 31, 2006, the Company amortized $24 into earnings with a corresponding charge to unassigned surplus.



Letters of credit held for all unauthorized reinsurers as of December 31, 2006 was $67,200.



6. INCOME TAXES


The main components of deferred tax amounts are as follows:


                                                 DECEMBER 31
                                             -------------------
                                               2006       2005
                                             --------   --------
Deferred tax assets:
   Nonadmitted                               $  7,214   $    281
   Tax basis deferred acquisition costs        93,272     92,798
   Reserves                                   138,064    132,510
   Other                                       11,518     11,226
                                             --------   --------
Total deferred income tax assets              250,068    236,815
   Nonadmitted deferred tax assets            156,815    134,595
                                             --------   --------
Admitted deferred tax assets                   93,253    102,220
Deferred tax liabilities:
   Section 807(f) adjustment - liabilities     62,039     74,092
   Other                                          687        255
                                             --------   --------
Total deferred income tax liabilities          62,726     74,347
                                             --------   --------
Net admitted deferred tax asset              $ 30,527   $ 27,873
                                             ========   ========


The change in net deferred income tax assets and deferred income tax assets - nonadmitted are as follows:


                                          DECEMBER 31
                                 -----------------------------
                                   2006       2005      CHANGE
                                 --------   --------   -------
Total deferred tax assets        $250,068   $236,815   $13,253
Total deferred tax liabilities     62,726     74,347    11,621
                                 --------   --------   -------
Net deferred tax asset           $187,342   $162,468   $24,874
                                 ========   ========   =======

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

6. INCOME TAXES (CONTINUED)


                                          DECEMBER 31
                                 -----------------------------
                                   2005       2004      CHANGE
                                 --------   --------   -------
Total deferred tax assets        $236,815   $219,955   $16,860
Total deferred tax liabilities     74,347     79,998     5,651
                                 --------   --------   -------
Net deferred tax asset           $162,468   $139,957   $22,511
                                 ========   ========   =======



Nonadmitted deferred tax assets increased $22,220, $27,476 and $24,523 for the years ended December 31, 2006, 2005 and 2004, respectively.



Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to gain from operations before federal income tax expense and net realized capital gains (losses) on investments for the following reasons:



                                             YEAR ENDED DECEMBER 31
                                         ------------------------------
                                           2006       2005       2004
                                         --------   --------   --------
Income tax expense computed at the
   federal statutory rate (35%)          $ 62,868   $ 50,780   $ 57,315
Deferred acquisition costs - tax basis        327        981      2,153
Amortization of IMR                           153        (16)      (247)
Depreciation                                 (178)      (178)      (267)
Dividends received deduction              (11,099)   (25,155)   (19,960)
Low income housing credits                 (3,167)    (3,157)    (3,157)
Prior year under (over) accrual             1,647       (151)   (13,204)
Reinsurance transactions                     (339)      (415)      (415)
Reserves                                   17,750     17,967     22,156
Other                                          16       (701)    (2,020)
                                         --------   --------   --------
Federal income tax expense                 67,978     39,955     42,354
Change in net deferred income taxes       (24,874)   (22,511)   (26,679)
                                         --------   --------   --------
Total income taxes                       $ 43,104   $ 17,444   $ 15,675
                                         ========   ========   ========

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



6. INCOME TAXES (CONTINUED)



For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and it affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. At December 31, 2005, the life subgroup had no loss carryforwards. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.



Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA. A distribution from the PSA was made during 2006 in the amount of $293, which reduced the balance in the PSA to zero. Due to United States tax legislation enacted in October 2004, distributions to shareholders during 2005 and 2006 are deemed to come first out of the PSA and are not taxed. There was no reduction to net earnings due to this distribution.



The consolidated tax group, in which the Company is included, incurred income taxes during 2006, 2005 and 2004 of $0, $286,973 and $280,054, respectively that will be available for recoupment in the event of future net losses.



The Company's federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 2000. The examination for 2001 through 2004 has been completed and resulted in tax return adjustments that are currently being appealed. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax provisions.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



7. POLICY AND CONTRACT ATTRIBUTES


A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products, primarily separate accounts that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:


                                                            DECEMBER 31
                                           ---------------------------------------------
                                                    2006                    2005
                                           ---------------------   ---------------------
                                                         PERCENT                 PERCENT
                                             AMOUNT     OF TOTAL     AMOUNT     OF TOTAL
                                           ----------   --------   ----------   --------
Subject to discretionary withdrawal with
   market value adjustment                 $   21,059       0%     $   20,695       0%
Subject to discretionary withdrawal at
   book value less surrender charge of
   5% or more                                  97,945       1%        141,855       2%
Subject to discretionary withdrawal at
   fair value                               6,322,414      91%      5,959,998      89%
                                           ----------     ---      ----------     ---
Total with adjustment or at market value    6,441,418      92%      6,122,548      91%
Subject to discretionary withdrawal at
   book value (minimal or no charges or
   adjustments)                               462,789       7%        535,591       8%
Not subject to discretionary withdrawal        78,598       1%         62,422       1%
                                           ----------     ---      ----------     ---
Total annuity reserves and deposit fund
   liabilities - before reinsurance         6,982,805     100%      6,720,561     100%
                                                          ===                     ===
Less reinsurance ceded                         33,153                  37,963
                                           ----------              ----------
Net annuity reserves and deposit fund
   liabilities                             $6,949,652              $6,682,598
                                           ==========              ==========

                   Western Reserve Life Assurance Co. of Ohio

                             (Dollars in Thousands)

7. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)


Information regarding the separate accounts of the Company is as follows:



                                                           NONINDEXED    NONINDEXED
                                                           GUARANTEED    GUARANTEED   NONGUARANTEED
                                             GUARANTEED   LESS THAN OR     GREATER       SEPARATE
                                               INDEXED     EQUAL TO 4%     THAN 4%       ACCOUNTS        TOTAL
                                             ----------   ------------   ----------   -------------   ----------
Premiums, deposits and other
   considerations for the year ended
   December 31, 2006                             $--           $--           $--        $1,092,105    $1,092,105
                                                 ===           ===           ===        ==========    ==========
Reserves at December 31, 2006 for
   accounts with assets at fair value            $--           $--           $--        $9,264,404    $9,264,404
                                                 ===           ===           ===        ==========    ==========
Reserves for separate accounts by
   withdrawal characteristics at
   December 31, 2006:
   Subject to discretionary withdrawal:
      With market value adjustment               $--           $--           $--        $       --    $       --
      At book value without market value
         adjustment and with current
         surrender charge of 5% or more           --            --            --                --            --
      At market value                             --            --            --         9,264,404     9,264,404
      At book value without market value
         adjustment and with current
         surrender charge of less than 5%         --            --            --                --            --
                                                 ---           ---           ---        ----------    ----------
   Subtotal                                       --            --            --         9,264,404     9,264,404
   Not subject to discretionary withdrawal        --            --            --                --            --
   Total separate account liabilities at
      December 31, 2006                          $--           $--           $--        $9,264,404    $9,264,404
                                                 ===           ===           ===        ==========    ==========

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



7. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)



                                                           Nonindexed     Nonindexed
                                                           Guaranteed     Guaranteed    Nonguaranteed
                                             Guaranteed   Less than or   Greater than      Separate
                                               Indexed     Equal to 4%        4%           Accounts        Total
                                             ----------   ------------   ------------   -------------   ----------
Premiums, deposits and other
   considerations for the year ended
   December 31, 2005                             $--           $--            $--         $1,095,989    $1,095,989
                                                 ===           ===            ===         ==========    ==========
Reserves at December 31, 2005 for
   accounts with assets at fair value            $--           $--            $--         $8,991,287    $8,991,287
                                                 ===           ===            ===         ==========    ==========
Reserves for separate accounts by
   withdrawal characteristics at
   December 31, 2005:
   Subject to discretionary withdrawal:
      With market value adjustment               $--           $--            $--         $       --    $       --
      At book value without market value
         adjustment and with current
         surrender charge of 5% or more           --            --             --                 --            --
      At market value                             --            --             --          8,991,287     8,991,287
      At book value without market value
         adjustment and with current
         surrender charge of less than 5%         --            --             --                 --            --
                                                 ---           ---            ---         ----------    ----------
   Subtotal                                       --            --             --          8,991,287     8,991,287
   Not subject to discretionary withdrawal        --            --             --                 --            --
   Total separate account liabilities at
      December 31, 2005                          $--           $--            $--         $8,991,287    $8,991,287
                                                 ===           ===            ===         ==========    ==========



A reconciliation of the amounts transferred to and from the separate accounts is presented below:



                                                   YEAR ENDED DECEMBER 31
                                            ------------------------------------
                                               2006         2005         2004
                                            ----------   ----------   ----------
Transfers as reported in the Summary of
   Operations of the Separate Accounts
   Statement:
   Transfers to Separate Accounts           $1,092,584   $1,095,820   $1,061,629
   Transfers from Separate Accounts          1,758,650    1,671,242    1,113,867
                                            ----------   ----------   ----------
Net transfers to (from) Separate Accounts     (666,066)    (575,422)     (52,238)
Reconciling adjustments:
   Other                                           215        3,768       (1,205)
                                            ----------   ----------   ----------
Transfers as reported in the Summary of
   Operations of the Company                $ (665,851)  $ (571,654)  $  (53,443)
                                            ==========   ==========   ==========

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



7. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)



At December 31, 2006 and 2005, the Company had variable annuities with guaranteed living benefits as follows:



                                            SUBJECTED                  REINSURANCE
                                             ACCOUNT      AMOUNT OF      RESERVE
YEAR   BENEFIT AND TYPE OF RISK               VALUE     RESERVE HELD      CREDIT
----   ---------------------------------   ----------   ------------   ---------
2006   GUARANTEED MINIMUM INCOME BENEFIT   $1,787,240      $25,183        $3,152
2005   Guaranteed Minimum Income Benefit   $1,751,800      $21,551        $3,328



For Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.



At December 31, 2006 and 2005, the Company had variable annuities with guaranteed death benefits as follows:



                                             SUBJECTED                  REINSURANCE
                                              ACCOUNT      AMOUNT OF      RESERVE
YEAR   BENEFIT AND TYPE OF RISK                VALUE     RESERVE HELD      CREDIT
----   ----------------------------------   ----------   ------------   -----------
2006   GUARANTEED MINIMUM DEATH BENEFIT     $6,564,098      $63,367       $33,153
2005   Guaranteed Minimum Death Benefit     $6,394,544      $61,194       $37,963



For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



7. POLICY AND CONTRACT ATTRIBUTES (CONTINUED)



Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2006 and 2005, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:



                                    GROSS   LOADING     NET
                                   ------   -------   ------
DECEMBER 31, 2006
Ordinary direct renewal business   $2,749   $1,475    $4,224
Ordinary new business                 910     (107)      803
                                   ------   ------    ------
                                   $3,659   $1,368    $5,027
                                   ======   ======    ======
December 31, 2005
Ordinary direct renewal business   $1,592   $  211    $1,803
Ordinary new business               2,252    1,106     3,358
                                   ------   ------    ------
                                   $3,844   $1,317    $5,161
                                   ======   ======    ======



At December 31, 2006 and 2005, the Company had insurance in force aggregating $3,640,805 and $61,564,103 respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Ohio Department of Insurance. The Company established policy reserves of $21,377 and $9,331 to cover these deficiencies at December 31, 2006 and 2005, respectively.


8. DIVIDEND RESTRICTIONS


The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) net income for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2007, without the prior approval of insurance regulatory authorities, is $111,989.



9. CAPITAL AND SURPLUS



Life/health insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2006, the Company meets the RBC requirements.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



10. SALES, TRANSFER, AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES



During 2006, 2005 and 2004, the Company sold $32,428, $51,983, and $45,723, respectively, of agent balances without recourse to an affiliated entity. Prior to July 29, 2005, the agent debit balances were sold to Money Services, Inc.
(MSI), an affiliated company. Subsequent to July 29, 2005, agent debit balances were sold without recourse to ADB Corporation, LLC (ADB), an affiliate company, and all rights, title and interest in the prior net debit balances owned by MSI prior to July 29, 2005, were fully assigned, without recourse, to ADB. The Company did not realize a gain or loss as a result of the sales. As of July 1, 2006, the Company no longer sells agent debit balances and thus retains such balances as non-admitted receivables. Receivables in the amount of $20,261 were non-admitted as of December 31, 2006.



11. RETIREMENT AND COMPENSATION PLANS



The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards No. 87, Employers Accounting for Pensions expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $1,432, $1,280, and $1,303 for the years ended December 31, 2006, 2005, and 2004, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.



The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $864, $836, and $807 for the years ended December 31, 2006, 2005, and 2004, respectively.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



11. RETIREMENT AND COMPENSATION PLANS (CONTINUED)



AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2006, 2005 and 2004 was insignificant. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been funded as deemed appropriate by management of AEGON and the Company.



In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $147, $126, and $157 for the years ended December 31, 2006, 2005, and 2004, respectively.


12. RELATED PARTY TRANSACTIONS

The Company shares certain officers, employees and general expenses with affiliated companies.


The Company is party to a Cost Sharing agreement between AEGON USA, Inc. companies, providing for services needed. The Company is also party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company's mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The Company is part of a Tax Allocation Agreement with its parent and other affiliated companies as described in Note 6. During 2006, 2005, and 2004, the Company paid $94,305, $91,667, and $108,339, respectively, for such services, which approximates their costs to the affiliates. During 2006, the Company executed an administration service agreement with Transamerica Fund Advisors, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $36,528 from this

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



12. RELATED PARTY TRANSACTIONS (CONTINUED)



agreement during 2006. The Company provides office space, marketing and administrative services to certain affiliates. During 2006, 2005, and 2004, the Company received $91,726, $85,975, and $89,072, respectively, for such services, which approximates their cost.



Receivables from and payables to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. At December 31, 2006 and 2005, the Company has a net amount of $9,683 and $19,293, respectively, due to affiliates. Terms of settlement require that these amounts are settled within 90 days. During 2006, 2005, and 2004, the Company paid net interest of $1,599, $1,027, and $520, respectively, to affiliates.



In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2006 and 2005, the cash surrender value of these policies was $61,729 and $59,598, respectively.



The Company paid common stock dividends of $2,000 to its parent during 2006. No dividends were paid during 2005. During 2004, the Company paid $200,000 of dividends to its parent.



13. COMMITMENTS AND CONTINGENCIES


The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.


The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $3,364 and $3,380 and an offsetting premium tax benefit of $0 and $722 at December 31, 2006 and 2005, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $36, $59, and $(374), for the years ended December 31, 2006, 2005, and 2004, respectively.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



13. COMMITMENTS AND CONTINGENCIES (CONTINUED)



The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 100/102/105% of the fair market value of the loaned securities as of the transaction date for government/domestic/international securities, respectively. The counterparty is mandated to deliver additional collateral if the fair value of the collateral is at any time less than 100/102/105% of the fair value of the loaned securities, respectively. The agreement does not allow rehypothication of collateral by any party involved but does allow cash collateral to be invested in reverse repurchase agreements. At December 31, 2006 and 2005, respectively, securities in the amount of $59,321 and $0 were on loan under security lending agreements.



The Company has contingent commitments of $2,618 and $3,043 as of December 31, 2006 and 2005, respectively, for low income housing tax credit investments.



The Company is required by the Commodity Futures Trading Commission (CFTC) to maintain assets on deposit with brokers for futures trading activity done on behalf of the Company. The broker has a secured interest with priority in the pledged assets, however, the Company has the right to recall and substitute the pledged assets. At December 31, 2006 and 2005 respectively, the Company pledged assets in the amount of $2,191 and $642 to satisfy the requirements of futures trading accounts.



There continues to be significant federal and state regulatory activity relating to financial services companies. The Company and certain of its affiliates have been examined by, and received requests for information from, the staff of the Securities and Exchange Commission (SEC). In particular, the Company continues to respond to requests for documents and information from the SEC staff in connection with an ongoing investigation, which has included requests for testimony by the Company, its personnel and other related persons regarding potential market timing and matters affecting certain employees and affiliates of the Company.


A number of other companies in this industry have announced settlements of enforcement actions with various regulatory agencies such as the SEC; those settlements have encompassed a wide range of remediation including injunctive relief, monetary penalties, and restitution. The Company and its affiliates are working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. Although it is not possible to provide a meaningful estimate of the range of potential outcomes at this time, the Company does not believe the resolution will be material to its financial position.


At December 31, 2006 and 2005, the net amount of securities being acquired on a TBA basis was $43 and $0, respectively.

                   Western Reserve Life Assurance Co. of Ohio



           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)



14. DEBT



The Company has an outstanding liability for borrowed money in the amount of $18,885 and $6,439 as of December 31, 2006 and 2005, respectively, due to participation in dollar reverse repurchase agreements. The Company enters reverse dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received as stated in Note 1.

                            Statutory-Basis Financial
                               Statement Schedules

                   Western Reserve Life Assurance Co. of Ohio


                       Summary of Investments - Other Than
                         Investments in Related Parties
                             (Dollars in Thousands)


                                December 31, 2006



SCHEDULE I



                                                                      AMOUNT AT
                                                                        WHICH
                                                           FAIR      SHOWN IN THE
            TYPE OF INVESTMENT               COST (1)      VALUE    BALANCE SHEET
            ------------------              ----------   --------   -------------
FIXED MATURITIES
Bonds:
   United States Government and
      government agencies and authorities   $   60,315   $ 58,486     $   60,315
   States, municipalities, and political
      subdivisions                              29,047     29,317         29,047
   Foreign governments                           5,013      5,234          5,013
   Public utilities                             23,975     24,269         23,975
   All other corporate bonds                   505,478    502,126        505,478
Preferred stock                                  4,796      4,844          4,796
                                            ----------   --------     ----------
Total fixed maturities                         628,624    624,276        628,624

Mortgage loans on real estate                   25,548                    25,548
Real estate                                     39,428                    39,428
Policy loans                                   344,781                   344,781
Cash, cash equivalents and short-term
   investments                                 112,307                   112,307
Other invested assets                           11,993                    11,993
                                            ----------                ----------
Total investments                           $1,162,681                $1,162,681
                                            ==========                ==========


(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

                   Western Reserve Life Assurance Co. of Ohio


                       Supplementary Insurance Information
                             (Dollars in Thousands)

SCHEDULE III


                                                                                         BENEFITS,
                                                                                          CLAIMS,
                               FUTURE POLICY      POLICY                       NET      LOSSES AND     OTHER
                                BENEFITS AND   AND CONTRACT     PREMIUM    INVESTMENT   SETTLEMENT   OPERATING   PREMIUM
                                  EXPENSES      LIABILITIES     REVENUE      INCOME*     EXPENSES    EXPENSES*   WRITTEN
                               -------------   ------------   ----------   ----------   ----------   ---------   -------
YEAR ENDED DECEMBER 31, 2006
Individual life                  $  971,044       $12,448     $  582,703     $33,573    $  727,802   $(178,400)    $--
Group life                           15,361           198            233         694           445          55      --
Annuity                             636,572           238        584,189      29,842       892,153    (200,887)     --
                                 ----------       -------     ----------     -------    ----------   ---------     ---
                                 $1,622,977       $12,884     $1,167,125     $64,109    $1,620,400   $(379,232)    $--
                                 ==========       =======     ==========     =======    ==========   =========     ===
YEAR ENDED DECEMBER 31, 2005
Individual life                  $  941,322       $18,346     $  578,049     $34,086    $  252,018   $ 244,614     $--
Group life                           15,288           100            312       1,026         1,722       1,357      --
Annuity                             692,848             2        568,168      51,700       782,520     (67,635)     --
                                 ----------       -------     ----------     -------    ----------   ---------     ---
                                 $1,649,458       $18,448     $1,146,529     $86,812    $1,036,260   $ 178,336     $--
                                 ==========       =======     ==========     =======    ==========   =========     ===
YEAR ENDED DECEMBER 31, 2004
Individual life                  $  431,843       $22,129     $  572,975     $32,781    $  208,923   $ 263,981     $--
Group life                           13,589           100            388         964           887       1,260      --
Annuity                             771,293            --        575,450      57,049       770,457     (62,852)     --
                                 ----------       -------     ----------     -------    ----------   ---------     ---
                                 $1,216,725       $22,229     $1,148,813     $90,794    $  980,267   $ 202,389     $--
                                 ==========       =======     ==========     =======    ==========   =========     ===


* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                   Western Reserve Life Assurance Co. of Ohio


                                   Reinsurance
                             (Dollars in Thousands)

SCHEDULE IV


                                                             ASSUMED                   PERCENTAGE
                                               CEDED TO       FROM                      OF AMOUNT
                                  GROSS         OTHER         OTHER          NET         ASSUMED
                                  AMOUNT      COMPANIES     COMPANIES       AMOUNT       TO NET
                               -----------   -----------   -----------   -----------   ----------
YEAR ENDED DECEMBER 31, 2006
Life insurance in force        $90,434,049   $40,136,640   $17,246,515   $67,543,924       26%
                               ===========   ===========   ===========   ===========      ===
Premiums:
   Individual life             $   637,660   $    57,339   $     2,382   $   582,703        0%
   Group life                          725           492            --           233        0
   Annuity                         591,578         7,389            --       584,189        0
                               -----------   -----------   -----------   -----------      ---
                               $ 1,229,963   $    65,220   $     2,382   $ 1,167,125        0%
                               ===========   ===========   ===========   ===========      ===
YEAR ENDED DECEMBER 31, 2005
Life insurance in force        $85,891,325   $35,360,079   $ 4,106,724   $50,531,246        0%
                               ===========   ===========   ===========   ===========      ===
Premiums:
   Individual life             $   622,657   $    45,399   $       791   $   578,049        0%
   Group life                          755           443            --           312        0
   Annuity                         577,267         9,099            --       568,168        0
                               -----------   -----------   -----------   -----------      ---
                               $ 1,200,679   $    54,941   $       791   $ 1,146,529        0%
                               ===========   ===========   ===========   ===========      ===
YEAR ENDED DECEMBER 31, 2004
Life insurance in force        $81,890,006   $30,314,062   $        --   $51,575,944        0%
                               ===========   ===========   ===========   ===========      ===
Premiums:
   Individual life             $   615,380   $    42,405   $        --   $   572,975        0%
   Group life                          790           402            --           388        0
   Annuity                         586,388        10,938            --       575,450        0
                               -----------   -----------   -----------   -----------      ---
                               $ 1,202,558   $    53,745   $        --   $ 1,148,813        0%
                               ===========   ===========   ===========   ===========      ===

                            PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

(a)  Board of Directors Resolution (1)

(b)  Custodian Agreements (Not Applicable)

(c)  Underwriting Contracts (1)

     i.   Principal Underwriting Agreement (1)


          a. Form of Principal Underwriting Agreement *


     ii.  Selected Broker Agreement (1)


          a. Selected Broker Agreement *


(d)  Contracts

     i.   Specimen Variable Adjustable Life Insurance Policy (1)

     ii.  Amendatory Endorsement (7)

(e)  Applications (1)


     i.   Application *


(f)  Depositor's Certificate of Incorporation and By-Laws

     i.   Second Amended Articles of Incorporation of Western Reserve (2)

     ii.  Amended Code of Regulations (By-Laws) of Western Reserve (2)

(g)  Reinsurance Contracts


     i.   Reinsurance Treaty dated July 1, 2002 (12)


(h)  Participation Agreements

     i.   Participation Agreement regarding BT Insurance Funds Trust (3)


          a. Amended and Restated Participation Agreement regarding DWS Investments VIT Funds*



          b. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding DWS Investments VIT Funds*


     ii. a. Participation Agreement regarding Fidelity Variable Insurance Products Fund (5)

          b. Participation Agreement regarding Fidelity Variable Insurance Products Fund II (5)

          c. Participation Agreement regarding Fidelity Variable Insurance Products Fund III (5)


          d. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Fidelity Variable Insurance Products Funds*


     iii. Participation Agreement regarding PIMCO Variable Insurance Trust (5)

          a. Second Amendment to Participation Agreement Between PIMCO Funds Distributors LLC, and Western Reserve Life Assurance Co. of Ohio (10)


          b. Third Amendment to Participation Agreement Between PIMCO Funds Distributors LLC, and Western Reserve Life Assurance Co. of Ohio (16)



          c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding PIMCO Variable Insurance Trust*



     iv. Participation Agreement regarding T. Rowe Price Equity Series, Inc. T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc. (5)

          a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc., and T. Rowe Price Fixed Income Series, Inc. *


     v.   Participation Agreement regarding Janus Aspen Series (5)


          a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Janus Aspen Funds, Inc. *


     vi. Participation Agreement regarding INVESCO Variable Investment Funds, Inc. (4)


     vii. Participation Agreement regarding Universal Institutional Funds, Inc.
          (7)



          a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Universal Institutional Funds, Inc. *


     viii a. Participation Agreement regarding Vanguard Variable Insurance Funds
          (8)

          b. Amendment to Participation Agreement regarding Vanguard Variable Insurance Funds(12)


          c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Vanguard Variable Insurance Fund *


     ix.  Participation Agreement regarding Royce Capital Fund (9)


          a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Royce Capital Fund *



     x.   Participation Agreement regarding Rydex Variable Trust (10)



          a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Rydex Variable Trust
          *


     xi.  Participation Agreement regarding Gateway Variable Insurance Trust
          (10)

     xii. a. Participation Agreement regarding First Eagle SoGen Variable Funds, Inc. (10)

          b. Participation Agreement regarding First Eagle SoGen Variable Funds, Inc. (12)


          c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding First Eagle Variable Funds, Inc. *


     xiii. Participation Agreement regarding Third Avenue Variable Insurance Trust (10)


          a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Third Avenue Variable Series Trust *


     xiv. Participation Agreement regarding PBHG Insurance Series Fund (10)


          a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Old Mutual Insurance Series Fund (formerly, PBHG Insurance Series Fund) *


     xv.  a. Participation Agreement regarding AIM Variable Insurance Funds(13)

          b. Amendment to Participation Agreement regarding AIM Variable Insurance Funds(13)


          c. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding AIM Variable Insurance Funds *


     xvi. Participation Agreement regarding American Funds Insurance Series (15)


          a. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding American Funds Insurance Series *


(i)  Administrative Contracts

     i.   Third Party Administration and Transfer Agent Agreement (11)

(j)  Other Material Contracts (Not Applicable)

(k)  Legal Opinion (1)

(l)  Actuarial Opinion (Not Applicable)

(m)  Calculation (Not Applicable)

(n)  Other Opinions

     i.   Consent of Ernst & Young LLP *

     ii.  Consent of Sutherland Asbill & Brennan LLP *

(o)  Omitted Financial Statements (Not Applicable)

(p)  Initial Capital Agreements (Not Applicable)

(q)  Redeemability Exemption

     i.   Memorandum describing issuance, transfer and redemption procedures (3)


     ii. Updated Memorandum describing issuance, transfer and redemption procedures (16)


(r)  i.   Power of Attorney (3)

     ii.  Power of Attorney for Jerome A. Vahl (6)

     iii. Power of Attorney for Kevin Bachmann (10)

     iv.  Power of Attorney for Brenda K. Clancy (10)

     v.   Power of Attorney for Michael W. Kirby (10)

     vi.  Power of Attorney for Paul Reaburn (10)

     vii. Power of Attorney for Jerome C. Vahl (10)

     viii. Power of Attorney for Allan J. Hamilton (13)

     ix.  Power of Attorney for Ron Wagley (13)

     x.   Power of Attorney for Allan J. Hamilton (14)

     xi.  Power of Attorney for Brenda K. Clancy (14)

     xii. Power of Attorney for Arthur C. Schneider (14)

     xiii. Power of Attorney for Charles T. Boswell (14)

     xiv. Power of Attorney for Christopher H. Garrett (14)

     xv.  Power of Attorney for Kenneth Kilbane (14)


     xvi. Power of Attorney for Charles T. Boswell (16)



     xvii. Power of Attorney for Christopher H. Garrett (16)



     xviii. Power of Attorney for Arthur C. Schneider (16)



     xix. Power of Attorney for Tim L. Stonehocker (16)



     xx.  Power of Attorney for Charles T. Boswell (17)



     xxi. Power of Attorney for Christopher H. Garrett (17)



     xxii. Power of Attorney for Arthur C. Schneider (17)



     xxiii. Power of Attorney for Tim L. Stonehocker (17)



     xxiv. Power of Attorney for Allan J. Hamilton (17)



     xxv. Power of Attorney for Brenda K. Clancy (17)


*    Filed herewith.

(1) Incorporated herein by reference to the initial filing of this Form S-6 registration statement on June 25, 1998 (File No. 333-57681).

(2) Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556).

(3) Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement filed November 2, 1998 (File No. 333-57681)

(4) Incorporated herein by reference to Post-Effective Amendment No. 4 to Form S-6 registration statement filed November 10, 1999. (File No. 333-57681)

(5) Incorporated herein by reference to Post-Effective Amendment No. 3 to Form S-6 registration statement filed September 23, 1999. (File No. 333-57681)

(6) Incorporated herein by reference to Post-Effective Amendment No. 5 to Form S-6 registration statement filed April 27, 2000. (File No. 333-57681)

(7) Incorporated herein by reference to Post-Effective Amendment No. 6 to Form S-6 registration statement filed November 1, 2000. (File No. 333-57681)

(8) Incorporated herein by reference to Post-Effective Amendment No. 8 to Form S-6 registration statement filed November 28, 2001. (File No. 333-57681)

(9) Incorporated herein by reference to Post-Effective Amendment No. 9 to Form S-6 registration statement filed April 29, 2002. (File No. 333-57681)

(10) Incorporated herein by reference to Post-Effective Amendment No. 10 to Form S-6 registration statement filed July 3, 2002. (File No. 333-57681)

(11) Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-6 registration statement filed February 4, 2003. (File No. 333-57681)

(12) Incorporated herein by reference to Post-Effective Amendment No. 12 to Form N-6 registration statement filed April 21, 2003. (File No. 333-57681)

(13) Incorporated herein by reference to Post-Effective Amendment No. 13 to Form N-6 registration statement filed April 30, 2004. (File No. 333-57681).

(14) Incorporated herein by reference to Post-Effective Amendment No. 14 to Form N-6 registration statement filed February 24, 2005. (File No. 333-57681).

(15) Incorporated herein by reference to Post-Effective Amendment No. 15 to Form N-6 registration statement filed April 28, 2005. (File No. 333-57681).


(16) Incorporated herein by reference to Post-Effective Amendment No. 16 to Form N-6 registration statement filed April 27, 2006. (File No. 333-57681)



(17) Incorporated herein by reference to Pre-Effective Amendment No. 2 to Form N-6 Registration Statement dated October 16, 2006 (File No. 333-135005).


ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

                         PRINCIPAL BUSINESS
         NAME             BUSINESS ADDRESS                           POSITION
         ----            ------------------   -----------------------------------------------------
Tim L. Stonehocker               (1)          Chairman of the Board
Brenda K. Clancy                 (1)          Director and President
Arthur C. Schneider              (1)          Director, Senior Vice President and Chief Tax Officer
Charles T. Boswell               (2)          Director and Chief Executive Officer
Allan J. Hamilton                (2)          Vice President, Treasurer and Controller
Christopher H. Garrett           (1)          Director and Chief Financial Officer


(1)  4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001

(2)  570 Carillon Parkway, St. Petersburg, Florida 33716

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT


                                  JURISDICTION OF
             NAME                   INCORPORATION    PERCENT OF VOTING SECURITIES OWNED              BUSINESS
             ----                 ---------------   -----------------------------------   ------------------------------
Academy Alliance Holdings Inc.         Canada       100% Creditor Resources, Inc.         Holding company

Academy Alliance Insurance Inc.        Canada       100% Creditor Resources, Inc.         Insurance

Academy Insurance Group, Inc.         Delaware      100% Commonwealth General             Holding company
                                                    Corporation

ADB Corporation, L.L.C.               Delaware      100% AUSA Holding Company             Special purpose limited
                                                                                          Liability company

AEGON Alliances, Inc.                 Virginia      100% Benefit Plans, Inc.              Insurance company marketing
                                                                                          support

AEGON Asset Management                Delaware      100% AUSA Holding Co.                 Registered investment advisor
Services, Inc.

AEGON Assignment Corporation          Illinois      100% AEGON Financial Services         Administrator of structured
                                                    Group, Inc.                           settlements

AEGON Assignment Corporation          Kentucky      100% AEGON Financial Services         Administrator of structured
of Kentucky                                         Group, Inc.                           settlements

AEGON Canada Inc. ("ACI")              Canada       100% TIHI                             Holding company

AEGON Capital Management, Inc.         Canada       100% AEGON Canada Inc.                Portfolio management
                                                                                          company/investment adviser

AEGON Dealer Services Canada,          Canada       100% National Financial Corporation   Mutual fund dealership
Inc.

AEGON Derivatives N.V.               Netherlands    100% AEGON N.V.                       Holding company

AEGON Direct Marketing                Maryland      100% Monumental Life Insurance        Marketing company
Services, Inc.                                      Company

AEGON DMS Holding B.V.               Netherlands    100% AEGON International N.V.         Holding company

AEGON Financial Services              Minnesota     100% Transamerica Life Insurance      Marketing
Group, Inc.                                         Co.

AEGON Fund Management, Inc.            Canada       100% AEGON Canada Inc.                Mutual fund manager

AEGON Funding Corp.                   Delaware      100% AEGON USA, Inc.                  Issue debt securities-net
                                                                                          proceeds used to make loans to
                                                                                          affiliates

AEGON Institutional Markets,          Delaware      100% Commonwealth General             Provider of investment,
Inc.                                                Corporation                           marketing and administrative
                                                                                          services to insurance companies

AEGON International N.V.             Netherlands    100% AEGON N.V.                       Holding company

AEGON Ireland Services Limited         Ireland      100% AEGON Ireland Holding B.V.       Provides the services of staff
                                                                                          and vendors to AEGON Financial
                                                                                          Assurance Ireland, Limited and
                                                                                          AEGON Global Institutional
                                                                                          Markets, plc

AEGON Management Company               Indiana      100% AEGON U.S. Holding Corporation   Holding company

AEGON N.V.                           Netherlands    22.72% of Vereniging AEGON            Holding company
                                                    Netherlands Membership Association

AEGON Nederland N.V.                 Netherlands    100% AEGON N.V.                       Holding company

AEGON Nevak Holding B.V.             Netherlands    100% AEGON N.V.                       Holding company

AEGON Structured Settlements,         Kentucky      100% Commonwealth General             Administers structured
Inc.                                                Corporation                           settlements of plaintiff's
                                                                                          physical injury claims against
                                                                                          property and casualty
                                                                                          insurance companies

AEGON U.S. Corporation                  Iowa        AEGON U.S. Holding Corporation        Holding company
                                                    owns 12,962 shares; AEGON USA,
                                                    Inc. owns 3,238 shares

AEGON U.S. Holding Corporation        Delaware      1056 shares of Common Stock owned     Holding company
                                                    by Transamerica Corp.; 225 shares
                                                    of Series A Voting Preferred Stock
                                                    owned by Transamerica Corporation

AEGON USA Investment                    Iowa        100% AUSA Holding Co.                 Investment advisor
Management, Inc.

AEGON USA Investment                    Iowa        100% AEGON USA, Inc.                  Investment advisor
Management, LLC

AEGON USA Real Estate                 Delaware      100% AEGON USA Realty Advisors,       Real estate and mortgage
Services, Inc.                                      Inc.                                  holding company

AEGON USA Realty Advisors, Inc.         Iowa        100% AUSA Holding Co,                 Administrative and investment
                                                                                          services

AEGON USA Travel and                    Iowa        100% Money Services, Inc.             Travel and conference services
Conference Services LLC

AEGON USA, Inc.                         Iowa        10 shares Series A Preferred Stock    Holding company
                                                    owned by AEGON U.S Holding
                                                    Corporation; 150,000 shares of
                                                    Class B Non-Voting Stock owned by
                                                    AEGON U.S. Corporation; 120 shares
                                                    Voting Common Stock owned by AEGON
                                                    U.S Corporation

AEGON/Transamerica Series Trust       Delaware      100% AEGON/Transamerica Fund          Mutual fund
                                                    Advisors, Inc.

AFSG Securities Corporation         Pennsylvania    100% Commonwealth General             Broker-Dealer
                                                    Corporation

ALH Properties Eight LLC              Delaware      100% FGH USA LLC                      Real estate

ALH Properties Eleven LLC             Delaware      100% FGH USA LLC                      Real estate

ALH Properties Fifteen LLC            Delaware      100% FGH USA LLC                      Real estate

ALH Properties Five LLC               Delaware      100% FGH USA LLC                      Real estate

ALH Properties Four LLC               Delaware      100% FGH USA LLC                      Real estate

ALH Properties Nine LLC               Delaware      100% FGH USA LLC                      Real estate

ALH Properties Seven LLC              Delaware      100% FGH USA LLC                      Real estate

ALH Properties Seventeen LLC          Delaware      100% FGH USA LLC                      Real estate

ALH Properties Sixteen LLC            Delaware      100% FGH USA LLC                      Real estate

ALH Properties Ten LLC                Delaware      100% FGH USA LLC                      Real estate

ALH Properties Twelve LLC             Delaware      100% FGH USA LLC                      Real estate

ALH Properties Two LLC                Delaware      100% FGH USA LLC                      Real estate

American Bond Services LLC              Iowa        100% Transamerica Life Insurance      Limited liability company
                                                    Company (sole member)

Ammest Realty Corporation               Texas       100% Monumental Life Insurance        Special-purpose subsidiary
                                                    Company

Ampac Insurance Agency, Inc.        Pennsylvania    100% Commonwealth General             Provider of management support
(EIN 23-1720755)                                    Corporation                           services

Ampac, Inc.                             Texas       100% Academy Insurance Group, Inc.    Managing general agent

Apple Partners of Iowa LLC              Iowa        Members: 58.13% Monumental Life       Hold title on Trustee's Deeds
                                                    Insurance Company; 41.87% Peoples     on secured property
                                                    Benefit Life Insurance Company

ARC Reinsurance Corporation            Hawaii       100% Transamerica Corp,               Property & Casualty Insurance

ARV Pacific Villas, A                California     General Partners - Transamerica       Property
California Limited Partnership                      Affordable Housing, Inc. (0.5%);
                                                    Non-Affiliate of AEGON, Jamboree
                                                    Housing Corp. (0.5%). Limited
                                                    Partner: TOLIC (99%)

AUSA Holding Company                  Maryland      100% AEGON USA, Inc.                  Holding company

AUSA Merger Sub, Inc.                 Delaware      100% AUSA Holding Company             Special purpose

AUSACAN LP                             Canada       General Partner - AUSA Holding Co.    Inter-company lending and
                                                    (1%); Limited Partner - First AUSA    general business
                                                    Life Insurance Company (99%)

Bankers Financial Life Ins. Co.        Arizona      100% Voting Common Stock - First      Insurance
                                                    AUSA Life Insurance Co. Class B
                                                    Common stock is allocated 75% of
                                                    total cumulative vote. Class A
                                                    Common stock is allocated 25% of
                                                    total cumulative vote.

Bay Area Community Investments       California     70% LIICA; 30% Monumental Life        Investments in low income
I, LLC                                              Insurance Company                     housing tax credit properties

Bay State Community                   Delaware      100% Monumental Life Insurance        Investments in low income
Investments I, LLC                                  Company                               housing tax credit properties

Bay State Community                   Delaware      100% Monumental Life Insurance        Investments in low income
Investments II, LLC                                 Company                               housing tax credit properties

Benefit Plans, Inc.                   Delaware      100% Commonwealth General             Inactive
                                                    Corporation

BF Equity LLC                         New York      100% RCC North America LLC            Real estate

Buena Sombra Insurance Agency,        Maryland      91,790 shares of common stock         Insurance agency
Inc.                                                owned by Commonwealth General
                                                    Corporation; 8,210 shares of
                                                    common stock owned by Peoples
                                                    Benefit Life Insurance Company

Canadian Premier Holdings Ltd.         Canada       100% AEGON DMS Holding B.V.           Holding company

Canadian Premier Life                  Canada       100% Canadian Premier Holdings Ltd.   Insurance company
Insurance Company

Capital General Development           Delaware      2.64 shares of common stock owned     Holding company
Corporation                                         by AEGON USA, Inc.; 10 shares of
                                                    common stock owned by Commonwealth
                                                    General Corporation

Capital Liberty, L.P.                 Delaware      99.0% Monumental Life Insurance       Holding company
                                                    Company (Limited Partner); 1.0%
                                                    Commonwealth General Corporation
                                                    (General Partner)

Commonwealth General                  Delaware      100% AEGON U.S. Corporation           Holding company
Corporation ("CGC")

Consumer Membership Services           Canada       100% Canadian Premier Holdings Ltd.   Marketing of credit card
Canada Inc.                                                                               protection membership services
                                                                                          in Canada

Cornerstone International                UK         100% AEGON DMS Holding B.V.           Holding company
Holdings Ltd.

CRC Creditor Resources                 Canada       100% Creditor Resources, Inc.         Insurance agency
Canadian Dealer Network Inc.

Creditor Resources, Inc.              Michigan      100% AUSA Holding Co.                 Credit insurance

CRI Canada Inc.                        Canada       100% Creditor Resources, Inc.         Holding company

CRI Credit Group Services Inc.         Canada       100% Creditor Resources, Inc.         Holding company

CRI Systems, Inc.                     Maryland      100% Creditor Resources, Inc.         Technology

Diversified Actuarial               Massachusetts   100% Diversified Investment           Employee benefit and actuarial
Services, Inc.                                      Advisors, Inc.                        consulting

Diversified Investment                Delaware      100% AUSA Holding Co.                 Registered investment advisor
Advisors, Inc.

Diversified Investors                 Delaware      100% Diversified Investment           Broker-Dealer
Securities Corp.                                    Advisors, Inc.

Edgewood IP, LLC                        Iowa        100% TOLIC                            Limited liability company

FGH Eastern Region LLC                Delaware      100% FGH USA LLC                      Real estate

FGH Realty Credit LLC                 Delaware      100% FGH Eastern Region LLC           Real estate

FGH USA LLC                           Delaware      100% RCC North America LLC            Real estate

FGP 90 West Street LLC                Delaware      100% FGH USA LLC                      Real estate

FGP Burkewood, Inc.                   Delaware      100% FGH USA LLC                      Real estate

FGP Bush Terminal, Inc.               Delaware      100% FGH Realty Credit LLC            Real estate

FGP Colonial Plaza, Inc.              Delaware      100% FGH USA LLC                      Real estate

FGP Franklin LLC.                     Delaware      100% FGH USA LLC                      Real estate

FGP Herald Center, Inc.               Delaware      100% FGH USA LLC                      Real estate

FGP Heritage Square, Inc.             Delaware      100% FGH USA LLC                      Real estate

FGP Islandia, Inc.                    Delaware      100% FGH USA LLC                      Real estate

FGP Merrick, Inc.                     Delaware      100% FGH USA LLC                      Real estate

FGP Rockbeach, Inc..                  Delaware      100% FGH USA LLC                      Real estate

FGP West 32nd Street, Inc.            Delaware      100% FGH USA LLC                      Real estate

FGP West Street LLC                   Delaware      100% FGH USA LLC                      Real estate

FGP West Street Two LLC               Delaware      100% FGH USA LLC                      Real estate

Fifth FGP LLC                         Delaware      100% FGH USA LLC                      Real estate

Financial Planning Services,        District of     100% Ampac Insurance Agency, Inc.     Special-purpose subsidiary
Inc.                                 Columbia       (EIN #27-1720755)

Financial Resources Insurance           Texas       100% owned by Dan Trivers, VP &       Retail sale of securities
Agency of Texas                                     Director of Operations of             products
                                                    Transamerica Financial Advisors,
                                                    Inc., to comply with Texas
                                                    insurance law

First FGP LLC                         Delaware      100% FGH USA LLC                      Real estate

Flashdance, LLC                       New York      100% Transamerica Occidental Life     Broadway production
                                                    Insurance Company

Force Financial Group, Inc.           Delaware      100% Academy Insurance Group, Inc.    Special-purpose subsidiary

Fourth FGP LLC                        Delaware      100% FGH USA LLC                      Real estate

Garnet Assurance Corporation          Kentucky      100% Life Investors Insurance         Investments
                                                    Company of America

Garnet Assurance Corporation II         Iowa        100% Monumental Life Insurance        Business investments
                                                    Company

Garnet Community Investments          Delaware      100% Life Investors Insurance         Securities
I, LLC                                              Company of America

Garnet Community Investments          Delaware      100% Monumental Life Insurance        Securities
II, LLC                                             Company

Garnet Community Investments          Delaware      100% Transamerica Occidental Life     Business investments
III, LLC                                            Insurance Company

Garnet Community Investments          Delaware      100% Monumental Life Insurance        Investments
IV, LLC                                             Company

Garnet Community Investments          Delaware      100% Monumental Life Insurance        Investments
V, LLC                                              Company

Garnet Community Investments          Delaware      100% Monumental Life Insurance        Investments
VI, LLC                                             Company

Garnet Community Investments          Delaware      100% Monumental Life Insurance        Investments
VII, LLC                                            Company

Garnet Community Investments          Delaware      100% Monumental Life Insurance        Investments
VIII, LLC                                           Company

Garnet Community Investments          Delaware      100% Monumental Life Insurance        Investments
IX, LLC                                             Company

Garnet Community Investments          Delaware      100% Monumental Life Insurance        Investments
X, LLC                                              Company

Garnet Community Investments          Delaware      100% Monumental Life Insurance        Investments
XI, LLC                                             Company

Garnet Community Investments          Delaware      100% Monumental Life Insurance        Investments
XII, LLC                                            Company

Garnet LIHTC Fund I, LLC              Delaware      Members: Garnet Community             Investments
                                                    Investments I, LLC (0.01%);
                                                    Goldenrod Asset Management,
                                                    Inc.--a non-affiliate of AEGON
                                                    (99.99%)

Garnet LIHTC Fund II, LLC             Delaware      Members: Garnet Community             Investments
                                                    Investments II, LLC (0.01%);
                                                    Metropolitan Life Insurance
                                                    Company, a non-affiliate of AEGON
                                                    (99.99%)

Garnet LIHTC Fund III, LLC            Delaware      Members: Garnet Community             Investments
                                                    Investments III, LLC (0.01%);
                                                    Jefferson-Pilot Life Insurance
                                                    Company, a non-affiliate of AEGON
                                                    (99.99%)

Garnet LIHTC Fund IV, LLC             Delaware      Members: Garnet Community             Investments
                                                    Investments IV, LLC (0.01%);
                                                    Goldenrod Asset Management, Inc.--
                                                    a non-affiliate of AEGON (99.99%)

Garnet LIHTC Fund V, LLC              Delaware      Members: Garnet Community             Investments
                                                    Investments V, LLC (0.01%); Lease
                                                    Plan North America, Inc., a non-
                                                    affiliate of AEGON (99.99%)

Garnet LIHTC Fund VI, LLC             Delaware      Members: Garnet Community             Investments
                                                    Investments VI, LLC (0.01%); Pydna
                                                    Corporation, a non-affiliate of
                                                    AEGON (99.99%)

Garnet LIHTC Fund VII, LLC            Delaware      Members: Garnet Community             Investments
                                                    Investmetns VII, LLC (0.01%);
                                                    Washington Mutual Bank, a
                                                    non-affiliate of AEGON (99.99%)

Garnet LIHTC Fund VIII, LLC           Delaware      Members: Garnet Community             Investments
                                                    Investments VIII, LLC (0.01%);
                                                    Washington Mutual Bank, a
                                                    non-affiliate of AEGON (99.99%)

Garnet LIHTC Fund IX, LLC             Delaware      100% Garnet Community Investments     Investments
                                                    IX, LLC

Garnet LIHTC Fund X, LLC              Delaware      100% Garnet Community Investments     Investments
                                                    X, LLC

Garnet LIHTC Fund XI, LLC             Delaware      100% Garnet Community Investments     Investments
                                                    XI, LLC

Garnet LIHTC Fund XII, LLC            Delaware      100% Garnet Community Investments     Investments
                                                    XII, LLC

Gemini Investments, Inc.              Delaware      100% TLIC                             Investment subsidiary

Global Preferred Re Limited            Bermuda      100% GPRE Acquisition Corp.           Reinsurance

Global Premier Reinsurance         British Virgin   100% Commonwealth General             Reinsurance company
Company, Ltd.                                       Corporation

GPRE Acquisition Corp.                Delaware      100% AEGON N.V.                       Acquisition company

Great Companies, L.L.C.                 Iowa        100% Money Services, Inc.             Markets & sells mutual funds &
                                                                                          individually managed accounts

Hott Feet Development LLC             New York      100% Transamerica Occidental Life     Broadway production
                                                    Insurance Company

In the Pocket LLC                     New York      100% Transamerica Occidental Life     Broadway production
                                                    Insurance Company

Innergy Lending, LLC                  Delaware      50% World Financial Group, Inc.;      Lending
                                                    50% ComUnity Lending,
                                                    Inc.(non-AEGON entity)

InterSecurities, Inc.                 Delaware      100% AUSA Holding Co.                 Broker-Dealer

Investors Warranty of America,          Iowa        100% AUSA Holding Co.                 Leases business equipment
Inc.

Iowa Fidelity Life Insurance           Arizona      Ordinary common stock is allowed      Insurance
Co.                                                 60% of total cumulative vote.
                                                    Participating common stock is
                                                    allowed 40% of total cumulative
                                                    vote. First AUSA Life Insurance Co.

JMH Operating Company, Inc.          Mississippi    100% People's Benefit Life            Real estate holdings
                                                    Insurance Company

Legacy General Insurance               Canada       100% Canadian Premier Holdings Ltd.   Insurance company
Company

Life Investors Alliance, LLC          Delaware      100% LIICA                            Purchase, own, and hold the
                                                                                          equity interest of other
                                                                                          entities

Life Investors Insurance                Iowa        679,802 shares Common Stock owned     Insurance
Company of America                                  by AEGON USA, Inc.; 504,033 shares
                                                    Series A Preferred Stock owned by
                                                    AEGON USA, Inc.

LIICA Holdings, LLC                   Delaware      Sole Member: Life Investors           To form and capitalize LIICA
                                                    Insurance Company of America          Re I, Inc.

LIICA Re I, Inc.                       Vermont      100% LIICA Holdings, LLC              Captive insurance company

LIICA Re II, Inc.                      Vermont      100% Life Investors Insurance         Captive insurance company
                                                    Company of America

Massachusetts Fidelity Trust            Iowa        100% AUSA Holding Co.                 Trust company
Co.

Money Concepts (Canada) Limited        Canada       100% National Financial Corporation   Financial services, marketing
                                                                                          and distribution

Money Services, Inc.                  Delaware      100% AUSA Holding Co.                 Provides financial counseling
                                                                                          for employees and agents of
                                                                                          affiliated companies

Monumental General                    Maryland      100% Monumental General Insurance     Provides management srvcs. to
Administrators, Inc.                                Group, Inc.                           unaffiliated third party
                                                                                          administrator

Monumental General Insurance          Maryland      100% AUSA Holding Co.                 Holding company
Group, Inc.

Monumental Life Insurance             Maryland      73.23% Capital General Development    Insurance Company
Company                                             Company; 26.77% First AUSA Life
                                                    Insurance Company

National Association                  Maryland      100% Monumental General               Provides actuarial consulting
Management and Consultant                           Administrators, Inc.                  services
Services, Inc.

National Financial Corporation         Canada       100% AEGON Canada, Inc.               Holding company

National Financial Insurance           Canada       100% 1488207 Ontario Limited          Insurance agency
Agency, Inc.

NEF Investment Company                Calfornia     100% TOLIC                            Real estate development

New Markets Community                   Iowa        50% AEGON Institutional Markets,      Community development entity
Investment Fund, LLC                                Inc.; 50% AEGON USA Realty
                                                    Advisors, Inc.

Pensaprima, Inc.                        Iowa        100% AEGON USA Realty Advisors,       Investments
                                                    Inc.

Peoples Benefit Life Insurance          Iowa        76.3% Monumental Life Insurance       Insurance Company
Company                                             Company; 20% Capital Liberty,
                                                    L.P.; 3.7% CGC

Peoples Benefit Services, Inc.      Pennsylvania    100% Veterans Life Insurance          Special-purpose subsidiary
                                                    Company

Premier Solutions Group, Inc.         Maryland      100% Creditor Resources, Inc.         Sales of reinsurance and
                                                                                          credit insurance

Primus Guaranty, Ltd.                  Bermuda      Partners are:  Transamerica Life      Provides protection from
                                                    Insurance Company (13.1%) and         default risk of investment
                                                    non-affiliates of AEGON: XL           grade corporate and sovereign
                                                    Capital, Ltd. (34.7%); CalPERS/PCG    issues of financial
                                                    Corporate Partners Fund, LLC          obligations.
                                                    (13.0%); Radian Group (11.1%). The
                                                    remaining 28.1% of stock is
                                                    publicly owned.

Prisma Holdings, Inc. I               Delaware      100% AUSA Holding Co.                 Holding company

Prisma Holdings, Inc. II              Delaware      100% AUSA Holding Co.                 Holding company

Pyramid Insurance Company, Ltd.        Hawaii       100% Transamerica Corp.               Property & Casualty Insurance

Quantitative Data Solutions,          Delaware      100% owned by TOLIC                   Special purpose corporation
LLC

Quest Membership Services, Inc.       Delaware      100% Commonwealth General             Travel discount plan
                                                    Corporation

RCC North America LLC                 Delaware      100% AEGON USA, Inc.                  Real estate

RCC Properties Limited                  Iowa        AEGON USA Realty Advisors, Inc. is    Limited Partnership
Partnership                                         General Partner and 5% owner; all
                                                    limited partners are RCC entities
                                                    within the RCC group

Real Estate Alternatives              Delaware      Members: 38.356% Transamerica         Real estate alternatives
Portfolio 1 LLC                                     Life Insurance Co.; 34.247% TOLIC;    investment
                                                    18.356% LIICA; 6.301% Monumental
                                                    Life Insurance Co.; 2.74%
                                                    Transamerica Financial Life
                                                    Insurance Co.

Real Estate Alternatives              Delaware      Members: 59.5% Transamerica Life      Real estate alternatives
Portfolio 2 LLC                                     Insurance Co.; 30.75% TOLIC;          investment
                                                    22.25%; Transamerica Financial
                                                    Life Insurance Co.; 2.25%
                                                    Stonebridge Life Insurance Co.

Real Estate Alternatives              Delaware      Members: 30.4% Transamerica Life      Real estate alternatives
Portfolio 3 LLC                                     Insurance Co.; 23% TOLIC; 1%          investment
                                                    Stonebridge Life Insurance Co.;
                                                    11% LIICA; 14% PBLIC; 5% MLIC

Real Estate Alternatives              Delaware      33.4% owned by Life Investors         Real estate alternatives
Portfolio 3A, Inc.                                  Insurance Company of America; 32%     investment
                                                    owned by Peoples Benefit Life
                                                    Insurance Company; 10% owned by
                                                    Transamerica Occidental Life
                                                    Insurance Company; 9.4% owned by
                                                    Monumental Life Insurance Company;
                                                    9.4% owned by Transamerica
                                                    Financial Life Insurance Company;
                                                    1% owned by Stonebridge Life
                                                    Insurance Company

Real Estate Alternatives              Delaware      34% owned by Transamerica Life        Investment vehicle for
Portfolio 4HR, LLC                                  Insurance Company; 30% owned by       alternative real estate
                                                    Transamerica Occidental Life          investments that are
                                                    Insurance Company; 22% owned by       established annually for our
                                                    Monumental Life Insurance Company;    affiliated companies common
                                                    10% owned by Peoples Benefit Life     investment
                                                    Insurance Company; 4% owned by
                                                    Transamerica Financial Life
                                                    Insurance Company

Real Estate Alternatives              Delaware      34% owned by Transamerica Life        Investment vehicle for
Portfolio 4MR, LLC                                  Insurance Company; 30% owned by       alternative real estate
                                                    Transamerica Occidental Life          investments that are
                                                    Insurance Company; 22% owned by       established annually for our
                                                    Monumental Life Insurance Company;    affiliated companies common
                                                    10% owned by Peoples Benefit Life     investment
                                                    Insurance Company; 4% owned by
                                                    Transamerica Financial Life Ins

Realty Information Systems,             Iowa        100% AEGON USA Realty Advisors,       Information Systems for real
Inc.                                                Inc.                                  estate investment management

Retirement Project Oakmont               CA         General Partners: Trransamerica       Senior living apartment complex
                                                    Products, Inc.; TOLIC;
                                                    Transameirca Oakmont Retirement
                                                    Associates, a CA limited
                                                    partnership. Co-General Partners
                                                    of Transamerica Oakmont Retirement
                                                    Associates are Transamerica
                                                    Oakmont Corp. and Transamerica
                                                    Products I (Administrative General
                                                    Partner).

River Ridge Insurance Company          Vermont      100% AEGON Management Company         Captive insurance company

Second FGP LLC                        Delaware      100% FGH USA LLC                      Real estate

Seventh FGP LLC                       Delaware      100% FGH USA LLC                      Real estate

Short Hills Management Company       New Jersey     100% AEGON U.S. Holding Corporation   Holding company

South Glen Apartments, LLC              Iowa        100% Transamerica Affordable          Limited liability company
                                                    Housing, Inc.

Southwest Equity Life Ins. Co.         Arizona      100% of Common Voting Stock AEGON     Insurance
                                                    USA, Inc.

Stonebridge Benefit Services,         Delaware      100% Commonwealth General             Health discount plan
Inc.                                                Corporation

Stonebridge Casualty Insurance          Ohio        100% AEGON USA, Inc.                  Insurance company
Company

Stonebridge Group, Inc.               Delaware      100% Commonwealth General             General purpose corporation
                                                    Corporation

Stonebridge International                UK         100% Cornerstone International        General insurance company
Insurance Ltd.                                      Holdings Ltd.

Stonebridge International                UK         100% Cornerstone International        Marketing
Marketing Ltd.                                      Holdings Ltd.

Stonebridge Life Insurance             Vermont      100% Commonwealth General             Insurance company
Company                                             Corporation

Stonebridge Reinsurance Company        Vermont      100% Stonebridge Life Insurance       Captive insurance company
                                                    Company

TA Air XI, Corp.                      Delaware      100% TCFC Air Holdings, Inc.          Special purpose corporation

TAH-MCD IV, LLC                         Iowa        100% Transamerica Affordable          Serve as the general partner
                                                    Housing, Inc.                         for McDonald Corporate Tax
                                                                                          Credit Fund IV Limited
                                                                                          Partnership

TBC III, Inc.                         Delaware      100% TFCFC Asset Holdings, Inc.       Special purpose corporation

TBK Insurance Agency of Ohio,           Ohio        500 shares non-voting common stock    Variable insurance contract
Inc.                                                owned by Transamerica Financial       sales in state of Ohio
                                                    Advisors, Inc.; 1 share voting
                                                    common stock owned by James Krost

TCF Asset Management                  Colorado      100% TCFC Asset Holdings, Inc.        A depository for foreclosed
Corporation                                                                               real and personal property

TCFC Air Holdings, Inc.               Delaware      100% Transamerica Commercial          Holding company
                                                    Finance Corporation, I

TCFC Asset Holdings, Inc.             Delaware      100% Transamerica Commercial          Holding company
                                                    Finance Corporation, I

TCFC Employment, Inc.                 Delaware      100% Transamerica Commercial          Used for payroll for employees
                                                    Finance Corporation, I                at TFC

TFC Properties, Inc.                  Delaware      100% Transamerica Corporation         Holding company

The AEGON Trust Advisory              Delaware                                            Voting Trust
Board: Donald J. Shepard,
Joseph B.M. Streppel,
Alexander R. Wynaendts, and
Craig D. Vermie

The Insurance Agency for the          Maryland      100% Veterans Life Insurance          Insurance
American Working Family, Inc.                       Company

The RCC Group, Inc.                   Delaware      100% FGH USA LLC                      Real estate

TIHI Mexico, S. de R.L. de C.V.        Mexico       95% TIHI; 5% TOLIC                    To render and receive all kind
                                                                                          of administrative, accountant,
                                                                                          mercantile and financial
                                                                                          counsel and assistance to and
                                                                                          from any other Mexican or
                                                                                          foreign corporation, whether
                                                                                          or not this company is a
                                                                                          shareholder of them

Transamerica Accounts Holding         Delaware      100% TCFC Asset Holdings, Inc.        Holding company
Corporation

Transamerica Affinity                 Maryland      100% AEGON Direct Marketing           Marketing company
Services, Inc.                                      Services, Inc.

Transamerica Affordable              California     100% TRS                              General partner LHTC
Housing, Inc.                                                                             Partnership

Transamerica Annuity Service         New Mexico     100% TSC                              Performs services required for
Corporation                                                                               structured settlements

Transamerica Aviation LLC             Delaware      100% TCFC Air Holdings, Inc.          Special purpose corporation

Transamerica Capital, Inc.           California     100% AUSA Holding Co.                 Broker/Dealer

Transamerica China Investments        Hong Kong     99% TOLIC                             Holding company
Holdings Limited

Transamerica Commercial               Delaware      100% TFC                              Holding company
Finance Corporation, I

Transamerica Consultora Y               Chile       95% TOLIC; 5% Transamerica            Special purpose limited
Servicios Limitada                                  International Holdings, Inc.          liability corporation

Transamerica Consumer Finance         Delaware      100% TCFC Asset Holdings, Inc.        Consumer finance holding
Holding Company                                                                           company

Transamerica Corporation              Delaware      100% The AEGON Trust                  Major interest in insurance
                                                                                          and finance

Transamerica Corporation               Oregon       100% Transamerica Corp.               Holding company
(Oregon)

Transamerica Direct Marketing         Australia     100% AEGON DMS Holding B.V.           Holding company
Asia Pacific Pty Ltd.

Transamerica Direct Marketing         Australia     100% Transamerica Direct Marketing    Marketing/operations company
Australia Pty Ltd.                                  Asia Pacific Pty Ltd.

Transamerica Direct Marketing          Mexico       100% AEGON DMS Holding B.V.           Provide management advisory
Group, Mexico S.A. de C.V.                                                                and technical consultancy
                                                                                          services.

Transamerica Direct Marketing          Mexico       100% AEGON DMS Holding B.V.           Provide marketing, trading,
Group-Mexico Servicios S.A. de                                                            telemarketing and advertising
C.V.                                                                                      services in favor of any third
                                                                                          party, particularly in favor
                                                                                          of insurance and reinsurance
                                                                                          companies.

Transamerica Direct Marketing           Japan       100% AEGON DMS Holding B.V.           Marketing company
Japan K.K.

Transamerica Direct Marketing           Korea       99% AEGON DMS Holding B.V.: 1%        Marketing company
Korea Ltd.                                          AEGON International N.V.

Transamerica Direct Marketing          Taiwan       100% AEGON DMS Holding B.V.           Authorized business:
Taiwan, Ltd.                                                                              Enterprise management
                                                                                          consultancy, credit
                                                                                          investigation services, to
                                                                                          engage in business not
                                                                                          prohibited or restricted under
                                                                                          any law of R.O.C., except
                                                                                          business requiring special
                                                                                          permission of government

Transamerica Direct Marketing         Thailand      93% Transamerica International        Marketing of insurance
(Thailand), Ltd.                                    Direct Marketing Consultants, LLC;    products in Thailand
                                                    remiaining 7% held by various
                                                    AEGON employees

Transamerica Distribution             Delaware      100% TCFC Asset Holdings, Inc.        Commercial Finance
Finance - Overseas, Inc.

Transamerica Finance                  Delaware      100% Transamerica Corp.               Commercial & Consumer Lending
Corporation ("TFC")                                                                       & equipment leasing

Transamerica Financial                Delaware      100% TSC                              Broker/dealer
Advisors, Inc.

Transamerica Financial                Minnesota     100% AEGON Financial Services         Inactive
Institutions, Inc.                                  Group, Inc.

Transamerica Financial Life           New York      87.40% AEGON USA, Inc.; 12.60%        Insurance
Insurance Company                                   TOLIC

Transamerica Financial                 Alabama      100% Transamerica Financial           Insurance agent & broker
Resources Ins. Agency of                            Advisors, Inc.
Alabama, Inc.

Transamerica Fund Advisors,            Florida      Western Reserve Life Assurance Co.    Fund advisor
Inc.                                                of Ohio owns 77%; AUSA Holding Co.
                                                    owns 23%

Transamerica Fund Services,            Florida      Western Reserve Life Assurance Co.    Mutual fund
Inc.                                                of Ohio owns 44%; AUSA Holding
                                                    Company owns 56%

Transamerica Funding LP                 U.K.        99% Transamerica Leasing Holdings,    Intermodal leasing
                                                    Inc.; 1% Transamerica Commercial
                                                    Finance Corporation, I

Transamerica Holding B.V.            Netherlands    100% AEGON International N.V.         Holding company

Transamerica Home Loan               California     100% Transamerica Finance             Consumer mortgages
                                                    Corporation

Transamerica IDEX Mutual Funds        Delaware      100% AEGON/Transamerica Fund          Mutual fund
                                                    Advisers, Inc.

Transamerica Income Shares,           Maryland      100% AEGON/Transamerica Fund          Mutual fund
Inc.                                                Advisers, Inc.

Transamerica Insurance                Australia     100% Transamerica Direct Marketing    Insurance intermediary
Marketing Asia Pacific Pty Ltd.                     Asia Pacific Pty Ltd.

Transamerica Direct Marketing         Maryland      51% Hugh J. McAdorey; 49% AEGON       Provide consulting services
Consultants, LLC                                    Direct Marketing Services, Inc.       ancillary to the marketing of
                                                                                          insurance products overseas.

Transamerica International            Maryland      100% Monumental General Insurance     Marketing arm for sale of mass
Direct Marketing Group, Inc.                        Group, Inc.                           marketed insurance coverage

Transamerica International            Delaware      100% AEGON USA, Inc.                  Investments
Holdings, Inc.

Transamerica International RE          Bermuda      100% AEGON USA, Inc.                  Reinsurance
(Bermuda) Ltd.

Transamerica Investment               Delaware      80% Transamerica Investment           Investment advisor
Management, LLC                                     Services, Inc. as Original Member;
                                                    20% owned by Professional Members
                                                    (employees of Transamerica
                                                    Investment Services, Inc.)

Transamerica Investment               Delaware      100% Transamerica Corp.               Holding company
Services, Inc. ("TISI")

Transamerica Investors, Inc.          Maryland      Maintains advisor status              Advisor

Transamerica Leasing Holdings,        Delaware      100% Transamerica Finance             Holding company
Inc.                                                Corporation

Transamerica Life (Bermuda)            Bermuda      100% Transamerica Occidental Life     Long-term life insurer in
Ltd.                                                Insurance Company                     Bermuda -- will primarily
                                                                                          write fixed universal life and
                                                                                          term insurance

Transamerica Life Canada               Canada       AEGON Canada Inc. owns 9,600,000      Life insurance company
                                                    shares of common stock; AEGON
                                                    International N.V. owns 3,568,941
                                                    shares of common stock and 184,000
                                                    shares of Series IV Preferred
                                                    stock.

Transamerica Life Insurance             Iowa        316,955 shares Common Stock owned     Insurance
Company                                             by Transamerica Occidental Life
                                                    Insurance Company; 87,755 shares
                                                    Series B Preferred Stock owned by
                                                    AEGON USA, Inc.

Transamerica Marketing E               Brazil       749,000 quotes shares owned by        Brokerage company
Correctora De Seguros De Vida                       AEGON DMS Holding B.V.; 1 quota
Do Brazil Ltda.                                     share owned by AEGON International
                                                    N.V.

Transamerica Mezzanine                Delaware      100% TCFC  Asset Holdings, Inc.       Holding company
Financing Inc.

Transamerica Minerals Company        California     100% TRS                              Owner and lessor of oil and
                                                                                          gas properties

Transamerica Oakmont                 California     100% Transamerica Products, Inc.      General partner retirement
Corporation                                                                               properties

Transamerica Oakmont                 California     Co-General Partners are               Senior living apartments
Retirement Associates                               Transamerica Oakmont Corporation
                                                    and Transamerica Products I
                                                    (Administrative General Partner)

Transamerica Occidental Life            Iowa        1,104,117 shares Common Stock         Life Insurance
Insurance Company ("TOLIC")                         owned by Transamerica Service
                                                    Company; 1,103,466 shares of
                                                    Preferred Stock owned by
                                                    Transamerica Corporation

Transamerica Occidental's            California     100% TOLIC                            Mutual fund
Separate Account Fund C

Transamerica Pacific Insurance         Hawaii       100% Transamerica Corp.               Life insurance
Company, Ltd.

Transamerica Products, Inc.          California     100% TSC                              Holding company
("TPI")

Transamerica Pyramid                    Iowa        100% TOLIC                            Realty limited liability
Properties LLC                                                                            company

Transamerica Re Consultoria em         Brazil       95% TOLIC; 5% Transamerica            Insurance and reinsurance
Seguros e Servicos Ltda                             International Holdings, Inc.          consulting

Transamerica Realty Investment        Delaware      100% TOLIC                            Realty limited liability
Properties LLC                                                                            company

Transamerica Realty Services,         Delaware      100% AEGON USA Realty Advisors,       Real estate investments
LLC ("TRS")                                         Inc.

Transamerica Retirement               Delaware      100% TFC Properties, Inc.             Inactive
Communities S.F., Inc.

Transamerica Retirement               Delaware      100% TFC Properties, Inc.             Inactive
Communities S.J., Inc.

Transamerica Securities Sales         Maryland      100% TSC                              Life insurance sales
Corp.

Transamerica Service Company          Delaware      100% TIHI                             Holding company
("TSC")

Transamerica Small Business           Delaware      100% TCFC Asset Holdings, Inc.        Holding company
Capital, Inc.

Transamerica Trailer Leasing AG      Switzerland    100% Transamerica Leasing             Leasing
                                                    Holdings, Inc.

Transamerica Trailer Leasing           Poland       100% Transamerica Leasing             Leasing
Sp. Z.O.O.                                          Holdings, Inc.

Transamerica Vendor Financial         Delaware      100% TCFC Asset Holdings, Inc.        Provides commercial leasing
Services Corporation

Unicom Administrative               Pennsylvania    100% Academy Insurance Group, Inc.    Provider of admin. services
Services, Inc.

United Financial Services, Inc.       Maryland      100% AEGON USA, Inc.                  General agency

Universal Benefits Corporation          Iowa        100% AUSA Holding Co.                 Third party administrator

USA Administration Services,           Kansas       100% TOLIC                            Third party administrator
Inc.

Valley Forge Associates, Inc.       Pennsylvania    100% Ampac Insurance Agency, Inc.     Furniture & equipment lessor
                                                    (EIN #27-1720755)

Veterans Insurance Services,          Delaware      100% Ampac Insurance Agency, Inc.     Special-purpose subsidiary
Inc.                                                (EIN #27-1720755)

Veterans Life Insurance Company       Illinois      100% AEGON USA, Inc.                  Insurance company

Westcap Investors, LLC                Delaware      100% Transamerica Investment          Inactive
                                                    Management, LLC

Westcap Investors Series Fund,        Delaware      Transamerica Investment               This Series Fund is an
LLC                                                 Management, LLC is the Managing       unregistered investments
                                                    Member                                vehicle for Transamerica
                                                                                          Investment Management, LLC
                                                                                          (former Westcap Investors,
                                                                                          LLC) clients are Members

Western Reserve Life Assurance          Ohio        100% AEGON USA, Inc.                  Insurance
Co. of Ohio

WFG China Holdings, Inc.              Delaware      100% World Financial Group, Inc.      Hold interest in Insurance
                                                                                          Agency located in Peoples
                                                                                          Republic of China

WFG Insurance Agency of Puerto       Puerto Rico    100% World Financial Group            Insurance agency
Rico, Inc.                                          Insurance Agency, Inc.

WFG Properties Holdings, LLC           Georgia      100% World Financial Group, Inc.      Marketing

WFG Property & Casualty              California     100% WFG Property & Casualty          Insurance agency
Insurance Agency of                                 Insurance Agency, Inc.
California, Inc.

WFG Property & Casualty                Nevada       100% WFG Property & Casualty          Insurance agency
Insurance Agency of Nevada,                         Insurance Agency, Inc.
Inc.

WFG Property & Casualty                Georgia      100% World Financial Group            Insurance agency
Insurance Agency, Inc.                              Insurance Agency, Inc.

WFG Reinsurance Limited                Bermuda      100% World Financial Group, Inc.      Reinsurance

WFG Securities of Canada, Inc.         Canada       100% World Financial Group Holding    Mutual fund dealer
                                                    Company of Canada, Inc.

World Financial Group Holding          Canada       100% TIHI                             Holding company
Company of Canada Inc.

World Financial Group                  Ontario      50% World Financial Group Holding     Insurance agency
Insurance Agency of Canada Inc.                     Co. of Canada Inc.; 50% World
                                                    Financial Group Subholding Co. of
                                                    Canada Inc.

World Financial Group                  Hawaii       100% World Financial Group            Insurance agency
Insurance Agency of Hawaii,                         Insurance Agency, Inc.
Inc.

World Financial Group               Massachusetts   100% World Financial Group            Insurance agency
Insurance Agency of                                 Insurance Agency, Inc.
Massachusetts, Inc.

World Financial Group                  Wyoming      100% World Financial Group            Insurance agency
Insurance Agency of Wyoming,                        Insurance Agency, Inc.
Inc.

World Financial Group                California     100% Western Reserve Life             Insurance agency
Insurance Agency, Inc.                              Assurance Co. of Ohio

World Financial Group                  Canada       100% World Financial Group Holding    Holding company
Subholding Company of Canada                        Company of Canada, Inc.
Inc.

World Financial Group, Inc.           Delaware      100% AEGON Asset Management           Marketing
                                                    Services, Inc.

World Group Securities, Inc.          Delaware      100% AEGON Asset Management           Broker-dealer
                                                    Services, Inc.

Zahorik Company, Inc.                California     100% AUSA Holding Co.                 Inactive


ITEM 29. INDEMNIFICATION

                    STATEMENT WITH RESPECT TO INDEMNIFICATION

     Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

                          Ohio General Corporation Law

SECTION 1701.13 AUTHORITY OF CORPORATION

     (E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

     (2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

     (a) Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

     (b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

     (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

     (4) Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1 ) and
(2) of this section. Such determination shall be made as follows:

     (a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

     (b) If the quorum described in division (E)(4)(a) of this section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

     (c) By the shareholders;

     (d) By the court of common pleas or the court in which such action, suit, or proceeding was brought.

     Any determination made by the disinterested directors under division
(E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

     (5)(a) Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and
(2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

     (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

     (ii) Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

     (b) Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

     (6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

     (7) A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

     (8) The authority of a corporation to indemnify persons pursuant to divisions (E)(1 ) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or
(7).

     (9) As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

           Second Amended Articles of Incorporation of Western Reserve

                                 ARTICLE EIGHTH

     EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

     (2) The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

     (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

     (4) Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or
(b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

     (5) Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

     (6) The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

     (7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

     (8) As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

     (9) The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

                 Amended Code of Regulations of Western Reserve

                                    ARTICLE V

     Indemnification of Directors and Officers

     Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

ITEM 30. PRINCIPAL UNDERWRITERS


A. Transamerica Capital, Inc. serves as the principal underwriter for:



Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA-1, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Transamerica Corporate Separate Account Sixteen, Separate Account VL A and Separate Account VUL A. These accounts are separate accounts of Transamerica Life Insurance Company.



Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, Separate Account VA WNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account. These accounts are separate accounts of Transamerica Financial Life Insurance Company.



Transamerica Capital, Inc. serves as principal underwriter for Peoples Benefit Life Insurance Company Separate Account I, Peoples Benefit Life Insurance Company Separate Account II and Peoples Benefit Life Insurance Company Separate Account V. These accounts are separate accounts of Peoples Benefit Life Insurance Company.



Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B. These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.



Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA-2L, Separate Account VA-5, and Transamerica Occidental Life Separate Account VUL-3. These accounts are separate accounts of Transamerica Occidental Life Insurance Company.



Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA WM. This account is a separate account of Monumental Life Insurance Company.



Transamerica Capital, Inc. also serves as principal underwriter for AEGON/Transamerica Series Trust, Transamerica IDEX Mutual Funds and Transamerica Investors, Inc.

B. Directors and Officers of Transamerica Capital, Inc.:



                            Principal
                             Business
        Name                 Address          Position and Offices with Underwriter
        ----                ---------         -------------------------------------
Phillip S. Eckman              (2)                          Director

Paula G. Nelson                (3)       Director, Chief Executive Officer and President

Larry N. Norman                (1)                          Director

John Mallett                   (1)                          Director

Linda S. Gilmer                (1)             Executive Vice President - Finance

Frank A. Camp                  (1)                     Corporate Secretary

Michael W. Brandsma            (3)       Managing Director and Executive Vice President

Jay A. Hewitt                  (2)       Managing Director and Executive Vice President

Robert R. Frederick            (1)       Managing Director and Executive Vice President

Lon J. Olejniczak              (1)       Managing Director and Executive Vice President

Courtney A. John               (3)                  Chief Compliance Officer

Carol A. Sterlacci             (4)                       Vice President

Darin D. Smith                 (1)                  Assistant Vice President

Brenda L. Smith                (4)                  Assistant Vice President

Priscilla I. Hechler           (4)      Assistant Vice President and Assistant Secretary

Arthur D. Woods                (4)                  Assistant Vice President

Dennis P. Gallagher            (4)                  Assistant Vice President

Kyle A. Keelan                 (4)                  Assistant Vice President

Christy Post-Rissin            (4)                  Assistant Vice President

Frank J. Rosa                  (4)                  Assistant Vice President

John W. Fischer                (4)                  Assistant Vice President

Amy Boyle                      (4)                  Assistant Vice President

Clifton W. Flenniken, III      (5)                  Assistant Vice President


(1)  4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001


(2)  600 S. Hwy 169, Suite 1800, Minneapolis, MN 55426



(3)  4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719



(4)  570 Carillon Parkway, St. Petersburg, FL 33716



(5)  1111 North Charles Street, Baltimore, MD 21201

C.   Compensation to Principal Underwriter


                                      (2)
             (1)               NET UNDERWRITING         (3)             (4)
      NAME OF PRINCIPAL         DISCOUNTS AND     COMPENSATION ON    BROKERAGE         (5)
         UNDERWRITER            COMMISSIONS(1)       REDEMPTION     COMMISSIONS   COMPENSATION
----------------------------   ----------------   ---------------   -----------   ------------
AFSG Securities Corporation       $2,920,902.77              None           N/A            N/A
Transamerica Capital, Inc. *               None              None           N/A            N/A






(*) Effective May 1, 2007, AFSG Securities Corporation ceased to be the distributing firm and Transamerica Capital, Inc., became the distributor and principal underwriter for the policies.



(1)  Fiscal Year 2006


ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books, or other documents required to be maintained by
     Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Western Reserve, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499.

ITEM 32. MANAGEMENT SERVICES (NOT APPLICABLE)

ITEM 33. FEE REPRESENTATION

     Western Reserve Life Assurance Co. of Ohio ("Western Reserve") hereby represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Cedar Rapids, and State of Iowa, on the 25th day of April, 2007.


                                        WRL SERIES LIFE CORPORATE ACCOUNT
                                        (Registrant)



                                        By
                                           -------------------------------------
                                        Name: Tim L. Stonehocker *
                                        Title: Chairman of the Board


                                        WESTERN RESERVE LIFE ASSURANCE CO.
                                        OF OHIO
                                        (Depositor)



                                        By
                                           -------------------------------------
                                        Name: Tim L. Stonehocker *
                                        Title: Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                                TITLE                      DATE
---------                                -----                      ----


                             Chairman of the Board             04-25-07
--------------------------                                   ------------------
Tim L. Stonehocker */


                             Director and Chief Executive      04-25-07
--------------------------   Officer                         ------------------
Charles T. Boswell */


                             Director and President            04-25-07
--------------------------                                   ------------------
Brenda K. Clancy */


                             Vice President, Treasurer and     04-25-07
--------------------------   Controller                      ------------------
Allan J. Hamilton */


                             Director and Chief Financial      04-25-07
--------------------------   Officer                         ------------------
Christopher H. Garrett */


                             Director, Senior Vice             04-25-07
--------------------------   President and Chief Tax         ------------------
Arthur C. Schneider */       Officer





*/ /s/ Karen J. Epp
--------------------------
*Signed by Karen J. Epp as
   Attorney in Fact

                                  EXHIBIT INDEX


Item 26(c) Underwriting Contracts



     (i)(a) Form of Principal Underwriting Agreement



     (ii)(a) Selected Broker Agreement



Item 26(e) Applications



     (i)  Applications


Item 26(h) Participation Agreements





     (i) a. Amended and Restated Participation Agreement regarding DWS Investments VIT Funds






          b. Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding DWS Investments VIT Funds



     (ii)(d) Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Fidelity Variable Insurance Products Funds



     (iii)(c) Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding PIMCO Variable Insurance Trust



     (iv)(a) Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding T. Rowe Price Equity Series, Inc. and T. Rowe Price International Series, Inc., and T. Rowe Price Fixed Income Series, Inc



     (v)(a) Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Janus Aspen Funds, Inc.



     (vii)(a) Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Universal Institutional Funds, Inc.



     (viii)(c) Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Vanguard Variable Insurance Fund



     (ix)(a) Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Royce Capital Fund



     (x)(a) Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Rydex Variable Trust



     (xii)(c) Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding First Eagle Variable Funds, Inc



     (xiii)(a) Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Third Avenue Variable Series Trust



     (xiv)(a) Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding Old Mutual Insurance Series Fund (formerly, PBHG Insurance Series Fund)



     (xv)(c) Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding AIM Variable Insurance Funds



     (xvi)(a) Shareholder Information Sharing Agreement (Under Rule 22c-2(a)(2) of the Investment Company Act of 1940) regarding American Funds Insurance Series

Item 26(n) Other Opinions

     i.   Consent of Ernst & Young LLP

     ii.  Consent of Sutherland Asbill & Brennan LLP